UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06318
CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of registrant as specified in charter)
222 Delaware Avenue
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip code)
CT Corp
155 Federal Street Suite 700
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 374-9999
Date of fiscal year end:
8/31
Date of reporting period:
8/31/2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group
Capital Markets Funds
                          TRAK®

Annual Report
>> August 31, 2009

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Table of Contents

Shareholder Letter	I

Consulting Group Capital Markets Funds Performance Summary	V

Large Capitalization Growth Investments	1

Large Capitalization Value Equity Investments	4

Small Capitalization Growth Investments	6

Small Capitalization Value Equity Investments	8

International Equity Investments	10

Emerging Markets Equity Investments	13

Core Fixed Income Investments	15

High Yield Investments	18

International Fixed Income Investments	20

Municipal Bond Investments	22

Money Market Investments	24

Fund Expenses	27

Schedules of Investments	29

Statements of Assets and Liabilities	136

Statements of Operations	138

Statements of Changes in Net Assets	140

Financial Highlights	144

Notes to Financial Statements	155

Report of Independent Registered Public Accounting Firm	197

Board Approval of Management Agreement and Investment Advisory Agreements	198

Additional Information	202

Important Tax Information	208

Consulting Group
Capital Markets Funds

Dear Shareholder,

As the Consulting Group Capital Markets (“CGCM”) Funds’ (“Funds”) fiscal year ended August 31, 2009, many investors’ fears had subsided following a significant broad market rally. While the first half of the fiscal year produced negative returns for all of the Funds except International Fixed Income Investments and Municipal Bond Investments, the second half produced positive six-month returns across all Funds.

This is a dramatic change from the market environment experienced from the period of September 2008 through the end of February 2009 in which the broad markets faced their steepest declines since the Great Depression consumer confidence was at an all-time low, and rising unemployment levels and home foreclosure rates escalated. Federal assistance in the form of low interest rates, bailouts of financial institutions, and guaranteed money allowed for enough stability for markets to finally catch their breath in early March. In this short time period, diversification did not work, as all asset classes reflected negative returns; even cash and money market funds faced significant challenges as investors shifted towards government-guaranteed and Treasury securities.

Subsequently, from March 2009 through August 2009, liquidity returned to the markets and equities roared back both domestically and overseas, with emerging markets leading the charge. Amidst one of the most difficult and volatile investment periods in the history of the U.S. markets, a majority of the equity and fixed income CGCM Funds were outperforming in the year-to-date period ended August 31, 2009, when compared to peers. While investors were cautiously optimistic, the lower-quality companies outperformed over the second half of the fiscal year. It is important to note that even though returns were positive over this six-month period, higher-quality and dividend-oriented stocks did not keep pace with the broader markets over this time. As uncertainties dissipate, investors may begin to focus more on fundamentals and reward higher-quality companies.

THE CONSULTING GROUP CAPITAL MARKETS FUNDS

CGCM Large Capitalization Growth Investments (“Large Cap Growth Fund”) endured a challenging macroeconomic environment and declined 22.3% during the fiscal year ended August 31, 2009, as compared to the Russell 1000® Growth Index, the Large Cap Growth Fund’s benchmark, which declined 16.8%, and the average mutual fund included in Lipper’s Large-Cap Growth investment category, which lost 17.9% during that period. Sub-advisers for the Large Cap Growth Fund are Westfield Capital Management Company, L.P., Delaware Management Company (“Delaware”), Wells Capital Management, Inc. and Frontier Capital Management Co., LLC (“Frontier”). During the reporting period, in March 2009, Frontier was added as a Sub-adviser to manage a dedicated mid-cap assignment to help broaden diversification. During the fiscal year, a combination of negative contributions from both sector exposure and stock selections within sectors unfavorably impacted relative performance. Overall, the Large Cap Growth Fund’s overweight allocation to the Energy, Healthcare, and Financial sectors, in addition to stock picks in the Information Technology, Energy, and Industrials sectors generally hurt relative returns.

In a period marked with significant stock market volatility, CGCM Large Capitalization Value Equity Investments (“Large Cap Value Fund”) declined 23.1% during the fiscal year ended August 31, 2009. In comparison, the Russell 1000® Value Index, the Large Cap Value Fund’s benchmark, fell 20.3% and the average mutual fund included in Lipper’s Large-Cap Value investment category fell 18.0% in the yearly period. Sub-advisers for the Large Cap Value Fund are NFJ Investment Group LLC (“NFJ”), Cambiar Investors, LLC, Cullen Capital Management, LLC (“Cullen”) and Artisan Partners Limited Partnership (“Artisan”). During the reporting period in December 2008, AllianceBernstein was replaced by Cullen. Additionally in March 2009, Artisan was added as a

I

Sub-adviser to manage a dedicated mid-cap assignment to help broaden diversification. During the fiscal year, contributions from overall sector allocations (overweight Energy and underweight Industrials) had a positive effect on performance, but were not enough to offset negative contributions from the Large Cap Value Fund’s security selections in the Financial, Information Technology, and Materials sectors, which generally had an unfavorable impact on relative performance.

Although absolute performance recovered in 2009, the global recession and financial crisis took a toll on CGCM Small Capitalization Growth Investments (“Small Cap Growth Fund”) during the fiscal year ended August 31, 2009, as returns declined 25.0%. The Russell 2000® Growth Index, the Small Cap Growth Fund’s benchmark, in contrast, posted a loss of 22.0% and the average mutual fund included in Lipper’s Small-Cap Growth investment category fell 21.3% during this period. Sub-advisers for the Small Cap Growth Fund are Westfield Capital Management Company, L.P. and Wall Street Associates. Although the Small Cap Growth Fund benefited from security selections in the Information Technology and Consumer Discretionary sectors, the relative shortfall in yearly performance stemmed from an overweight allocation in the Energy sector, in addition to, stock picks in the Healthcare, Energy, and Industrials sectors that hampered overall results.

CGCM Small Capitalization Value Equity Investments (“Small Cap Value Fund”) experienced absolute declines during the fiscal year ended August 31, 2009, falling 12.7%, but significantly outperformed on a relative basis. The Small Cap Value Fund exceeded the Russell 2000® Value Index, the Small Cap Value Fund’s benchmark, which declined 20.7% and the average mutual fund included in Lipper’s Small-Cap Value investment category, which declined 17.7% during this period. Sub-advisers for the Small Cap Value Fund are NFJ, Delaware and Rutabaga Capital Management LLC. During the fiscal year, positive contributions from Consumer Staples, Materials, and Industrials stock picks favorably affected relative returns.

CGCM International Equity Investments (“International Equity Fund”) declined 15.5% during the fiscal year ended August 31, 2009. In comparison, the MSCI EAFE® – Capitalization Weighted Index (net of dividends), the International Equity Fund’s benchmark, fell 15.0% and the average mutual fund included in Lipper’s International Large-Cap Core investment category dropped 17.5% during this period. Sub-advisers for the International Equity Fund are Philadelphia International Advisors LP, Schroder Investment Management North America Inc., Marsico Capital Management, LLC, and Thornburg Investment Management, Inc. The Sub-advisers are equally weighted between growth- and value-oriented styles. Contributions from overall sector allocations had a positive effect on performance during the fiscal year, but were not enough to offset negative contributions from the International Equity Fund’s securities selection. In particular, security selection was mixed within the Financial sector, which is the largest component of the benchmark. But, the Sub-advisers’ overall performance was strong within the Fund’s Lipper peer group.

CGCM Emerging Markets Equity Investments (“Emerging Markets Fund”) declined 12.9% during the fiscal year ended August 31, 2009. In comparison, the MSCI Emerging Markets Index, the Emerging Markets Fund’s benchmark, declined 9.7% and the average mutual fund in the Lipper Emerging Markets investment category fell 14.0% in the yearly period. The two constant Sub-advisers during the period were Newgate Capital Management LLC and SSgA Funds Management, Inc. The Emerging Markets Fund added Lazard Asset Management LLC as a third Sub-adviser in June 2009. The additional Sub-adviser is intended to add diversification to the others’ investment approaches. The emerging markets fell precipitously in the end of 2008, but rebounded dramatically over the last six months of the fiscal year. In particular, China, India, Korea and Brazil gained significant momentum from stimulative fiscal and monetary policies within those countries. During the fiscal year, the Emerging Markets Fund’s security selection was not strong enough to exceed the benchmark, but was solid within its Lipper peer group.

CGCM Core Fixed Income Investments (“Core Fixed Fund”) returned 9.96% during the fiscal year ended August 31, 2009, and outperformed its benchmark, the Barclays Capital U.S Aggregate BondTM Index, which returned 7.94% for the period, and outperformed the Lipper Intermediate Investment Grade Average, which returned 5.72%. The Core Fixed Fund’s Sub-advisers are Pacific Investment Management Company LLC (“PIMCO”), BlackRock Financial Management, Inc. (“BlackRock”), Metropolitan West Asset Management, LLC (“MetWest”) and Western Asset Management Company (“WAMCo”). Two of the Sub-advisers, PIMCO and

II

MetWest, delivered excess returns over the period, while the other two underperformed the benchmark. PIMCO had positive interest rate management and bond selection, while MetWest added value through its exposure to the Corporate sector. Conversely, BlackRock struggled with bond selection and WAMCo lagged due to exposure to non-agency mortgage-backed securities.

CGCM High Yield Investments (“High Yield Fund”) returned 2.48% during the fiscal year ended August 31, 2009, and underperformed its benchmark, the Barclays Capital High Yield Index, which returned 6.51% for the period, but outperformed the Lipper High Yield Average, which dropped 0.58%. Sub–advisers for the High Yield Fund are WAMCo and PENN Capital Management Co., Inc. (“PENN Capital”). The high yield market produced highly volatile returns over the period. In the first six months, the benchmark declined 22.39%, but then rebounded and returned 37.24% over the last half of the fiscal year. Over the last six months, the premiums demanded by investors continued to decline relative to comparable U.S. Treasury securities. Penn Capital’s overweight to higher quality issues caused it’s performance to lag the benchmark. WAMCo underperformed due to sector selection, specifically an underweight to financial institutions.

CGCM International Fixed Income Investments (“International Fixed Fund”) returned 8.54% during the fiscal year ended August 31, 2009, and outperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index-Hedged, which returned 7.59%, and slightly underperformed the Lipper International Income Fund Average, which returned 8.70%. PIMCO is the Fund’s sole Sub-adviser. The Lipper average includes those funds that are not required to hedge their currency exposure. The International Fixed Fund has an 80% hedged minimum as described in the prospectus. The currency market behaved quite differently over the period. During the first six months of this period, the U.S. dollar strengthened versus the Euro and the Yen, but the U.S. dollar declined over the last half of the fiscal year. PIMCO produced excess returns over the period through currency and interest rate management.

CGCM Municipal Bond Investments (“Municipal Fund”) returned 5.98% during the fiscal year ended August 31, 2009, and outperformed its benchmark, the Barclays Capital Municipal Bond Index, which returned 5.67%, and outperformed the Lipper General Municipal Debt Fund Index, which returned 2.34%. McDonnell Investment Management, LLC (“McDonnell”), is the Municipal Fund’s sole Sub-adviser. The municipal market continued to recover from lackluster returns generated during the first half of the fiscal year. McDonnell was able to deliver excess returns through security selection and yield curve management.

We thank you for your continued support as shareholders of the CGCM Funds. While the second half of the fiscal year produced dramatically positive returns relative to its first half, the markets had not fully recovered from the effects of the financial crisis. We urge you to continue to discuss your own financial situation with your financial adviser as we navigate the new fiscal year.

Sincerely,

James J. Tracy
Chief Executive Officer

October 13, 2009

III

The performance shown represents past performance.Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The Funds are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS:Certain of the funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

[i]	The US Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
ii	The S&P 500® Index is a market capitalization-weighted index of 500 widely-held common stocks. Standard & Poor’s 500 and S&P 500® are registered trademarks of the McGraw-Hill Companies, Inc.
iii	The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 1000® Index is a registered trademark of the Frank Russell Company.
iv	The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
[v]	The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 2000® Index is a registered trademark of the Frank Russell Company.
vi	The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
vi	The MSCI EAFE® — Capitalization Weighted Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® — Capitalization Weighted Index is a registered trademark of Morgan Stanley Capital International Inc.
viii	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
ix	The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Barclays Capital U.S. Aggregate Index is a trademark of Barclays Capital.
[x]	The Barclays Capital High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
xi	The Citigroup Non-U.S. World Government Bond Index-Hedged is a market capitalization weighted index that is designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
xii	The Barclays Capital Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

IV

Performance of the Consulting Group Capital Markets Funds
For the Year Ended August 31, 2009†* (unaudited)

Large Capitalization Growth Investments	(22.25)%
Russell 1000® Growth Index (1)	(16.76)

Large Capitalization Value Equity Investments	(23.14)
Russell 1000® Value Index (2)	(20.27)

Small Capitalization Growth Investments	(25.00)
Russell 2000® Growth Index (3)	(22.02)

Small Capitalization Value Equity Investments	(12.73)
Russell 2000® Value Index (4)	(20.70)

International Equity Investments	(15.48)
MSCI EAFE® — Capitalization Weighted Index (5)	(14.96)

Emerging Markets Equity Investments	(12.86)
MSCI Emerging Markets Index (6)	(9.66)

Core Fixed Income Investments	9.96
Barclays Capital U.S. Aggregate Bondtm Index (7)	7.94

High Yield Investments	2.48
Barclays Capital High Yield Index (8)	6.51

International Fixed Income Investments	8.54
Citigroup Non-U.S. World Government Bond Index — Hedged (9)	7.59

Municipal Bond Investments	5.98
Barclays Capital Municipal Bond Index (10)	5.67

Money Market Investments	0.49
90-day Treasury Bill	0.24

See pages 25 through 26 for all footnotes.

V

Large Capitalization Growth Investments

About the Subadvisers

•	Delaware Management Company (“Delaware”)
Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $258 million to $332 billion as of August 31, 2009, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management, Inc. (“WellsCap”)
Wells Capital employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for CGCM Large Cap Growth Investments (“Fund”) were Delaware Management Company (“Delaware”), Wells Capital Management, Inc. (“WellsCap”), and Westfield Capital Management Company, L.P. (“Westfield”). Additonally, Frontier Capital Management Co., LLC (“Frontier”) became a Fund sub-adviser in March 2009.

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark, the Russell 1000® Growth Index, during the one-year period ended August 31, 2009. Sector allocation was a factor as the Fund was underweight in Producer Durables and overweight in Financials. However, those Financial sector holdings were not in the traditional “spread-lending” stocks but rather in the transaction-based financials which held up better than the average Financial sector holding. Delaware also benefited from positive stock selection in the “hard asset” sectors of Energy and Materials. Typically, Delaware tends to avoid many stocks in those traditionally cyclical sectors where a commodity price or the magnitude of an economic cycle is the key driver of the company’s results. However, during the period, Delaware owned companies in these sectors that fit their investment template of businesses they viewed as having sustainable competitive advantages that could help manage effectively through a variety of economic cycles.

The portion of the Fund managed by WellsCap underperformed the benchmark for the one-year period ended August 31, 2009. The consistent process built on bottom-up stock selection based on rigorous fundamental research proved challenging during a highly volatile, inflexion point market environment where fundamentals dislocated from stock price reactions. From an attribution standpoint, stock selection within the portfolio in the Energy, Financials and Telecommunications Services sectors contributed the majority of relative underperformance. Looking deeper, the portfolio was hindered by exposure to companies operating in relatively few industries. Within Financials, investments in commercial banks and insurance provided a meaningful drag as the credit environment and Government solutions brought unsupported viability into question. The rapid deterioration in the demand for energy led to severe price reductions in the prices of oil and natural gas compressing multiples to historic lows on energy stocks. Despite the challenging environment where all sectors of the market exhibited negative returns, the portfolio experienced some positive relative contributions in the Materials and Information Technology sectors. Specifically, the primary source of outperformance was exposure to chemicals within Materials and computers and peripherals within Technology.

The portion of the Fund managed by Westfield trailed the performance of the benchmark for the one-year period ended August 31, 2009. Financials had the most negative impact on overall portfolio returns. Stocks within diversified Financial Services suffered from on-going concerns about credit quality and potential for loan-loss reserve building while stocks within Investment Banking & Brokerage came under serious pressure largely fueled by speculation about trading losses from both proprietary and customer facilitation businesses. Within the Consumer Discretionary sector, a healthy exposure to the education services stocks and positive stock selection within general merchandise stores were not enough to offset the negative impact from investments made within computer & electronics retail and department stores. Given a stubbornly high rate of unemployment and further weakness in the housing market, the portfolio remained underweight in Consumer Cyclicals. The emergence of so-called “green shoots”, or signs of moderating economic weakness,

•	Westfield Capital Management Company, L.P. (“Westfield”)
Westfield uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

•	Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. We believe that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. Our firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. We believe that there are three key drivers of long-term, consistent performance and look for companies that possess 1) improving business models, 2) unrecognized earnings power and 3) attractive valuations.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large Cap Growth Fund Index.12

was enough to propel economically sensitive consumer stocks to market leadership. As such, the underweight negatively impacted returns. An overweight position in healthcare stocks provided a performance buffer during the protracted period of market weakness early in the period. When the market bottomed in March, however, an increased appetite for risk led to sector rotation out of Healthcare. Since that time, stocks in the sector with higher earnings growth profiles suffered from multiple compression. Positive contributions to portfolio results were witnessed in a variety of economic sectors. Within Consumer Staples, investments in drug retail and household products were additive to results. In Information Technology, positions in IT consulting, data processing and outsourced services helped drive positive stock selection in that sector. And in Industrials, transportation stocks proved an effective way to capitalize on the prospects for acceleration in global economic activity.

Frontier commenced managing assets for the Fund on March 18, 2009. For the abbreviated period ended August 31, 2009, the portion of the Fund managed by Frontier underperformed the Fund’s benchmark. This underperformance was largely due to our more defensive positioning of the portfolio sector by sector, specifically in the Financial Services and Producer Durables sectors where greater risk was rewarded. Within Financials, Frontier is focused on businesses with solid balance sheets and opportunities to take share from distressed competitors. However, with the sharp reversal in the credit markets, distressed banks and issuers with severe credit challenges prospered the most during the period. Similarly, within Producer Durables, the portfolio emphasized long lived secular themes as opposed to heavy cyclicals. Here again, both financially and operationally leveraged companies were more richly rewarded.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	5.95%	4.37%
10 year	(2.88)	(4.32)
5 year	1.40	(0.11)
3 year	(3.46)	(4.89)
1 year	(22.25)	(23.41)

See pages 25 through 26 for all footnotes

Large Capitalization Value Equity Investments

About the Subadvisers

•	Cambiar Investors, LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•	NFJ Investment Group, LLC (“NFJ”)
The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for CGCM Large Cap Vale Investments (“Fund”) were Cambiar Investors LLC (“Cambiar”), NFJ Investment Group LLC (“NFJ”), Cullen Capital Management, LLC (“Cullen”) and Artisan Partners Limited Partnership (“Artisan”). Cullen began managing assets for the Fund on December 16, 2008, while Artisan began managing assets for the Fund on March 18, 2009.

The portion of the Fund managed by Cambiar outperformed the Fund’s benchmark, the Russell 1000® Value Index, during the one-year period ended August 31, 2009. Cambiar’s relative outperformance was primarily a result of sector allocation decisions; the portfolio benefited from the decision to underweight Industrials (the worst-performing sector over the past year) and overweight the more-defensive Consumer Staples sector. A larger allocation to Consumer Discretionary companies, as well as a higher cash balance during the height of the market decline were additional positive contributors. Although Cambiar avoided many of the more notable failures within Financials and should have benefited from Cambiar’s underweight exposure to this underperforming sector, holdings in Lincoln National and NASDAQ OMX Group negated this otherwise correct sector positioning. Similarly, the value added from a higher allocation to Energy was overshadowed by negative security selection within the sector. Healthcare and Technology were also modest detractors from performance.

The portion of the Fund managed by NFJ underperformed the Fund’s benchmark. The unfavourable performance results can mainly be attributed to poor stock selection in Information Technology, Materials and Financial sectors. Issue selection was positive in Industrial and Telecomm Services sectors. Sector weighting strategy also contributed unfavorably in most economic sectors, but to a lesser degree. Small overweighting of Energy and Information Technology was positive, as was significant underweighting of Financials. The portfolio seeks to maintain broad diversification by economic sector. The valuation remains low with above average dividend yield and emphasis on higher quality — visible earnings, balance sheet strength, consistency in operating cash flows, and capital expenditure requirements, each of which we believe are important considerations in maintaining favorable returns and consistent dividend growth over the longer term. We believe four conditions will be foundational for a sustained recovery, 1) changes in monetary policy that foster stable prices, 2) change in fiscal policy that encourages private sector growth exceeding public sector growth, 3) a reduction in protectionist sentiment, and 4) lower corporate and personal income tax rates.

Cullen became a sub-adviser in December 2008. For the period December 16, 2008 through August 31, 2009, the portion of the Fund managed by Cullen underperformed the Fund’s benchmark. The benchmark return was led by massive moves in Financials and in such early cycle sectors as Materials, Consumer Discretionary and Technology. Cullen’s lack of exposure to cyclical sectors hurt returns during this period, especially its underweights in Materials and Consumer Discretionary. While exposure in Technology was in line with the benchmark, security selection was lacking. Throughout the credit crunch Cullen has been underweight in Financials. While this underweight position significantly helped relative returns in 2007 and 2008, it had an adverse effect on returns this year as this sector has rallied more than 100% from the March lows. It should be noted that Cullen’s style of management focuses on high dividend yields and dividend growth. The sectors mentioned above that led to underperformance were the areas most negatively impacted by dividend cuts throughout this credit crunch and recession.

•	Cullen Capital Management, LLC (“Cullen”)
Cullen is a boutique investment adviser who has specialized in value investing since 1983. Cullen utilizes a disciplined approach in constructing investment portfolios. Individual securities are first screened for attractive price to earnings and price to book ratios as well as high absolute dividend yields. Dividend yields, payout ratios and dividend policies of screened securities are then reviewed to ensure the company can maintain and grow the dividend. Lastly, an independent assessment of the company is made through financial analysis, comparative and competitive evaluation, and management capabilities to specifically identify catalysts to encourage above average earnings and dividend growth over the anticipated three to five year investment horizon.

•	Artisan Partners Limited Partnership (“Artisan”)
The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

The following graph depicts the performance of Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large Cap Value Fund Index.11

Healthcare was an over weighted sector and weighed on returns as the Administration’s healthcare initiative put downward pressure on stocks in this sector. Cullen’s Utility allocation and selection was in line with the benchmark. Positive contributors to returns included stock selection in Consumer Staples and Industrials.

Artisan became a Sub-adviser in March 2009. For the period March 18, 2009 through August 31, 2009, the portion of the Fund managed by Artisan participated in the strong up market but underperformed the Fund’s benchmark. The portfolio’s largest deficit relative to the benchmark during the period came from the Financials sector, as our insurance holdings significantly underperformed. Insurance stocks in the benchmark were down more than 20% in the first few months of the year and the weakest stocks in the industry (which the portfolio did not own) were those that rebounded the most over the past several months. In other areas, relative results were negatively impacted by lack of investment in the Materials sector, which was one of the strongest performing sectors for the benchmark. Additionally, holdings in the Consumer Discretionary sector did not keep pace with those in the benchmark. On the plus side, the portfolio benefited from minimal investment in the Utilities sector, as it lagged the overall market by a wide margin. In a similar light, the small investment in the Consumer Staples sector and lack of investment in Telecoms contributed positively to relative results. Absolute performance was driven by the solid gains in holdings in the Industrials, Technology and Consumer Discretionary sectors.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	6.29%	4.71%
10 year	0.34	(1.15)
5 year	(0.39)	(1.87)
3 year	(9.19)	(10.54)
1 year	(23.14)	(24.29)

See pages 25 through 26 for all footnotes

Small Capitalization Growth Investments

About the Subadvisers

•	Wall Street Associates (“WSA”)
WSA follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for the CGCM Small Cap Growth Investments (“Fund”) were Wall Street Associates (“WSA”), and Westfield Capital Management Company, L.P.(“Westfield”).

The portion of the Fund managed by WSA underperformed the Fund’s benchmark, the Russell 2000® Growth Index, during the one-year period ended August 31, 2009. The underperformance came during the fourth quarter of 2008, as the effects of the financial crisis unfolded. For the 12-month period, virtually every broad economic sector produced a negative return. Investments in the Energy sector were the greatest detractors from performance during the period. Investments in the Healthcare sector were also a drag on performance during the trailing twelve month period. While these companies performed well in 2008 and early 2009, they have since lagged the broader market, as fears of Washington’s healthcare reform scared investors. Despite the recent weakness in the Healthcare sector, WSA’s do maintain a significant portfolio exposure to this area. Healthcare stocks as a group have very strong fundamentals, compelling earnings and are attractively valued relative to the other groups. WSA is confident they will contribute to portfolio performance going forward. Technology stocks performed relatively well during the twelve months ended August 31, 2009, and have been a significant contributor during the recovery. The portfolio is overweighted to the group and stock selection has been strong. The Consumer Discretionary group was also performed well for the twelve month period on a relative basis, and has experienced a considerable recovery since the market bottomed in March.

The portion of the Fund managed by Westfield underperformed the Fund’s benchmark during the one-year period ended August 31, 2009. Relative gains within Information Technology, Industrials, Consumer Discretionary, and Financials were offset by weakness within the Healthcare sector. An overweight position in Energy, particularly within oil and gas equipment and services had a negative impact on overall performance results. Information Technology was the biggest contributor to relative performance. The sector returns were driven by positive stock selection across multiple industries; portfolio positions within computer storage and peripherals, application software, and systems software provided the bulk of relative gains. Industrials outperformed, boosted by solid gains within construction and farm machinery and aerospace and defense. The Industrials sector was the second worst performer in the benchmark and the portfolio’s underweight of the sector was additive to relative results. The Consumer Discretionary sector posted an 11.9% gain and was the portfolio’s best absolute performer. Stocks within education services, which proved to be more resilient in times of economic upheaval, were the most significant drivers of relative results. Apparel retail holdings, which were purchased in the portfolio in early spring, also contributed meaningfully to performance results. Financials delivered absolute and relative gains. The portfolio has maintained an equal-weight position in Financials, and outperformance was a result of positive stock selection within regional banks and property & casualty insurance. Healthcare was the biggest source of relative losses. While holdings within life sciences & tools and healthcare equipment delivered positive relative results, their contribution was overshadowed by declines within pharmaceuticals, healthcare supplies, and most dramatically, biotechnology. In addition, Energy hurt performance results.

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small Cap Growth Fund Index.14

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	7.37%	5.77%
10 year	0.48	(1.01)
5 year	1.65	0.13
3 year	(6.37)	(7.77)
1 year	(25.00)	(26.12)

See pages 25 through 26 for all footnotes

Small Capitalization Value Equity Investments

About the Subadvisers

•	Rutabaga Capital Management, LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group, LLC (“NFJ”)
NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“Delaware”)
Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purpose of the Fund’s 80% investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

For the period September 1, 2008 through August 31, 2009, the Sub-advisers for CGCM Small Cap Value Investments (“Fund”) were Rutabaga Capital Management LLC (“Rutabaga”), NFJ Investment Group LLC (“NFJ”), and Delaware Management Company (“Delaware”).

The portion of the Fund managed by Rutabaga outperformed the Fund’s benchmark, the Russell 2000® Growth Index, during the one-year period ended August 31, 2009. The portfolio benefited from underweighting the Financial Services sector, which continues to be plagued with uncertain credit quality within loan and investment portfolios. However, the largest driver of the portfolio’s performance was the reflation of values of a handful of companies given up for dead at the height of the credit crisis, and whose equity values have increased dramatically as the credit markets have thawed. Those stocks crimped performance early in the fiscal year, but they have more than made up for it later in the year. Stocks , especially small cap stocks ones, have had a good run since the market lows in February, but Rutabaga continues to see good values in the market and remain very positive about the potential risk/reward scenario within the portfolio.

The portion of the Fund managed by NFJ outperformed the Fund’s benchmark during the one-year period ended August 31, 2009. All economic benchmark sectors declined during the period. Over the period the equity markets suffered the most severe losses since the Great Depression, resulting in heretofore unimaginable monetary and fiscal stimulus, the effects of which have yet to be determined. Favorable performance results may be attributed to mainly positive stock selection in six of ten economic sectors. Stock selection in the Consumer Discretionary, Industrials and Information Technology sectors was unfavorable. Sector strategy was mixed and slightly negative. The portfolio seeks to maintain broad diversification by industry. The valuation remains low with above average dividend yield and emphasis on higher quality, visible earnings, balance sheet strength, consistency in operating cash flows, and capital expenditure requirements, each of which we believe are important considerations in maintaining favorable returns and consistent dividend growth over the longer term. NFJ believes four conditions will be foundational for a sustained recovery 1) changes in monetary policy that foster stable prices 2) change in fiscal policy that encourages private sector growth exceeding public sector growth 3) a reduction in protectionist sentiment and 4) lower corporate and personal income tax rates.

The portion of the Fund managed by Delaware underperformed the Fund’s benchmark during the one-year period ended August 31, 2009. Although the small-cap value market staged a dramatic rebound from mid-March through the end of August 2009, it was not enough to repair the damage done during the first six months of the fiscal year. No sectors within the benchmark posted positive returns during the past twelve months, although Consumer Staples, Utilities, and Healthcare relatively outperformed versus the Index due to their traditional defensive characteristics. The combination of negative economic growth, falling corporate profits, and continuing increases in problem loans at banks led to a very difficult environment for investors. The sectors that performed poorly were generally tied to raw material prices and declines in the price of oil. As a result, Energy and Capital Spending posted the worst sector returns within the benchmark. From a performance standpoint, the overweighting in Consumer Services and Technology combined with the underweighting in Financial Services and Real Estate Investment Trusts had a

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small Cap Value Fund Index.13

positive impact on performance while the overweighting of the more economically sensitive areas including Basic Industries, Capital Spending and Energy had a negative impact on performance. Poor stock selection in several areas including Business Services, Utilities and Capital Spending negated some of the previously mentioned positive impact. Overall, stock selection had a slight negative impact on performance while sector weightings were a modest positive factor in the performance of the Delaware portion of the portfolio versus the benchmark.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	9.18%	7.55%
10 year	8.21	6.60
5 year	5.22	3.66
3 year	(2.58)	(4.03)
1 year	(12.73)	(14.03)

See pages 25 through 26 for all footnotes

International Equity Investments

About the Subadvisers

•	Schroder Investment Management North America, Inc. (“Schroder”)
Schroder uses a bottom-up growth oriented strategy for stock selection. We employ a fundamental, research driven approach to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Our concentrated, “best ideas” portfolio blends both core and opportunistic holdings.

•	Philadelphia International Advisors LP (“PIA”)
PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Thornburg Investment Management, Inc. (“Thornburg”)
Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace. Our idea of value centers on our assessment of the intrinsic worth of an investment, as compared to today’s price, based on intensive fundamental research.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for CGCM International Equity Investments (“Fund”) were Schroder Investment Management North America Inc. (“Schroder”), Philadelphia International Advisors LP (“PIA”), Thornburg Investment Management, Inc. (“Thornburg”) and Marsico Capital Management, LLC (“Marsico”).

The portion of the Fund managed by Schroder outperformed the Fund’s benchmark, the MSCI EAFE — Capitalization Weighted Index, during the annual period ended August 31, 2009. Holdings in emerging markets and the Pacific region contributed the most to relative performance at the regional level, with Schroder’s chosen companies benefiting from favorable conditions in those economies especially when compared to those in the West. This included cyclical companies such as power equipment manufacturer Dongfang Electric, which is benefiting from China’s increased funding of nuclear and wind power generation, as well as more defensive names, such as snack foods company Want Want China and Brazilian utility Tractebel Energia. Performance also benefited from a holding in Israel-based Teva Pharmaceutical Industries, whose generic drug business has gained favor from governments and consumers seeking to reduce healthcare costs. Healthcare firms should continue being supported by the rapid ageing of certain populations especially in Western economies. In fact, demographic shifts is one of the key investment themes in the portfolio, along with global climate change and the super-cycle as emerging markets become an increasingly integral and powerful part of the global economy. There were also strong relative returns from selected stocks in Japan, particularly among consumer names like Sekisui Chemical and Honda Motor as well as video games developer Square Enix in the Information Technology sector. From an overall sector perspective, good positioning in Financials was also beneficial for returns. This included a preference for quality companies with solid financial positions and reasonably predictable earnings – attributes that were rewarded by the market in what have been highly volatile and unpredictable times. Examples within the portfolio included companies linked to strong domestic trends in Asia, such as Swire Pacific and Sun Hung Kai Properties, and “safer’ defensive names in Europe, such as Admiral and Credit Suisse. However, portfolio returns were held back to an extent by the overall impact of continental Europe, with holdings in Danske Bank, UniCredito Italiano and Telenor detracting most. These stocks were all sold from the portfolio when it became evident that conditions in certain European countries were likely to deteriorate further. Proceeds were reinvested in stocks warranting higher convictions, with the portfolio as a whole characterized by reasonably priced quality growth companies with competitive advantages.

The portion of the Fund managed by PIA performed in line with the Fund’s benchmark. The period, marked by a severe market decline and economic recession followed by a solid recovery in equities, created two very different market environments. During the first half of the period, a considerable underweight position in Consumer Staples hurt relative returns, as this sector was the second best performing in the Index beyond Telecommunication Services. While unfortunate, this underweight is natural, given PIA’s investment philosophy and its emphasis on stocks offering attractive valuation. The defensive qualities of Consumer Staples have long been recognized by the stock market, and the resulting expensive valuation has led PIA to reduce exposure here over time. The second key driver of underperformance during this timeframe was poor stock selection within Financials and Industrials, indicative of a misjudgement on the severity of the financial crisis. The extreme levels of financial market stress early in the period created an unusually

•	Marsico Capital Management, LLC (“Marsico”)
Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

wide valuation spread between inexpensive shares and the average stock. In the second half of the period, our investment focus on valuation yielded impressive results across markets and sectors, as the valuation anomaly began to normalize, and undervalued stocks outperformed more expensive, safe names. In particular, security selection in Consumer, Energy, Industrial, and Utility related stocks was quite strong. Somewhat offsetting these results was an underweight in Financials which outperformed the market in the second half of the period. Regionally, the portfolio’s exposure to emerging markets and selection in Continental Europe and the UK were positives, while selection in the Far East underperformed. In addition, the portfolio’s allocation to small cap stocks proved additive to both absolute and relative returns to the overall portfolio.

The portion of the Fund managed by Thornburg was slightly ahead of the Fund’s benchmark. Selection effect, currency effect and allocation effect all positively contributed to outperformance. Top performers included Baidu (BIDU), Hong Kong Exchanges & Clearing and Industrial & Commercial Bank of China Baidu experienced very strong growth rates for revenue growth from paid search advertising as well as new customers during the first half of 2009. Hong Kong Exchanges benefited from a recovery in cash and derivative market volumes. Industrial & Commercial Bank of China is growing its loan book at a very high rate due to the recent fiscal stimulus enacted by the Chinese government. From a sector allocation perspective, the underweight to financials followed by the overweight to telecommunications were our largest contributors. Detractors to performance were OAO Gazprom Swiss Reinsurance, and Nintendo. The underweight to energy followed by the underweight to materials were our largest detractors from a sector allocation perspective. By region/country, the emerging markets outperformed developed markets during the period. The actual emerging exposure did ramp up with Thornburg finding more investment opportunities, on average, in developing economies such as Brazil, China, and India over the past six months of the measurement period. Developed markets experienced strong performance in Hong Kong, Sweden and Ireland and weak performance in Netherlands, Finland and Greece.

The portion of the Fund managed by Marsico underperformed the Fund’s benchmark for the annual period ended August 31, 2009. Stock selection, such as wind turbine manufacturers based in Denmark and Spain and an emphasis in the weak-performing Industrials sector was the largest negative performance contributor. Mobile telecommunication services providers in Latin America and South Africa hurt performance, as did Canada-based cable television service provider Rogers Communications Inc. All three positions were sold from the portfolio during the period. Although active currency management is not a central facet of Marsico’s investment process, currency fluctuations may at times impact the portfolio’s performance. For the period, currency fluctuations had a material, negative effect on performance results relative to the benchmark as Marsico’s portion of the Fund was underweighted Japan and other countries whose “home currencies” appreciated substantially versus the dollar and other major currencies. Other individual holdings that detracted from returns included AXA S.A., Nintendo Co. Ltd., Deutsche Bank AG, and Las Vegas Sands Corp. There were a few bright spots to the portfolio’s performance. In particular, stock selection was strong in the Semiconductors & Semiconductor Equipment, Banks, and Food Beverage & Tobacco industry groups, and an emphasis in the relatively strong-performing Pharmaceuticals Biotechnology & Life Sciences industry helped results. Taiwan Semiconductor Manufacturing Co. Ltd., Anheuser-Busch InBev N.V., Itau Unibanco Holding S.A., and Transocean Ltd. emerged as the largest individual contributors to performance in the period.

The following graph depicts the performance of International Equity Investments vs. the MSCI EAFE®-Capitalization Weighted Index5 and the Lipper International Large Cap Core Fund Index. 15

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	5.22%	3.65%
10 year	1.89	0.38
5 year	5.03	3.46
3 year	(6.02)	(7.42)
1 year	(15.48)	(16.74)

See pages 25 through 26 for all footnotes

Emerging Markets Equity Investments

About the Subadvisers

•	SSgA Funds Management, Inc. (“SSgA”)
Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management, LLC (“Newgate”)
Newgate seeks long-term growth of capital by utilizing a top-down value approach in identifying undervalued countries, regions and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental quantitative analysis and the greater than 75 years combined investment experience of its professionals.

•	Lazard Asset Management, LLC (“Lazard”)
Tracing its history back to 1848, Lazard has long maintained a pre-eminent position in the world’s financial marketplace. Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 235 investment personnel worldwide, we offer investors of all types an array of equity, fixed income, and alternative investment solutions from our network of local offices in ten different countries. Our team-based approach to portfolio management helps us to deliver robust and consistent performance over time, and strong client relationships allow us to understand how to employ our capabilities to our clients’ advantage.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for the CGCM Emerging Markets Equity Investments (“Fund”) were SSgA Funds Management, Inc. (“SSgA”), Newgate Capital Management LLC (“Newgate”), and Lazard Asset Management LLC (“Lazard”). Lazard began managing assets for the Fund on June 19, 2009.

The portion of the Fund managed by SSgA underperformed the Funds Benchmark, the MSCI– Emerging Markets Index, for the annual period ended August 31, 2009. On a year-to-year basis, August 2008 through August 2009, the underperformance of the Fund was primarily driven by negative stock selection in various countries. Through the second half of 2008 and most of 2009 the Fund had a slight overweight in Russia. Russia was one of the worst performing markets in 2008 and has faced challenging headwinds in 2009. The Fund was hurt by both country and stock selection in Russia. The Fund also found China to be a challenging market. Although the market has been in the spotlight for most of 2008 and 2009 it has not been strong in terms of performance as investors have been skeptical of China’s growth engine. The Fund has been underweight the market and was hurt by both country selection and stock selection. Another detractor to performance was the Fund’s underweight positions in some of the South African material names. On the positive side, the Fund was helped by various underweight positions in the Taiwanese market. The Fund was also helped by the cash that was held over this time period. Our high level philosophy remains unchanged. We want to continue to remain exposed to both countries and stocks with better value than the benchmark, but with better sentiment, quality and momentum characteristics.

Regarding the portion of the Fund managed by Newgate, there were two distinct time periods to consider emerging market investments during the Fund’s fiscal year, the period until October 27th, 2008 (the low for the emerging markets index) and the recovery since then. In the first two months, the index lost more than 50% of its value, but has since rallied almost 90%. As the credit crisis developed, we increased allocations to countries, including China, that had the strongest fiscal position. We entered the fiscal year with an 18.7% allocation to Chinese stocks and were almost 30% in China on December 31, 2008. Those positions have been scaled back recently, as the global credit crunch is receding and other opportunities have presented themselves. the portfolio ended the fiscal year with a 24.2% allocation to Chinese companies. Our allocations to China, as well as our stock selection in Chinese financial, real estate and industrial companies, were the single largest positive contributor to performance. As we emphasized China, an internally driven economy with low levels of debt, we avoided exposure to those countries that had higher debt levels and were more export dependent. That includes Eastern Europe and significant underweighting in Taiwanese and Indian companies. As the global economy is recovering, positions will be added in some of these countries. A small position in Poland was initiated and holdings in Taiwan and India were added. Brazil also provided positive returns during the year. The Brazilian economy benefits both from its strong base in natural resources (including agriculture), and a local economy that proved resilient in the global economic decline. During the past year, the best performing allocations were in China, Brazil and Turkey. Allocations to Russia and South Korea were the most significant detractors.

Lazard began managing assets for the Fund on June 19, 2009. For the period June 19, 2009 through August 31, 2009, the portion of the Fund managed by Lazard outperformed the Fund’s benchmark. Stock selection in the Financials sector helped returns, as shares of Turkiye Is Bankasi (or Isbank), a Turkish bank, rose significantly

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Fund Index.16

due to good earnings results. Also in the Financials sector, Banco do Brasil, a Brazilian bank, performed well as loan growth recovered, asset quality deterioration seemed to approach a bottom, and the local currency strengthened. Stock selection in the Telecom Services sector, an overweight position in Turkey, and an underweight position in China also added to performance for the period. Conversely, a position in Redecard, a Brazilian credit card processing company, detracted from returns as shares fell on concerns over potential legislative changes that could hurt the competitive environment. Stock selection in the Information Technology sector also hurt performance, as shares of HTC, a Taiwanese phone designer and manufacturer, performed poorly after it announced worse-than-expected earnings results. Lazard remains optimistic on emerging markets in the medium and long term, but neutral in the short term. Valuations have increased considerably due to a sea of change in investor attitudes, from deeply bearish six to nine months ago, when Lazard was bullish, to widely enthusiastic now. Lazard would therefore advise investors not to be aggressive at this juncture.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (4/20/94)	5.15%	3.58%
10 year	8.68	7.07
5 year	14.69	12.98
3 year	2.83	1.30
1 year	(12.86)	(14.16)

See pages 25 through 26 for all footnotes

Core Fixed Income Investments

About the Subadvisers

•	BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Company, LLC (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Company (“WAMCo”)
WAMCo emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for CGCM Core Fixed Income Investments (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“WAMCo”) and Metropolitan West Asset Management LLC (“MetWest”).

The BlackRock portion of the Fund underperformed the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond TMIndex, during the annual period ended August 31, 2009. Corporate security selection, notably Financials, was a significant detractor of performance during the period. Additionally, allocations to TIPS and 30-year pass-through mortgage-backed securities (“MBS”) detracted from performance. Selection within U.S. Agencies and Agency MBS contributed positively to relative performance. The portfolio’s commercial MBS overweight detracted during the period, however strong selection within CMBS more than offset this given the portfolio’s bias towards senior tranche, seasoned CMBS paper. The portfolio’s overweight to asset-backed securities (“ABS”) contributed to performance, buoyed by the Term Asset-Backed Securities Loan Facility, or TALF program. Lastly, the underweight within agencies also contributed to performance. During the reporting period, BlackRock utilized U.S. Treasury and Eurodollar futures and options, as well as credit default swaps and interest rate swaps. The U.S. Treasury and Eurodollar futures and options and interest rate swaps were used to manage the portfolio’s duration and to maintain a particular shape of the yield curve. Over the period, BlackRock maintained a duration position that was longer than that of the portfolio’s benchmark and employed a yield curve steepening strategy. Credit default swaps were used to increase our exposure to investment grade bonds and to modestly hedge the Fund’s exposure to CMBS. Our duration positioning was a slight detractor from results, while our curve steepening strategy added to performance. Our credit default swaps did not materially impact the Fund’s performance.

The portion of the Fund managed by PIMCO significantly outperformed the Fund’s benchmark for the one-year period ended August 31, 2009. PIMCO’s emphasis on the front-end of the yield curve in the United States, Eurozone and the United Kingdom also contributed to performance as central banks across the globe were forced to lower rates and maintain their positioning through the year in order to stabilize their respective economies. PIMCO’s emphasis on agency MBS was also positive for performance as rates decreased across all maturities due to the extraordinary actions taken by the U.S. government, including the Federal Reserve’s $1.25 trillion MBS purchase program. PIMCO’s focus on high-quality investment grade credit, particularly those of high-quality financial companies and non-cyclicals, also aided performance as these credits rallied over the past several months due to improving profits. Lastly, the portfolio’s tactical exposure to taxable municipal bonds and Treasury inflation protected securities also contributed to performance as these sectors rallied due to the perceived Government support of municipalities and increased inflation expectations in the latter part of the fiscal year. As PIMCO expects a “new normal” environment going forward, replete with lower growth and more Government regulation, the portfolio will maintain its high quality bias and will minimize its exposure to riskier sectors of fixed income, which will likely suffer in a lower-growth scenario.

The portion of the Fund managed by WAMCo underperformed the benchmark during the annual period ended August 31, 2009. WAMCo reduced exposure to agency mortgage-backed securities to a more neutral position versus the Barclays Capital U.S. Aggregate Index, the Fund’s benchmark. WAMCo felt that these

•	Metropolitan West Asset Management, LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including (i) duration management, (ii) yield curve positioning, (iii) sector allocation, (iv) security selection, and (v) opportunistic execution. The philosophy is predicated on a long-term economic outlook. Portfolio risk is addressed through the limitation of duration to within one year of the benchmark. Investments are characterized by diversification amongst all U.S.-Dollar denominated sectors of the fixed income marketplace. Finally, the philosophy recognizes the over-the-counter nature of the fixed income markets and the attendant potential for pricing inefficiencies that can be exploited to the portfolio’s advantage.

securities were not as attractively valued, as they had sharply rallied due to the Federal Reserve’s direct purchase of agencies. WAMCo also reduced the Fund’s non-agency mortgage exposure as the sector continued to perform poorly In contrast, WAMCo increased the Fund’s cash position as well as its exposure to investment grade corporate bonds. During the reporting period, U.S. Treasury and Eurodollar futures and options were utilized, as well as credit default swaps and interest rate swaps. The U.S. Treasury and Eurodollar futures and options and interest rate swaps were used to manage the Fund’s duration and to maintain a particular shape of the yield curve. Over the period, WAMCo maintained a duration position that was longer than that of the Fund’s benchmark and employed a yield curve steepening strategy. Credit default swaps were used to increase our exposure to investment grade bonds and to modestly hedge the Fund’s exposure to commercial mortgage-backed securities. Our duration positioning was a slight detractor from results, while our curve steepening strategy added to performance. Overall, the use of derivatives contributed to performance during the period as the gains earned in the curve positioning strategy more than offset the small losses from our duration positioning and use of credit default swaps.

The portion of the Fund managed by MetWest outperformed the Fund’s benchmark during the one-year period ended August 31, 2009. The Fund benefited from underweighting U.S. Treasuries. While rising rates and a steepening yield curve modestly rewarded a defensive-to-neutral interest rate posture and an emphasis on intermediate maturities, the outperformance was most significantly gained by the bottom-up strategies of sector allocation and security selection. Particularly beneficial was the allocation in corporates to financial names, which have taken advantage of both the extremely low cost of capital afforded by the Federal Reserve’s quantitative easing and the pickup in capital market activity over the past several months. Within the MBS sector, an allocation to agency MBS performed well late in 2008 and early 2009, while non-Agency issues at the top of the capital structure, a portfolio emphasis, rewarded portfolio performance. Though the portfolio’s exposure in the ABS sector to home equity loans, including senior tranches of subprime borrower mortgages, performed well versus U.S. Treasuries during the second quarter, automobile and credit card receivables outperformed, as these sectors were the beneficiaries of their early inclusion in TALF. In the summer months, however, home equity ABS gained considerable ground, further contributing to portfolio returns.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Intermediate Investment Grade Index.18

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	5.87%	4.29%
10 year	5.79	4.22
5 year	5.04	3.48
3 year	6.49	4.91
1 year	9.96	8.33

See pages 25 through 26 for all footnotes

High Yield Investments

About the Subadvisers

•	PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Company (“WAMCo”)
WAMCo combines traditional analysis with innovative technology applied to all sectors of the market. WAMCo believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2008 through August 31, 2009, the Sub-advisers for CGCM High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management. Company (“WAMCo”)

The portion of the Fund managed by PENN Capital underperformed the Fund’s benchmark, the Barclays Capital High Yield Index, for the annual period ended August 31, 2009. The latter part of 2008 witnessed the worst three month performance string in the history of the market, escalating defaults, frozen credit markets, unprecedented government intervention and the failure of financials giants, leading spreads to treasuries at levels twice their previous record and contributing to the worst performance year on record for the market. Despite a relatively conservative positioning of the strategy, the portfolio underperformed from September through December, as a life line extended by the Government to the auto finance industry provided a dramatic rebound in the largest component of the benchmark. PENN Capital remained underweight in this area of the market as fundamentals did not support a credit investment. PENN Capital will generally avoid situations that hinge on Government intervention, which has proven extremely difficult to predict and introduces a risk to the portfolio that we are unwilling to accept. The allocation to busted convertibles also detracted from performance as dislocation in the convert market created some unforeseen technical pressure, which PENN Capital viewed as a buying opportunity and which subsequently benefited the portfolio. For corporate credit investors there was no place to hide during the worst period on record for the high yield market. Conversely in 2009, the market experienced a strong rally as the economic picture improves, default expectations mitigated and credit loosened. Technical forces have played a meaningful role as elevated inflows have provided a buoy to low quality credits despite a lack of fundamental catalysts earlier in the year. Bearing in mind the higher quality bias in the strategy for the year-to-date period, the portfolio was able to keep pace with the low quality rally as a result of superior security selection, select sector overweight allocations and exposure to busted convertible securities, in a period during which the benchmark was one of the best marks among the peer group. Overweight allocations in lodging and technology outperformed as these companies provided more favorable visibility and tapped the capital markets, providing further data points supporting PENN Capital’s positive view on both groups. Busted convertible securities significantly outpaced the broad high yield market and the overweight allocation positively contributed to performance. More recently, the portfolio rotated out of more defensive sectors, such as Healthcare and Telecommunications, that performed well in 2008 and early 2009.

For the one-year period ended August 31, 2009 the portion of the Fund managed by WAMCo underperformed the Fund’s benchmark. The primary factors contributing to the portfolio’s underperformance versus the benchmark was due to an overweight to CCC rated issues. An underweight to Financial Institutions also detracted from relative performance. Issue selection results were negative as six of the porfolio’s top ten holdings underperformed. Additionally, the Fund was overweight four of the five worst performing issuers for the period. The period was defined by extreme volatility and was a tale of two halves. The beginning of the period was marked by the failure of Lehman Brothers and a massive capital infusion at AIG from the U.S. Government to avoid a potential collapse of the global financial system. During this period liquidity was difficult to come by and extremely expensive for all fixed income securities. Government policy actions were implemented in the aftermath of the financial crisis and were designed to help stabilize the economy and financial

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital High Yield Index8 and the Lipper High Yield Bond Fund Index.19

institutions. These actions began to take root during the first half of 2009. Demand for risk and measures of liquidity increased as economic indicators provided hope that the worst of the crisis was over. In May the U.S. Government released the anxiously anticipated results of the bank stress tests they had conducted on the 19 largest US financial institutions. The earnings during the second provided further confirmation that the markets had stabilized as results were, in general, better than expected.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (7/13/98)	2.31%	0.79%
10 year	2.35	0.83
5 year	3.81	2.27
3 year	2.71	1.19
1 year	2.48	0.96

See pages 25 through 26 for all footnotes

International Fixed Income Investments

About the Subadvisers

•	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2008 through August 31, 2009, the Sub-adviser for CGCM International Fixed Income Investments (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

PIMCO outperformed the Fund’s benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index-Hedged, for the one-year period ended August 31, 2009. The portfolio benefited from its high quality focus, having avoided lower quality assets which underperformed during the financial crisis. PIMCO’s overweight duration positioning was a positive contributor as yields fell across the globe due to increased risk aversion and a flight to quality during the financial crisis. The portfolio’s emphasis on the front-end of the yield curve was also a strong contributor as central banks across the world were forced to lower rates and maintain their positioning through the year in order to stabilize their respective economies and financial markets.

Out-of-benchmark allocations to high quality sectors, such as agency mortgage-backed securities (“MBS”) aided performance, as Agency MBS rallied on the back of extraordinary actions taken by the U.S. government, including the Federal Reserve’s $1.25 trillion MBS buying program. Tactical, off-benchmark exposure to high quality investment grade securities and municipal bonds were also positive for performance, as these sectors benefited from an increase in risk appetite and reversal of those sectors’ dramatic sell-off during the financial crisis. Lastly, off-benchmark exposure to currencies, such as the Chinese Renminbi, the South Korean Won and the Brazilian Real also contributed to performance as these currencies all outperformed versus the dollar, given their higher relative growth prospects and firm-footing during the crisis.

As PIMCO expects a “new normal” environment going forward, replete with lower growth and more Government regulation, the portfolio will maintain its high quality bias and will minimize its exposure to riskier sectors of fixed income, which will likely suffer in a lower-growth scenario. PIMCO will also retain its overweight duration position in the portfolio as it believes rates will remain range-bound in the new normal environment.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Non-U.S. Dollar World Government Bond Index – Hedged,9 the Citigroup Non-U.S. Dollar World Government Bond Index – Unhedged9 and Lipper International Income Fund Index. 17

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	6.31%	4.73%
10 year	4.97	3.41
5 year	4.12	2.57
3 year	5.22	3.66
1 year	8.54	6.93

See pages 25 through 26 for all footnotes

Municipal Bond Investments

About the Subadvisers

•	McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period of September 1, 2008 through August 31, 2009, the Sub-adviser for CGCM Municipal Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

Economic conditions have continued to improve modestly over the past year. Payroll declines have lessened sharply from 2008, but remain negative and are likely to weigh on the economy until confidence returns and bolsters the hiring outlook. Nonfarm payrolls, which were registering declines in the mid-600,000’s at the beginning of the year, have decreased to the 200,000’s in recent months. Somewhat masked by this improvement however, is the length of time that displaced workers are spending on the unemployment rolls while they face the difficult task of re-entering the workforce. As a consequence, the unemployment rate continues to edge higher and the ranks of the under-employed and jobless workers who no longer appear on the rolls continue to grow. Many economists now expect positive GDP growth in fourth quarter of 2009 as the economy snaps back from steep inventory declines registered at the depth of the downturn. However, the sustainability of the improvement will depend heavily on the employment situation improving significantly enough to bolster personal income.

The Federal Reserve (“Fed”) remains on hold for the immediate future and is encouraging investors to expect this policy to remain in place for an extended period going forward. There has been much market discussion about when and how the Fed will begin to ease back on the accelerator, but until the job picture improves, it will be difficult for the Fed to do anything other than continue to provide monetary accommodation. The Fed operates with the dual-objective of keeping inflation under control and providing monetary conditions conducive to full employment. As such, McDonnell does not anticipate any change toward a tighter policy for the balance of the year, and probably well into 2010 as the economy continues to heal. McDonnell expects that the low level of short-term rates combined with the steepness of the yield curve may provide room for rates to decline modestly in the present economic environment.

A key feature of market performance through the Fund’s fiscal year end has been the outperformance of virtually every major spread sector versus U.S. Treasuries. Municipals have proven no exception as high grade municipals have registered dramatic outperformance versus U.S. Treasuries erasing all of calendar year 2008’s historic underperformance across most of the yield curve. Influencing the market to some extent is the introduction of the Build America Bond Program which has bolstered performance by restricting the availability of tax-exempt supply, particularly on the longer part of the yield curve. The program is designed to broaden investor appetite for municipals by providing a 35% interest subsidy for issuers tapping the taxable bond market. The impact of the program, which runs through 2010, has been significant to date.

Given this market backdrop, the Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, for the one-year period ended August 31, 2009. The Fund’s overweight in the 7-15 year portion of the curve was additive to performance as was the Fund’s underweight in the states of California, New York and the Commonwealth of Puerto Rico. With respect to Fund’s sector positioning,

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital Municipal Bond Index10 and the Lipper General Municipal Debt Fund Index.20

performance was enhanced by its allocation to the Local General Obligation and Education sectors. Detractors from performance include an underweight in the Pre-refunded sector as well as the Fund’s exposure to the Hospital sector. Overall, the Fund’s long duration bias, high average credit quality and yield-curve positioning proved to be additive to performance. The Fund currently maintains a neutral duration posture and is overweight in the 8-10 year maturity range and underweight in both the shorter and longer parts of the yield curve. McDonnell expect to decrease this posture and move toward a more neutral yield curve exposure going forward. Finally, with respect to credit quality, we continue to look for opportunities in lower-rated investment grade issues with improving underlying credit fundamentals.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	5.17%	3.60%
10 year	5.01	3.44
5 year	3.52	1.98
3 year	3.73	2.18
1 year	5.98	4.40

See pages 25 through 26 for all footnotes

Money Market Investments

About the Subadvisers

•	The Dreyfus Corporation (“Dreyfus”)
Dreyfus seeks to improve the Fund’s yield through actively managing sector allocations and the average maturity of the Fund. Dreyfus monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Dreyfus will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2008 through August 31, 2009, the Sub-adviser for CGCM Money Market Investments (“Fund”) was The Dreyfus Corporation (“Dreyfus”).

The extraordinary series of events that swept the global financial system in September of 2008 ranked the month as one of the most treacherous of the past thirty-five years, particularly for fixed income investors. The elevated aversion to risk that had characterized the market for most of the last fifteen months finally erupted into a full-fledged “flight to quality” as confidence in the ability of the system to right itself evaporated almost entirely.

As the credit crisis entered its eighteenth month in October of 2008, an attitude of desperate resignation had taken hold in markets around the world. Governments and hard-pressed central banks in the U.S., Europe and Asia took unprecedented and historic measures to keep their banking systems from collapse.

The Federal Open Market Committee (FOMC) met again on December 16, lowering the target rate from 1% to a range of 0% to 0.25%. In their accompanying statement, the FOMC clearly outlined its concern with the risks to economic growth resulting from the distressed financial markets and drastically reduced availability of credit. Furthermore, with its target and effective rates now close to zero the Federal Reserve (“Fed”) acknowledged that further nontraditional measures most likely will be required to restore the normal functioning of the capital markets.

The Fed met again on August 12. As anticipated, the Fed left its Funds Target Rate was left unchanged, though the accompanying minutes exhibited a subtle shift in the FOMC’s outlook. While the Fed remains concerned with the risk to growth, it was noted that the decline in economic activity appears to be leveling out as the financial markets continue to stabilize. Economic growth will remain tempered by the ongoing weakness in consumer demand, though inflation is expected to remain subdued. The Fed is expected to remain on hold through the remainder of 2009, though the unwinding of the government’s liquidity facilities remains a key unanswered question for investors.

MONEY MARKET INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2009†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	3.46%	1.91%
10 year	2.81	1.27
5 year	2.92	1.37
3 year	2.80	1.23
1 year	0.49	(1.01)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 25 through 26 for all footnotes

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.
*	The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.
1	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
2	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
3	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
4	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
5	The MSCI EAFE®-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
6	The MSCI Emerging Markets Index is an index comprised of twenty-five emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
7	The Barclays Capital U.S. Aggregate Bondtm Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
8	The Barclays Capital High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Citigroup Non-U.S. World Government Bond Index Hedged and Unhedged are indexes subset of the Citigroup World Bond Index that excludes corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
10	The Barclays Capital Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
11	The Lipper Large Cap Value Fund Index is comprised of the Fund’s peer group of mutual funds investing in value oriented funds.
12	The Lipper Large Cap Growth Fund Index is comprised of the Fund’s peer group of mutual funds investing in growth oriented funds.
13	The Lipper Small Cap Value Fund Index is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap value companies.
14	The Lipper Small Cap Growth Fund Index is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap growth companies.
15	The Lipper International Large Cap Core Fund Index includes the 30 largest large-cap core funds tracked by Lipper Inc.
16	The Lipper Emerging Markets Fund Index is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
17	The Lipper International Income Fund Index is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States.
18	Lipper Intermediate Investment Grade Index is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.
19	Lipper High Yield Bond Fund Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.
20	The Lipper General Municipal Debt Fund Index is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average.
21	The Lipper International Large Cap Core Fund Index includes the 30 largest large-cap core funds tracked by Lipper Inc.

Fund Expenses
(unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2009, and held for the six months ended August 31, 2009.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Total Return	Beginning	Ending	Annualized	Expense
	Without	Account	Account	Expense	Paid During
Fund	TRAK Fee(2)	Value	Value	Ratios(3)	the Period(4)

Large Capitalization Growth Investments	34.18%	$1,000.00	$1,341.80	0.71%	$4.19
Large Capitalization Value Equity Investments	40.88%	1,000.00	1,408.80	0.74%	4.49
Small Capitalization Growth Investments	41.50%	1,000.00	1,415.00	1.05%	6.39
Small Capitalization Value Equity Investments	59.67%	1,000.00	1,596.70	1.07%	7.00
International Equity Investments	52.81%	1,000.00	1,528.10	0.89%	5.67
Emerging Markets Equity Investments	69.09%	1,000.00	1,690.90	0.97%	6.58
Core Fixed Income Investments	10.76%	1,000.00	1,107.60	0.54%	2.87
High Yield Investments	34.18%	1,000.00	1,341.80	0.82%	4.84
International Fixed Income Investments	6.00%	1,000.00	1,060.00	0.82%	4.26
Municipal Bond Investments	5.14%	1,000.00	1,051.40	0.58%	3.00
Money Market Investments	0.09%	1,000.00	1,000.90	0.43%	2.17

(1)	For the six months ended August 31, 2009.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 1.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expense
	Annualized	Account	Account	Expense	Paid During
Fund	Total Return	Value	Value	Ratios(2)	the Period(3)

Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.63	0.71%	$3.62
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,021.48	0.74%	3.77
Small Capitalization Growth Investments	5.00%	1,000.00	1,019.91	1.05%	5.35
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,019.81	1.07%	5.45
International Equity Investments	5.00%	1,000.00	1,020.72	0.89%	4.53
Emerging Markets Equity Investments	5.00%	1,000.00	1,020.32	0.97%	4.94
Core Fixed Income Investments	5.00%	1,000.00	1,022.48	0.54%	2.75
High Yield Investments	5.00%	1,000.00	1,021.07	0.82%	4.18
International Fixed Income Investments	5.00%	1,000.00	1,021.07	0.82%	4.18
Municipal Bond Investments	5.00%	1,000.00	1,022.28	0.58%	2.96
Money Market Investments	5.00%	1,000.00	1,023.04	0.43%	2.19

(1)	For the six months ended August 31, 2009.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments
August 31, 2009

Large Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 99.3%
CONSUMER DISCRETIONARY — 9.2%
Automobiles — 0.5%
882,800	Ford Motor Co. (a)*	$6,709,280

Distributors — 0.0%
33,500	LKQ Corp. (a)*	581,560

Diversified Consumer Services — 0.6%
285,000	Weight Watchers International Inc.	7,817,550

Hotels, Restaurants & Leisure — 0.6%
15,100	Penn National Gaming Inc.*	441,071
33,500	Starbucks Corp. (a)*	636,165
8,000	WMS Industries Inc. (a)*	338,640
179,691	Yum! Brands Inc.	6,154,417

	Total Hotels, Restaurants & Leisure	7,570,293

Household Durables — 0.0%
13,800	Harman International Industries Inc.	413,862

Internet & Catalog Retail — 0.9%
151,300	Amazon.com Inc.*	12,284,047

Media — 1.3%
336,641	DIRECTV Group Inc. (a)*	8,335,231
16,500	Omnicom Group Inc. (a)	599,280
331,450	Viacom Inc., Class B Shares (a)*	8,299,508

	Total Media	17,234,019

Multiline Retail — 2.0%
10,200	Dollar Tree Inc.*	509,388
186,950	Kohl’s Corp.*	9,644,751
345,250	Target Corp.	16,226,750

	Total Multiline Retail	26,380,889

Specialty Retail — 2.3%
13,000	Advance Auto Parts Inc.	549,900
35,300	American Eagle Outfitters Inc.	476,550
26,000	Bed Bath & Beyond Inc.	948,480
112,062	Best Buy Co. Inc. (a)	4,065,609
10,700	O’Reilly Automotive Inc. (a)*	409,596
615,000	Staples Inc. (a)	13,290,150
247,400	TJX Cos Inc. (a)	8,894,030

	Total Specialty Retail	28,634,315

Textiles, Apparel & Luxury Goods — 1.0%
228,100	NIKE Inc., Class B Shares	12,634,459

	TOTAL CONSUMER DISCRETIONARY	120,260,274

CONSUMER STAPLES — 7.0%
Beverages — 1.9%
213,250	Coca-Cola Co.	10,400,203
258,100	PepsiCo Inc.	14,626,527

	Total Beverages	25,026,730

Food & Staples Retailing — 3.3%
588,507	CVS/Caremark Corp.	22,080,782
415,000	Walgreen Co.	14,060,200
159,750	Wal-Mart Stores Inc.	8,126,483

	Total Food & Staples Retailing	44,267,465

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

CONSUMER STAPLES — 7.0% — (continued)

Food Products — 0.1%
8,100	Bunge Ltd. (a)	$542,781
45,100	Sara Lee Corp.	437,019

	Total Food Products	979,800

Household Products — 1.7%
18,400	Alberto-Culver Co., Class B Shares (a)	485,576
31,600	Avon Products Inc.	1,007,092
153,000	Colgate-Palmolive Co.	11,123,100
170,000	Procter & Gamble Co.	9,198,700

	Total Household Products	21,814,468

	TOTAL CONSUMER STAPLES	92,088,463

ENERGY — 8.7%
Energy Equipment & Services — 3.3%
15,000	Cameron International Corp. (a)*	535,650
393,950	Halliburton Co.	9,340,555
373,500	National-Oilwell Varco Inc.*	13,576,725
9,100	Noble Corp.	318,773
75,864	Transocean Ltd.	5,753,526
706,350	Weatherford International Ltd.	14,091,682

	Total Energy Equipment & Services	43,616,911

Oil, Gas & Consumable Fuels — 5.4%
14,800	Cabot Oil & Gas Corp. (a)	521,700
351,350	Chesapeake Energy Corp.	8,024,834
37,500	Continental Resources Inc. (a)*	1,323,750
29,500	Denbury Resources Inc.*	448,990
180,000	EOG Resources Inc.	12,960,000
14,300	InterOil Corp.*	439,296
100,900	Noble Energy Inc. (a)	6,100,414
81,850	Occidental Petroleum	5,983,235
547,927	Peabody Energy Corp.	17,906,254
530,750	Suncor Energy Inc. (a)	16,262,180

	Total Oil, Gas & Consumable Fuels	69,970,653

	TOTAL ENERGY	113,587,564

FINANCIALS — 8.0%
Capital Markets — 2.7%
445,000	Bank of New York Mellon Corp. (The)	13,176,450
454,650	Charles Schwab Corp.	8,210,979
17,000	Franklin Resources Inc.	1,586,610
400,600	Invesco Ltd.	8,312,450
10,900	Legg Mason Inc. (a)	313,484
14,300	Northern Trust Corp.	835,978
57,500	Raymond James Financial Inc. (a)	1,308,125
54,500	SEI Investments Co.	1,004,980

	Total Capital Markets	34,749,056

Commercial Banks — 0.6%
488,700	Banco Bradesco SA, ADR	7,921,827

Consumer Finance — 0.9%
357,800	American Express Co.	12,100,796

Diversified Financial Services — 3.7%
684,000	Bank of America Corp.	12,031,560
80,600	CME Group Inc., Class A Shares	23,457,824

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

FINANCIALS — 8.0% — (continued)
Diversified Financial Services — 3.7% — (continued)

145,000	IntercontinentalExchange Inc. (a)*	$13,601,000

	Total Diversified Financial Services	49,090,384

Insurance — 0.1%
11,900	Everest Re Group Ltd.	1,003,289

Real Estate Investment Trusts (REITs) — 0.0%
32,700	Annaly Capital Management Inc.	567,018

	TOTAL FINANCIALS	105,432,370

HEALTH CARE — 14.4%
Biotechnology — 3.5%
329,118	Celgene Corp.*	17,170,086
8,400	Genzyme Corp.*	467,964
633,564	Gilead Sciences Inc.*	28,548,394

	Total Biotechnology	46,186,444

Health Care Equipment & Supplies — 1.9%
14,200	Beckman Coulter Inc.	961,624
315,500	Covidien PLC	12,484,335
6,100	CR Bard Inc.	491,538
7,200	Edwards Lifesciences Corp.*	445,536
18,000	Intuitive Surgical Inc.*	4,008,780
151,800	St. Jude Medical Inc.*	5,850,372

	Total Health Care Equipment & Supplies	24,242,185

Health Care Providers & Services — 2.4%
14,000	Catalyst Health Solutions Inc.*	399,840
270,000	Medco Health Solutions Inc.*	14,909,400
23,300	Psychiatric Solutions Inc.*	624,207
325,000	UnitedHealth Group Inc.	9,100,000
27,600	VCA Antech Inc.*	683,100
99,800	WellPoint Inc.*	5,274,430

	Total Health Care Providers & Services	30,990,977

Life Sciences Tools & Services — 2.4%
227,800	Illumina Inc. (a)*	8,034,506
5,400	Millipore Corp.*	357,642
49,900	QIAGEN NV (a)*	1,025,445
473,400	Thermo Fisher Scientific Inc.*	21,402,414

	Total Life Sciences Tools & Services	30,820,007

Pharmaceuticals — 4.2%
340,000	Allergan Inc.	19,012,799
1,175,550	Elan Corp. PLC, ADR*	8,499,227
203,100	Novo Nordisk, ADR (a)	12,391,131
319,050	Teva Pharmaceutical Industries Ltd., ADR (a)	16,431,075

	Total Pharmaceuticals	56,334,232

	TOTAL HEALTH CARE	188,573,845

INDUSTRIALS — 8.5%
Aerospace & Defense — 1.5%
140,650	Goodrich Corp.	7,758,254
233,900	ITT Industries Inc.	11,713,712

	Total Aerospace & Defense	19,471,966

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INDUSTRIALS — 8.5% — (continued)

Air Freight & Logistics — 1.9%
350,000	Expeditors International of Washington Inc.	$11,431,000
20,300	HUB Group Inc., Class A Shares*	445,179
225,000	United Parcel Service Inc., Class B Shares	12,028,500

	Total Air Freight & Logistics	23,904,679

Commercial Services & Supplies — 0.1%
6,100	Clean Harbors Inc.*	360,022
33,800	Republic Services Inc., Class A Shares (a)	865,618
13,400	Tetra Tech Inc. (a)*	395,836

	Total Commercial Services & Supplies	1,621,476

Construction & Engineering — 1.2%
36,300	Aecom Technology Corp.*	994,983
151,369	Fluor Corp.	8,007,420
233,850	Foster Wheeler AG*	6,769,958

	Total Construction & Engineering	15,772,361

Electrical Equipment — 0.4%
11,700	A.O. Smith Corp.	445,185
20,500	AMETEK Inc.	645,340
123,350	Emerson Electric Co.	4,547,915

	Total Electrical Equipment	5,638,440

Industrial Conglomerates — 0.7%
30,900	McDermott International Inc.*	734,184
265,300	Tyco International Ltd.	8,407,357

	Total Industrial Conglomerates	9,141,541

Machinery — 1.6%
166,800	Danaher Corp.	10,126,428
284,180	Ingersoll-Rand PLC	8,778,320
19,900	Navistar International Corp.*	860,476
34,600	Pall Corp.	1,028,658

	Total Machinery	20,793,882

Road & Rail — 1.1%
314,260	Norfolk Southern Corp.	14,415,106

	TOTAL INDUSTRIALS	110,759,451

INFORMATION TECHNOLOGY — 35.5%
Communication Equipment — 5.0%
20,600	Adtran Inc.	468,444
850,050	Cisco Systems Inc.*	18,361,080
33,000	CommScope Inc. (a)*	889,680
751,600	Motorola Inc.	5,396,488
882,446	QUALCOMM Inc.	40,963,143

	Total Communication Equipment	66,078,835

Computers & Peripherals — 9.9%
329,574	Apple Inc.*	55,437,642
1,005,100	EMC Corp.*	15,981,090
489,744	Hewlett-Packard Corp.	21,984,608
177,335	International Business Machines Corp.	20,934,397
33,100	Seagate Technology (a)	458,435
500,000	Teradata Corp.*	13,465,000
23,900	Western Digital Corp.*	819,292

	Total Computers & Peripherals	129,080,464

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 35.5% — (continued)

Electronic Equipment & Instruments — 1.3%
19,700	Amphenol Corp., Class A Shares	$688,712
486,450	Corning Inc.	7,335,666
372,500	Tyco Electronics Ltd. (a)	8,500,450

	Total Electronic Equipment & Instruments	16,524,828

Internet Software & Services — 5.1%
287,300	eBay Inc.*	6,360,822
17,400	Equinix Inc. (a)*	1,466,124
88,360	Google Inc., Class A Shares*	40,793,161
600,000	Verisign Inc. (a)*	12,714,000
401,800	Yahoo! Inc. (a)*	5,870,298

	Total Internet Software & Services	67,204,405

IT Services — 3.9%
26,000	Amdocs Ltd.*	632,320
247,200	Cognizant Technology Solutions Corp., Class A Shares*	8,622,336
163,400	Global Payments Inc.	6,934,696
17,000	Hewitt Associates Inc., Class A Shares*	612,340
70,000	Mastercard Inc., Class A Shares (a)	14,184,100
288,100	Visa Inc., Class A Shares (a)	20,483,910

	Total IT Services	51,469,702

Semiconductors & Semiconductor Equipment — 3.6%
213,250	Analog Devices Inc.	6,024,313
205,910	Broadcom Corp., Class A Shares*	5,858,140
749,200	Intel Corp.	15,223,743
52,300	Microsemi Corp.*	737,953
93,600	Skyworks Solutions Inc. (a)*	1,090,440
522,106	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	5,586,534
527,200	Texas Instruments Inc. (a)	12,963,848

	Total Semiconductors & Semiconductor Equipment	47,484,971

Software — 6.7%
68,600	Activision Blizzard Inc.*	796,446
320,000	Adobe Systems Inc.*	10,054,400
311,700	Check Point Software Technologies*	8,687,079
6,400	Factset Research Systems Inc. (a)	352,256
557,400	Intuit Inc.*	15,478,998
23,500	McAfee Inc.*	934,830
1,164,910	Microsoft Corp.	28,715,032
653,300	Oracle Corp.	14,287,671
600,000	Symantec Corp.*	9,072,000

	Total Software	88,378,712

	TOTAL INFORMATION TECHNOLOGY	466,221,917

MATERIALS — 6.4%
Chemicals — 5.2%
122,000	Air Products & Chemicals Inc.	9,153,660
10,400	Airgas Inc.	483,600
27,500	Albemarle Corp.	886,325
63,300	Celanese Corp. Series A	1,612,251
9,600	Ecolab Inc.	405,984
13,600	FMC Corp.	648,720
219,250	Mosaic Co. (The)	10,627,048
241,850	Praxair Inc.	18,530,547
445,000	Syngenta AG, ADR	20,879,399

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

MATERIALS — 6.4% — (continued)
Chemicals — 5.2% — (continued)

182,900	The Dow Chemical Co.	$3,893,941

	Total Chemicals	67,121,475

Containers & Packaging — 0.1%
68,600	Crown Holdings Inc.*	1,703,338

Metals & Mining — 1.1%
99,403	Freeport-McMoRan Copper & Gold Inc. (a)	6,260,401
184,400	Nucor Corp. (a)	8,213,176

	Total Metals & Mining	14,473,577

	TOTAL MATERIALS	83,298,390

TELECOMMUNICATION SERVICES — 1.6%
Wireless Telecommunication Services — 1.6%
200,507	American Tower Corp., Class A Shares*	6,346,047
550,000	Crown Castle International Corp.*	14,773,000

	Total Wireless Telecommunication Services	21,119,047

	TOTAL TELECOMMUNICATION SERVICES	21,119,047

	TOTAL COMMON STOCKS (Cost — $1,146,069,946)	1,301,341,321

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,146,069,946)	1,301,341,321

Face
Amount

SHORT-TERM INVESTMENTS (b) — 10.9%
MONEY MARKET FUNDS — 10.1%
32,124,065	CGCM Money Market Investments (c)	32,124,065
99,098,666	The AIM STIT — Liquid Asset Portfolio (c)	99,098,666

	TOTAL MONEY MARKET FUNDS (Cost — $131,222,731)	131,222,731

TIME DEPOSITS — 0.6%
3,715	BBH — Grand Cayman, 0.030% due 9/1/09	3,715
8,437,499	Wells Fargo — Grand Cayman, 0.030% due 9/1/09	8,437,499

	TOTAL TIME DEPOSITS (Cost — $8,441,214)	8,441,214

U.S. GOVERNMENT AGENCY — 0.2%
2,685,000	Fannie National Mortgage Association (FNMA), Discount Notes, 0.090% due 9/1/09 (d) (Cost — $2,684,993)	2,684,993

	TOTAL SHORT-TERM INVESTMENTS (Cost — $142,348,938)	142,348,938

	TOTAL INVESTMENTS — 110.2% (Cost — $1,288,418,884 #)	1,443,690,259

	Liabilities in Excess of Other Assets — (10.2)%	(133,657,976)

	TOTAL NET ASSETS — 100.0%	$1,310,032,283

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 0.8%.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $1,327,423,279.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments
Abbreviation used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Summary of Investments by Security Sectorˆ

Information Technology	32.2%
Health Care	13.0
Consumer Discretionary	8.3
Energy	7.9
Industrials	7.7
Financials	7.3
Consumer Staples	6.4
Materials	5.8
Telecommunication Services	1.5
Short-Term Investments	9.9

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 9.4%
Auto Components — 0.1%
26,400	BorgWarner Inc. (a)	$783,288

Distributors — 0.6%
220,900	Genuine Parts Co.	8,182,136

Hotels, Restaurants & Leisure — 0.1%
62,100	Burger King Holdings Inc.	1,113,453
21,100	Carnival Corp.	617,175

	Total Hotels, Restaurants & Leisure	1,730,628

Household Durables — 0.1%
19,900	Mohawk Industries Inc.*	997,388

Leisure Equipment & Products — 1.4%
968,900	Mattel Inc.	17,430,511

Media — 4.3%
640,000	DIRECTV Group Inc. (a)*	15,846,400
1,380,000	Interpublic Group Cos. Inc. (a)*	8,680,200
22,500	Marvel Entertainment Inc.*	1,088,325
223,500	McGraw-Hill Cos. Inc.	7,511,835
910,000	News Corp., Class A Shares	9,755,200
38,100	Omnicom Group Inc. (a)	1,383,792
363,001	Time Warner Inc. (a)	10,131,358

	Total Media	54,397,110

Multiline Retail — 0.8%
218,000	Target Corp.	10,246,000

Specialty Retail — 1.3%
1,800	AutoZone Inc.*	265,050
335,600	Home Depot Inc. (a)	9,158,524
475,000	Limited Brands Inc. (a)	7,087,000

	Total Specialty Retail	16,510,574

Textiles, Apparel & Luxury Goods — 0.7%
130,400	V. F. Corp.	9,070,624

	TOTAL CONSUMER DISCRETIONARY	119,348,259

CONSUMER STAPLES — 14.7%
Beverages — 0.7%
140,820	Diageo PLC, ADR	8,736,473

Food & Drug Retailing — 0.6%
498,000	SUPERVALU Inc.	7,146,300

Food & Staples Retailing — 1.4%
430,000	CVS/Caremark Corp.	16,133,600
54,000	Kroger Co.	1,165,860
39,000	Sysco Corp. (a)	994,110

	Total Food & Staples Retailing	18,293,570

Food Products — 3.8%
32,100	Campbell Soup Co.	1,006,656
233,900	HJ Heinz Co.	9,005,150
682,300	Kraft Foods Inc., Class A Shares	19,343,205
694,300	Unilever NV, NY Registered Shares	19,391,799

	Total Food Products	48,746,810

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

CONSUMER STAPLES — 14.7% — (continued)

Household Products — 2.2%
120,000	Colgate-Palmolive Co.	$8,724,000
318,700	Kimberly-Clark Corp.	19,268,602

	Total Household Products	27,992,602

Tobacco — 6.0%
2,337,800	Altria Group Inc.	42,734,983
525,000	Philip Morris International Inc.	23,997,750
213,900	Reynolds American Inc.	9,777,369

	Total Tobacco	76,510,102

	TOTAL CONSUMER STAPLES	187,425,857

ENERGY — 17.8%
Energy Equipment & Services — 3.5%
18,100	Baker Hughes Inc.	623,545
180,900	Diamond Offshore Drilling Inc. (a)	16,176,078
600,000	Halliburton Co.	14,226,000
81,900	Nabors Industries Ltd.*	1,447,992
42,100	Pride International Inc. (a)*	1,085,338
535,000	Weatherford International Ltd.	10,673,250

	Total Energy Equipment & Services	44,232,203

Oil, Gas & Consumable Fuels — 14.3%
245,000	Anadarko Petroleum Corp. (a)	12,953,150
564,800	BP PLC, ADR (a)	29,058,959
469,850	Chevron Corp.	32,861,308
40,100	Cimarex Energy Co.	1,565,504
337,150	ConocoPhillips	15,181,865
240,000	Devon Energy Corp.	14,731,200
154,100	EnCana Corp.	8,011,659
15,300	EOG Resources Inc.	1,101,600
583,200	Marathon Oil Corp.	18,003,384
355,000	Peabody Energy Corp. (a)	11,601,400
155,100	Royal Dutch Shell PLC, Class A Shares, ADR (a)	8,603,397
2,806	Seahawk Drilling Inc.*	62,546
145,100	Total SA, ADR	8,309,877
488,100	Valero Energy Corp.	9,146,994
310,000	XTO Energy Inc.	11,966,000

	Total Oil, Gas & Consumable Fuels	183,158,843

	TOTAL ENERGY	227,391,046

FINANCIALS — 11.2%
Capital Markets — 1.5%
270,000	AllianceBernstein Holding LP (a)*	6,126,300
453,000	Ameriprise Financial Inc.	13,603,590

	Total Capital Markets	19,729,890

Commercial Banks — 1.2%
135,150	HSBC Holdings PLC, ADR (a)	7,287,288
201,000	PNC Financial Services Group Inc. (a)	8,560,590

	Total Commercial Banks	15,847,878

Consumer Finance — 0.0%
3,300	The Student Loan Corp.	162,228

Insurance — 5.4%
250,000	ACE Ltd.	13,045,000
6,976	Alleghany Corp.*	1,936,538
24,600	Allied World Assurance Co. Holdings Ltd.	1,139,718

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

FINANCIALS — 11.2% — (continued)
Insurance — 5.4% — (continued)

333,200	Allstate Corp.	$9,792,748
19,400	Arch Capital Group Ltd.*	1,260,418
49,900	Brown & Brown Inc. (a)	991,513
95,400	Fidelity National Financial Inc., Class A Shares	1,432,908
266,700	MetLife Inc.	10,070,592
67,100	The Progressive Corp.*	1,108,492
335,050	The Travelers Cos. Inc.	16,893,221
400,000	Willis Group Holdings Ltd.	10,316,000

	Total Insurance	67,987,148

Real Estate Investment Trusts (REITs) — 2.0%
1,093,500	Annaly Capital Management Inc.	18,961,290
142,500	Health Care REIT Inc. (a)	6,086,175

	Total Real Estate Investment Trusts (REITs)	25,047,465

Thrifts & Mortgage Finance — 1.1%
596,100	Hudson City Bancorp Inc.	7,820,832
619,400	New York Community Bancorp Inc. (a)	6,590,416

	Total Thrifts & Mortgage Finance	14,411,248

	TOTAL FINANCIALS	143,185,857

HEALTH CARE — 12.6%
Health Care Equipment & Supplies — 2.3%
125,600	Becton Dickinson & Co.	8,744,272
240,000	Hospira Inc.*	9,381,600
249,300	Medtronic Inc.	9,548,190
33,500	Stryker Corp.	1,388,910

	Total Health Care Equipment & Supplies	29,062,972

Health Care Providers & Services — 1.2%
395,000	Aetna Inc.	11,257,500
75,200	Cardinal Health Inc.	2,600,416
39,300	CIGNA Corp.	1,156,599

	Total Health Care Providers & Services	15,014,515

Life Sciences Tools & Services — 0.1%
19,000	Covance Inc. (a)*	1,008,900

Pharmaceuticals — 9.0%
315,000	Abbott Laboratories	14,247,450
249,250	AstraZeneca PLC, ADR (a)	11,622,528
359,550	Bristol-Myers Squibb Co.	7,956,842
273,450	Eli Lilly & Co. (a)	9,149,637
448,800	GlaxoSmithKline PLC, ADR	17,548,080
299,000	Johnson & Johnson	18,071,560
1,694,100	Pfizer Inc. (a)	28,291,469
170,000	Teva Pharmaceutical Industries Ltd., ADR (a)	8,755,000

	Total Pharmaceuticals	115,642,566

	TOTAL HEALTH CARE	160,728,953

INDUSTRIALS — 10.3%
Aerospace & Defense — 3.2%
488,550	Boeing Co. (a)	24,266,279
350,000	Honeywell International Inc.	12,866,000
14,300	L-3 Communications Holdings Inc.	1,063,920
38,800	Rockwell Collins Inc.	1,786,352

	Total Aerospace & Defense	39,982,551

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

INDUSTRIALS — 10.3% — (continued)

Commercial Services & Supplies — 1.6%
48,700	Cintas Corp. (a)	$1,336,328
600,600	R.R. Donnelley & Sons Co.	10,714,704
297,500	Waste Management Inc. (a)	8,904,175

	Total Commercial Services & Supplies	20,955,207

Construction & Engineering — 0.6%
325,000	KBR Inc.	7,361,250

Electrical Equipment — 0.2%
35,200	Acuity Brands Inc. (a)	1,130,272
30,900	Hubbell Inc., Class B Shares	1,188,723
20,000	Thomas & Betts Corp.*	553,800

	Total Electrical Equipment	2,872,795

Industrial Conglomerates — 2.1%
277,300	3M Co. (a)	19,993,330
464,250	General Electric Co.	6,453,075

	Total Industrial Conglomerates	26,446,405

Machinery — 0.1%
31,100	Dover Corp.	1,075,749

Marine — 0.0%
17,900	Alexander & Baldwin Inc.	513,730

Professional Services — 0.3%
10,300	Dun & Bradstreet Corp.	752,312
43,500	Equifax Inc.	1,202,340
19,000	Manpower Inc.	982,300
34,800	Robert Half International Inc. (a)	914,892

	Total Professional Services	3,851,844

Road & Rail — 2.1%
567,200	Norfolk Southern Corp. (a)	26,017,464
26,900	Ryder System Inc. (a)	1,022,200

	Total Road & Rail	27,039,664

Trading Companies & Distributors — 0.1%
32,200	GATX Corp.	883,246

	TOTAL INDUSTRIALS	130,982,441

INFORMATION TECHNOLOGY — 11.1%
Communication Equipment — 1.1%
245,300	Harris Corp.	8,519,269
421,750	Nokia Corp., ADR (a)	5,908,718

	Total Communication Equipment	14,427,987

Computers & Peripherals — 0.8%
78,300	International Business Machines Corp.	9,243,315
70,400	Seagate Technology (a)	975,040

	Total Computers & Peripherals	10,218,355

Electronic Equipment & Instruments — 1.8%
49,100	Arrow Electronics Inc.*	1,357,124
56,400	Avnet Inc.*	1,503,060
1,800,000	Flextronics International Ltd.*	10,674,000
563,900	Ingram Micro Inc., Class A Shares (a)*	9,450,964

	Total Electronic Equipment & Instruments	22,985,148

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 11.1% — (continued)

IT Services — 2.2%
180,000	DST Systems Inc. (a)*	$8,245,800
36,700	Hewitt Associates Inc., Class A Shares*	1,321,934
41,400	SAIC Inc.*	765,486
990,000	Western Union Co.	17,859,600

	Total IT Services	28,192,820

Office Electronics — 0.7%
1,043,600	Xerox Corp.	9,027,140

Semiconductors & Semiconductor Equipment — 1.1%
40,000	Analog Devices Inc.	1,130,000
535,000	Intel Corp.	10,871,200
32,200	Lam Research Corp. (a)*	988,540
78,500	National Semiconductor Corp. (a)	1,190,845

	Total Semiconductors & Semiconductor Equipment	14,180,585

Software — 3.4%
23,500	Autodesk Inc.*	550,605
460,000	CA Inc.	10,253,400
1,256,200	Microsoft Corp.	30,965,330

	Total Software	41,769,335

	TOTAL INFORMATION TECHNOLOGY	140,801,370

MATERIALS — 1.4%
Chemicals — 1.4%
540,000	EI Du Pont de Nemours & Co. (a)	17,242,200

TELECOMMUNICATION SERVICES — 4.9%
Diversified Telecommunication Services — 4.0%
699,234	AT&T Inc.	18,215,046
267,013	CenturyTel Inc. (a)	8,605,829
518,300	Verizon Communications	16,088,032
993,400	Windstream Corp.	8,513,438

	Total Diversified Telecommunication Services	51,422,345

Wireless Telecommunication Services — 0.9%
505,400	Vodafone Group PLC, ADR (a)	10,977,288

	TOTAL TELECOMMUNICATION SERVICES	62,399,633

UTILITIES — 3.9%
Electric Utilities — 2.7%
281,600	Edison International	9,408,256
190,000	Entergy Corp.	15,010,000
155,500	FPL Group Inc.	8,735,990
31,400	PPL Corp.	923,160

	Total Electric Utilities	34,077,406

Multi-Utilities — 1.2%
334,700	Ameren Corp. (a)	9,026,859
175,000	Dominion Resources Inc.	5,789,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

UTILITIES — 3.9% — (continued)
Multi-Utilities — 1.2% — (continued)

15,200	SCANA Corp.	$527,136

	Total Multi-Utilities	15,342,995

	TOTAL UTILITIES	49,420,401

	TOTAL COMMON STOCKS (Cost — $1,148,543,770)	1,238,926,017

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,148,543,770)	1,238,926,017

Face
Amount

SHORT-TERM INVESTMENTS (b) — 22.3%
MONEY MARKET FUNDS — 20.2%
62,952,826	CGCM Money Market Investments (c)	62,952,826
194,201,481	The AIM STIT -Liquid Assets Portfolio (c)	194,201,481

	TOTAL MONEY MARKET FUNDS (Cost — $257,154,307)	257,154,307

TIME DEPOSITS — 2.1%
27,047,901	Wells Fargo — Grand Cayman, 0.030% due 9/1/09 (Cost — $27,047,901)	27,047,901

	TOTAL SHORT-TERM INVESTMENTS (Cost — $284,202,208)	284,202,208

	TOTAL INVESTMENTS — 119.6% (Cost — $1,432,745,978 #)	1,523,128,225

	Liabilities in Excess of Other Assets — (19.6)%	(249,849,660)

	TOTAL NET ASSETS — 100.0%	$1,273,278,565

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.1%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,479,354,070.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Summary of Investments by Security Sectorˆ

Energy	15.0%
Consumer Staples	12.3
Health Care	10.6
Financials	9.4
Information Technology	9.2
Industrials	8.6
Consumer Discretionary	7.8
Telecommunication Services	4.1
Utilities	3.2
Materials	1.1
Short-Term Investments	18.7

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 95.8%
CONSUMER DISCRETIONARY — 15.2%
Auto Components — 0.7%
278,800	Westport Innovations Inc.*	$2,779,636

Diversified Consumer Services — 4.3%
32,900	American Public Education Inc.*	1,139,985
99,100	Coinstar Inc.*	3,271,291
236,600	Grand Canyon Education Inc. (a)*	4,116,839
101,850	K12 Inc. (a)*	2,097,092
29,850	New Oriental Education & Technology Group Inc., ADR (a)*	2,108,903
585,900	Stewart Enterprises Inc., Class A Shares (a)	3,111,129

	Total Diversified Consumer Services	15,845,239

Hotels, Restaurants & Leisure — 0.3%
48,200	Red Robin Gourmet Burgers Inc. (a)*	929,296

Household Durables — 0.4%
86,200	KB Home (a)	1,569,702

Internet & Catalog Retail — 1.4%
84,650	NetFlix Inc. (a)*	3,695,819
103,600	NutriSystem Inc. (a)	1,474,228

	Total Internet & Catalog Retail	5,170,047

Media — 0.6%
194,200	MDC Partners Inc., Class A Shares*	1,171,026
57,100	Rentrak Corp.*	907,890

	Total Media	2,078,916

Specialty Retail — 5.7%
67,100	Aeropostale Inc. (a)*	2,626,965
178,100	AnnTaylor Stores Corp. (a)*	2,507,648
149,159	bebe stores inc	1,138,083
403,250	Chico’s FAS Inc.*	5,133,372
125,850	Dick’s Sporting Goods Inc. (a)*	2,820,299
54,400	Gymboree Corp.*	2,436,576
99,200	J Crew Group Inc. (a)*	3,381,728
106,500	Zumiez Inc. (a)*	1,346,160

	Total Specialty Retail	21,390,831

Textiles, Apparel & Luxury Goods — 1.8%
139,500	Lululemon Athletica Inc. (a)*	2,798,370
163,400	True Religion Apparel Inc. (a)*	3,697,742

	Total Textiles, Apparel & Luxury Goods	6,496,112

	TOTAL CONSUMER DISCRETIONARY	56,259,779

CONSUMER STAPLES — 1.0%
Food & Staples Retailing — 0.5%
54,600	Andersons Inc.	1,796,340

Food Products — 0.5%
62,500	Diamond Foods Inc.	1,746,875

	TOTAL CONSUMER STAPLES	3,543,215

ENERGY — 8.2%
Energy Equipment & Services — 5.7%
248,500	Complete Production Services Inc.*	2,236,500
214,980	Exterran Holdings Inc. (a)*	3,876,089
292,300	Key Energy Services Inc.*	2,089,945
120,700	Oil States International Inc. (a)*	3,557,029

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

ENERGY — 8.2% — (continued)
Energy Equipment & Services — 5.7% — (continued)

187,800	Patterson UTI Energy Inc. (a)	$2,495,862
285,200	Pioneer Drilling Co.*	1,625,640
285,000	Superior Energy Services Inc.*	5,195,551

	Total Energy Equipment & Services	21,076,616

Oil, Gas & Consumable Fuels — 2.5%
154,810	Alpha Natural Resources Inc.*	5,001,911
161,398	Quicksilver Resources Inc. (a)*	1,746,326
143,400	T-3 Energy Services Inc.*	2,520,972

	Total Oil, Gas & Consumable Fuels	9,269,209

	TOTAL ENERGY	30,345,825

FINANCIALS — 3.5%
Capital Markets — 1.1%
25,100	Evercore Partners Inc., Class A Shares (a)	632,018
97,200	Riskmetrics Group Inc. (a)*	1,512,432
35,800	Stifel Financial Corp. (a)*	2,015,540

	Total Capital Markets	4,159,990

Commercial Banks — 1.6%
118,000	Signature Bank*	3,582,480
144,700	Texas Capital Bancshares Inc.*	2,394,785

	Total Commercial Banks	5,977,265

Insurance — 0.8%
123,400	Tower Group Inc. (a)	2,960,366

	TOTAL FINANCIALS	13,097,621

HEALTH CARE — 25.2%
Biotechnology — 8.9%
169,300	Acorda Therapeutics Inc.*	3,829,566
123,430	Alexion Pharmaceuticals Inc. (a)*	5,571,629
254,200	Allos Therapeutics Inc.*	1,868,370
211,200	Array Biopharma Inc. (a)*	870,144
256,600	Celera Corp.*	1,678,164
50,300	Cephalon Inc. (a)*	2,863,579
91,700	Cubist Pharmaceuticals Inc.*	1,896,356
176,200	InterMune Inc. (a)*	2,674,716
126,650	OSI Pharmaceuticals Inc. (a)*	4,232,643
52,000	United Therapeutics Corp.*	4,758,520
68,150	Vertex Pharmaceuticals Inc.*	2,549,492

	Total Biotechnology	32,793,179

Health Care Equipment & Supplies — 5.9%
251,300	American Medical Systems Holdings Inc.*	3,829,812
383,300	ev3 Inc.*	4,883,242
54,700	Greatbatch Inc. (a)*	1,177,691
223,738	Immucor Inc.*	4,047,420
112,700	Masimo Corp.*	2,831,024
57,800	NuVasive Inc. (a)*	2,316,046
471,200	Spectranetics Corp.*	2,747,096

	Total Health Care Equipment & Supplies	21,832,331

Health Care Providers & Services — 4.4%
135,850	Brookdale Senior Living Inc. (a)	2,158,657
76,600	Genoptix Inc. (a)*	2,197,654
319,600	Health Management Associates Inc., Class A Shares*	2,208,436
109,200	Health Net Inc.*	1,672,944

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

HEALTH CARE — 25.2% — (continued)
Health Care Providers & Services — 4.4% — (continued)

70,600	Lincare Holdings Inc.*	$1,863,134
44,400	Mednax Inc.*	2,311,908
179,000	Sun Healthcare Group Inc.*	1,474,960
486,700	Tenet Healthcare Corp. (a)*	2,268,022

	Total Health Care Providers & Services	16,155,715

Health Care Technology — 1.6%
469,300	Phase Forward Inc. (a)*	6,035,198

Life Sciences Tools & Services — 1.8%
89,500	Illumina Inc. (a)*	3,156,665
80,900	Kendle International Inc.*	1,063,026
140,000	PerkinElmer Inc. (a)	2,555,000

	Total Life Sciences Tools & Services	6,774,691

Pharmaceuticals — 2.6%
359,000	Adolor Corp.*	588,760
268,600	Medicines Co.*	2,046,732
177,450	Medicis Pharmaceutical Corp., Class A Shares (a)	3,277,502
290,800	Questcor Pharmaceuticals Inc.*	1,689,548
260,400	Santarus Inc.*	828,072
70,200	XenoPort Inc. (a)*	1,279,746

	Total Pharmaceuticals	9,710,360

	TOTAL HEALTH CARE	93,301,474

INDUSTRIALS — 13.8%
Aerospace & Defense — 2.8%
58,100	American Science & Engineering Inc.	3,578,379
133,650	Hexcel Corp.*	1,454,112
62,600	TransDigm Group Inc.*	2,786,952
58,500	Triumph Group Inc.	2,544,750

	Total Aerospace & Defense	10,364,193

Commercial Services & Supplies — 1.2%
249,000	The Geo Group Inc.*	4,561,680

Construction & Engineering — 0.7%
131,500	Tutor Perini Corp.*	2,580,030

Electrical Equipment — 1.2%
67,500	Energy Conversion Devices Inc. (a)*	755,325
113,000	Harbin Electric Inc.*	1,402,330
26,535	Powell Industries Inc.*	1,003,554
122,900	Yingli Green Energy Holding Co., Ltd., ADR (a)*	1,326,091

	Total Electrical Equipment	4,487,300

Machinery — 3.1%
38,900	Badger Meter Inc. (a)	1,407,791
98,600	Bucyrus International Inc., Class A Shares (a)	2,943,210
354,200	Colfax Corp.*	3,754,519
97,300	Wabtec Corp.	3,643,885

	Total Machinery	11,749,405

Marine — 0.9%
47,300	Diana Shipping Inc.	614,427
38,000	Genco Shipping & Trading Ltd. (a)	736,060
51,450	Kirby Corp. (a)*	1,906,223

	Total Marine	3,256,710

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INDUSTRIALS — 13.8% — (continued)

Professional Services — 0.7%
47,050	Huron Consulting Group Inc. (a)*	$885,481
156,100	MPS Group Inc.*	1,539,146

	Total Professional Services	2,424,627

Road & Rail — 1.3%
109,700	J.B. Hunt Transport Services Inc. (a)	3,074,891
45,000	Old Dominion Freight Line Inc. (a)*	1,610,100

	Total Road & Rail	4,684,991

Trading Companies & Distributors — 1.2%
67,900	Beacon Roofing Supply Inc.*	1,142,078
97,300	Titan Machinery Inc. (a)*	1,172,465
40,400	Watsco Inc.	2,134,332

	Total Trading Companies & Distributors	4,448,875

Transportation Infrastructure — 0.7%
130,400	Aegean Marine Petroleum Network Inc. (a)	2,683,632

	TOTAL INDUSTRIALS	51,241,443

INFORMATION TECHNOLOGY — 27.0%
Communication Equipment — 2.6%
204,800	Emulex Corp.*	1,984,512
176,300	JDS Uniphase Corp.*	1,211,181
191,900	Polycom Inc. (a)*	4,526,921
102,700	Riverbed Technology Inc. (a)*	1,980,056

	Total Communication Equipment	9,702,670

Computers & Peripherals — 0.4%
40,900	STEC Inc.*	1,657,677

Internet Software & Services — 4.2%
104,100	comScore Inc.*	1,448,031
23,200	Equinix Inc. (a)*	1,954,832
95,900	GSI Commerce Inc. (a)*	1,662,906
248,900	Omniture Inc. (a)*	3,561,759
643,300	Skillsoft PLC, ADR*	5,506,648
295,200	Terremark Worldwide Inc.*	1,555,704

	Total Internet Software & Services	15,689,880

IT Services — 0.6%
146,350	Cybersource Corp. (a)*	2,246,473

Semiconductors & Semiconductor Equipment — 6.8%
153,700	Atheros Communications Inc. (a)*	4,248,268
131,750	ATMI Inc.*	2,238,433
59,300	Cavium Networks Inc. (a)*	1,204,383
393,500	Integrated Device Technology Inc.*	2,687,605
153,200	IXYS Corp.	1,041,760
113,700	Monolithic Power Systems Inc. (a)*	2,561,661
46,900	Netlogic Microsystems Inc.*	2,059,379
69,700	Omnivision Technologies Inc.*	1,019,711
69,400	Power Integrations Inc. (a)	2,272,850
48,700	Silicon Laboratories Inc.*	2,193,448
65,450	Varian Semiconductor Equipment Associates Inc.*	2,000,807
143,400	Verigy Ltd.*	1,532,946

	Total Semiconductors & Semiconductor Equipment	25,061,251

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 27.0% — (continued)

Software — 12.4%
46,400	Ansys Inc. (a)*	$1,630,496
96,600	AsiaInfo Holdings Inc.*	1,663,452
292,700	Cadence Design Systems Inc. (a)*	1,835,229
283,200	Commvault Systems Inc.*	5,179,728
75,800	Concur Technologies Inc. (a)*	2,680,288
270,085	Informatica Corp. (a)*	4,842,624
92,700	MICROS Systems Inc. (a)*	2,583,549
188,651	Net 1 UEPS Technologies Inc.*	3,601,348
53,500	NICE Systems Ltd., ADR*	1,499,070
659,500	Nuance Communications Inc. (a)*	8,131,634
251,200	Quest Software Inc. (a)*	4,142,288
120,200	Red Hat Inc. (a)*	2,759,792
121,550	SolarWinds Inc.*	2,268,123
70,400	Ultimate Software Group Inc. (a)*	1,856,448
103,968	Verint Systems Inc.*	1,263,212

	Total Software	45,937,281

	TOTAL INFORMATION TECHNOLOGY	100,295,231

MATERIALS — 1.6%
Chemicals — 1.4%
222,900	Chemspec International Ltd., ADR*	1,738,620
56,600	China Green Agriculture Inc. (a)*	701,274
214,700	Flotek Industries Inc. (a)*	349,961
101,300	Intrepid Potash Inc. (a)*	2,379,537

	Total Chemicals	5,169,392

Metals & Mining — 0.2%
62,300	Thompson Creek Metals Co., Inc. (a)*	716,450

	TOTAL MATERIALS	5,885,842

TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.3%
49,500	Neutral Tandem Inc. (a)*	1,237,995

	TOTAL COMMON STOCKS (Cost — $340,353,812)	355,208,425

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $340,353,812)	355,208,425

Face
Amount

SHORT-TERM INVESTMENTS (b) — 31.6%
MONEY MARKET FUNDS — 26.0%
23,599,140	CGCM Money Market Investments (c)	23,599,140
72,800,353	The AIM STIT — Liquid Assets Portfolio (c)	72,800,353

	TOTAL MONEY MARKET FUNDS (Cost — $96,399,493)	96,399,493

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Face
Amount	Security	Value

TIME DEPOSITS — 5.6%
20,760,076	Wells Fargo — Grand Cayman, 0.030% due 9/1/09 (Cost — $20,760,076)	$20,760,076

	TOTAL SHORT-TERM INVESTMENTS (Cost — $117,159,569)	117,159,569

	TOTAL INVESTMENTS — 127.4% (Cost — $457,513,381 #)	472,367,994

	Liabilities in Excess of Other Assets — (27.4)%	(101,651,750)

	TOTAL NET ASSETS — 100.0%	$370,716,244

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.6%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $467,009,752.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Summary of Investments by Security Sectorˆ

Information Technology	21.2%
Health Care	19.8
Consumer Discretionary	11.9
Industrials	10.8
Energy	6.4
Financials	2.8
Materials	1.2
Consumer Staples	0.8
Telecommunication Services	0.3
Short-Term Investments	24.8

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 94.5%
CONSUMER DISCRETIONARY — 13.1%
Auto Components — 1.7%
16,000	Autoliv Inc. (a)	$513,120
694,164	Modine Manufacturing Co.	5,879,569

	Total Auto Components	6,392,689

Automobiles — 0.5%
66,500	Thor Industries Inc. (a)	1,732,325

Diversified Consumer Services — 2.5%
42,800	Brink’s Home Security Holdings Inc.*	1,338,356
213,200	Service Corporation International	1,509,456
323,052	Universal Technical Institute Inc.	6,503,037

	Total Diversified Consumer Services	9,350,849

Hotels, Restaurants & Leisure — 0.9%
32,800	CEC Entertainment Inc.*	877,400
51,900	International Speedway Corp., Class A Shares	1,443,339
48,200	Jack in the Box Inc.*	982,798

	Total Hotels, Restaurants & Leisure	3,303,537

Household Durables — 0.5%
47,500	MDC Holdings Inc.	1,779,350

Leisure Equipment & Products — 0.9%
285,897	Arctic Cat Inc.	2,041,305
95,700	Sturm Ruger & Co., Inc. (a)	1,321,617

	Total Leisure Equipment & Products	3,362,922

Media — 0.2%
33,600	Meredith Corp.	930,048

Multiline Retail — 1.0%
296,034	Fred’s Inc., Class A Shares	3,872,125

Specialty Retail — 2.9%
55,200	Aaron’s Inc. (a)	1,440,720
51,900	bebe stores inc	395,997
56,700	Buckle Inc. (a)	1,499,714
25,900	Childrens Place Retail Stores Inc. (The) (a)*	785,547
34,100	Collective Brands Inc. (a)*	540,144
70,400	Finish Line Inc. (The), Class A Shares (a)	580,800
40,700	Genesco Inc.*	891,330
44,700	Men’s Wearhouse Inc. (a)	1,162,200
52,600	PETsMART Inc.	1,099,866
65,975	Stage Stores Inc.	880,766
74,800	The Cato Corp., Class A Shares	1,277,584

	Total Specialty Retail	10,554,668

Textiles, Apparel & Luxury Goods — 2.0%
55,900	Movado Group Inc.	718,315
60,100	Phillips-Van Heusen Corp. (a)	2,270,578
34,000	Skechers U.S.A. Inc. (a)*	605,540
35,400	Unifirst Corp.	1,412,106
29,300	Warnaco Group Inc.*	1,114,865
59,000	Wolverine World Wide Inc.	1,469,690

	Total Textiles, Apparel & Luxury Goods	7,591,094

	TOTAL CONSUMER DISCRETIONARY	48,869,607

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

CONSUMER STAPLES — 7.7%
Beverages — 1.4%
723,303	Cott Corp.*	$4,607,440
8,700	Embotelladora Andina SA, ADR	149,118
10,661	PepsiAmericas Inc. (a)	298,295

	Total Beverages	5,054,853

Food & Staples Retailing — 1.2%
52,700	Casey’s General Stores Inc. (a)	1,462,425
55,700	Ruddick Corp. (a)	1,479,392
47,600	Weis Markets Inc.	1,485,596

	Total Food & Staples Retailing	4,427,413

Food Products — 4.4%
41,400	Cal-Maine Foods Inc. (a)	1,181,970
365,765	Chiquita Brands International Inc.*	5,632,781
49,400	Corn Products International Inc. (a)	1,465,204
332,200	Del Monte Foods Co.	3,484,778
28,300	The J.M. Smucker Co.	1,479,241
133,098	Tootsie Roll Industries Inc. (a)	3,147,768

	Total Food Products	16,391,742

Household Products — 0.3%
47,600	WD-40 Co.	1,284,248

Tobacco — 0.4%
39,700	Universal Corp., Richmond VA (a)	1,464,136

	TOTAL CONSUMER STAPLES	28,622,392

ENERGY — 4.8%
Energy Equipment & Services — 0.6%
14,600	Lufkin Industries Inc.	646,050
34,100	Tidewater Inc. (a)	1,472,097

	Total Energy Equipment & Services	2,118,147

Oil, Gas & Consumable Fuels — 4.2%
64,700	Berry Petroleum Co., Class A Shares (a)	1,460,279
37,600	Cimarex Energy Co.	1,467,904
24,600	Encore Acquisition Co. (a)*	927,174
44,900	Forest Oil Corp.*	705,828
112,700	Frontier Oil Corp. (a)	1,445,941
66,200	Holly Corp. (a)	1,512,008
59,900	Newfield Exploration Co.*	2,317,531
65,800	Southern Union Co.	1,305,472
76,500	Tsakos Energy Navigation Ltd.	1,230,120
43,200	Whiting Petroleum Corp.*	2,096,928
31,600	World Fuel Services Corp. (a)	1,420,104

	Total Oil, Gas & Consumable Fuels	15,889,289

	TOTAL ENERGY	18,007,436

FINANCIALS — 15.8%
Capital Markets — 0.7%
56,100	Federated Investors Inc., Class B Shares	1,472,625
48,900	Raymond James Financial Inc. (a)	1,112,475

	Total Capital Markets	2,585,100

Commercial Banks — 4.1%
75,600	Bank of Hawaii Corp. (a)	2,982,420
92,600	Boston Private Financial Holdings Inc. (a)	464,852
45,500	Community Bank System Inc. (a)	811,265

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

FINANCIALS — 15.8% — (continued)
Commercial Banks — 4.1% — (continued)

29,800	Cullen/Frost Bankers Inc.	$1,468,544
44,100	CVB Financial Corp. (a)	309,141
81,500	East-West Bancorp. (a)	750,615
54,100	First Financial Bancorp	456,604
46,100	First Midwest Bancorp Inc. (a)	472,986
46,345	Hancock Holding Co. (a)	1,775,477
56,300	Independent Bank Corp., (Massachusetts) (a)	1,304,471
77,300	NBT Bancorp Inc. (a)	1,746,980
25,300	S&T Bancorp Inc. (a)	350,405
206,400	Sterling Bancshares Inc. (a)	1,640,880
10,100	Univest Corp. of Pennsylvania	209,777
29,300	WesBanco Inc. (a)	430,124

	Total Commercial Banks	15,174,541

Consumer Finance — 0.4%
287,500	Advance America Cash Advance Centers Inc.	1,650,250

Insurance — 5.2%
183,000	American Equity Investment Life Holding Co.	1,476,810
64,600	American Financial Group Inc.	1,656,990
65,550	Delphi Financial Group, Class A Shares	1,531,904
54,300	Harleysville Group Inc. (a)	1,759,863
79,700	Infinity Property & Casualty Corp.	3,504,409
45,900	IPC Holdings Ltd. (a)	1,488,078
78,200	Platinum Underwriters Holdings Ltd.	2,834,750
28,100	RLI Corp. (a)	1,489,581
117,400	Selective Insurance Group (a)	1,998,148
13,200	StanCorp Financial Group Inc.	499,620
48,900	W.R. Berkley Corp. (a)	1,249,395

	Total Insurance	19,489,548

Real Estate Investment Trusts (REITs) — 5.4%
60,964	Brandywine Realty Trust (a)	646,828
395,600	Chimera Investment Corp.	1,503,280
553,973	Education Realty Trust Inc.	3,240,741
84,700	Equity One Inc. (a)	1,334,025
93,700	Franklin Street Properties Corp. (a)	1,331,477
30,900	Government Properties Income Trust*	659,097
69,700	Healthcare Realty Trust (a)	1,509,005
63,700	Highwoods Properties Inc.	1,870,869
213,600	HRPT Properties Trust	1,384,128
46,500	Nationwide Health Properties Inc.	1,482,420
28,500	PS Business Parks Inc.	1,508,505
51,800	Sovran Self Storage Inc. (a)	1,522,402
17,893	Walter Investment Management Corp.	258,375
69,100	Washington Real Estate Investment Trust (a)	1,862,936

	Total Real Estate Investment Trusts (REITs)	20,114,088

	TOTAL FINANCIALS	59,013,527

HEALTH CARE — 6.0%
Health Care Equipment & Supplies — 4.7%
52,800	Cooper Cos. Inc. (The) (a)	1,442,496
109,195	ICU Medical Inc.*	4,060,962
65,000	Invacare Corp. (a)	1,407,900
317,289	Merit Medical Systems Inc.*	5,727,066
74,500	STERIS Corp. (a)	2,161,990
34,500	Teleflex Inc.	1,562,850

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

HEALTH CARE — 6.0% — (continued)
Health Care Equipment & Supplies — 4.7% — (continued)

33,700	West Pharmaceutical Services Inc.	$1,354,403

	Total Health Care Equipment & Supplies	17,717,667

Health Care Providers & Services — 0.9%
58,800	Alliance HealthCare Services Inc.*	325,164
33,800	Owens & Minor Inc. (a)	1,495,650
23,400	Universal Health Services Inc., Class B Shares	1,374,984

	Total Health Care Providers & Services	3,195,798

Life Sciences Tools & Services — 0.4%
82,106	PerkinElmer Inc.	1,498,435

	TOTAL HEALTH CARE	22,411,900

INDUSTRIALS — 19.7%
Aerospace & Defense — 0.4%
44,900	Curtiss-Wright Corp.	1,462,393

Airlines — 0.4%
104,700	SkyWest Inc.	1,617,615

Building Products — 0.5%
49,500	Insteel Industries Inc. (a)	565,290
37,900	Lennox International Inc.	1,359,852
20,224	NCI Building Systems Inc. (a)*	54,403

	Total Building Products	1,979,545

Commercial Services & Supplies — 4.9%
1,207,546	ACCO Brands Corp.*	6,762,258
100,500	Brink’s Co.	2,648,175
106,700	Ennis Inc.	1,454,321
600,510	Schawk Inc.	6,803,778
26,800	Viad Corp.	484,276

	Total Commercial Services & Supplies	18,152,808

Construction & Engineering — 2.4%
42,900	Granite Construction Inc. (a)	1,377,090
884,133	Great Lakes Dredge & Dock Corp.	5,782,230
72,100	KBR Inc.	1,633,065

	Total Construction & Engineering	8,792,385

Electrical Equipment — 3.8%
46,000	Acuity Brands Inc. (a)	1,477,060
272,753	Belden Inc.	5,708,720
267,846	EnerSys*	5,327,457
33,400	Regal-Beloit Corp.	1,518,364

	Total Electrical Equipment	14,031,601

Industrial Conglomerates — 0.2%
24,600	Otter Tail Corp. (a)	580,314

Machinery — 5.0%
82,800	Actuant Corp., Class A Shares	1,169,964
39,300	Altra Holdings Inc.*	377,280
98,700	Barnes Group Inc. (a)	1,449,903
305,094	Briggs & Stratton Corp. (a)	5,381,858
51,100	Bucyrus International Inc.	1,525,335
63,900	Crane Co.	1,499,733
184,584	FreightCar America Inc.	3,521,863
41,300	Gardner Denver Inc.*	1,341,011

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

INDUSTRIALS — 19.7% — (continued)
Machinery — 5.0% — (continued)

46,700	Harsco Corp.	$1,456,573
17,100	Mueller Industries Inc.	413,649
86,300	Mueller Water Products Inc.	396,980
17,200	Wabtec Corp. (a)	644,140

	Total Machinery	19,178,289

Marine — 0.8%
55,400	Alexander & Baldwin Inc.	1,589,980
36,600	Kirby Corp.*	1,356,030

	Total Marine	2,946,010

Road & Rail — 1.0%
32,600	Saia Inc.*	577,020
189,000	Werner Enterprises Inc. (a)	3,303,720

	Total Road & Rail	3,880,740

Trading Companies & Distributors — 0.3%
60,700	Applied Industrial Technologies Inc. (a)	1,252,241

	TOTAL INDUSTRIALS	73,873,941

INFORMATION TECHNOLOGY — 10.4%
Communication Equipment — 0.2%
81,000	Brocade Communications Systems Inc.*	585,630

Computers & Peripherals — 0.5%
47,700	Diebold Inc.	1,439,109
44,900	Electronics for Imaging Inc.*	477,736

	Total Computers & Peripherals	1,916,845

Electronic Equipment & Instruments — 4.9%
108,000	AVX Corp.	1,253,880
65,500	Checkpoint Systems Inc.*	1,091,885
343,914	Cognex Corp. (a)	5,509,502
133,200	Jabil Circuit Inc.	1,458,540
212,654	Littelfuse Inc. (a)*	5,324,856
63,200	Tech Data Corp.*	2,407,920
165,200	Vishay Intertechnology Inc.*	1,333,164

	Total Electronic Equipment & Instruments	18,379,747

IT Services — 1.0%
1,344,337	Lionbridge Technologies Inc.*	3,616,267

Semiconductors & Semiconductor Equipment — 2.1%
152,900	Amkor Technology Inc. (a)*	847,066
232,700	Cirrus Logic Inc.*	1,154,192
98,300	ON Semiconductor Corp.*	793,281
448,387	Zoran Corp.*	4,954,676

	Total Semiconductors & Semiconductor Equipment	7,749,215

Software — 1.7%
142,300	Compuware Corp.*	1,025,983
104,900	Parametric Technology Corp.*	1,395,170
46,700	QAD Inc.	190,536
49,600	Sybase Inc. (a)*	1,728,560
99,400	Synopsys Inc.*	2,110,262

	Total Software	6,450,511

	TOTAL INFORMATION TECHNOLOGY	38,698,215

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

MATERIALS — 11.3%
Chemicals — 6.9%
58,800	Albemarle Corp.	$1,895,124
56,100	Cytec Industries Inc.	1,620,729
48,300	FMC Corp. (a)	2,303,910
75,100	Innophos Holdings Inc.	1,433,659
40,800	International Flavors & Fragrances Inc.	1,453,296
27,000	Lubrizol Corp.	1,720,440
93,900	Methanex Corp.	1,680,810
86,800	Olin Corp. (a)	1,453,032
84,300	RPM International Inc.	1,372,404
53,800	Sensient Technologies Corp.	1,402,566
503,943	Solutia Inc.*	6,163,223
45,600	Terra Industries Inc.	1,418,616
58,200	Valspar Corp.	1,558,596

	Total Chemicals	25,476,405

Containers & Packaging — 1.6%
91,700	Crown Holdings Inc.*	2,276,911
532,500	Intertape Polymer Group Inc.*	878,625
29,500	Silgan Holdings Inc.	1,434,290
57,300	Sonoco Products Co.	1,486,362

	Total Containers & Packaging	6,076,188

Metals & Mining — 2.6%
86,800	Commercial Metals Co.	1,469,524
28,300	Compass Minerals International Inc.	1,504,994
142,600	IAMGOLD Corp.	1,658,438
22,900	Kaiser Aluminum Corp. (a)	740,357
38,400	Royal Gold Inc. (a)	1,523,712
92,100	Thompson Creek Metals Co., Inc. (a)*	1,059,150
36,700	Walter Industries Inc.	1,905,097

	Total Metals & Mining	9,861,272

Paper & Forest Products — 0.2%
13,200	Schweitzer-Mauduit International Inc.	649,176

	TOTAL MATERIALS	42,063,041

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
92,100	Premiere Global Services Inc.*	862,056

UTILITIES — 5.5%
Electric Utilities — 1.1%
53,400	Cleco Corp. (a)	1,304,028
85,500	El Paso Electric Co.*	1,448,370
71,800	Westar Energy Inc.	1,473,336

	Total Electric Utilities	4,225,734

Gas Utilities — 3.1%
43,200	AGL Resources Inc.	1,451,088
53,100	Atmos Energy Corp. (a)	1,446,444
34,200	Energen Corp.	1,436,058
32,900	National Fuel Gas Co.	1,470,301
116,100	Southwest Gas Corp.	2,827,035
55,500	UGI Corp.	1,415,805
40,600	WGL Holdings Inc.	1,339,800

	Total Gas Utilities	11,386,531

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

UTILITIES — 5.5% — (continued)

Multi-Utilities — 0.9%
27,900	Black Hills Corp. (a)	$713,682
45,800	OGE Energy Corp.	1,432,624
58,600	Vectren Corp. (a)	1,356,590

	Total Multi-Utilities	3,502,896

Water Utilities — 0.4%
72,900	American Water Works Co., Inc.	1,465,290

	TOTAL UTILITIES	20,580,451

	TOTAL COMMON STOCKS (Cost — $326,144,080)	353,002,566

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $326,144,080)	353,002,566

Face
Amount

SHORT-TERM INVESTMENTS (b) — 23.0%
COMMERCIAL PAPER — 0.9%
3,445,000	UBS Finance Delaware LLC, 0.190% due 9/1/09 (c) (Cost — $3,444,982)	3,444,982

MONEY MARKET FUNDS — 16.1%
14,779,531	CGCM Money Market Investments (d)	14,779,531
45,592,980	The AIM STIT — Liquid Asset Portfolio (d)	45,592,980

	TOTAL MONEY MARKET FUNDS (Cost — $60,372,511)	60,372,511

TIME DEPOSITS — 6.0%
4,593	BBH — Grand Cayman, 0.030% due 9/1/09	4,593
22,294,886	Wells Fargo — Grand Cayman, 0.030% due 9/1/09	22,294,886

	TOTAL TIME DEPOSITS (Cost — $22,299,479)	22,299,479

	TOTAL SHORT-TERM INVESTMENTS (Cost — $86,116,972)	86,116,972

	TOTAL INVESTMENTS — 117.5% (Cost — $412,261,052 #)	439,119,538

	Liabilities in Excess of Other Assets — (17.5)%	(65,445,042)

	TOTAL NET ASSETS — 100.0%	$373,674,496

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 6.9%.
(c)	Rate shown represents yield-to-maturity.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $419,723,865. Abbreviation used in this schedule: ADR — American Depositary Receipts

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Summary of Investments by Security Sectorˆ

Industrials	16.9%
Financials	13.4
Consumer Discretionary	11.1
Materials	9.6
Information Technology	8.8
Consumer Staples	6.5
Health Care	5.1
Utilities	4.7
Energy	4.1
Telecommunication Services	0.2
Short-Term Investments	19.6

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0%
Australia — 2.1%
5,614	Adelaide Brighton Ltd.	$12,980
139,137	Aspen Group	48,136
113,953	Australia & New Zealand Banking Group Ltd.	2,047,108
20,873	Australian Worldwide Exploration Ltd.	45,441
1,788	Bank of Queensland Ltd.	17,577
30,082	Beach Petroleum Ltd.	20,053
95,667	BHP Billiton Ltd.	2,970,635
31,932	Cromwell Group	16,571
113,892	CSL Ltd. Australia	3,095,447
8,614	Customers Ltd.*	19,988
6,990	David Jones Ltd.	29,432
18,874	Downer EDI Ltd. (a)	127,726
6,663	DUET Group	8,602
91,320	Emeco Holdings Ltd.	59,718
39,184	Envestra Ltd.	16,201
7,760	Felix Resources Ltd.	113,017
8,053	Fleetwood Corp., Ltd.	53,138
1,107	Flight Centre Ltd.	13,395
14,501	Hastie Group Ltd.	22,147
19,618	Hastings Diversified Utilities Fund	15,478
7,871	Healthscope Ltd.	31,149
22,092	iiNET Ltd.	39,147
44,480	ING Industrial Fund	18,954
9,677	Kingsgate Consolidated Ltd.*	62,466
2,765	MacArthur Coal Ltd. (a)	20,205
153,387	Macquarie CountryWide Trust	81,540
66,900	Macquarie Group Ltd.	2,867,670
5,901	Metcash Ltd.	21,311
65,758	Mineral Deposits Ltd.*	36,621
88,873	Mount Gibson Iron Ltd.*	75,741
81,419	National Australia Bank Ltd.	1,956,614
73,072	NRW Holdings Ltd.	80,464
36,301	Orica Ltd.	691,643
16,223	Panoramic Resources Ltd.	34,222
2,301	Platinum Asset Management Ltd.	9,727
61,261	PMP Ltd.	39,286
2,636	Premier Investments Ltd.	15,770
1,761	Primary Health Care Ltd.	9,406
34,643	Sigma Pharmaceuticals Ltd.	35,224
81,537	STW Communications Group Ltd.	54,009

	Total Australia	14,933,959

Austria — 0.3%
1,020	Flughafen Wien AG	43,188
93	Mayr Melnhof Karton AG	8,877
51,390	OMV AG	2,026,927
922	Rosenbauer International AG	39,952
1,244	Semperit AG Holding	42,852

	Total Austria	2,161,796

Belgium — 0.8%
119,969	Anheuser-Busch InBev NV	5,185,546
1,844	Arseus NV	20,777
853	Atenor Group	46,769
781	Compagnie d’Entreprises CFE	38,898
277	D’ieteren SA	84,656
2,116	Econocom Group	22,323
1,508	Gimv NV	77,595

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Belgium — 0.8% — (continued)

1,043	Kinepolis Group NV	$38,997
214	Leasinvest Real Estate SCA	19,197
804	Omega Pharma SA	31,071
703	Telenet Group Holding NV*	16,755
3,630	Tessenderlo Chemie NV	126,763

	Total Belgium	5,709,347

Bermuda — 0.2%
14,807	Catlin Group Ltd.	80,181
17,101	Hiscox Ltd.	94,305
4,244	Lancashire Holdings Ltd.	32,112
41,328	Signet Jewelers Ltd.	983,483

	Total Bermuda	1,190,081

Brazil — 4.9%
283,600	BM&F BOVESPA SA	1,760,945
53,390	Brasil Telecom Participacoes SA, ADR	2,324,601
149,500	Cia Paranaense de Energia, ADR (a)	2,303,795
159,300	Companhia Brasileira de Meios de Pagamento*	1,399,429
49,400	Cyrela Brazil Realty SA	625,353
56,200	Empresa Brasileira de Aeronautica SA, ADR	1,193,688
120,700	Gafisa SA	1,761,418
262,872	Itau Unibanco Banco Multiplo SA, ADR (a)	4,403,106
39,000	Natura Cosmeticos SA	635,412
222,616	Petroleo Brasileiro SA, ADR (a)	8,824,498
190,576	Redecard SA	2,627,370
225,315	Tractebel Energia SA	2,401,963
35,000	Usinas Siderurgicas de Minas Gerais SA, ADR	827,750
230,142	Vale SA, ADR	4,421,028

	Total Brazil	35,510,356

Canada — 3.1%
22,572	Cameco Corp.	599,464
59,660	Canadian National Railway Co.	2,878,431
47,560	Canadian Natural Resources Ltd.	2,719,139
41,620	Canadian Pacific Railway Ltd.	1,989,078
43,648	Niko Resources Ltd.	2,825,371
20,656	Potash Corp. of Saskatchewan (a)	1,828,263
110,800	Rogers Communications Inc., Class B Shares	3,044,639
131,162	Suncor Energy Inc.	4,004,754
143,800	Talisman Energy Inc.	2,307,408

	Total Canada	22,196,547

China — 3.3%
6,050	Baidu.com Inc., ADR (a)*	1,996,863
2,796,000	Bank of China Ltd., Class H Shares	1,360,057
258,263	China Life Insurance Co., Ltd., Class H Shares	1,087,988
1,345,669	China Merchants Bank Co., Ltd., Class H Shares (a)	2,934,294
1,042,200	China Petroleum & Chemical Corp., Class H Shares	870,030
10,700	Ctrip.com International Ltd., ADR*	523,658
435,000	Dongfang Electric Corp. Ltd., Class H Shares	2,130,001
9,484,300	Industrials & Commercial Bank of China Ltd., Class H Shares	6,473,507
12,800	Longtop Financial Technologies Ltd., ADR*	316,160
130,000	Pacific Textile Holdings Ltd.	41,430
317,000	Ping An Insurance Group Co. of China Ltd., Class H Shares	2,372,280
43,600	Sina Corp. (a)*	1,308,000
22,300	Tencent Holdings Ltd.	332,615
3,459,000	Want Want China Holdings Ltd.	1,834,303

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
China — 3.3% — (continued)

	Total China	$23,581,186

Cyprus — 0.0%
9,000	Deep Sea Supply PLC	15,054

Denmark — 2.4%
751	Auriga Industries, Class B Shares	13,901
35,218	Carlsberg AS, Class B Shares	2,532,912
72,800	H. Lundbeck AS	1,438,805
64,040	Novo Nordisk A/S, Class B Shares	3,908,153
480	Novozymes, Class B Shares	41,232
301	Thrane & Thrane AS	8,590
125,059	Vestas Wind Systems AS*	8,982,305
12,084	William Demant Holding*	740,942

	Total Denmark	17,666,840

Finland — 0.6%
16,246	Citycon Oyj	58,062
64,169	Fortum Oyj	1,678,094
228	Lemminkainen Oyj	8,659
168,300	Nokia Oyj	2,343,141
7,659	Oriola-KD Oyj	39,135
3,900	Sponda Oyj*	15,618
10,816	Technopolis PLC	57,284
6,078	Tietoenator Oyj	111,141

	Total Finland	4,311,134

France — 9.2%
17,508	Accor SA	922,745
24,182	Air Liquide	2,584,042
32,722	Alstom SA	2,301,563
2,620	Arkema	85,551
3,690	Assystem	36,226
405,793	AXA	9,249,064
142,610	BNP Paribas	11,497,333
2,498	Boiron SA	94,295
35,998	Capital Gemini SA	1,743,276
28,812	Casino Guichard Perrachon SA	2,183,484
1,699	Cegid Group	39,700
43,518	Cie de Saint-Gobain (a)	1,960,663
24,150	Cie Generale d’Optique Essilor International SA	1,305,736
1,452	Devoteam SA	32,741
643	Esso SA Francaise	88,081
746	Etablissements Maurel et Prom	13,887
1,141	Etam Developpement SA*	24,172
55,425	GDF Suez	2,338,019
1,936	GFI Informatique	8,447
1,116	GL Events	23,626
57,691	Groupe Danone	3,140,752
118	Iliad SA	12,103
17,446	Ipsen SA	863,888
49,095	Lafarge SA	4,179,342
313	LDC	34,412
34,880	L’Oreal SA	3,438,345
39,301	LVMH Moet Hennessy Louis Vuitton SA (a)	3,761,898
1,026	Maisons France Confort	36,668
2,796	Nexity	105,685
625	Pierre & Vacances	47,544
1,434	Rallye SA	46,660

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
France — 9.2% — (continued)

290	SA des Ciments Vicat	$21,470
24,417	Sanofi-Aventis	1,658,363
1,216	Societe de la Tour Eiffel	78,103
345	Sopra Group SA	17,579
424	Sword Group	12,536
140,960	Total SA	8,086,726
94,308	Vivendi	2,689,609
31,523	Wendel	1,489,690
1,740	Zodiac Aerospace	66,082

	Total France	66,320,106

Germany — 7.8%
23,265	Allianz AG	2,692,084
2,238	Arques Industries AG (a)*	5,782
2,156	Asian Bamboo AG*	52,916
66,719	BASF AG	3,484,771
1,278	Bauer AG	46,830
35,569	Bayer AG	2,186,565
220	Bijou Brigitte AG	34,592
1,250	Bilfinger Berger AG	77,291
81,513	Daimler AG, Registered Shares	3,688,871
62,188	Deutsche Bank AG (a)	4,226,387
10,450	Deutsche Boerse AG	798,691
137,069	Deutsche Lufthansa AG	2,203,433
631	Dyckerhoff AG	38,944
145,044	E.ON AG	6,143,441
77,717	Fresenius Medical Care AG & Co. KGaA (a)	3,495,890
132,162	GEA Group AG	2,344,595
952	Gerry Weber International AG	26,713
605	Grenkeleasing AG	21,969
57,858	Hannover Rueckversicherung AG*	2,549,438
14,284	Hochtief AG	1,058,099
2,117	Indus Holding AG	34,791
294,855	Infineon Technologies AG (a)*	1,551,048
22,665	Linde AG	2,280,428
2,598	Loewe AG	37,252
47,706	Metro AG	2,590,996
2,594	MTU Aero Engines Holding AG	109,647
20,555	RWE AG	1,905,867
154,950	SAP AG	7,574,936
3,286	Sixt AG	88,668
726	Stada Arzneimittel AG	16,391
3,661	Telegate AG	44,507
143,221	ThyssenKrupp AG	4,871,893
4,983	Tognum AG	76,027
1,694	Wincor Nixdorf AG	96,137

	Total Germany	56,455,890

Greece — 1.0%
8,415	Aegean Airlines SA	53,627
43,966	Alapis Holding Industrial and Commercial SA	37,863
14,358	Athens Medical Center SA	32,767
1,852	Eurobank Properties Real Estate Investment Co.	20,920
1,700	Folli-Follie SA	41,480
2,716	Heracles General Cement Co. SA	25,105
1,398	Intralot SA-Integrated Lottery Systems & Services	8,829
10,137	Michaniki SA	26,771
126,328	National Bank of Greece SA*	3,961,810

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Greece — 1.0% — (continued)

17,900	OPAP SA	$436,762
95,358	Public Power Corp.*	2,244,624
2,881	S&B Industrial Minerals SA	19,890

	Total Greece	6,910,448

Guernsey — 0.3%
76,300	Amdocs Ltd.*	1,855,616

Hong Kong — 4.6%
214,000	Cheung Kong Holdings Ltd.	2,531,989
841,200	China Resources Enterprise	1,968,862
154,000	Citic 1616 Holdings Ltd.	39,343
2,214,500	CNOOC Ltd.	2,891,578
5,258,700	Denway Motors Ltd.	2,374,790
146,000	Dickson Concepts International Ltd.	71,584
474,100	Esprit Holdings Ltd.	2,871,999
7,000	Great Eagle Holdings Ltd.	15,065
194,000	Hang Lung Properties Ltd.	603,250
29,600	HKR International Ltd.*	11,649
205,700	Hong Kong Exchanges and Clearing Ltd.	3,580,345
3,078,000	Huaneng Power International Inc., Class H Shares	2,152,517
404,000	Hutchison Whampoa Ltd.	2,835,691
224,000	Jardine Strategic Holdings Ltd. (a)	3,709,439
64,000	Lung Kee (Bermuda) Holdings	28,076
451,000	Noble Group Ltd.	663,235
84,000	Norstar Founders Group Ltd. (b)(c)	7,912
116,000	Pacific Century Premium Developments Ltd.*	31,132
316,000	Regal Real Estate Investment Trust	59,120
207,600	Shangri-La Asia Ltd.	305,359
96,000	Shun Tak Holdings Ltd.	63,791
224,000	Sun Hung Kai Properties Ltd.	3,020,251
353,900	Swire Pacific Ltd., Class A Shares	3,691,808
38,000	TAI Cheung Holdings	18,877
32,000	Texwinca Holdings Ltd.	25,227
3,000	VTech Holdings Ltd.	23,670

	Total Hong Kong	33,596,559

India — 0.4%
75,357	ICICI Bank Ltd., ADR	2,299,896
8,950	Reliance Industries Ltd., Luxembourg Shares, GDR (d)*	760,750

	Total India	3,060,646

Indonesia — 0.2%
1,764,000	PT Telekomunikasi Indonesia Tbk	1,470,000

Ireland — 0.3%
19,400	Covidien PLC	767,658
36,902	CRH PLC	948,081
4,508	DCC PLC	109,349
2,311	FBD Holdings PLC	24,048
43,508	Fyffes PLC	30,599
23,321	Greencore Group PLC	55,498
84,516	Total Produce PLC	45,490
16,300	United Drug PLC	54,979

	Total Ireland	2,035,702

Israel — 1.7%
3,151	Israel Chemicals Ltd.	35,163
368,971	Makhteshim-Agan Industries Ltd.	1,691,725

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Israel — 1.7% — (continued)

199,718	Teva Pharmaceutical Industries Ltd., ADR (a)	$10,285,477

	Total Israel	12,012,365

Italy — 1.1%
5,306	ACEA SpA	64,772
1,194	AcegasAps SpA	8,050
5,103	Astaldi SpA	42,335
2,273	Autostrada Torino-Milano SpA	25,545
5,704	Benetton Group SpA	54,402
6,559	Cairo Communication SpA	20,523
50,739	Cofide SpA*	38,525
11,844	De’Longhi SpA	37,399
1,133	Engineering Ingegneria Informatica SpA*	38,134
99,688	Eni SpA	2,366,578
3,427	Esprinet SpA	35,809
88,475	Fiat SpA	625,417
15,973	Hera SpA	39,502
410,140	Intesa Sanpaolo SpA*	1,779,267
17,036	Iride SpA	32,276
189	Italmobiliare SpA*	8,681
18,900	Maire Tecnimont SpA	80,907
341,016	Mediaset SpA	2,245,398
1,259	Permasteelisa SpA*	24,323
20,950	Recordati SpA	141,477
8,404	Societa Iniziative Autostradali e Servizi SpA	64,232

	Total Italy	7,773,552

Japan — 13.5%
5,100	Aica Kogyo Co., Ltd.	52,906
1,400	Aichi Corp.*	7,390
8,000	Akita Bank Ltd. (The)	32,403
4,200	Arc Land Sakamoto Co., Ltd.	48,094
2,800	Arcs Co., Ltd.	42,801
52,900	Astellas Pharma Inc.	2,125,574
14,000	Bank of Saga Ltd. (The)	48,411
2,700	BML Inc.	72,859
150,700	Bridgestone Corp.	2,761,399
2,000	C Uyemura & Co., Ltd.	86,179
81,500	Canon Inc.	3,134,278
4,500	Cawachi Ltd.	96,951
10,000	Central Glass Co., Ltd.*	49,338
316	Central Japan Railway Co.	2,141,161
7,900	Century Leasing System Inc.	91,229
7,000	Chugoku Marine Paints Ltd.	44,339
3,700	Circle K Sunkus Co., Ltd.	60,305
120	CMIC Co., Ltd.	34,398
2,400	cocokara fine HOLDINGS Inc.	49,381
6,000	COMSYS Holdings Corp.	69,482
1,500	Cosmos Pharmaceutical Corp.	32,560
6,000	Daiichikosho Co., Ltd.	79,500
44,100	Daikin Industries Ltd.	1,558,203
40,000	Daito Trust Construction Co., Ltd.	1,913,175
522,000	Daiwa Securities Group Inc.	3,227,707
2,000	Doshisha Co., Ltd.	36,992
76	eAccess Ltd.	56,081
22,800	FamilyMart Co., Ltd.	707,358
26,130	Fanuc Ltd.	2,136,451
47	Fields Corp.	70,528

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Japan — 13.5% — (continued)

2,000	Fuji Seal International Inc.	$42,529
400	Funai Electric Co., Ltd.	15,986
63	Future Architect Inc.	26,570
60	Geo Corp.	62,049
13,000	Godo Steel Ltd.	31,929
1,990	Goldcrest Co., Ltd.	58,416
2,000	GROWELL HOLDINGS Co., Ltd.*	36,626
5,300	Heiwa Corp.	59,377
800	HIS Co., Ltd.	17,029
4,500	Hitachi Capital Corp.	64,861
179,700	Honda Motor Co., Ltd.	5,681,562
1,850	Honeys Co., Ltd.	14,209
5,200	Hosiden Corp.	76,798
9,000	Hyakujushi Bank Ltd. (The)	44,307
3,600	IBJ Leasing Co., Ltd.	51,850
1,900	Inaba Denki Sangyo Co., Ltd.	43,903
3,400	Ines Corp.	30,107
4,500	Information Services International-Dentsu Ltd.	28,067
228	INPEX Corp.	1,866,638
3,200	IT Holdings Corp.	45,365
649	Japan Tobacco Inc.	1,886,945
51,000	JGC Corp.	948,799
131,800	JTEKT Corp.	1,703,760
18,000	Juroku Bank Ltd. (The)	67,478
12,000	Kagoshima Bank Ltd. (The)	97,339
7,000	Kaken Pharmaceutical Co., Ltd.	64,096
932	KDDI Corp.	5,311,084
47,000	Kiyo Holdings Inc.	60,250
212,241	Komatsu Ltd.	3,836,480
96,500	Konica Minolta Holdings, Inc.	914,790
6,600	Kuroda Electric Co., Ltd.	92,854
3,000	Kyoei Steel Ltd.	71,744
3,000	Kyorin Co., Ltd.	51,093
1,100	Kyoritsu Maintenance Co., Ltd.	18,248
7,400	Kyowa Exeo Corp.	74,773
15	Macromill Inc.	20,602
5,000	Maeda Road Construction Co., Ltd.	44,059
1,200	Mars Engineering Corp.	38,781
677,000	Marubeni Corp.	3,376,613
6,000	Marudai Food Co., Ltd.	17,063
4,000	Matsumotokiyoshi Holdings Co., Ltd.	100,614
2,600	Meiko Electronics Co.	55,848
1,400	Milbon Co., Ltd.	38,156
3,700	Miraca Holdings Inc.	107,018
243,400	Mitsubishi Corp.	4,942,464
335,000	Mitsubishi Gas Chemical Co., Inc.	1,973,985
3,000	Mitsubishi Steel Manufacturing Co., Ltd.*	6,981
5,500	Mitsui High-Tec Inc.*	71,098
9,000	Mitsui Home Co., Ltd.	58,365
8,000	Mitsui Sugar Co., Ltd.	29,559
1,996,700	Mizuho Financial Group Inc.	4,904,099
3,400	Namura Shipbuilding Co., Ltd.	22,379
3,500	NEC Fielding Ltd.	54,783
2,400	NEC Networks & System Integration Corp.	33,015
32	NET One Systems Co., Ltd.	52,707
11,300	Nintendo Co., Ltd.	3,062,674
5,000	Nippo Corp.	43,359
2,000	Nippon Carbon Co., Ltd.	7,196

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Japan — 13.5% — (continued)

4,000	Nippon Densetsu Kogyo Co., Ltd.	$39,685
2,000	Nippon Signal Co., Ltd.	20,058
10,000	Nippon Soda Co., Ltd.	47,614
323,900	Nomura Holdings Inc.	2,871,590
900	NS Solutions Corp.	15,832
4,000	NSD CO LTD.	42,529
11	Okinawa Cellular Telephone Co.	21,863
200	Okinawa Electric Power Co., Inc. (The)	11,936
5,500	Orient Corp.*	6,043
1,800	Osaka Steel Co., Ltd.	32,227
17	Pacific Golf Group International Holdings KK	12,270
3,200	Pal Co., Ltd.	65,772
8,500	Park24 Co., Ltd.	86,071
1,470	Point Inc.	90,103
8	Premier Investment Corp., Class A Shares	33,782
4,000	Pronexus Inc.	29,818
3,400	Ricoh Leasing Co., Ltd.	73,985
4,000	Riso Kagaku Corp.	53,302
6,200	Round One Corp.	56,370
15,000	Sakai Chemical Industry Co., Ltd.	72,714
7,000	San-In Godo Bank Ltd. (The)	64,850
18,000	Sankyu Inc.	81,245
6,000	Sanyo Denki Co., Ltd.	26,888
7,000	SEC Carbon Ltd.	50,221
7,000	Seino Holdings Corp.	62,512
6,700	Seiren Co., Ltd.	43,594
445,000	Sekisui Chemical Co., Ltd.	2,847,463
5,000	Sekisui Jushi Corp.	44,274
5,000	Sekisui Plastics Co., Ltd.	20,090
1,000	Shimachu Co., Ltd.	23,645
20,600	Shimamura Co., Ltd.	1,848,519
30,400	Shin-Etsu Chemical Co., Ltd.	1,801,142
1,700	Shinko Plantech Co., Ltd.	16,445
100	SKY Perfect JSAT Holdings Inc.	40,558
2,000	Sohgo Security Services Co., Ltd.	25,057
1,318	Sony Financial Holdings Inc.	4,012,353
1,400	St Marc Holdings Co., Ltd.	45,169
37,500	Sumco Corp.	767,532
930	Sumitomo Real Estate Sales Co., Ltd.	40,173
75,000	Sumitomo Realty & Development Co., Ltd.	1,582,732
7,000	Sumitomo Seika Chemicals Co., Ltd.	30,238
3,000	Takasago Thermal Engineering Co., Ltd.	26,823
36,200	Takeda Pharmaceutical Co., Ltd.	1,462,351
51	T-Gaia Corp.	90,100
113,100	THK Co., Ltd.	2,124,813
3,300	Tocalo Co., Ltd.	58,513
2,250	Token Corp.	81,682
9,000	Tokyo Tekko Co., Ltd.	30,346
9	Top REIT Inc., Class A Shares	37,520
5,500	Toppan Forms Co., Ltd.	77,260
259	Tosei Corp.	93,746
77,300	Toyota Motor Corp.	3,322,493
48,000	Trend Micro Inc.	1,892,492
38,800	Unicharm Corp.	3,485,856
6,500	United Arrows Ltd.	55,526
172,300	Ushio Inc. (a)	3,183,179
5,100	Valor Co., Ltd.	46,863
3	Wacom Co., Ltd.	6,053

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Japan — 13.5% — (continued)

13,560	Yamada Denki Co., Ltd.	$926,106
8,600	Yamazen Corp.	34,834

	Total Japan	97,621,582

Liechtenstein — 0.0%
693	Liechtenstein Landesbank	43,468

Luxembourg — 0.4%
81,723	ArcelorMittal (a)	2,928,906
5,675	GAGFAH SA	51,316
82,660	Regus PLC	139,002

	Total Luxembourg	3,119,224

Mexico — 1.6%
53,580	America Movil SAB de CV, Class L Shares, ADR	2,419,137
309,480	Cemex SAB de CV, ADR (a)*	4,109,894
39,685	Fomento Economico Mexicano SAB de CV, ADR	1,443,740
47,262	Grupo Televisa SA, ADR	826,140
855,700	Wal-Mart de Mexico SA de CV, Class V Shares	3,028,862

	Total Mexico	11,827,773

Netherlands — 2.2%
624	Accell Group	30,093
80,565	ASML Holding NV	2,212,675
3,766	BinckBank N.V.	58,702
3,898	Brunel International	106,497
787	CSM NV	17,130
4,639	Koninklijke BAM Groep NV	48,746
2,476	Macintosh Retail Group NV	40,158
1,254	Mediq NV	19,853
1,571	Nutreco Holding NV	70,791
378,941	Reed Elsevier NV	4,018,832
159,172	SBM Offshore NV	3,312,663
1,337	Smit Internationale NV	97,236
4,357	SNS Reaal*	33,607
1,790	Ten Cate NV	37,883
478	TKH Group NV	7,478
80,781	TNT NV	1,995,413
139,629	Unilever NV	3,906,982
3,170	Unit 4 Agresso NV*	60,059
386	USG People NV*	6,252
2,794	Vastned Offices/Industrial NV	47,682
304	VastNed Retail NV	18,479

	Total Netherlands	16,147,211

New Zealand — 0.0%
59,663	Air New Zealand Ltd.	51,120
49,930	Goodman Property Trust (a)	33,540
10,504	Vector Ltd.	14,544

	Total New Zealand	99,204

Norway — 0.9%
17,500	EDB Business Partner ASA*	47,768
4,042	Fred Olsen Energy ASA	137,106
2,800	Leroy Seafood Group ASA	48,467
2,800	Norwegian Air Shuttle AS*	31,457
4,254	SpareBank 1 SMN	29,242
110,785	StatoilHydro ASA	2,417,349
55,794	Tandberg ASA	1,158,003

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Norway — 0.9% — (continued)

288,900	Telenor ASA*	$2,719,165
6,400	TGS Nopec Geophysical Co. ASA*	81,063
700	Wilh Wilhelmsen ASA, Class A Shares	15,029

	Total Norway	6,684,649

Panama — 0.1%
22,500	Copa Holdings SA, Class A Shares	939,825

Portugal — 0.0%
18,121	BANIF SA (a)	35,893

Singapore — 0.9%
86,000	Cambridge Industrial Trust*	25,652
1,047,000	CapitaLand Ltd.	2,694,484
89,000	Fortune Real Estate Investment Trust*	42,718
80,000	Hi-P International Ltd.	39,401
130,000	Ho Bee Investment Ltd.	118,133
9,000	Indofood Agri Resources Ltd.*	10,363
167,000	Jaya Holdings Ltd.	53,867
61,000	Lippo-Mapletree Indonesia Retail Trust*	20,311
23,000	MobileOne Ltd.	27,282
2,058,000	Raffles Education Corp., Ltd.	763,756
914,000	SembCorp. Industries Ltd.	2,035,197
85,000	Singapore Airlines Ltd.	758,255
62,050	Singapore Airport Terminal Services Ltd.	106,315
6,000	Straits Asia Resources Ltd.	8,782
5,000	Venture Corp., Ltd.	29,863

	Total Singapore	6,734,379

South Africa — 0.3%
135,039	MTN Group Ltd.	2,211,906

South Korea — 0.1%
8,449	Hyundai Motor Co.	716,762

Spain — 4.4%
397,806	Banco Bilbao Vizcaya Argentaria SA	7,074,330
1,813	Banco Pastor SA	15,886
333,429	Banco Santander Central Hispano SA	5,137,456
3,362	Corp Financiera Alba	182,596
238,877	Gamesa Corp. Tecnologica SA	5,235,475
286,109	Iberdrola Renovables SA*	1,314,087
709,000	Mapfre SA	2,920,591
1,896	Miquel y Costas & Miquel SA	40,085
18,226	Red Electrica Corporacion SA	855,425
352,511	Telefonica SA	8,899,820

	Total Spain	31,675,751

Sweden — 0.8%
1,230	AF AB, Class B Shares	25,028
109,905	Assa Abloy AB, Class B Shares	1,761,273
11,132	Boliden AB	114,235
8,126	Castellum AB	76,249
6,214	Fabege AB	34,242
63,846	Hennes & Mauritz AB, Class B Shares (a)	3,540,669
125	Hoganas AB, Class B Shares	2,047
1,227	Industrial & Financial Systems, Class B Shares	10,780
6,381	KappAhl Holding AB	37,315
15,377	Klovern AB	47,988
8,577	NCC AB, Class B Shares	105,499

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
Sweden — 0.8% — (continued)

6,663	Nolato AB, Class B Shares	$47,535
2,019	Peab AB	11,835
25,871	Tricorona AB	30,185

	Total Sweden	5,844,880

Switzerland — 8.9%
87,403	ABB Ltd.*	1,680,254
22,715	Actelion Ltd.*	1,313,043
1,143	Baloise Holding AG	103,703
47	Banque Cantonale Vaudoise	17,519
181,528	Credit Suisse Group	9,265,313
11,402	Ferrexpo PLC	28,993
171	Financiere Tradition	22,730
179	Galenica AG	57,493
171	Helvetia Holding AG	54,843
98,932	Julius Baer Holding AG	5,040,197
865	Kardex AG*	25,574
52	Kuoni Reisen Holding AG	17,243
83,000	Logitech International SA*	1,532,791
34,491	Lonza Group, Registered Shares	3,393,627
253,851	Nestle SA	10,562,315
127,795	Novartis AG	5,933,944
69,018	Roche Holding AG	10,989,336
852	Schweizerische National-Versicherungs-Gesellschaft AG*	23,779
13,533	Syngenta AG	3,188,001
68,376	Transocean Ltd.	5,185,636
2,206	Valartis Group AG	77,012
15	Vetropack Holding AG	26,112
363	Walter Meier AG	27,131
32	Zehnder Group AG	36,026
26,747	Zurich Financial Services AG	5,888,389

	Total Switzerland	64,491,004

Taiwan — 1.1%
102,204	MediaTek Inc.	1,483,782
628,954	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	6,729,807

	Total Taiwan	8,213,589

Turkey — 0.2%
269,090	Turkcell Iletisim Hizmet AS	1,749,435

United Kingdom — 16.7%
1,200	Acergy SA	12,083
149,408	Admiral Group PLC	2,605,067
11,120	Aero Inventory PLC	51,147
171,543	Aggreko PLC	1,857,840
16,768	Amlin PLC	100,974
69,422	Anite PLC	42,178
761,600	Arm Holdings PLC	1,626,050
3,456	Arriva PLC	26,685
11,469	Ashtead Group PLC	15,246
131,014	AstraZeneca PLC	6,068,806
48,685	Autonomy Corp. PLC*	1,033,094
314,160	Aviva PLC	2,081,412
464,406	BAE Systems PLC	2,364,819
266,400	Barclays PLC*	1,652,231
8,212	BBA Aviation PLC	20,681
19,207	Beazley PLC	35,212

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
United Kingdom — 16.7% — (continued)

254,806	BG Group PLC	$4,226,665
75,664	BHP Billiton PLC	2,009,144
673,228	BP PLC	5,841,724
11,139	Brit Insurance Holdings PLC	39,498
86,942	British American Tobacco PLC	2,657,458
303,777	British Sky Broadcasting Group PLC	2,705,296
273,742	Bunzl PLC	2,623,110
87,402	Cairn Energy PLC*	3,573,905
14,257	Capital & Regional PLC	9,360
2,810	Care UK PLC	12,512
16,203	Carillion PLC	78,121
165,089	Carnival PLC	5,121,485
11,318	Charter International PLC	113,623
2,548	Clarkson PLC	30,130
8,187	Close Bros. Group PLC	102,087
20,449	Computacenter PLC	89,053
2,054	Consort Medical PLC	12,999
16,200	Daily Mail & General Trust	102,918
13,537	Dairy Crest Group PLC	67,630
2,447	Dana Petroleum PLC*	56,196
49,976	Debenhams PLC	64,803
30,770	Delta PLC	80,174
6,625	Devro PLC	13,156
2,509	Drax Group PLC	19,623
14,838	E2V Technologies PLC	13,916
25,315	Game Group PLC	67,716
152,209	GlaxoSmithKline PLC	2,986,574
12,191	Halfords Group PLC	67,109
5,119	Hargreaves Services PLC	49,094
11,699	Healthcare Locums PLC	43,125
22,763	HMV Group PLC	43,625
5,496	Hogg Robinson Group PLC	2,488
7,816	Holidaybreak PLC	36,588
922,764	HSBC Holdings PLC	10,115,603
4,023	IG Group Holdings PLC	23,078
12,631	Informa PLC	58,591
1,563	Inmarsat PLC	13,282
15,542	Interserve PLC	60,713
27,118	JKX Oil & Gas PLC	107,967
83,849	Johnston Press PLC*	51,970
29,967	Just Retirement PLC	34,214
66,998	Kcom Group PLC	30,598
709,500	Kingfisher PLC	2,449,856
15,894	Lavendon Group PLC	44,071
5,558	Mapeley Ltd. (b) (c)*	91
228,300	Marks & Spencer Group PLC	1,265,309
21,427	Mcbride PLC	50,605
17,772	Meggitt PLC	62,061
10,335	Melrose Resources PLC	57,313
11,603	Menzies (John) PLC	63,636
13,538	Misys PLC*	40,961
4,163	Mondi PLC	19,936
8,192	Morgan Sindall PLC	93,865
286,196	National Express Group PLC	1,859,731
46,020	Northern Foods PLC	48,039
9,669	Northumbrian Water Group PLC	37,361
71,719	Pearson PLC	879,669
2,877	Peter Hambro Mining PLC*	36,203

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.0% — (continued)
United Kingdom — 16.7% — (continued)

182,261	Petrofac Ltd.	$2,611,577
9,737	Phoenix IT Group Ltd.	37,838
420,400	Prudential PLC	3,682,174
24,204	PV Crystalox Solar PLC	29,608
116,337	Reckitt Benckiser Group PLC	5,413,608
567,004	Rexam PLC	2,473,872
89,822	Rio Tinto PLC	3,535,878
423,994	Rolls-Royce Group PLC*	3,130,671
89,600	Sabmiller PLC	2,083,986
561,772	Sage Group PLC	2,022,226
85,561	Senior PLC	77,802
17,233	Severfield-Rowen PLC	52,000
187,835	Smith & Nephew PLC	1,605,370
3,799	Southern Cross Healthcare Ltd.*	7,838
10,243	Spectris PLC	116,948
9,682	Spirent Communications PLC	13,060
8,539	SSL International PLC	77,716
12,748	St. Ives PLC	10,812
236,060	Standard Chartered PLC	5,374,958
825,723	Tesco PLC	5,062,604
31,275	Travis Perkins PLC	411,659
68,870	Trinity Mirror PLC	154,454
13,406	TT Electronics PLC	12,956
4,009	Umeco PLC	15,399
22,660	UTV Media PLC	26,611
5,722,619	Vodafone Group PLC	12,395,389
103,708	Wellstream Holdings PLC	829,864
13,941	WH Smith PLC	100,299
11,995	William Hill PLC	36,292
15,400	Willis Group Holdings Ltd.	397,166
8,904	WSP Group PLC	41,826
53,270	Yell Group PLC (a)*	39,968

	Total United Kingdom	121,941,582

United States — 0.6%
61,293	NII Holdings Inc. (a)*	1,453,257
38,701	Schlumberger Ltd.	2,174,996
4,300	Synthes Inc.	504,040

	Total United States	4,132,293

	TOTAL COMMON STOCKS (Cost — $654,123,054)	702,997,594

RIGHTS — 0.0%
Australia — 0.0%
198	Bank of Queensland (b)*	0

Greece — 0.0%
43,966	Alapis Holding Industrial and Commercial SA (b)*	0

United Kingdom — 0.0%
28,514	Capital & Regional PLC (b)*	7,558

	TOTAL RIGHTS (Cost — $31,896)	7,558

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares		Security	Value

WARRANTS — 0.5%
Luxembourg — 0.5%
479,168		Shriram Transport Finance Co., Ltd., expires 1/18/13 (d)* (Cost $4,413,675)	$3,545,843

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $658,568,625)	706,550,995

Face
Amount

SHORT-TERM INVESTMENTS (e) — 7.5%
MONEY MARKET FUNDS — 5.2%
9,289,712		CGCM Money Market Investments (f)	9,289,712
28,657,581		The AIM STIT — Liquid Assets Portfolio (f)	28,657,581

		TOTAL MONEY MARKET FUNDS (Cost — $37,947,293)	37,947,293

TIME DEPOSITS — 2.3%
		BBH — Grand Cayman:
85	SGD	0.005% due 9/1/09	59
612,963	JPY	0.010% due 9/1/09	6,603
240	SEK	0.010% due 9/1/09	34
1,315	HKD	0.010% due 9/1/09	170
6,247	EUR	0.059% due 9/1/09	8,967
1,010	GBP	0.081% due 9/1/09	1,647
54	AUD	2.167% due 9/1/09	45
16,291,885		Wells Fargo — Grand Cayman, 0.030% due 9/1/09	16,291,885

		TOTAL TIME DEPOSITS (Cost — $16,309,410)	16,309,410

		TOTAL SHORT-TERM INVESTMENTS (Cost — $54,256,703)	54,256,703

		TOTAL INVESTMENTS — 105.0% (Cost — $712,825,328 #)	760,807,698

		Liabilities in Excess of Other Assets — (5.0)%	(36,285,863)

		TOTAL NET ASSETS — 100.0%	$724,521,835

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Illiquid security.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guide lines approved by the Board of Trustees, unless otherwise noted.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.3%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $762,085,192.
Abbreviation used in this schedule:

ADR	—	American Depositary Receipts
AUD	—	Australian Dollar
EUR	—	Euro Dollar
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Summary of Investments by Security Sectorˆ

Financials	22.5%
Industrials	11.9
Energy	9.3
Consumer Discretionary	9.1
Health Care	9.1
Consumer Staples	8.3
Materials	7.0
Information Technology	6.5
Telecommunication Services	6.1
Utilities	3.1
Short-Term Investments	7.1

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5%
Argentina — 0.0%
20,243	Banco Patagonia SA (a)*	$232,566

Bermuda — 0.3%
32,807	Credicorp Ltd.	2,343,076

Brazil — 14.3%
102,100	AES Tiete SA	1,105,347
197,739	Banco Bradesco SA, ADR	3,205,349
603,765	Banco do Brasil SA	8,439,934
79,000	Banco do Estado do Rio Grande do Sul	440,718
550,931	Banco Itau Holding Financeira SA	9,414,755
128,800	BM&F BOVESPA SA	799,752
52,995	Brasil Telecom Participacoes SA, ADR	2,307,402
56,269	BRF — Brasil Foods SA*	1,262,850
10,100	BRF — Brasil Foods SA, ADR*	446,218
10,300	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class A Shares, ADR (b)	502,331
57,432	Cia de Bebidas das Americas, ADR	4,282,704
19,700	Cia de Transmissao de Energia Eletrica Paulista	504,553
163,355	Cia Energetica de Minas Gerais	2,422,305
47,400	Cia Paranaense de Energia, ADR (b)	730,434
337,039	Cia Vale do Rio Doce	6,606,065
726,300	Companhia Brasileira de Meios de Pagamento*	6,380,449
39,800	Companhia Energetica de Minas Gerais, ADR	581,478
240,000	Compania de Concessoes Rodoviarias	3,982,046
34,300	Compania Siderurgica Nacional SA, ADR (b)	894,887
69,100	Eletropaulo Metropolitana de Sao Paulo SA, Class B Shares	1,291,240
45,500	Fertilizantes Fosfatados SA*	429,131
28,300	Gerdau SA, ADR	332,525
21,700	Global Village Telecom Holding SA*	389,612
13,100	MRV Engenharia e Participacoes SA	238,984
130,500	Natura Cosmeticos SA	2,126,186
37,200	NET Servicos de Comunicacao SA*	394,184
84,112	Petroleo Brasileiro SA, ADR	3,334,200
413,118	Petroleo Brasileiro SA, Class A Shares, ADR	13,715,517
413,974	Redecard SA	5,707,240
118,900	Souza Cruz SA	3,801,954
90,100	Suzano Papel e Celulose SA*	856,995
61,417	Tractebel Energia SA	654,734
285,977	Vale SA, ADR	5,493,618
92,434	Vivo Participacoes SA, ADR	2,103,798

	Total Brazil	95,179,495

Chile — 0.4%
2,200	Banco Santander Chile, ADR	112,574
3,300	Cia Cervecerias Unidas SA, ADR	107,823
469,091	Colbun SA	105,689
9,300	Lan Airlines SA, ADR	110,205
510,958	SACI Falabella	2,110,006
3,200	Sociedad Quimica y Minera de Chile SA, ADR	111,456

	Total Chile	2,657,753

China — 10.0%
165,074	Anhui Conch Cement, Class H Shares (b)	1,052,166
9,871	Baidu.com Inc., ADR (b)*	3,258,022
5,202,000	Bank of China Ltd., Class H Shares	2,530,407
32,500	BBMG Corp., Class H Shares*	34,805
463,000	China Citic Bank, Class H Shares	280,177
391,000	China Coal Energy Co., Class H Shares	497,935
446,500	China Communications Construction Co., Ltd., Class H Shares	512,156

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)
China — 10.0% — (continued)

324,000	China Communications Services Corp., Ltd., Class H Shares	$181,432
9,653,000	China Construction Bank Corp., Class H Shares	7,273,673
181,000	China High Speed Transmission Equipment Group Co., Ltd.	390,475
2,548,000	China Life Insurance Co., Ltd., Class H Shares	10,733,992
1,480,000	China National Building Material Co., Ltd., Class H Shares	3,116,453
184,000	China National Materials Co., Ltd., Class H Shares*	152,416
5,634,000	China Petroleum & Chemical Corp., Class H Shares	4,703,268
1,461,487	China Railway Construction Corp., Class H Shares*	2,145,932
188,100	China Shenhua Energy Co., Ltd., Class H Shares	762,074
296,000	China Shipping Development Co., Ltd., Class H Shares	370,461
624,000	China Telecom Corp., Ltd., Class H Shares	320,440
4,178,000	China Zhongwang Holdings Ltd. (b)*	4,560,553
243	Country Garden Holdings Co., Ltd.	100
226,000	Dongfeng Motor Group Co., Ltd., Class H Shares	234,738
11,849,000	Industrials & Commercial Bank of China Ltd., Class H Shares	8,087,532
1,871,000	Jiangsu Expressway Co., Ltd., Class H Shares	1,472,592
108,000	Jiangxi Copper Co., Ltd., Class H Shares (b)	225,187
34,700	Netease.com, ADR*	1,457,053
6,900	New Oriental Education & Technology Group Inc., ADR (b)*	487,485
299,000	Parkson Retail Group Ltd., Class H Shares (b)	441,343
3,010,500	PetroChina Co., Ltd., Class H Shares	3,340,533
103,000	Ping An Insurance Group Co. of China Ltd., Class H Shares	770,804
3,074,900	Soho China Ltd.	1,634,583
124,800	Tencent Holdings Ltd.	1,861,449
216,000	Want Want China Holdings Ltd.	114,545
60,000	Weichai Power Co., Ltd., Class H Shares	267,472
158,000	Xinao Gas Holdings Ltd.	251,973
264,000	Yanzhou Coal Mining Co., Ltd., Class H Shares	376,737
2,476,000	Zhejiang Expressway Co., Ltd., Class H Shares	2,360,879
720,500	Zijin Mining Group Co., Ltd., Class H Shares	605,193

	Total China	66,867,035

Colombia — 0.3%
17,800	BanColombia SA, ADR	632,612
727,648	Ecopetrol SA	947,488
12,949	Suramericana de Inversiones SA	140,930

	Total Colombia	1,721,030

Czech Republic — 0.3%
24,736	CEZ AS	1,294,808
1,131	Komercni Banka AS	216,267
14,125	Telefonica O2 Czech Republic AS	392,793

	Total Czech Republic	1,903,868

Egypt — 1.4%
201,600	Commercial International Bank	1,973,324
53,200	Eastern Tobacco	1,298,958
42,208	Egyptian Co. for Mobile Services	1,653,191
20,388	Egyptian Financial Group-Hermes Holding	103,655
11,328	El Ezz Steel Co.	30,334
6,416	El Sewedy Cables Holding Co.	93,274
94,296	Orascom Construction Industries	3,966,677
69,630	Talaat Moustafa Group*	79,242
86,302	Telecom Egypt	288,870

	Total Egypt	9,487,525

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)

Hong Kong — 4.6%
246,000	Agile Property Holdings Ltd.	$277,412
97,500	Beijing Enterprises Holdings Ltd.	483,704
162,000	China Everbright Ltd.	382,512
1,298,000	China Mobile Ltd.	12,627,714
1,507,923	China Overseas Land & Investment Ltd.	3,039,057
1,879,600	China Resources Power Holdings Co.	4,544,789
5,038,805	CNOOC Ltd.	6,579,407
967,600	GOME Electrical Appliances Holdings Ltd.*	258,431
112,000	Hengan International Group Co., Ltd.	621,391
221,294	Huabao International Holdings Ltd.	230,135
93,000	Shanghai Industrial Holdings Ltd.	446,980
7,899,000	Shougang Concord International Enterprises Co., Ltd.	1,426,852

	Total Hong Kong	30,918,384

Hungary — 0.5%
175,745	Magyar Telekom Telecommunications PLC	712,843
14,707	MOL Hungarian Oil and Gas Nyrt*	1,155,833
28,152	OTP Bank PLC*	727,595
4,279	Richter Gedeon Nyrt	858,779

	Total Hungary	3,455,050

India — 3.3%
82,579	Dr Reddys Laboratories Ltd., ADR (b)	1,331,173
17,555	HDFC Bank Ltd., ADR (b)	1,729,343
146,956	ICICI Bank Ltd., ADR	4,485,097
136,462	Infosys Technologies Ltd., ADR (b)	5,899,253
44,326	Reliance Industries Ltd., London Shares, GDR (c)*	3,767,710
38,138	Reliance Industries Ltd., Luxembourg Shares, GDR (c)*	3,241,730
985	State Bank of India Ltd., GDR	70,323
5,966	State Bank of India Ltd., London Shares, GDR	441,484
35,029	Tata Communications Ltd., ADR (b)	714,241
29,875	Wipro Ltd., ADR (b)	470,531

	Total India	22,150,885

Indonesia — 2.6%
1,025,500	Indofood Sukses Makmur Tbk PT	254,340
257,000	Indosat Tbk PT	133,854
244,000	International Nickel Indonesia Tbk PT*	102,272
2,301,000	Perusahaan Gas Negara PT	793,251
1,614,000	PT Aneka Tambang Tbk	364,271
466,675	PT Astra International Tbk	1,395,858
2,208,500	PT Bank Central Asia Tbk	931,163
7,781,900	PT Bank Mandiri Persero Tbk	3,165,257
1,302,000	PT Bank Rakyat Indonesia	981,667
1,740,000	PT Bumi Resources Tbk	500,595
1,673,496	PT Telekomunikasi Indonesia Tbk	1,394,580
1,604,500	PT United Tractors Tbk	2,148,884
1,003,000	Tambang Batubara Bukit Asam Tbk PT	1,293,552
114,600	Telekomunikasi Indonesia Tbk PT, ADR	3,727,938
215,000	Unilever Indonesia Tbk PT	215,427

	Total Indonesia	17,402,909

Israel — 2.4%
211,456	Bank Hapoalim BM*	679,780
62,128	Bank Leumi Le-Israel BM*	212,659
154,324	Bezeq Israeli Telecommunication Corp., Ltd.	322,881
20,100	Cellcom Israel Ltd.	568,830
16,200	Check Point Software Technologies*	451,494

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)
Israel — 2.4% — (continued)

117,632	Delek Automotive Systems Ltd.	$1,324,174
1,376	Delek Group Ltd.	229,406
2,577	Discount Investment Corp.	59,818
602	Elbit Systems Ltd.	39,166
364,327	Israel Chemicals Ltd.	4,065,678
208	Israel Corp. Ltd. (The)	124,416
40,804	Mizrahi Tefahot Bank Ltd.*	310,411
3,453	Partner Communications Co., Ltd.	65,639
155,013	Teva Pharmaceutical Industries Ltd., ADR (b)	7,983,169

	Total Israel	16,437,521

Luxembourg — 0.3%
38,900	Oriflame Cosmetics SA	1,892,039

Malaysia — 0.7%
294,325	Axiata Group Berhad	263,275
58,000	British American Tobacco Malaysia Bhd	755,985
134,900	Bumiputra-Commerce Holdings Bhd	381,160
194,600	Gamuda Bhd	169,650
134,400	Genting Bhd	254,946
126,800	IJM Corp. Bhd	215,324
37,500	Kuala Lumpur Kepong Bhd	141,630
204,530	Malayan Banking Bhd	378,103
353,900	PLUS Expressways Bhd	339,680
2,751	Public Bank Bhd	7,773
76,600	Public Bank Bhd, Registered Shares	216,433
150,700	Sime Darby Bhd	353,053
9	SP Setia Bhd	11
1,456,668	Telekom Malaysia Bhd	1,290,588
98,800	Tenaga Nasional Bhd	225,011

	Total Malaysia	4,992,622

Mexico — 5.0%
27,200	Alfa SAB de CV, Class A Shares	118,996
304,892	America Movil SAB de CV, Class L Shares, ADR	13,765,875
316,931	Corporacion GEO SA de CV*	749,701
60,750	Desarrolladora Homex SA de CV, ADR (b)*	2,159,055
152,081	Fomento Economico Mexicano SAB de CV, ADR	5,532,707
114,100	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	298,220
55,500	Grupo Financiero Banorte SA de CV, Class O Shares	163,909
64,100	Grupo Financiero Inbursa SA, Class O Shares	172,198
1,332,525	Grupo Mexico SAB de CV, Class B Shares*	1,918,229
54,000	Grupo Modelo SAB de CV*	197,335
418,106	Grupo Televisa SA	1,466,148
240,800	Grupo Televisa SA, ADR	4,209,184
357,900	Kimberly-Clark de Mexico SAB de CV, Class A Shares	1,543,492
273,297	Wal-Mart de Mexico SA de CV, Class V Shares	967,370

	Total Mexico	33,262,419

Nigeria — 0.0%
44,445	Guaranty Trust Bank, GDR (c)	200,051

Pakistan — 0.2%
576,800	Pakistan Petroleum Ltd.	1,481,114

Peru — 0.0%
5,000	Cia de Minas Buenaventura SA, ADR	126,350

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)

Philippines — 1.3%
45,590	Ayala Corp.	$287,273
1,082,000	Ayala Land Inc.	238,350
320,600	Bank of the Philippine Islands	295,635
2,170,000	Energy Development Corp.	200,102
64,800	Jollibee Foods Corp.	68,385
29,208	Philippine Long Distance Telephone Co.	1,508,282
111,700	Philippine Long Distance Telephone Co., ADR	5,746,966
30,520	SM Investments Corp.	207,949
408,000	SM Prime Holdings Inc.	87,787

	Total Philippines	8,640,729

Poland — 0.2%
197,433	Telekomunikacja Polska SA	1,113,546

Russia — 7.3%
31,449	Comstar United Telesystems OJSC, GDR*	155,673
27,994,475	Federal Grid Co. Unified Energy System JSC*	235,154
7,450,587	Federal Hydrogenerating Co.*	258,535
36,407	Gazpromneft JSC	134,160
12,115	Gazpromneft OAO, ADR	198,080
9,618	LUKOIL	476,572
235,180	LUKOIL, ADR	11,900,107
35,340	LUKOIL, London Shares, ADR	1,740,495
145,251	MMC Norilsk Nickel, ADR*	1,554,186
3,967	MMC Norilsk Nickel, London Shares, ADR*	44,034
221,723	Mobile Telesystems OJSC, ADR	9,618,343
12,557	Novolipetsk Steel OJSC, GDR	301,368
14,065	OAO Gazprom, ADR	298,178
434,267	OAO Gazprom, London Shares, ADR	8,798,249
4,944	OAO NovaTek, GDR	163,152
8,950	Polymetal, GDR*	71,153
4,124	Polymetal, London Shares, GDR*	32,786
5,117	Polyus Gold Co.	209,797
123,738	Rosneft Oil Co.	769,527
385,443	Rosneft Oil Co., GDR	2,486,107
1,887,725	Sberbank RF	2,799,496
10,718	Severstal, GDR	79,635
25,504	Sistema JSFC, GDR*	408,064
345,031	Surgutneftegaz	282,925
19,572	Tatneft, ADR	489,300
1,499,900	TNK-BP Holding	2,039,114
80,594	Uralkali, GDR*	1,539,345
89,948	Vimpel-Communications, ADR*	1,388,797
89,980,379	VTB Bank OJSC	121,474
3,979	Wimm-Bill-Dann Foods OJSC	133,098
1,200	Wimm-Bill-Dann Foods OJSC, ADR (b)*	75,972

	Total Russia	48,802,876

Singapore — 0.2%
159,129	DBS Group Holdings Ltd.	1,395,249

South Africa — 9.5%
115,413	ABSA Group Ltd.	1,879,316
10,033	African Rainbow Minerals Ltd.	207,517
4,977	Anglo Platinum Ltd.*	441,178
49,757	AngloGold Ashanti Ltd.	1,905,200
19,500	AngloGold Ashanti Ltd., ADR	749,190
70,091	Aspen Pharmacare Holdings Ltd.*	526,763
38,010	Aveng Ltd.	201,183

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)
South Africa — 9.5% — (continued)

14,347	Bidvest Group Ltd.	$208,275
1	Discovery Holdings Ltd.	4
188,688	FirstRand Ltd.	384,939
57,727	Foschini Ltd.	452,309
200,778	Gold Fields Ltd.	2,443,435
74,112	Impala Platinum Holdings Ltd.	1,730,930
24,423	Investec Ltd.	183,016
112,515	Kumba Iron Ore Ltd.	3,635,200
200,385	Massmart Holdings Ltd.	1,995,097
21,161	Mittal Steel South Africa Ltd.	317,524
228,068	MTN Group Ltd.	3,735,698
563,646	Murray & Roberts Holdings Ltd.	3,982,596
76,920	Naspers Ltd., Class N Shares*	2,514,920
334,420	Nedbank Group Ltd.	4,952,286
569,100	Pretoria Portland Cement Co., Ltd.	2,349,073
33,754	Remgro Ltd.	372,924
2,050,073	Sanlam Ltd.	5,399,087
133,028	Sasol Ltd.	5,007,520
196,936	Shoprite Holdings Ltd.	1,467,153
668,940	Standard Bank Group Ltd.	8,636,752
128,845	Telkom SA Ltd.	718,546
150,723	Tiger Brands Ltd.	3,010,200
653,272	Truworths International Ltd.	3,302,448
156,909	Vodacom Group Ltd.*	1,161,094

	Total South Africa	63,871,373

South Korea — 12.5%
2,813	Amorepacific Corp.	1,638,947
15,220	Daegu Bank	177,232
5,723	Daelim Industrials Co.	330,235
6,810	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	109,004
10,730	Dongbu Insurance Co., Ltd.	326,323
10,314	Hana Financial Group Inc.	270,335
7,156	Hanjin Heavy Industries & Construction Co., Ltd.	158,068
4,430	Hanwha Corp.	155,289
12,914	Hite Brewery Co., Ltd.	1,689,827
2,690	Hyosung Corp.	194,403
7,784	Hyundai Department Store Co., Ltd.	595,559
5,145	Hyundai Development Co.	187,765
3,053	Hyundai Heavy Industries	465,463
10,827	Hyundai Mobis	1,148,121
19,235	Hyundai Motor Co.	1,631,781
7,970	Hyundai Steel Co.	505,819
115,647	KB Financial Group Inc.*	4,766,563
3,700	Korea Gas Corp.	148,355
722	Korea Zinc Co., Ltd.	78,874
109,790	KT&G Corp.	5,913,459
8,192	LG Chem Ltd.	1,235,848
11,319	LG Corp.	689,376
17,100	LG Dacom Corp.	251,813
7,070	LG Display Co., Ltd.	208,790
8,987	LG Electronics Inc.	1,028,524
2,482	LG Household & Health Care Ltd.	430,054
46,330	LG Telekom Ltd.	289,215
912	Lotte Shopping Co., Ltd.	207,654
43,987	NHN Corp.*	5,984,626
20,066	POSCO	7,411,331
12,723	S1 Corp.	513,197

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)
South Korea — 12.5% — (continued)

4,820	Samsung Card Co.	$196,735
33,717	Samsung Electronics Co., Ltd.	20,804,967
2,866	Samsung Engineering Co., Ltd.	186,250
11,551	Samsung Fire & Marine Insurance Co., Ltd.	2,070,768
20,210	Samsung Heavy Industries Co., Ltd.	474,721
3,576	Samsung SDI Co., Ltd.	423,568
4,037	Samsung Techwin Co., Ltd.	251,363
405,602	Shinhan Financial Group Co., Ltd.*	13,309,068
3,914	Shinsegae Co., Ltd.	1,622,611
2,898	SK Corp.	243,529
5,150	SK Energy Co., Ltd.	414,226
16,594	SK Telecom Co., Ltd.	2,324,090
109,004	Woongjin Coway Co., Ltd.	3,014,076
1,051	Yuhan Corp.	162,760

	Total South Korea	84,240,582

Taiwan — 7.9%
331,954	Acer Inc.	756,159
390,439	Advanced Semiconductor Engineering Inc.	278,673
405,800	Advanced Semiconductor Engineering Inc., ADR	1,420,300
387,518	Asia Cement Corp.	413,117
296,632	Asustek Computer Inc.	472,089
1,736,259	AU Optronics Corp.	1,750,761
385,704	Cathay Financial Holding Co., Ltd.*	539,458
604,611	China Steel Corp.	549,062
3,137,000	Chinatrust Financial Holding Co., Ltd.	1,743,572
1,357,589	Chunghwa Telecom Co., Ltd.	2,325,528
432,079	Compal Electronics Inc.	435,688
1,791,000	Evergreen Marine Corp. Taiwan Ltd.*	1,082,487
211,071	Far Eastern Department Stores Co., Ltd.	183,986
574,613	Far Eastern Textile Co., Ltd.	572,431
135,178	Formosa Chemicals & Fibre Corp.	236,895
64,890	Formosa Petrochemical Corp.	154,120
527,830	Formosa Plastics Corp.	949,052
69,000	Formosa Taffeta Co., Ltd.	43,380
3,684,000	Fubon Financial Holding Co., Ltd.*	3,440,638
58,006	High Tech Computer Corp.	583,143
3,379,640	HON HAI Precision Industry Co., Ltd.	11,393,776
343,800	HON HAI Precision Industry Co., Ltd., GDR	2,234,700
63,302	HON HAI Precision Industry Co., Ltd., London Shares, GDR	430,454
57,540	HTC Corp., GDR	2,314,431
95,975	Hua Nan Financial Holdings Co., Ltd.	52,178
137,445	InnoLux Display Corp.	153,830
88,448	MediaTek Inc.	1,284,074
733,000	Mega Financial Holding Co., Ltd.	365,109
250,937	Micro-Star International Co., Ltd.	155,859
138	Pacific Electric Wire & Cable Co., Ltd. (d)*	0
291,500	Pou Chen Corp.	180,610
240,893	Powertech Technology Inc.	657,746
6,603,125	Shin Kong Financial Holding Co., Ltd.	2,266,221
19	Shin Kong Financial Holding Co., Ltd., GDR (c)*	158
406,220	Siliconware Precision Industries Co.	508,315
63,787	Silitech Technology Corp.	147,432
504,150	Taiwan Cooperative Bank	277,914
106,000	Taiwan Fertilizer Co., Ltd.	307,134
183,098	Taiwan Mobile Co., Ltd.	287,507
3,702,677	Taiwan Semiconductor Manufacturing Co., Ltd.	6,657,509
280,494	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,001,286

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 91.5% — (continued)
Taiwan — 7.9% — (continued)

178,100	Tripod Technology Corp.	$395,958
85,000	U-Ming Marine Transport Corp.	137,601
251,604	Uni-President Enterprises Corp.	260,583
1,550,002	United Microelectronics Corp.*	635,536
333,050	Wistron Corp.	645,363
1,087,315	Yuanta Financial Holding Co., Ltd.	672,038

	Total Taiwan	53,353,861

Thailand — 1.2%
54,850	Advanced Info Service PCL	139,060
67,600	Advanced Info Service PCL, NVDR	171,384
14,300	Bangkok Bank Public Co., Ltd.	46,448
141,300	Bangkok Bank Public Co., Ltd., NVDR	456,878
17,800	Banpu PCL	208,765
145,100	Banpu Public Co., Ltd.	1,701,790
51,400	CP ALL PCL	25,534
396,200	CP ALL PCL, NVDR	196,819
72,800	Glow Energy PCL	65,802
809,200	Kasikornbank PCL	1,795,844
206,500	Kasikornbank Public Co., Ltd., NVDR	440,072
535,400	Krung Thai Bank Public Co., Ltd.	136,132
809,800	Land and Houses PCL	142,822
434,500	PTT Aromatics & Refining PCL	277,150
102,700	PTT Exploration & Production PCL	418,105
59,100	PTT PCL	423,880
44,800	PTT PCL, NVDR	321,317
26,200	Ratchaburi Electricity Generating Holding PCL	29,073
47,500	Siam Cement PCL	270,870
136,300	Siam Commercial Bank PCL	308,498
232,300	Thai Oil PCL	276,548
2,532,100	TMB Bank PCL*	78,896

	Total Thailand	7,931,687

Turkey — 4.8%
755,477	Akbank TAS	4,332,268
14,312	Aksigorta AS	48,671
367	Aktas Electric Ticaret AS (d)*	0
40,180	Anadolu Efes Biracilik Ve Malt Sanayii AS	439,389
4,647	Arcelik	13,324
7,991	BIM Birlesik Magazalar AS	298,390
99,387	Dogan Sirketler Grubu Holding AS	93,442
54,713	Enka Insaat ve Sanayi AS	220,720
67,009	Eregli Demir Ve Celik Fabrikalari TAS*	265,856
160,395	Haci Omer Sabanci Holding AS	620,318
768,337	KOC Holding AS	2,039,062
26,987	Tupras — Turkiye Petrol Rafinerileri AS	404,886
119,787	Turk Telekomunikasyon AS*	365,823
1,165,260	Turkcell Iletisim Hizmet AS	7,575,706
1,748,108	Turkiye Garanti Bankasi AS*	6,469,293
85,782	Turkiye Halk Bankasi AS	463,315
1,894,139	Turkiye Is Bankasi, Class C Shares	7,514,921
213,793	Turkiye Vakiflar Bankasi Tao, Class D Shares*	473,290
146,311	Yapi ve Kredi Bankasi AS*	308,290

	Total Turkey	31,946,964

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares		Security	Value

COMMON STOCKS — 91.5% — (continued)

United States — 0.0%
5,600		Southern Copper Corp.	$158,256

		TOTAL COMMON STOCKS (Cost — $478,994,093)	614,166,815

PREFERRED STOCKS — 1.4%
Brazil — 1.1%
39,200		Cia Energetica de Sao Paulo*	422,918
182,600		Investimentos Itau SA, 0.580%	944,516
12,600		Petroleo Brasileiro SA, 1.060%	211,279
16,100		Ultrapar Participacoes SA, 2.540%	593,104
239,600		Usinas Siderurgicas de Minas Gerais SA, 1.090%, Class A Shares	5,671,839

		Total Brazil	7,843,656

Russia — 0.1%
1,480,489		Surgutneftegaz, 10.880%	510,769

South Korea — 0.2%
1,780		LG Electronics Inc., 0.710%	83,052
3,084		Samsung Electronics Co., Ltd., 1.190%	1,213,114

		Total South Korea	1,296,166

		TOTAL PREFERRED STOCKS (Cost — $7,448,534)	9,650,591

EXCHANGE TRADED SECURITIES — 0.9%
United States — 0.9%
13,567		iPath MSCI India Index ETN (b)*	717,559
129,116		iShares MSCI Malaysia Index Fund (b)	1,249,843
60,550		iShares MSCI Emerging Markets Index Fund	2,138,020
57,150		Vanguard Emerging Markets ETF	2,002,536

		TOTAL EXCHANGE TRADED SECURITIES (Cost — $5,847,514)	6,107,958

RIGHTS — 0.0%
Chile — 0.0%
4,039		SACI Falabella (Cost $0)*	1,390

WARRANTS — 0.0%
Malaysia — 0.0%
7,420		IJM Land Bhd, expires 9/11/13 (Cost $0)*	1,570

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $492,290,141)	629,928,324

Face
Amount

SHORT-TERM INVESTMENTS (e) — 10.8%
MONEY MARKET FUNDS — 3.7%
6,154,437		CGCM Money Market Investments (f)	6,154,437
18,985,656		The AIM STIT — Liquid Asset Portfolio (f)	18,985,656

		TOTAL MONEY MARKET FUNDS (Cost — $25,140,093)	25,140,093

TIME DEPOSITS — 7.1%
		BBH — Grand Cayman:
43,351	HKD	0.010% due 9/1/09	5,593
1,519	GBP	0.081% due 9/1/09	2,477

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Face
Amount		Security	Value

TIME DEPOSITS — 7.1% — (continued)

2,281	ZAR	6.150% due 9/1/09	$293
		JPMorgan Chase & Co. — London:
116,796	SGD	0.005% due 9/1/09	81,019
5,313,103	ZAR	6.150% due 9/1/09	682,567
46,381,029		Wells Fargo — Grand Cayman, 0.030% due 9/1/09	46,381,029

		TOTAL TIME DEPOSITS (Cost — $47,152,978)	47,152,978

		TOTAL SHORT-TERM INVESTMENTS (Cost — $72,293,071)	72,293,071

		TOTAL INVESTMENTS — 104.6% (Cost — $564,583,212 #)	702,221,395

		Liabilities in Excess of Other Assets — (4.6)%	(30,802,480)

		TOTAL NET ASSETS — 100.0%	$671,418,915

*	Non-income producing securities.
(a)	Illiquid security.
(b)	All or a portion of this security is on loan (See Note 1).
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guide lines approved by the Board of Trustees, unless otherwise noted.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 7.1%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $599,785,650.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipts
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depositary Receipt
PLC	—	Public Limited Company
SGD	—	Singapore Dollar
ZAR	—	South African Rand

Summary of Investments by Security Sectorˆ

Financials	22.8%
Information Technology	13.0
Energy	12.4
Telecommunication Services	12.4
Materials	8.9
Consumer Staples	6.7
Industrials	4.6
Consumer Discretionary	4.3
Utilities	2.1
Health Care	1.6
Funds	0.9
Short-Term Investments	10.3

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 44.1%
FHLMC — 9.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
$40,121	8.000% due 3/1/11-6/1/17	$43,772
24,438	11.500% due 10/1/15	28,202
3,308	9.500% due 6/1/16	3,698
130,830	8.500% due 11/1/16-7/1/17	141,785
106,628	4.409% due 12/1/34 (a)	109,483
103,884	4.086% due 1/1/35 (a)	106,386
958,536	3.867% due 3/1/36 (a)(b)	991,763
938,447	5.988% due 10/1/36 (a)	988,809
213,688	5.713% due 2/1/37 (a)	225,037
455,466	5.862% due 5/1/37 (a)	479,023
2,797,813	5.896% due 5/1/37 (a)	2,947,284
616,312	5.923% due 5/1/37 (a)	650,547
1,397,479	6.089% due 9/1/37 (a)	1,476,094
841,811	5.108% due 5/1/38 (a)	874,429
13	6.000% due 3/1/39	14
	Gold:
227	9.500% due 4/1/10	232
17,935	7.000% due 5/1/12-8/1/12	18,949
236	8.000% due 8/1/12	254
36,287,086	5.500% due 10/1/13-9/1/39 (b)(c)	37,872,391
8,455,594	6.500% due 7/1/14-9/1/38 (b)	8,996,439
21,661,521	6.000% due 5/1/16-6/1/39	22,885,007
24,860	8.500% due 2/1/18	26,715
6,626,646	5.000% due 6/1/21-9/1/39 (c)	6,848,261
931,844	4.500% due 5/1/23-2/1/24	960,140

	TOTAL FHLMC	86,674,714

FNMA — 22.6%
	Federal National Mortgage Association (FNMA):
449	9.500% due 12/1/10-11/1/21	485
32,070,318	6.000% due 4/1/16-9/1/39 (b)(c)	33,864,310
76,907,164	5.500% due 12/1/16-1/1/39 (c)	80,451,207
4,590	8.500% due 4/1/17	5,026
12,613	8.000% due 8/1/17	13,984
4,225	10.000% due 1/1/21	4,651
39,030,329	5.000% due 12/1/21-9/1/39 (c)	40,280,538
6,624,022	4.500% due 6/1/23-4/1/38 (c)	6,701,729
8,393,949	6.500% due 11/1/23-10/1/37	9,004,319
2,603,839	7.000% due 9/1/26-4/1/37 (b)	2,823,947
17,056	6.572% due 1/1/30 (a) (b)	17,286
52,078	3.565% due 3/1/30 (a) (b)	52,430
1,268,681	3.578% due 3/1/34 (a)	1,311,852
385,712	3.910% due 4/1/34 (a)	398,465
307,608	4.202% due 12/1/34 (a)	316,345
37,216	4.238% due 12/1/34 (a)	38,062
567,270	3.693% due 9/1/35 (a)	583,344
520,691	3.162% due 10/1/35 (a)	527,121
764,302	3.185% due 10/1/35 (a)	773,778
164,095	3.159% due 11/1/35 (a)	166,117
161,183	3.167% due 11/1/35 (a)	163,173
351,896	3.172% due 11/1/35 (a)	356,250
855,312	3.176% due 11/1/35 (a)(b)	865,896
327,210	3.183% due 11/1/35 (a)	331,266
166,570	3.189% due 11/1/35 (a)	168,635
1,654,663	5.039% due 1/1/36 (a)	1,697,476
1,080,539	5.707% due 5/1/36 (a)	1,131,417

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

FNMA — 22.6% — (continued)

$925,218		5.752% due 6/1/36 (a)	$971,192
1,114,738		5.807% due 7/1/36 (a)	1,173,685
1,565,458		6.023% due 8/1/36 (a)	1,650,345
190,088		5.410% due 12/1/36 (a)	196,231
1,208,690		5.837% due 2/1/37 (a)	1,273,969
2,279,878		5.556% due 4/1/37 (a)	2,395,215
2,151,822		6.155% due 4/1/37 (a)	2,277,358
1,814,433		5.639% due 5/1/37 (a)	1,907,109
2,926,043		5.934% due 8/1/37 (a)	3,092,253
198,556		7.500% due 11/1/37	216,364

		TOTAL FNMA	197,202,830

GNMA — 11.6%
		Government National Mortgage Association (GNMA):
1,052		11.000% due 7/15/10-9/15/10	1,087
6,345		9.500% due 12/15/16-8/15/17	7,068
35,149		8.500% due 5/15/17-8/15/30	39,705
3,449		9.000% due 8/15/30-9/15/30 (b)	3,998
4,892,976		5.000% due 1/15/33-9/1/39 (c)	5,071,464
14,363,514		4.500% due 9/15/33-9/1/39 (b)(c)	14,484,946
70,121,596		6.000% due 12/15/33-9/1/39 (c)	73,952,308
1,810,805		6.500% due 1/15/34-1/15/39	1,928,895
1,543,977		5.500% due 5/15/37-9/1/39 (c)	1,615,881
		Government National Mortgage Association II (GNMA):
47,630		8.500% due 11/20/16-1/20/17	52,105
32,422		9.000% due 4/20/17-11/20/21	35,681
146,214		4.375% due 2/20/26-5/20/30 (a)(b)	149,607
58,054		4.125% due 10/20/27 (a)(b)	58,931
1,946		8.000% due 3/20/30 (b)	2,206
3,089,000		6.000% due 2/20/35-9/1/39 (c)	3,266,494

		TOTAL GNMA	100,670,376

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $371,999,374)	384,547,920

ASSET-BACKED SECURITIES — 0.6%
Credit Card — 0.1%
1,020,000	AA	Washington Mutual Master Note Trust, Series 2006-A3A, Class A3, 0.303% due 9/15/13 (a)(d)	1,019,702

Student Loan — 0.5%
940,000	AAA	SLC Student Loan Trust, Series 2008-1, Class A3, 1.729% due 9/15/19 (a)	944,264
		SLM Student Loan Trust:
1,650,000	AAA	Series 2008-5, Class A2, 1.604% due 10/25/16 (a)	1,653,704
257,686	AAA	Series 2006-5, Class A2, 0.494% due 7/25/17 (a)	257,423
420,000	AAA	Series 2008-5, Class A3, 1.804% due 1/25/18 (a)	417,504
1,120,000	AAA	Series 2008-5, Class A4, 2.204% due 7/25/23 (a)	1,006,741

		Total Student Loan	4,279,636

		TOTAL ASSET-BACKED SECURITIES (Cost — $5,389,872)	5,299,338

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1%
268,591	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 0.506% due 9/25/35 (a)	209,729
236,600	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 0.756% due 11/25/33 (a)	192,657
213,989	CCC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.516% due 6/25/29 (a)	35,872
		American Home Mortgage Assets:
1,302,419	AAA	Series 2006-1, Class 2A1, 0.456% due 5/25/46 (a)(b)	655,778
439,269	AAA	Series 2006-6, Class A1A, 0.456% due 12/25/46 (a)	206,618
1,618,263	CCC	American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 0.496% due 3/25/47 (a)	741,244

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1% — (continued)

$914,455	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 0.616% due 6/25/34 (a)(b)	$598,450
96,665	AAA	Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1, 0.541% due 9/25/34 (a)(b)	63,414
279,493	Aaa (e)	Banc of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.000% due 7/25/19	263,707
		Banc of America Commercial Mortgage Inc.:
758,517	Aaa (e)	Series 2001-1, Class A2, 6.503% due 4/15/36	792,316
1,060,000	AAA	Series 2005-1, Class A4, 5.141% due 11/10/42 (a)	1,075,937
		Banc of America Funding Corp.:
5,892	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	5,907
473,954	A+	Series 2005-B, Class 2A1, 5.083% due 4/20/35 (a)	326,062
2,452,129	CCC	Series 2007-5, Class 3A1, 6.000% due 7/25/37	1,942,417
2,320,743	BB+	Series 2007-8, Class 2A1, 7.000% due 10/25/37	1,572,643
		Banc of America Mortgage Securities Inc.:
483,367	AAA	Series 2004-F, Class 1A1, 4.089% due 7/25/34 (a)(b)	428,683
2,558,428	B	Series 2006-B, Class 4A1, 6.208% due 11/20/46 (a)	1,887,873
406,604	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.936% due 2/28/44 (a)	338,667
		Bear Stearns Adjustable Rate Mortgage Trust:
92,035	AAA	Series 2002-11, Class 1A1, 5.614% due 2/25/33 (a)(b)	90,432
836,631	AAA	Series 2005-2, Class A2, 2.216% due 3/25/35 (a)(b)	728,206
1,286,164	CCC	Series 2007-3, Class 1A1, 5.446% due 5/25/47 (a)(b)	846,915
		Bear Stearns ALT-A Trust:
533,979	AA	Series 2005-2, Class 2A4, 4.632% due 4/25/35 (a)	329,754
426,419	AAA	Series 2005-4, Class 23A2, 5.355% due 5/25/35 (a)(b)	308,751
596,478	AAA	Series 2005-7, Class 22A1, 5.490% due 9/25/35 (a)(b)	412,104
853,746	BBB	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1, 1.266% due 10/25/37 (a)(b)	451,289
		Bear Stearns Commercial Mortgage Securities:
2,480,000	AAA	Series 2001-TOP2, Class A2, 6.480% due 2/15/35	2,584,135
1,765,000	Aaa (e)	Series 2003-T12, Class A4, 4.680% due 8/13/39 (a)	1,769,651
957,390	Aaa (e)	Series 2005-PWR7, Class A2, 4.945% due 2/11/41	981,077
550,000	AAA	Series 2006-PW13, Class A4, 5.540% due 9/11/41	517,708
200,000	AAA	Series 2007-PW17, Class A3, 5.736% due 6/11/50	181,718
480,000	AAA	Series 2007-PW17, Class A4, 5.694% due 6/11/50 (a)	425,417
527,690	B	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 0.486% due 12/25/36 (a) (b)(d)	312,335
1,618,737	BBB	Bear Stearns Structured Products Inc., Series 2007-EMX1, Class A1, 1.266% due 3/25/37 (a)(d)	1,242,709
1,700,000	AAA	Centex Home Equity, Series 2006-A, Class AV4, 0.516% due 6/25/36 (a)	693,524
358,439	AAA	Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.319% due 10/15/32	371,786
		Chase Funding Mortgage Loan Asset-Backed Certificates:
1,310	AAA	Series 2002-2, Class 2A1, 0.766% due 5/25/32 (a)	997
1,662	AAA	Series 2002-3, Class 2A1, 0.906% due 8/25/32 (a)	1,311
1,454,282	AAA	Chase Mortgage Finance Corp., Series 2007-A1, Class 5A1, 4.091% due 2/25/37 (a)(b)	1,350,621
2,428,814	AAA	Citigroup Mortgage Loan Trust Inc., Series 2005-4, Class A, 5.343% due 8/25/35 (a)	2,218,367
276,157	AAA	Commercial Mortgage Asset Trust, Series 1999-C2, Class A2, 7.546% due 11/17/32 (a)	277,446
1,055,000	AAA	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.220% due 12/10/49 (a)	850,125
1,272,118	AAA	Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A3, 4.221% due 3/10/39	1,285,514
		Countrywide Alternative Loan Trust:
805,667	AAA	Series 2005-24, Class 4A1, 0.503% due 7/20/35 (a)	414,503
502,948	CCC	Series 2005-27, Class 2A3, 2.611% due 8/25/35 (a)	242,609
930,482	A	Series 2005-59, Class 1A1, 0.616% due 11/20/35 (a)	483,751
1,333,906	CCC	Series 2006-OA17, Class 1A1A, 0.468% due 12/20/46 (a)(b)	609,431
577,729	AAA	Series 2006-OA21, Class A1, 0.463% due 3/20/47 (a)	271,064
1,308,623	CCC	Series 2006-OA9, Class 2A1A, 0.483% due 7/20/46 (a)(b)	579,090
1,846,602	A	Series 2007-OA2, Class 2A1, 0.396% due 3/25/47 (a)	872,644
		Countrywide Asset-Backed Certificates:
2,082	AAA	Series 2001-BC3, Class A, 0.746% due 12/25/31 (a)	1,123
5,025	AAA	Series 2002-3, Class 1A1, 1.006% due 5/25/32 (a)	3,313
12,759	AAA	Series 2003-BC2, Class 2A1, 0.866% due 6/25/33 (a)	5,992
159,900	AAA	Series 2004-SD4, Class A1, 0.646% due 12/25/34 (a)(d)	111,209
144,893	AAA	Series 2005-4, Class AF3, 4.456% due 10/25/35 (a)	134,365
955,577	AAA	Series 2006-13, Class 3AV2, 0.416% due 1/25/37 (a)	626,098

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1% — (continued)

$986,618	AAA	Series 2006-3, Class 3A1, 0.386% due 6/25/36 (a)	$656,465
835,239	AAA	Series 2006-SD3, Class A1, 0.596% due 7/25/36 (a)(d)	463,989
1,725,000	AAA	Series 2007-4, Class A2, 5.530% due 9/25/37	1,386,162
177,870	CC	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 0.513% due 12/15/35 (a)	62,469
		Countrywide Home Loan Mortgage Pass Through Trust:
107,586	AAA	Series 2004-R2, Class 1AF1, 0.686% due 11/25/34 (a)(d)	71,234
368,817	AAA	Series 2005-11, Class 3A3, 3.230% due 4/25/35 (a)	160,199
243,996	AAA	Series 2005-11, Class 6A1, 0.566% due 3/25/35 (a)	120,148
761,791	AAA	Series 2005-R1, Class 1AF1, 0.626% due 3/25/35 (a)(d)	537,700
594,800	CCC	Series 2007-16, Class A1, 6.500% due 10/25/37	488,120
		Credit Suisse Mortgage Capital Certificates:
296,428	CCC	Series 2006-8, Class 3A1, 6.000% due 10/25/21	196,991
1,325,000	AAA	Series 2006-C4, Class A3, 5.467% due 9/15/39	1,012,693
4,324,000	AAA	Series 2006-C5, Class A3, 5.311% due 12/15/39	3,242,523
400,000	AAA	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A5, step bond to yield, 6.280% due 5/25/35 (b)	317,353
		CS First Boston Mortgage Securities Corp.:
1,106,705	CCC	Series 2005-10, Class 5A6, 5.500% due 11/25/35	942,951
1,700,000	AAA	Series 2005-C6, Class A4, 5.230% due 12/15/40 (a)	1,608,371
		Deutsche ALT-A Securities Inc.:
389,970	BBB-	Series 2006-OA1, Class A1, 0.466% due 2/25/47 (a)	192,938
3,605,726	AAA	Series 2007-OA2, Class A1, 1.821% due 4/25/47 (a)	1,568,597
234,252	AAA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.679% due 11/19/44 (a)	53,373
		EMC Mortgage Loan Trust:
9,606	AAA (f)	Series 2002-B, Class A1, 0.916% due 2/25/41 (a)(d)	5,843
47,953	AAA	Series 2003-A, Class A1, 0.816% due 8/25/40 (a)(d)	36,196
		Federal Home Loan Mortgage Corp. (FHLMC):
8,053	NR	Series 1865, Class DA, 24.158% due 2/15/24 (a)(g)	1,987
244,375	NR	Series 2962, Class YC, 4.500% due 9/15/14 (b)	245,841
1,997	NR	Series 3117, Class PN, 5.000% due 11/15/21 (b)	1,997
317,452	NR	Series 3346, Class FA, 0.503% due 2/15/19 (a)(b)	314,705
1,130,215	NR	Series T-61, Class 1A1, 2.610% due 7/25/44 (a)(b)	1,113,543
		Federal National Mortgage Association (FNMA):
17,694	NR	Series 1999-18, Class A, 5.500% due 10/18/27	17,982
64,897	NR	Series 2000-34, Class F, 0.716% due 10/25/30 (a)(b)	64,090
214,273	NR	Series 2000-T6, Class A3, 5.162% due 1/25/28 (a)	221,556
154,693	NR	Series 2002-34, Class FE, 0.673% due 5/18/32 (a)(b)	152,260
940,000	NR	Series 2002-T3, Class B, 5.763% due 12/25/11	1,005,255
116,260	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	109,691
492,279	NR	Series 2004-25, Class PA, 5.500% due 10/25/30	506,739
324,187	NR	Series 2004-36, Class BS, 5.500% due 11/25/30	334,488
199,156	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	210,950
231,025	NR	Series 2005-47, Class PA, 5.500% due 9/25/24 (b)	232,442
		First Union National Bank Commercial Mortgage:
137,136	AAA	Series 1999-C4, Class A2, 7.390% due 12/15/31	137,017
1,623,849	AAA	Series 2001-C2, Class A2, 6.663% due 1/12/43	1,701,878
800,000	BBB+	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543% due 12/10/49	581,045
		GMAC Commercial Mortgage Securities Inc.:
975,000	AAA	Series 2000-C2, Class B, 7.594% due 8/16/33 (a)	1,002,993
1,641,665	AAA	Series 2001-C1, Class A2, 6.465% due 4/15/34	1,718,997
1,933,869	AAA	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 1.016% due 2/25/31 (a)(d)	1,096,097
		Government National Mortgage Association (GNMA):
120,465	NR	Series 2000-35, Class F, 0.823% due 12/16/25 (a)(b)	119,345
106,449	NR	Series 2002-21, Class FV, 0.673% due 3/16/32 (a)(b)	104,857

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1% — (continued)

		Greenwich Capital Commercial Funding Corp.:
$1,410,000	AAA	Series 2006-GG7, Class A4, 6.116% due 7/10/38 (a)	$1,234,904
1,080,000	AAA	Series 2007-GG9, Class A4, 5.444% due 3/10/39	924,227
		GS Mortgage Securities Corp. II:
300,000	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/03/18 (b)(d)	322,223
1,225,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	1,155,981
249,159	AAA	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.616% due 9/25/35 (a)(d)	160,102
		GSR Mortgage Loan Trust:
3,017,706	AAA	Series 2005-AR4, Class 6A1, 5.250% due 7/25/35 (a)	2,687,335
438,955	AAA	Series 2005-AR6, Class 2A1, 4.217% due 9/25/35 (a)(b)	409,940
521,299	AAA	Series 2006-OA1, Class 2A1, 0.456% due 8/25/46 (a)	369,243
		Harborview Mortgage Loan Trust:
59,495	AAA	Series 2005-8, Class 1A2A, 0.609% due 9/19/35 (a)	31,253
416,387	CCC	Series 2006-2, Class 1A, 4.611% due 2/25/36 (a)	225,754
385,979	B-	Series 2006-9, Class 2A1A, 0.489% due 11/19/36 (a)	186,566
		Home Equity Asset Trust:
1,541,262	AAA	Series 2007-1, Class 2A1, 0.326% due 5/25/37 (a)	1,407,597
288,785	AAA	Series 2007-2, Class 2A1, 0.376% due 7/25/37 (a)	265,702
6,768	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 1.066% due 3/25/33 (a)	5,050
398,546	CCC	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 6.187% due 11/25/37 (a)	271,227
		Indymac Index Mortgage Loan Trust:
181,751	AAA	Series 2004-AR15, Class 1A1, 4.444% due 2/25/35 (a)	109,171
200,346	AA+	Series 2005-AR15, Class A2, 5.099% due 9/25/35 (a)	137,090
1,874,137	CCC	Series 2007-AR5, Class 1A1, 5.726% due 5/25/37 (a)	919,815
1,700,000	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.426% due 8/25/36 (a)	741,181
		JP Morgan Chase Commercial Mortgage Securities Corp.:
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37	644,749
40,000	Aaa(e)	Series 2005-CB13, Class A4, 5.457% due 1/12/43 (a)	38,574
1,345,000	AAA	Series 2006-LDP7, Class A4, 6.065% due 4/15/45 (a)	1,178,798
880,000	AAA	Series 2007-CB19, Class A4, 5.937% due 2/12/49 (a)	731,104
500,000	AAA	Series 2007-LD11, Class A2, 5.991% due 6/15/49 (a)	499,889
2,355,000	Aaa(e)	Series 2007-LDPX, Class A3, 5.420% due 1/15/49	1,982,773
		JP Morgan Mortgage Trust:
493,625	AAA	Series 2005-A1, Class 6T1, 5.016% due 2/25/35 (a)(b)	473,190
119,507	B3(e)	Series 2006-S2, Class 2A2, 5.875% due 7/25/36	109,255
123,679	CCC	Series 2007-S1, Class 1A2, 5.500% due 3/25/22	104,323
2,679,335	CCC	Series 2007-S3, Class 1A35, 6.000% due 8/25/37	2,206,937
		LB-UBS Commercial Mortgage Trust:
2,895,000	Aaa(e)	Series 2001-C2, Class B, 6.799% due 9/15/34	2,942,309
443,745	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29	443,751
310,000	AAA	Series 2005-C3, Class A5, 4.739% due 7/15/30	297,800
400,000	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30	398,989
805,000	AAA	Series 2006-C6, Class A4, 5.372% due 9/15/39	701,284
1,210,000	AAA	Series 2007-C7, Class A2, 5.588% due 9/15/45	1,208,725
		Lehman XS Trust:
438,676	B+	Series 2005-5N, Class 1A1, 0.566% due 11/25/35 (a)	228,969
337,918	CCC	Series 2005-7N, Class 1A1B, 0.566% due 12/25/35 (a)	92,121
7,140,000	CCC	Series 2007-12N, Class 1A3A, 0.466% due 7/25/47 (a)	1,047,820
3,585,471	BB-	Series 2007-16N, Class 2A2, 1.116% due 9/25/47 (a)	1,752,863
		MASTR Adjustable Rate Mortgages Trust:
5,600,000	AAA	Series 2004-13, Class 3A7, 3.141% due 11/21/34 (a)	4,341,640
169,008	AAA	Series 2004-4, Class 4A1, 3.786% due 5/25/34 (a)(b)	144,429
2,240,521	B	Series 2007-3, Class 12A1, 0.466% due 5/25/47 (a)	1,027,656
1,946,456	AAA	MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1, 3.994% due 10/25/32 (a)	1,659,495
406,900	AAA	Medallion Trust, Series 2003-1G, Class A, 0.799% due 12/21/33 (a)	395,017
		Merrill Lynch Mortgage Investors Inc.:
425,614	AAA	Series 2004-A3, Class 4A3, 5.036% due 5/25/34 (a)	401,197
477,244	AAA	Series 2005-A2, Class A2, 4.482% due 2/25/35 (a)	442,069

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1% — (continued)

$670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.840% due 5/12/39 (a)	$630,414
800,000	Aaa(e)	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485% due 3/12/51 (a)	625,570
721,102	AAA	Mid-State Trust, Series 2004-1, Class A, 6.005% due 8/15/37	597,488
		MLCC Mortgage Investors Inc.:
138,955	A2(e)	Series 2005-1, Class 2A1, 4.869% due 4/25/35 (a)	117,459
426,128	Aa3(e)	Series 2005-1, Class 2A2, 4.869% due 4/25/35 (a)	389,316
2,200,000	AAA	Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2B, 0.356% due 1/25/37 (a)	766,064
		Morgan Stanley Capital I:
1,700,000	Aaa(e)	Series 2003-IQ4, Class A2, 4.070% due 5/15/40	1,692,145
627,539	AAA	Series 2004-SD3, Class A, 0.726% due 6/25/34 (a) (d)	385,385
1,100,000	AAA	Series 2005-HQ6, Class A4A, 4.989% due 8/13/42	1,060,144
116,127	AAA	Series 2006-HE7, Class A2A, 0.316% due 9/25/36 (a)(b)	112,096
705,000	AAA	Series 2006-HQ8, Class A4, 5.558% due 3/12/44 (a)	638,263
200,000	A-	Series 2007-IQ14, Class A4, 5.692% due 4/15/49 (a)	156,203
550,000	A+	Series 2007-IQ16, Class A4, 5.809% due 12/12/49	436,369
672,174	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 3.865% due 10/25/34 (a)	563,138
		Nationstar Home Equity Loan Trust:
1,400,000	AAA	Series 2006-B, Class AV3, 0.436% due 9/25/36 (a)	786,967
2,500,000	AAA	Series 2007-A, Class AV4, 0.496% due 3/25/37 (a)	880,124
1,850,000	AAA	Series 2007-C, Class 2AV2, 0.396% due 6/25/37 (a)	930,963
		Nomura Asset Acceptance Corp.:
156,678	AAA	Series 2004-R1, Class A1, 6.500% due 3/25/34 (d)	139,559
182,065	AAA	Series 2004-R2, Class A1, 6.500% due 10/25/34 (a)(d)	156,877
1,482,000	CCC	Opteum Mortgage Acceptance, Series 2006-2, Class A1C, 0.536% due 7/25/36 (a)	614,509
		Option One Mortgage Loan Trust:
4,107	AAA	Series 2002-6, Class A2, 1.066% due 11/25/32 (a)	2,773
21,194	AAA	Series 2003-1, Class A2, 1.106% due 2/25/33 (a)	14,340
1,707,843	AAA	Popular ABS Mortgaged Pass-Through Trust, Series 2005-3, Class AF6, step bond to yield, 4.759% due 7/25/35	1,558,613
		Prime Mortgage Trust:
846,998	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35 (d)	808,387
373,593	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35 (d)	360,196
2,288,466	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35 (d)	1,702,137
85,321	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/01/15	93,084
		Residential Accredit Loans Inc.:
1,725,046	CCC	Series 2006-QO8, Class 1A1A, 0.356% due 10/25/46 (a)	1,471,440
2,104,872	AAA	Series 2007-QS8, Class A10, 6.000% due 6/25/37	1,452,154
		Residential Asset Mortgage Products Inc.:
8,015	B	Series 2003-RS4, Class AIIB, 0.926% due 5/25/33 (a)	4,156
1,481,926	AAA	Series 2003-RS9, Class AI6A, step bond to yield, 6.110% due 10/25/33	1,108,339
207,426	AAA	Series 2004-SL4, Class A5, 7.500% due 7/25/32	194,956
2,500,046	CCC	Residential Asset Securitization Trust, Series 2007-A7, Class A4, 6.000% due 7/25/37	1,769,342
616,574	D	SACO I Inc., Series 2006-7, Class A1, 0.396% due 7/25/36 (a)	51,316
		Small Business Administration:
352,073	NR	Series 2000-P10A, Class 1, 8.017% due 2/10/10 (b)	361,595
579,388	NR	Series 2005-P10A, Class 1, 4.638% due 2/10/15	594,347
		Small Business Administration Participation Certificates:
455,252	NR	Series 1993-20K, Class 1, 6.150% due 11/01/13 (b)	481,434
186,641	NR	Series 1995-20J, Class 1, 6.850% due 10/01/15 (b)	201,288
390,807	NR	Series 1995-20K, Class 1, 6.650% due 11/01/15 (b)	421,561
242,063	NR	Series 1996-20G, Class 1, 7.700% due 7/01/16 (b)	266,028
1,184,364	NR	Series 1999-20L, Class 1, 7.190% due 12/01/19 (b)	1,286,460
892,783	NR	Series 2000-20A, Class 1, 7.590% due 1/01/20 (b)	976,395
1,304,045	NR	Series 2002-20K, Class 1, 5.080% due 11/01/22 (b)	1,374,593
		Structured Adjustable Rate Mortgage Loan Trust:
238,770	AAA	Series 2004-16, Class 1A2, 3.500% due 11/25/34 (a)	186,353
1,018,243	AAA	Series 2004-6, Class 4A1, 4.843% due 6/25/34 (a)	915,771
2,490,520	BB	Series 2005-15, Class 4A1, 5.497% due 7/25/35 (a)	1,966,540
364,258	AAA	Series 2005-19XS, Class 1A1, 0.586% due 10/25/35 (a)	188,054

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1% — (continued)

		Structured Asset Mortgage Investments Inc.:
$511,599	AAA	Series 2005-AR5, Class A3, 0.529% due 7/19/35 (a)(b)	$385,671
2,689,195	CCC	Series 2007-AR6, Class A1, 2.551% due 8/25/47 (a)	1,147,009
		Structured Asset Securities Corp.:
8,926	AAA	Series 2002-14A, Class 2A1, 3.715% due 7/25/32 (a)(b)	7,445
270,380	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31 (d)	234,870
376,242	AAA	Series 2005-RF3, Class 1A, 0.616% due 6/25/35 (a) (d)	209,406
217,568	AAA	Series 2006-BC3, Class A2, 0.316% due 10/25/36 (a)(b)	203,338
1,951,120	AAA	Series 2007-BC4, Class A3, 0.516% due 11/25/37 (a)	1,770,185
2,218,800	CCC	Terwin Mortgage Trust, Series 2006-4SL, Class A2, 4.500% due 5/25/37 (a)(d)	120,602
		WaMu Mortgage Pass Through Certificates:
1,061,519	AAA	Series 2003-R1, Class A1, 0.806% due 12/25/27 (a)(b)	789,811
69,449	AAA	Series 2004-AR11, Class A, 4.141% due 10/25/34 (a)	64,570
231,238	AAA	Series 2004-AR12, Class A2A, 0.703% due 10/25/44 (a)	155,298
614,554	AAA	Series 2005-AR11, Class A1A, 0.586% due 8/25/45 (a)	387,283
1,400,459	AAA	Series 2005-AR13, Class A1A1, 0.556% due 10/25/45 (a)(b)	805,643
603,153	AAA	Series 2005-AR15, Class A1A2, 0.546% due 11/25/45 (a)	351,786
581,071	AAA	Series 2005-AR19, Class A1A2, 0.556% due 12/25/45 (a)	333,074
1,000,000	AAA	Series 2005-AR4, Class A5, 4.653% due 4/25/35 (a)	552,227
5,211,304	BB	Series 2006-AR11, Class 3A1A, 1.971% due 9/25/46 (a)	2,072,444
1,558,407	AAA	Series 2006-AR13, Class 2A, 3.099% due 10/25/46 (a)(b)	825,525
927,079	CCC	Series 2006-AR14, Class 1A4, 5.605% due 11/25/36 (a)(b)	648,806
799,190	B+	Series 2007-HY4, Class 4A1, 5.500% due 9/25/36 (a)	600,490
1,302,996	AAA	Series 2007-OA2, Class 1A, 1.910% due 3/25/47 (a)(b)	593,560
1,797,948	CCC	Series 2007-OA2, Class 2A, 0.966% due 1/25/47 (a)	570,227
1,550,647	AAA	Series 2007-OA5, Class 1A, 1.801% due 6/25/47 (a)	622,626
400,000	AA	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, 5.775% due 4/25/36 (a)	295,085

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $168,878,254)	140,342,901

CORPORATE BONDS & NOTES — 24.6%
Aerospace & Defense — 0.0%
300,000	BBB+	Goodrich Corp., Senior Unsecured Notes, 6.290% due 7/01/16 (b)	324,467

Air Freight & Logistics — 0.2%
1,300,000	AA-	United Parcel Service Inc., Senior Unsecured Notes, 4.500% due 1/15/13	1,396,363

Airlines — 0.6%
		Continental Airlines Inc., Pass Thru Certificates:
850,000	A-	7.056% due 9/15/09	878,713
665,228	BB-	7.461% due 4/01/15	578,749
421,443	BBB+	7.256% due 3/15/20	383,513
		Delta Air Lines Inc., Pass Thru Certificates:
117,409	BBB	7.379% due 5/18/10	114,768
621,150	BBB	6.619% due 3/18/11	604,068
750,000	BBB-	7.111% due 9/18/11	723,750
		Northwest Airlines Inc., Pass Thru Certificates:
1,000,000	BBB-	6.841% due 4/01/11	940,000
423,098	BBB-	7.041% due 4/01/22	338,478
689,404	BB+	United Airlines Inc., Pass Thru Certificates, 7.032% due 10/01/10	682,509

		Total Airlines	5,244,548

Automobiles — 0.2%
		Daimler Finance North America LLC, Company Guaranteed Notes:
285,000	BBB+	4.875% due 6/15/10	288,404
300,000	BBB+	5.875% due 3/15/11	312,326
900,000	BBB+	5.750% due 9/08/11 (b)	944,167

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Automobiles — 0.2% — (continued)

		Motors Liquidation Co., Senior Unsecured Notes:
$1,325,000	NR	8.250% due 7/15/23 (h)(i)	$198,750
20,000	NR	8.375% due 7/15/33 (h)	3,175

		Total Automobiles	1,746,822

Beverages — 0.1%
470,000	BBB-	Dr Pepper Snapple Group Inc., Company Guaranteed Notes, 6.820% due 5/01/18	525,117
510,000	A+	PepsiCo Inc., Senior Unsecured Notes, 7.900% due 11/01/18	644,301

		Total Beverages	1,169,418

Capital Markets — 2.0%
450,000	A+	Bank of New York Mellon Corp., Senior Subordinated Notes, 6.375% due 4/01/12	473,053
780,000	AA	BP Capital Markets PLC, Company Guaranteed Notes, 3.125% due 3/10/12	805,314
450,000	BBB	Goldman Sachs Capital II, Company Guaranteed Notes, 5.793% due 12/29/49 (a)	330,750
		Goldman Sachs Group Inc. (The):
		Senior Notes:
475,000	A	6.000% due 5/01/14	512,669
1,635,000	A	7.500% due 2/15/19	1,885,637
		Senior Unsecured Notes:
190,000	A	4.500% due 6/15/10	195,036
400,000	A	0.651% due 2/06/12 (a)	391,942
115,000	A	4.750% due 7/15/13	118,996
800,000	A	5.125% due 1/15/15	830,039
1,000,000	A	5.750% due 10/01/16 (b)	1,036,376
2,600,000	A	6.250% due 9/01/17 (b)	2,760,113
600,000	A	6.150% due 4/01/18	634,406
650,000	NR	Lehman Brothers Holdings Capital Trust V, Company Guaranteed Notes, 5.857% due 11/29/49 (h)	65
230,000	NR	Lehman Brothers Holdings E-Capital Trust I, Company Guaranteed Notes, 0.000% due 8/19/65 (h)	23
		Lehman Brothers Holdings Inc.:
		Senior Unsecured Notes:
1,400,000	NR	0.000% due 11/24/08 (h)	248,500
120,000	NR	5.250% due 2/06/12 (h)	21,600
640,000	NR	0.000% due 11/07/16 (h)	115,200
416,000	NR	8.920% due 2/16/17 (h)	74,880
900,000	NR	Subordinated Notes, 6.750% due 12/28/17 (h)	90
		Merrill Lynch & Co., Inc.:
2,600,000	A	Notes, 6.875% due 4/25/18 (b)	2,659,108
		Senior Unsecured Notes:
1,000,000	A	8.680% due 5/02/17 (a)	920,650
1,050,000	AA-	8.950% due 5/18/17 (a)	946,313
1,584,000	AA-	9.570% due 6/06/17 (a)	1,483,099
		Morgan Stanley, Senior Unsecured Notes:
230,000	A	5.625% due 1/09/12	242,767
350,000	A	7.300% due 5/13/19	390,461

		Total Capital Markets	17,077,087

Chemicals — 0.0%
190,000	BBB+	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	207,874
29,000	BB	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	27,695

		Total Chemicals	235,569

Commercial Banks — 3.6%
700,000	BBB+	American Express Centurion Bank, Senior Unsecured Notes, 0.328% due 3/23/10 (a)(b)	693,453
1,000,000	AA	ANZ National International Ltd./New Zealand, Bank Guaranteed Notes, 6.200% due 7/19/13 (d)	1,075,828
1,600,000	B	BAC Capital Trust XV, Bank Guaranteed Notes, 1.468% due 6/01/56 (a)	798,936
855,000	A	Bank One Corp., Subordinated Notes, 5.900% due 11/15/11	910,086
760,000	B	BankAmerica Capital III, Bank Guaranteed Notes, 1.079% due 1/15/27 (a)	394,603

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Commercial Banks — 3.6% — (continued)

$1,200,000	AA-	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	$1,261,070
555,000	A+	Credit Suisse/New York NY, Senior Unsecured Notes, 5.300% due 8/13/19	562,628
1,000,000	A+	Deutsche Bank AG, Senior Unsecured Notes, 4.875% due 5/20/13	1,057,516
600,000	AA+	Eksportfinans AS, Senior Unsecured Notes, 5.500% due 6/26/17	631,606
500,000	AAA	Fortis Bank Nederland Holding NV, Government Liquid Guaranteed Notes, 1.737% due 6/10/11 (a)	720,537
		Glitnir Banki HF:
270,000	D	Notes, 6.330% due 7/28/11 (d)(g)(h)	54,675
460,000	C (e)	Subordinated Notes, 6.693% due 6/15/16 (d)(g)(h)	276
449,000	CCC	GMAC LLC, Company Guaranteed Notes, 6.625% due 5/15/12 (d)	399,610
1,300,000	BBB-	HBOS PLC, Senior Subordinated Notes, 6.750% due 5/21/18 (d)	1,085,860
1,600,000	AA-	HSBC Bank USA, Subordinated Notes, 6.000% due 8/09/17 (b)	1,682,576
		ICICI Bank Ltd., Unsecured Notes:
200,000	BB	6.375% due 4/30/22 (a)(d)	159,331
150,000	BB	6.375% due 4/30/22 (a)	118,367
200,000	AAA	ING Bank NV, Government Liquid Guaranteed Notes, 3.900% due 3/19/14 (b)(d)	205,577
2,600,000	AAA	Kreditanstalt fuer Wiederaufbau, Foreign Government Guaranteed Notes, 3.500% due 3/10/14	2,692,976
690,000	NR	Landsbanki Islands HF, Senior Unsecured Notes, 6.100% due 8/25/11 (d)(g)(h)	34,500
1,750,000	CCC+	Lloyds Banking Group PLC, Junior Subordinated Notes, 5.920% due 9/29/49 (a)(d)	743,750
400,000	AAA	Lloyds TSB Bank PLC, Government Liquid Guaranteed Notes, 1.418% due 6/09/11 (a)	574,880
		National Australia Bank Ltd.:
1,500,000	AA	Bonds, 0.914% due 2/08/10 (a)(b)(d)	1,499,862
1,000,000	AA	Senior Notes, 5.350% due 6/12/13 (d)	1,060,654
1,500,000	A	National City Bank/Cleveland OH, Subordinated Notes, 0.999% due 6/07/17 (a)	1,202,368
750,000	B	Nationsbank Cap Trust III, Bank Guaranteed Notes, 1.059% due 1/15/27 (a)	421,026
660,000	NR	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 9.118% due 3/31/10	594,075
390,000	AA-	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(d)	320,415
400,000	BBB-	Shinsei Finance Cayman Ltd., Junior Subordinated Notes, 6.418% due 1/29/49 (a)(d)	196,212
1,535,000	AAA	Societe Financement de l’Economie Francaise, Government Liquid Guaranteed Notes, 2.250% due 6/11/12 (d)	1,544,594
10,000	A	Sumitomo Mitsui Banking Corp./New York, Senior Subordinated Notes, 8.000% due 6/15/12	10,875
190,000	BB+	Sun Trust Capital VIII, Bank Guaranteed Notes, 6.100% due 12/15/36 (a)	125,723
3,000,000	AAA	Swedbank AB, Government Liquid Guaranteed Notes, 2.800% due 2/10/12 (b)(d)	3,015,468
4,100,000	A+	UBS AG Stamford Branch, Senior Unsecured Notes, 5.750% due 4/25/18 (b)	4,034,687
		Wachovia Corp.:
830,000	AA-	Senior Unsecured Notes, 5.750% due 2/01/18	873,086
280,000	A+	Subordinated Notes, 5.250% due 8/01/14	285,430
10,000	A+	Wells Fargo & Co., Subordinated Notes, 5.000% due 11/15/14	10,285

		Total Commercial Banks	31,053,401

Commercial Services & Supplies — 0.1%
260,000	AAA	Board of Trustees of The Leland Stanford Junior University (The), Notes, 4.250% due 5/01/16	264,442
27,000	B+	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13	27,506
		Waste Management Inc., Company Guaranteed Notes:
185,000	BBB	6.375% due 11/15/12	202,621
40,000	BBB	7.375% due 5/15/29	44,784
100,000	BBB	7.750% due 5/15/32	115,965

		Total Commercial Services & Supplies	655,318

Communication Equipment — 0.2%
1,500,000	BB+	Motorola Inc., Senior Unsecured Notes, 6.000% due 11/15/17 (b)	1,370,173

Computers & Peripherals — 0.1%
650,000	A	Hewlett-Packard Co., Senior Unsecured Notes, 2.250% due 5/27/11	661,069

Consumer Finance — 1.0%
200,000	BB	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	102,016
		American Express Co.:
1,200,000	BBB+	Senior Unsecured Notes, 7.000% due 3/19/18 (b)	1,261,073

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Consumer Finance — 1.0% — (continued)

$260,000	BB	Subordinated Notes, 6.800% due 9/01/66 (a)	$206,700
1,000,000	BBB+	American Express Credit Corp., Senior Unsecured Notes, 0.433% due 6/16/11 (a)(b)	960,717
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
300,000	CCC+	7.375% due 10/28/09	299,143
30,000	CCC+	7.875% due 6/15/10	29,943
100,000	CCC+	7.375% due 2/01/11	96,702
674,000	CCC+	5.879% due 6/15/11 (a)	620,923
85,000	CCC+	7.250% due 10/25/11	79,968
1,400,000	CCC+	7.000% due 10/01/13 (b)	1,249,534
		SLM Corp:
470,000	BBB-	5.000% due 10/01/13	344,699
385,000	BBB-	0.804% due 1/27/14 (a)	244,703
625,000	BBB-	5.375% due 5/15/14	442,612
70,000	BBB-	5.050% due 11/14/14	48,606
80,000	BBB-	5.625% due 8/01/33	44,550
2,400,000	BBB	Foster’s Finance Corp., Notes, 4.875% due 10/01/14 (b)(d)	2,447,793

		Total Consumer Finance	8,479,682

Diversified Consumer Services — 0.0%
35,000	CCC+	Hertz Corp., Company Guaranteed Notes, 8.875% due 1/01/14	33,687
95,000	BB-	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/01/27	80,750

		Total Diversified Consumer Services	114,437

Diversified Financial Services — 4.9%
200,000	B	AGFC Capital Trust 1, Company Guaranteed Notes, 6.000% due 1/15/67 (a)(d)	70,000
50,000	BBB-	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/01/31	53,605
50,000	A+	ASIF Global Financing XIX, Senior Secured Notes, 4.900% due 1/17/13 (d)	44,430
		Bank of America Corp.:
375,000	A	5.625% due 10/14/16	367,527
155,000	A	6.000% due 9/01/17	154,269
3,600,000	A	5.650% due 5/01/18 (b)	3,502,878
3,700,000	A	Barclays Bank PLC, Senior Subordinated Notes, 6.050% due 12/04/17 (b)(d)	3,651,715
300,000	B	Barnett Capital III, Bank Guaranteed Notes, 1.108% due 2/01/27 (a)	165,009
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A+	6.400% due 10/02/17	21,738
2,300,000	A+	7.250% due 2/01/18	2,627,053
150,000	AA	Belvoir Land LLC, Notes, 5.270% due 12/15/47 (d)	100,848
700,000	BBB	Capital One Financial Corp., Senior Notes, 7.375% due 5/23/14	764,357
972,718	BBB	Cedar Brakes II LLC, Secured Notes, 9.875% due 9/01/13 (d)	964,557
		Countrywide Financial Corp., Company Guaranteed Notes:
500,000	A	4.500% due 6/15/10	504,888
300,000	A	5.800% due 6/07/12	311,476
950,000	A	Countrywide Home Loans Inc., Company Guaranteed Notes, 4.000% due 3/22/11	959,571
1,000,000	BBB+	Credit Suisse Guernsey, Junior Subordinated Notes, 1.130% due 5/29/49 (a)	556,250
		Credit Suisse/New York NY:
1,265,000	A+	Senior Unsecured Notes, 5.000% due 5/15/13	1,344,104
1,570,000	A	Subordinated Notes, 6.000% due 2/15/18	1,617,386
680,000	BB	El Paso Performance-Linked Trust, Senior Unsecured Notes, 7.750% due 7/15/11 (d)	698,275
1,500,000	BBB+	Farmers Exchange Capital, Debentures Notes, 7.050% due 7/15/28 (d)	1,211,921
		General Electric Capital Corp.:
1,575,000	AAA	FDIC Guaranteed Notes, 2.625% due 12/28/12	1,612,252
		Senior Unsecured Notes:
2,080,000	AA+	5.000% due 11/15/11	2,178,654
145,000	AA+	5.875% due 2/15/12	154,273
55,000	AA+	5.000% due 4/10/12	56,933
20,000	AA+	5.450% due 1/15/13	21,101
700,000	AA+	0.555% due 3/20/14 (a)	556,747

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Diversified Financial Services — 4.9% — (continued)

$575,000	AA+	5.900% due 5/13/14	$616,407
1,270,000	AA+	0.889% due 9/15/14 (a)	1,123,533
750,000	AA+	0.661% due 5/11/16 (a)	634,186
690,000	AA+	5.625% due 5/01/18	688,243
775,000	AA+	0.852% due 5/05/26 (a)	568,506
500,000	AA+	5.875% due 1/14/38 (b)	445,285
		Subordinated Notes:
1,100,000	A+	6.500% due 9/15/67 (a)(d)	1,220,025
1,050,000	A+	6.375% due 11/15/67 (a)	849,148
		GMAC LLC:
143,000	CCC	Company Guaranteed Notes, 7.750% due 1/19/10 (d)	143,358
100,000	CCC	Senior Unsecured Notes, 8.000% due 11/01/31 (b)	75,738
585,000	A	HSBC Finance Corp., Senior Unsecured Notes, 4.125% due 11/16/09	588,351
270,000	BBB-	ILFC E-Capital Trust II, Company Guaranteed Notes, 6.250% due 12/21/65 (a)(d)	116,100
240,000	AA	Irwin Land LLC, Bonds, 5.300% due 12/15/35 (d)	181,471
1,450,000	BBB+	JP Morgan Chase Capital XIII, Company Guaranteed Notes, 1.548% due 9/30/34 (a)	961,627
		JPMorgan Chase & Co.:
1,425,000	AAA	FDIC Guaranteed Notes, 2.200% due 6/15/12	1,447,267
400,000	BBB+	Junior Subordinated Notes, 7.900% due 4/29/49 (a)	382,361
1,620,000	A	Senior Subordinated Notes, 6.750% due 2/01/11	1,725,001
		Senior Unsecured Notes:
1,475,000	A+	4.650% due 6/01/14	1,541,733
500,000	A+	6.300% due 4/23/19	549,141
750,000	A+	6.400% due 5/15/38	831,077
295,000	A	5.125% due 9/15/14	308,394
330,000	A	5.150% due 10/01/15	337,393
630,000	A	6.125% due 6/27/17	665,528
100,000	C (e)	Kaupthing Bank Hf, Senior Notes, 5.750% due 10/04/11 (d)(g)(h)	19,500
190,000	BBB+	MUFG Capital Finance 1 Ltd., Bank Guaranteed Notes, 6.346% due 7/29/49 (a)	174,741
70,000	BBB	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Notes, 7.191% due 12/29/49 (a)(d)	55,360
410,000	BB+	TNK-BP Finance SA, Company Guaranteed Notes, 7.500% due 7/18/16 (d)	387,450
1,375,000	AA-	Wachovia Bank NA, Subordinated Notes, 6.000% due 11/15/17	1,441,437
230,000	A-	Wachovia Capital Trust III, Bank Guaranteed Notes, 5.800% due 3/29/49 (a)	151,800
150,000	A-	Wells Fargo Capital X, Company Guaranteed Notes, 5.950% due 12/15/36	123,750

		Total Diversified Financial Services	42,625,728

Diversified Telecommunication Services — 1.8%
		AT&T Inc., Senior Unsecured Notes:
170,000	A	5.100% due 9/15/14	183,959
140,000	A	5.800% due 2/15/19	150,576
200,000	A	6.500% due 9/01/37	216,084
2,575,000	A	6.300% due 1/15/38 (b)	2,712,498
540,000	A	6.550% due 2/15/39	591,229
235,000	BBB	British Telecommunications PLC, Senior Unsecured Notes, 9.125% due 12/15/10	253,264
225,000	BBB-	COX Communications Inc., Bonds, 8.375% due 3/01/39 (d)	279,889
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	234,479
		Embarq Corp., Senior Unsecured Notes:
740,000	BBB-	6.738% due 6/01/13	792,078
3,000,000	BBB-	7.082% due 6/01/16 (b)	3,207,309
		Frontier Communications Corp., Senior Unsecured Notes:
20,000	BB	9.250% due 5/15/11	21,150
15,000	BB	7.875% due 1/15/27	13,050
95,000	CCC	Level 3 Financing Inc., Company Guaranteed Notes, 9.250% due 11/01/14	78,375
55,000	A	New Cingular Wireless Services Inc., Senior Unsecured Notes, 8.125% due 5/01/12	62,607
240,000	BBB+	Royal KPN NV, Senior Unsecured Notes, 8.375% due 10/01/30	307,348
160,000	BBB	Telecom Italia Capital SA, Company Guaranteed Notes, 4.950% due 9/30/14	165,318

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Diversified Telecommunication Services — 1.8% — (continued)

$425,000	A-	Telefonica Emisiones SAU, Company Guaranteed Notes, 4.949% due 1/15/15	$451,349
475,000	A-	Telefonica Europe BV, Company Guaranteed Notes, 7.750% due 9/15/10	503,776
		Verizon Communications Inc.:
280,000	A	Bonds, 6.900% due 4/15/38	321,484
		Senior Unsecured Notes:
340,000	A	6.875% due 4/01/12	370,661
700,000	A	5.550% due 2/15/16 (b)	744,519
2,415,000	A	8.500% due 11/15/18 (d)	3,047,068
165,000	A	5.125% due 6/15/33	137,027
		Verizon Global Funding Corp., Senior Unsecured Notes:
5,000	A	6.875% due 6/15/12	5,566
165,000	A	7.375% due 9/01/12	187,296
855,000	A-	Vodafone Group PLC, Senior Unsecured Notes, 4.150% due 6/10/14	876,721
165,000	BB	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/01/16	166,444

		Total Diversified Telecommunication Services	16,081,124

Electric Utilities — 1.4%
275,000	A	Alabama Power Co., Senior Unsecured Notes, 6.000% due 3/01/39	305,365
610,000	A	Duke Energy Carolinas LLC, 1st Mortgage Notes, 5.100% due 4/15/18	641,391
		Edison Mission Energy, Senior Unsecured Notes:
220,000	B	7.200% due 5/15/19	160,600
50,000	B	7.625% due 5/15/27	33,750
95,400	B-	Company Guaranteed Notes, 11.250% due 11/01/17 (j)	58,671
160,000	CCC	Senior Unsecured Notes, 6.500% due 11/15/24	77,018
1,345,000	BBB+	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/01/19	1,485,873
115,000	BBB-	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	105,717
540,000	BBB-	FirstEnergy Corp., Senior Unsecured Notes, 7.375% due 11/15/31	597,832
145,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/01/35	142,728
		Florida Power Corp., 1st Mortgage Notes:
195,000	A-	5.900% due 3/01/33	213,139
125,000	A-	6.400% due 6/15/38	147,063
5,000	A+	Hydro-Quebec, Local Government Guaranteed Notes, 6.300% due 5/11/11	5,420
1,700,000	BBB	Illinois Power Co., Senior Secured Notes, 6.250% due 4/01/18 (b)	1,794,970
640,000	BB+	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	592,367
575,000	BBB	Kansas City Power & Light Co., Senior Unsecured Notes, 6.375% due 3/01/18	628,094
750,000	BBB	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	743,844
		Midamerican Energy Holdings Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	259,376
225,000	BBB+	6.500% due 9/15/37	250,753
		Pacific Gas & Electric Co., Senior Unsecured Notes:
350,000	BBB+	5.625% due 11/30/17	379,949
210,000	BBB+	6.050% due 3/01/34	229,663
800,000	BBB	PSEG Power LLC, Company Guaranteed Notes, 7.750% due 4/15/11 (b)	862,725
800,000	BB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	801,042
95,000	A-	Public Service Electric & Gas Co., Secured Notes, 5.250% due 7/01/35	96,219
300,000	A-	Scottish Power PLC, Senior Unsecured Notes, 4.910% due 3/15/10	305,485
900,000	BBB-	Texas-New Mexico Power Co., 1st Mortgage Notes, 9.500% due 4/01/19 (d)	1,053,243
		TXU Corp., Senior Unsecured Notes:
120,000	CCC	5.550% due 11/15/14	77,742
635,000	CCC	6.550% due 11/15/34	289,945

		Total Electric Utilities	12,339,984

Energy Equipment & Services — 0.1%
110,000	BB	Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.750% due 5/15/17	104,500
160,000	B	Dynegy Holdings Inc., Senior Unsecured Notes, 7.750% due 6/01/19	114,400
350,000	A	Halliburton Co., Senior Unsecured Notes, 5.500% due 10/15/10	364,898

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Energy Equipment & Services — 0.1% — (continued)

$60,000	BBB-	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14	$60,900

		Total Energy Equipment & Services	644,698

Food & Staples Retailing — 0.1%
700,000	BBB+	CVS Caremark Corp., Notes, 6.600% due 3/15/19	794,039

Food Products — 0.2%
600,000	BBB+	Kellogg Co., Senior Unsecured Notes, 4.450% due 5/30/16	628,743
		Kraft Foods Inc., Senior Unsecured Notes:
600,000	BBB+	6.500% due 8/11/17	672,201
310,000	BBB+	6.125% due 2/01/18	339,821

		Total Food Products	1,640,765

Gas Utilities — 0.3%
		CenterPoint Energy Resources Corp., Senior Unsecured Notes:
650,000	BBB	7.875% due 4/01/13	730,968
200,000	BBB	6.150% due 5/01/16	206,297
600,000	BBB	6.000% due 5/15/18	606,984
560,000	BBB-	Energy Transfer Partners LP, Senior Unsecured Notes, 9.000% due 4/15/19	675,635
60,000	B+	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 6.875% due 12/15/13	58,500

		Total Gas Utilities	2,278,384

Health Care Providers & Services — 0.6%
50,000	BBB+	AmerisourceBergen Corp., Company Guaranteed Notes, 5.875% due 9/15/15	53,602
140,000	B+	DaVita Inc., Company Guaranteed Notes, 6.625% due 3/15/13	136,500
		HCA Inc.:
		Secured Notes:
1,260,000	BB-	9.250% due 11/15/16 (b)	1,278,900
66,268	BB-	9.625% due 11/15/16 (j)	67,096
1,345,000	BB	Senior Secured Notes, 8.500% due 4/15/19 (d)	1,368,538
		Senior Unsecured Notes:
30,000	B-	7.875% due 2/01/11	30,300
200,000	B-	6.250% due 2/15/13	186,500
120,000	B-	7.190% due 11/15/15	106,077
29,000	B-	6.500% due 2/15/16	25,375
615,000	AA-	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/01/19 (d)	681,880
		Tenet Healthcare Corp., Senior Secured Notes:
38,000	BB-	9.000% due 5/01/15 (d)	39,140
38,000	BB-	10.000% due 5/01/18 (d)	41,135
770,000	A-	UnitedHealth Group Inc., Senior Unsecured Notes, 5.250% due 3/15/11	797,062
		WellPoint Inc., Senior Unsecured Notes:
740,000	A-	5.000% due 1/15/11	765,104
30,000	A-	5.875% due 6/15/17	31,164

		Total Health Care Providers & Services	5,608,373

Hotels, Restaurants & Leisure — 0.0%
		Boyd Gaming Corp., Senior Subordinated Notes:
25,000	B+	6.750% due 4/15/14 (i)	21,906
80,000	B+	7.125% due 2/01/16 (i)	67,000
30,000	D	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10 (g)(h)	13,350
		MGM Mirage, Company Guaranteed Notes:
5,000	CCC+	8.500% due 9/15/10	4,875
30,000	CCC+	6.750% due 9/01/12	24,075
20,000	CCC+	6.625% due 7/15/15	14,450
100,000	CCC+	7.625% due 1/15/17	72,000
10,000	CCC+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8.000% due 4/01/12	8,250

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Hotels, Restaurants & Leisure — 0.0% — (continued)

$20,000	B+	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/01/11	$17,700
		Station Casinos Inc.:
5,000	D	Senior Subordinated Notes, 6.875% due 3/01/16 (g)(h)	200
		Senior Unsecured Notes:
28,000	D	6.000% due 4/01/12 (g)(h)	8,995
95,000	D	7.750% due 8/15/16 (g)(h)	30,044

		Total Hotels, Restaurants & Leisure	282,845

Household Durables — 0.1%
20,000	CCC+	American Achievement Corp., Company Guaranteed Notes, 8.250% due 4/01/12 (d)	19,700
600,000	BBB-	Newell Rubbermaid Inc., Senior Unsecured Notes, 10.600% due 4/15/19 (b)	700,078

		Total Household Durables	719,778

Independent Power Producers & Energy Traders — 0.1%
		AES Corp.:
53,000	BB+	Senior Secured Notes, 8.750% due 5/15/13 (d)	54,060
		Senior Unsecured Notes:
130,000	BB-	7.750% due 10/15/15	126,750
690,000	BB-	8.000% due 10/15/17	664,125
		NRG Energy Inc., Company Guaranteed Notes:
115,000	BB-	7.250% due 2/01/14	112,125
40,000	BB-	7.375% due 2/01/16	38,350
15,000	BB-	7.375% due 1/15/17	14,325

		Total Independent Power Producers & Energy Traders	1,009,735

Industrial Conglomerates — 0.1%
		Tyco International Group SA, Company Guaranteed Notes:
300,000	BBB+	6.375% due 10/15/11	320,890
420,000	BBB+	6.000% due 11/15/13	452,235
236,000	BBB+	6.875% due 1/15/21	255,531

		Total Industrial Conglomerates	1,028,656

Insurance — 1.8%
		American International Group Inc., Senior Unsecured Notes:
600,000	A-	1.144% due 7/19/13 (a)	581,611
2,100,000	A-	5.850% due 1/16/18 (b)	1,401,433
2,300,000	A-	8.250% due 8/15/18 (b)	1,844,653
245,000	AAA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.750% due 5/15/12	262,073
600,000	BBB	MetLife Capital Trust X, Collateral Trust Notes, 9.250% due 4/08/38 (a)(d)	584,933
		MetLife Inc.:
1,540,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	1,228,150
1,300,000	A-	Notes, 7.717% due 2/15/19	1,523,239
		Metropolitan Life Global Funding I, Senior Secured Notes:
2,500,000	AA-	0.480% due 5/17/10 (a)(b)(d)	2,483,245
1,300,000	AA-	5.125% due 4/10/13 (d)	1,338,510
375,000	AA-	5.125% due 6/10/14 (d)	391,194
2,400,000	AAA	New York Life Global Funding, Notes, 4.650% due 5/09/13 (b)(d)	2,487,921
1,150,000	AA-	Pricoa Global Funding I, Notes, 5.450% due 6/11/14 (d)	1,182,798
720,000	BBB	Travelers Cos., Inc., Junior Subordinated Notes, 6.250% due 3/15/37 (a)	614,861

		Total Insurance	15,924,621

Media — 1.2%
30,000	BBB+	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 8.375% due 3/15/13	34,696
		Comcast Cable Communications LLC, Company Guaranteed Notes:
1,300,000	BBB+	6.750% due 1/30/11	1,382,953
170,000	BBB+	8.875% due 5/01/17	203,504

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Media — 1.2% — (continued)

$280,000	BBB+	Comcast Cable Holdings LLC, Senior Unsecured Notes, 9.800% due 2/01/12	$317,227
		Comcast Corp., Company Guaranteed Notes:
220,000	BBB+	5.300% due 1/15/14	234,383
280,000	BBB+	6.500% due 1/15/15	310,426
30,000	BBB+	6.500% due 1/15/17	32,924
30,000	BBB+	5.875% due 2/15/18	31,948
740,000	BBB+	5.700% due 5/15/18	782,754
250,000	BBB+	6.450% due 3/15/37	267,564
65,000	BB	CSC Holdings Inc., Senior Unsecured Notes, 7.625% due 4/01/11	66,137
70,000	BBB-	DirecTV Holdings LLC/DirecTV Financing Co., Company Guaranteed Notes, 8.375% due 3/15/13	72,100
		DISH DBS Corp., Company Guaranteed Notes:
20,000	BB-	7.000% due 10/01/13	19,700
50,000	BB-	6.625% due 10/01/14	47,625
25,000	BB-	Echostar DBS Corp., Company Guaranteed Notes, 7.125% due 2/01/16	24,125
10,000	B	Lamar Media Corp., Company Guaranteed Notes, 6.625% due 8/15/15	8,800
10,000	BB+	Liberty Media LLC, Senior Unsecured Notes, 5.700% due 5/15/13	9,550
125,000	BBB+	News America Holdings Inc., Company Guaranteed Notes, 8.500% due 2/23/25	138,456
		News America Inc., Company Guaranteed Notes:
315,000	BBB+	7.625% due 11/30/28	327,351
35,000	BBB+	6.200% due 12/15/34	34,073
415,000	BBB+	Reed Elsevier Capital Inc., Company Guaranteed Notes, 8.625% due 1/15/19	505,663
70,000	BBB	Rogers Cable Inc., Senior Secured Notes, 6.750% due 3/15/15	78,602
5,000	B+	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	3,413
		Time Warner Cable Inc., Company Guaranteed Notes:
740,000	BBB	5.400% due 7/02/12	789,875
450,000	BBB	5.850% due 5/01/17	473,302
10,000	BBB	8.750% due 2/14/19	12,331
240,000	BBB	8.250% due 4/01/19	288,695
50,000	BBB	Time Warner Entertainment Co. LLP, Senior Unsecured Notes, 8.375% due 7/15/33	60,386
		Time Warner Inc., Company Guaranteed Notes:
2,800,000	BBB	0.684% due 11/13/09 (a)(b)	2,800,417
235,000	BBB	6.875% due 5/01/12	257,158
125,000	BBB	7.570% due 2/01/24	131,868
95,000	BBB	7.700% due 5/01/32	105,636
280,000	BBB	Turner Broadcasting System Inc., Senior Unsecured Notes, 8.375% due 7/01/13	321,607

		Total Media	10,175,249

Metals & Mining — 0.1%
100,000	A	Corp. Nacional del Cobre de Chile, Senior Unsecured Notes, 4.750% due 10/15/14 (d)	106,095
190,000	BBB-	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/01/17	198,352
460,000	BBB+	Rio Tinto Finance USA Ltd., Company Guaranteed Notes, 6.500% due 7/15/18	496,050
		Steel Dynamics Inc., Company Guaranteed Notes:
5,000	BB+	7.375% due 11/01/12	4,937
90,000	BB+	6.750% due 4/01/15	84,375
260,000	BBB+	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	261,613

		Total Metals & Mining	1,151,422

Multiline Retail — 0.0%
20,000	BB	JC Penney Corp. Inc., Senior Unsecured Notes, 7.400% due 4/01/37	16,900

Multi-Utilities — 0.1%
		Dominion Resources Inc., Senior Unsecured Notes:
175,000	A-	5.125% due 12/15/09	176,578
70,000	A-	4.750% due 12/15/10	72,195
330,000	A-	5.700% due 9/17/12	359,187

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Multi-Utilities — 0.1% — (continued)

$105,000	A-	7.195% due 9/15/14	$121,632

		Total Multi-Utilities	729,592

Oil, Gas & Consumable Fuels — 2.7%
3,000,000	BBB	ABN Amro Bank/Deutschland for Gazprom, Secured Notes, 9.625% due 3/01/13	3,291,300
540,000	BBB-	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.450% due 9/15/36	536,226
540,000	A-	Apache Corp., Senior Unsecured Notes, 5.625% due 1/15/17	586,103
755,000	AA	Atlantic Richfield Co., Senior Unsecured Notes, 9.125% due 3/01/11	841,217
200,000	BBB	Canadian Natural Resources Ltd., Senior Unsecured Notes, 6.500% due 2/15/37	217,100
		Chesapeake Energy Corp., Company Guaranteed Notes:
40,000	BB	6.375% due 6/15/15	36,650
30,000	BB	6.250% due 1/15/18	26,250
65,000	BB	7.250% due 12/15/18	59,800
35,000	BB	Cie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.500% due 5/15/15	33,425
120,000	B+	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	103,500
		ConocoPhillips, Company Guaranteed Notes:
515,000	A	4.600% due 1/15/15	549,062
520,000	A	6.000% due 1/15/20	580,518
275,000	A	ConocoPhillips Holding Co., Senior Unsecured Notes, 6.950% due 4/15/29	317,935
760,000	BBB+	Devon Financing Corp. ULC, Company Guaranteed Notes, 6.875% due 9/30/11	829,734
		El Paso Corp., Senior Unsecured Notes:
227,000	BB-	7.800% due 8/01/31	203,539
325,000	BB-	7.750% due 1/15/32	291,023
500,000	BBB-	Enterprise Products Operating LLC, Company Guaranteed Notes, 6.300% due 9/15/17	537,939
100,000	BBB	Gaz Capital SA, Senior Secured Notes, 6.510% due 3/07/22 (d)	82,375
		Hess Corp., Senior Unsecured Notes:
300,000	BBB-	6.650% due 8/15/11	322,332
50,000	BBB-	7.875% due 10/01/29	59,507
460,000	BBB-	7.300% due 8/15/31	508,145
685,000	BBB-	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	755,493
		Kinder Morgan Energy Partners LP, Senior Unsecured Notes:
190,000	BBB	6.750% due 3/15/11	200,863
50,000	BBB	5.850% due 9/15/12	53,467
230,000	BBB	6.000% due 2/01/17	237,108
410,000	BBB	6.950% due 1/15/38	444,690
1,100,000	BBB+	Marathon Oil Corp., Senior Notes, 7.500% due 2/15/19	1,258,225
55,000	B	OPTI Canada Inc., Secured Notes, 8.250% due 12/15/14	36,025
1,000,000	BBB-	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/01/19	1,160,879
39,000	BB+	Peabody Energy Corp., Company Guaranteed Notes, 6.875% due 3/15/13	39,195
29,000	BBB+	Pemex Project Funding Master Trust, Company Guaranteed Notes, 6.625% due 6/15/35	26,558
1,455,000	B+	Sabine Pass LNG LP, Senior Secured Notes, 7.250% due 11/30/13	1,258,575
90,000	AAA	SeaRiver Maritime Inc., Company Guaranteed Notes, 3.904% due 9/01/12	83,411
65,000	NR	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)(g)(h)	4,225
900,000	AA+	Shell International Finance BV, Company Guaranteed Notes, 4.000% due 3/21/14	943,276
		Southern Natural Gas Co., Senior Unsecured Notes:
40,000	BB	5.900% due 4/01/17 (d)	41,176
58,000	BB	8.000% due 3/01/32	67,481
1,300,000	BBB+	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/01/39 (b)	1,393,733
49,000	BB	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	49,000
110,000	BB	Tennessee Gas Pipeline Co., Senior Unsecured Notes, 7.625% due 4/01/37	123,501
370,000	BBB-	TEPPCO Partners LP, Company Guaranteed Notes, 6.125% due 2/01/13	397,377
1,250,000	BBB	Valero Energy Corp., Senior Unsecured Notes, 9.375% due 3/15/19	1,443,839
		Williams Cos., Inc., Senior Unsecured Notes:
1,070,000	BB+	8.750% due 1/15/20	1,216,772
80,000	BB+	7.875% due 9/01/21	86,798
340,000	BB+	7.500% due 1/15/31	341,432

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)
Oil, Gas & Consumable Fuels — 2.7% — (continued)

$240,000	BB+	7.750% due 6/15/31	$244,817
353,000	BB+	8.750% due 3/15/32	398,151
		XTO Energy Inc., Senior Unsecured Notes:
430,000	BBB	7.500% due 4/15/12	478,166
365,000	BBB	6.250% due 4/15/13	392,687
40,000	BBB	5.650% due 4/01/16	41,948
30,000	BBB	5.500% due 6/15/18	30,956
40,000	BBB	6.750% due 8/01/37	44,008

		Total Oil, Gas & Consumable Fuels	23,307,512

Paper & Forest Products — 0.0%
1,000	B+	Georgia-Pacific Corp., Senior Unsecured Notes, 8.125% due 5/15/11	1,033
385,000	BBB-	Weyerhaeuser Co., Senior Unsecured Notes, 6.750% due 3/15/12	397,982

		Total Paper & Forest Products	399,015

Pharmaceuticals — 0.3%
650,000	AA	Abbott Laboratories, Senior Unsecured Notes, 5.600% due 11/30/17	712,560
650,000	A+	GlaxoSmithKline Capital Inc., Company Guaranteed Notes, 5.650% due 5/15/18	710,370
300,000	AAA	Pfizer Inc., Senior Unsecured Notes, 7.200% due 3/15/39	377,948
175,000	A-	Schering-Plough Corp., Senior Unsecured Notes, 6.550% due 9/15/37	208,512
300,000	BBB+	Teva Pharmaceutical Finance LLC, Company Guaranteed Notes, 6.150% due 2/01/36	324,381
350,000	A+	Wyeth, Senior Unsecured Notes, 5.950% due 4/01/37	382,494

		Total Pharmaceuticals	2,716,265

Real Estate Investment Trusts (REITs) — 0.4%
700,000	BBB	Duke Realty LP, Senior Unsecured Notes, 6.500% due 1/15/18	645,005
		Forest City Enterprises Inc., Senior Unsecured Notes:
10,000	B-	7.625% due 6/01/15	6,325
19,000	B-	6.500% due 2/01/17	10,165
		HCP Inc., Senior Unsecured Notes:
820,000	BBB	5.950% due 9/15/11	833,181
700,000	BBB	6.450% due 6/25/12	719,733
9,000	BBB-	Health Care REIT Inc., Senior Unsecured Notes, 8.000% due 9/12/12	9,515
30,000	BB+	Host Hotels & Resorts LP, Company Guaranteed Notes, 6.750% due 6/01/16	28,050
300,000	CCC+	iStar Financial Inc., Senior Unsecured Notes, 5.800% due 3/15/11 (b)(i)	174,000
330,000	C	Realogy Corp., Company Guaranteed Notes, 12.375% due 4/15/15	135,300
800,000	BBB	UDR Inc., Senior Unsecured Notes, 5.000% due 1/15/12	795,215
		Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes:
30,000	BBB-	9.000% due 5/01/12	31,575
20,000	BBB-	6.750% due 4/01/17	18,900
465,000	A-	WEA Finance LLC, Company Guaranteed Notes, 7.500% due 6/02/14 (d)	500,025

		Total Real Estate Investment Trusts (REITs)	3,906,989

Road & Rail — 0.0%
10,000	B+	Kansas City Southern de Mexico SA de CV, Senior Unsecured Notes, 9.375% due 5/01/12	9,900
20,000	BBB+	Norfolk Southern Corp., Senior Unsecured Notes, 6.750% due 2/15/11	21,227
140,000	BBB	Union Pacific Corp., Senior Unsecured Notes, 5.375% due 5/01/14	150,165

		Total Road & Rail	181,292

Software — 0.1%
525,000	A	Oracle Corp., Senior Unsecured Notes, 3.750% due 7/08/14	542,985

Tobacco — 0.1%
400,000	BBB	Altria Group Inc., Company Guaranteed Notes, 9.700% due 11/10/18 (b)	490,080
175,000	A	Philip Morris International Inc., Senior Unsecured Notes, 5.650% due 5/16/18	186,428
85,000	BBB	Reynolds American Inc., Senior Secured Notes, 7.250% due 6/01/12	90,825

		Total Tobacco	767,333

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount		Rating‡	Security	Value

CORPORATE BONDS & NOTES — 24.6% — (continued)

Wireless Telecommunication Services — 0.0%
$50,000		A	GTE Corp., Company Guaranteed Notes, 6.940% due 4/15/28	$53,708
10,000		BBB	Rogers Wireless Inc., Senior Secured Notes, 6.375% due 3/01/14	11,052

			Total Wireless Telecommunication Services	64,748

			TOTAL CORPORATE BONDS & NOTES (Cost — $217,911,331)	214,466,398

MUNICIPAL BONDS — 1.6%
California — 0.3%
			State of California, GO:
700,000		A	5.000% due 06/01/2037 (b)	665,700
1,100,000		A	5.000% due 11/01/2037 (b)	1,045,759
100,000		A	5.000% due 12/01/2037 (b)	95,062
1,150,000		A	7.550% due 04/01/2039	1,234,502

			Total California	3,041,023

Colorado — 0.0%
435,000		AA-	State of Colorado, Certificate of Participation, Series B, 6.250% due 9/15/29	451,700

Illinois — 0.9%
			Chicago Transit Authority:
3,500,000		AA+	Series A, 6.899% due 12/1/40 (b)	3,836,770
2,700,000		AA+	Series B, 6.899% due 12/1/40 (b)	2,941,758
			Chicago, IL:
510,000		AAA	GO, Series A, FSA-Insured , 4.750% due 1/01/36 (b)	472,490
250,000		AAA	Metropolitan Water Reclamation District-Greater Chicago, 5.720%, due 12/1/38	265885

			Total Illinois	7,516,902

New York — 0.1%
190,000		AAA	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Series 1289, 7.429% due 12/15/13 (a)(b)	186,417
250,000		AA-	Port Authority of New York & New Jersey, Consolidated Bonds, 6.040% due 12/1/29	268,245

			Total New York	454,662

Ohio — 0.1%
1,000,000		BBB	Buckeye Ohio Tobacco Settlement, Series A-2, 5.750% due 6/1/34 (b)	781,120

Texas — 0.1%
140,000		AAA	Dallas, TX Area Rapid Transit Revenue Bond, 5.999% due 12/1/44	151,969
350,000		AA+	State of Texas, GO, 5.517% due 4/1/39	360,003

			Total Texas	511,972

Virginia — 0.1%
1,147,571		AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	1,144,518

			TOTAL MUNICIPAL BONDS (Cost — $13,381,438)	13,901,897

SOVEREIGN BONDS — 0.9%
Brazil — 0.2%
2,500,000	BRL	BBB-	Federative Republic of Brazil, Senior Unsecured Notes, 12.500% due 1/05/22	1,489,527

Canada — 0.2%
1,675,000		AA	Province of Ontario Canada, Bonds, 4.100% due 6/16/14	1,760,716

Hong Kong — 0.1%
1,000,000		AA+	Hong Kong Government International Bond, Notes, 5.125% due 8/01/14 (b)(d)	1,086,341

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

SOVEREIGN BONDS — 0.9% — (continued)

Mexico — 0.1%
		Mexico Government International Bond:
		Senior Unsecured Notes:
$70,000	BBB+	5.625% due 1/15/17	$71,225
45,000	BBB+	7.500% due 4/08/33	50,906
488,000	BBB+	6.750% due 9/27/34	508,740
275,000	BBB+	Unsubordinated Notes, 6.375% due 1/16/13	299,750

		Total Mexico	930,621

Qatar — 0.1%
255,000	AA-	Qatar Government International Bond, Senior Notes, 6.550% due 4/09/19 (d)	273,488

Russia — 0.1%
988,800	BBB	Russian Federation, Senior Unsecured Notes, 7.500% due 3/31/30	1,023,408

South Korea — 0.1%
1,050,000	A	Export-Import Bank of Korea, Notes, 0.798% due 10/04/11 (a)(b)(d)	1,052,727

		TOTAL SOVEREIGN BONDS (Cost — $7,228,240)	7,616,828

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 10.9%
U.S. GOVERNMENT OBLIGATIONS — 8.5%
		U.S. Treasury Bonds:
2,000,000		7.875% due 2/15/21 (b)	2,749,376
375,000		6.625% due 2/15/27	491,953
11,453,000		3.500% due 2/15/39	10,121,600
3,275,000		4.250% due 5/15/39 (b)	3,312,358
2,350,000		4.500% due 8/15/39	2,477,415
		U.S. Treasury Notes:
1,515,000		0.875% due 4/30/11 (b)(k)	1,517,781
15,000		1.750% due 8/15/12	15,123
200,000		2.625% due 6/30/14 (b)	202,672
6,355,000		2.375% due 8/31/14	6,352,522
1,370,000		2.625% due 4/30/16	1,342,708
6,125,000		5.125% due 5/15/16	6,946,614
1,280,000		3.250% due 5/31/16	1,303,100
4,175,000		3.000% due 8/31/16	4,167,176
700,000		3.500% due 2/15/18 (b)	709,188
4,860,000		3.125% due 5/15/19 (b)	4,745,145
6,825,000		3.625% due 8/15/19	6,955,105
		U.S. Treasury Bonds, Inflation Indexed:
194,528		2.375% due 1/15/25	199,208
347,757		2.000% due 1/15/26	338,628
2,898,508		2.375% due 1/15/27	2,974,594
7,289,426		1.750% due 1/15/28	6,811,058
6,288,984		2.500% due 1/15/29 (b)	6,601,471
		U.S. Treasury Notes, Inflation Indexed:
1,373,136		2.000% due 7/15/14 (b)	1,402,743
		U.S. Treasury Strip Principal, Zero coupon bond to yield:
2,030,000		4.510% due 5/15/25 (l)	1,013,356
2,900,000		4.323% due 11/15/27 (l)	1,322,672

		TOTAL U.S. GOVERNMENT OBLIGATIONS	74,073,566

U.S. GOVERNMENT AGENCIES — 2.4%
400,000		Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12	432,285
		Federal Home Loan Bank (FHLB):
535,000		5.625% due 6/13/16	535,411
2,430,000		5.000% due 11/17/17	2,633,663

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

U.S. GOVERNMENT AGENCIES — 2.4% — (continued)

$1,120,000		5.125% due 11/17/17	$1,235,827
470,000		5.625% due 11/23/35	481,114
		Federal National Mortgage Association (FNMA):
945,000		1.875% due 4/20/12	952,759
670,000		5.250% due 8/1/12	716,603
2,700,000		1.750% due 8/10/12	2,703,356
2,075,000		5.125% due 1/2/14	2,199,178
2,250,000		2.750% due 3/13/14	2,277,974
2,550,000		2.500% due 5/15/14	2,538,709
1,795,000		3.500% due 8/25/14	1,806,853
1,195,000		3.000% due 9/16/14	1,215,308
1,170,000		5.550% due 2/16/17	1,191,263
290,000		0.000% due 10/9/19	160,566

		TOTAL U.S. GOVERNMENT AGENCIES	21,080,869

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $93,312,106)	95,154,435

Shares

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
100		Home Ownership Funding CP II, 1.000% (d)(g)(m)	$9,602
120		Preferred Blocker Inc., 7.000% (d)	55,834

		Total Diversified Financial Services	65,436

		TOTAL FINANCIALS	65,436

		TOTAL PREFERRED STOCKS (Cost — $112,274)	65,436

CONVERTIBLE PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
3,000		Motors Liquidation Co., 6.250%	10,087
20,000		Motors Liquidation Co., 5.250% (b)	67,250

		Total Automobiles	77,337

		TOTAL CONSUMER DISCRETIONARY	77,337

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
35		McLeodUSA Inc., 2.500% (g)(m)	0

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $136,625)	77,337

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $878,349,514)	861,472,490

Face
Amount†

SHORT-TERM INVESTMENTS (n) — 12.4%
COMMERCIAL PAPER — 0.3%
2,875,000		National Rural Utilities Cooperative Finance Corp., 0.280% due 9/21/09 (l) (Cost — $2,874,553)	2,874,553

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount†		Security	Value

MONEY MARKET FUNDS — 0.1%
116,787		CGCM Money Market Investments (o)	$116,787
360,272		The AIM STIT — Liquid Asset Portfolio (o)	360,272

		TOTAL MONEY MARKET FUNDS (Cost — $477,059)	477,059

REPURCHASE AGREEMENTS — 6.1%
11,650,000		Banc of America repurchase agreement dated 08/31/09, 0.140% due 9/1/09, Proceeds at maturity — $11,650,045; (Fully collateralized by U.S. Treasury Bill 0.160% due 12/24/09; Market Value — $11,878,978) (l)	11,650,000
100,000		Barclays Capital Inc. repurchase agreement dated 08/31/09, 0.200% due 9/1/09, Proceeds at maturity — $100,001; (Fully collateralized by U.S. Treasury Bond 3.875% due 4/15/29; Market Value — $103,224) (l)	100,000
4,700,000		Barclays Capital Inc. repurchase agreement dated 08/31/09, 0.200% due 9/8/09, Proceeds at maturity — $4,700,209; (Fully collateralized by FHLMC 0.402% due 8/5/11; Market Value — $4,856,366) (l)	4,700,000
11,650,000		JPMorgan Chase & Co. repurchase agreement dated 08/31/09, 0.170% due 9/1/09, Proceeds at maturity — $11,650,055; (Fully collateralized by FHLB 0.082% due 9/2/09; Market Value — $11,882,973) (l)	11,650,000
25,500,000		UBS Securities LLC repurchase agreement dated 08/31/09, 0.210% due 9/1/09, Proceeds at maturity — $25,500,149; (Fully collateralized by FHLMC 2.000% due 3/19/12; Market Value — $26,139,810) (l)	25,500,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $53,600,000)	53,600,000

TIME DEPOSITS — 2.5%
512,126	JPY	0.010% due 9/1/09	5,517
82,778	CAD	0.037% due 9/1/09	75,469
13,293	AUD	2.167% due 9/1/09	11,217
		JPMorgan Chase & Co. — London:
460,415	EUR	0.059% due 9/1/09	660,833
646,308	GBP	0.081% due 9/1/09	1,054,161
		Wells Fargo — Grand Cayman:
20,329,826		0.030% due 9/1/09	20,329,826

		TOTAL TIME DEPOSITS (Cost — $22,137,023)	22,137,023

U.S. GOVERNMENT AGENCIES — 2.4%
		Federal Home Loan Bank (FHLB), Discount Notes:
4,150,000		0.080% due 9/1/09 (l)	4,150,000
5,955,000		0.149% due 9/16/09 (l)	5,954,631
10,555,000		0.140% due 9/18/09 (l)	10,554,302

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $20,658,933)	20,658,933

U.S. GOVERNMENT OBLIGATION — 1.0%
8,400,000		U.S. Treasury Bill, 0.168% due 11/19/09 (l) (Cost — $8,396,900)	8,396,900

		TOTAL SHORT-TERM INVESTMENTS (Cost — $108,144,468)	108,144,468

		TOTAL INVESTMENTS — 111.2% (Cost — $986,493,982)	969,616,958

		Liabilities in Excess of Other Assets — (11.2%)	(97,698,494)

		TOTAL NET ASSETS — 100.0%	$871,918,464

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.
(b)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(c)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Illiquid Security.
(h)	Security is currently in default.
(i)	All or a portion of this security is on loan (See Note 1).
(j)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(l)	Rate shown represents yield-to-maturity.
(m)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(n)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 12.4%.
(o)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $988,322,627.

Abbreviation used in this schedule:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
EUR	—	Euro Dollar
FSA	—	Financial Security Assurance
GO	—	General Obligation
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
MASTR	—	Mortgage Asset Securitization Transactions Inc.
STRIPS	—	Separate Trading of Registered Interest and Principals.

See pages 133 and 134 for definition of ratings.

Summary of Investments by Security Typeˆ

Mortgage-Backed Securities	39.7%
Corporate Bonds & Notes	22.1
Collateralized Mortgage Obligations	14.5
U.S. Government & Agency Obligations	9.8
Municipal Bonds	1.4
Sovereign Bonds	0.8
Asset-Backed Securities	0.5
Convertible Preferred Stock	0.0	**
Preferred Stock	0.0	**
Short-Term Investments	11.2

	100.0%

ˆ	As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Schedule of Options Written

Contracts	Security Name	Expiration Date	Strike Price	Value

United States
7	Eurodollar Futures, Call	9/14/09	$97.63	$35,744
73	Eurodollar Futures, Put	3/15/10	98.38	12,319
48	Eurodollar Futures, Put	3/15/10	98.50	9,300
25	U.S. Treasury Bonds 30-Year Futures, Call	11/20/09	121.00	58,593

	Total United States			115,956

	TOTAL OPTIONS WRITTEN (Premiums received — $148,413)			$115,956

Schedule of Forward Sale Commitments

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$2,000,000	4.000% due 09/01/39 (a)	$1,956,250
3,000,000	4.500% due 09/01/39 (a)	3,016,875
1,000,000	5.500% due 09/01/39 (a)	1,041,094
5,000,000	6.000% due 09/01/39 (a)	5,261,720
12,000,000	5.500% due 10/01/39 (a)	12,448,128
8,200,000	6.000% due 10/01/39 (a)	8,598,471

	TOTAL OPEN SHORT SALES (Proceeds — $32,045,500)	$32,322,538

(a)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4%
Aerospace & Defense — 2.1%
$1,560,000	CCC	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/01/15 (a)	$1,099,800
		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., Company Guaranteed Notes:
640,000	CCC-	8.875% due 4/01/15 (b)	368,000
20,000	CCC-	9.750% due 4/01/17	11,500
		L-3 Communications Corp., Company Guaranteed Notes:
355,000	BB+	5.875% due 1/15/15	333,700
445,000	BB+	6.375% due 10/15/15	421,637
990,000	CCC	Vought Aircraft Industries Inc., Senior Notes, 8.000% due 7/15/11	950,400

		Total Aerospace & Defense	3,185,037

Airlines — 0.5%
250,000	BBB	American Airlines Pass Through Trust 2001-02, Pass Thru Certificates, 7.858% due 10/01/11	238,750
350,000	B+	Continental Airlines Inc., Pass Thru Certificates, 7.339% due 4/19/14	274,750
		Delta Air Lines Inc., Pass Thru Certificates:
125,000	BBB-	7.570% due 11/18/10	121,875
155,888	B	8.954% due 8/10/14	117,306
77,971	BB+	United Airlines Inc., Pass Thru Certificates, 7.032% due 10/01/10	77,191

		Total Airlines	829,872

Auto Components — 1.1%
100,000	B+	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16 (a)	103,750
670,000	CCC+	Allison Transmission Inc., Company Guaranteed Notes, 11.250% due 11/01/15 (a)(b)	566,150
630,000	B-	Exide Technologies, Senior Secured Notes, 10.500% due 3/15/13	607,950
80,000	CCC	Keystone Automotive Operations Inc., Company Guaranteed Notes, 9.750% due 11/01/13	21,400
330,000	B-	Titan International Inc., Company Guaranteed Notes, 8.000% due 1/15/12	319,275
		Visteon Corp., Senior Unsecured Notes:
96,000	NR	8.250% due 8/01/10 (c)	6,240
264,000	NR	12.250% due 12/31/16 (a)(c)	14,520

		Total Auto Components	1,639,285

Automobiles — 0.1%
		Motors Liquidation Co., Senior Unsecured Notes:
605,000	NR	7.200% due 1/15/11 (c)	92,263
730,000	NR	8.375% due 7/15/33 (c)	115,887

		Total Automobiles	208,150

Beverages — 0.6%
1,195,000	B-	Central European Distribution Corp., Senior Unsecured Notes, 3.000% due 3/15/13	982,888

Building Products — 1.0%
495,000	CCC-	AMH Holdings Inc., Senior Discount Notes, step bond to yield, 11.250% due 3/01/14	269,775
245,000	CCC	Associated Materials Inc., Company Guaranteed Notes, 9.750% due 4/15/12	220,500
730,000	CCC	Nortek Inc., Senior Secured Notes, 10.000% due 12/01/13	682,550
760,000	C	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/01/14 (e)	38,000
305,000	BBB-	Owens Corning, Company Guaranteed Notes, 7.000% due 12/01/36	232,136
35,000	BB	USG Corp., Company Guaranteed Notes, 9.750% due 8/01/14 (a)	36,138

		Total Building Products	1,479,099

Capital Markets — 0.0%
210,000	NR	Lehman Brothers Holdings Inc., Senior Unsecured Notes, 5.250% due 2/06/12 (c)	37,800

Chemicals — 0.5%
15,000	D	Arco Chemical Co., Senior Secured Notes, 10.250% due 11/01/10 (c)(d)	5,175
190,000	BB-	Ashland Inc., Company Guaranteed Notes, 9.125% due 6/01/17 (a)	199,975
295,000	CCC+	Huntsman International LLC, Company Guaranteed Notes, 7.875% due 11/15/14	264,025
250,000	B-	Sterling Chemicals Inc., Senior Secured Notes, 10.250% due 4/01/15	237,500

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Chemicals — 0.5% — (continued)

$27,000	BB	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	$25,785

		Total Chemicals	732,460

Commercial Banks — 1.7%
110,000	B	BAC Capital Trust VI, Bank Guaranteed Notes, 5.625% due 3/08/35	75,489
		Bank of America Corp., Junior Subordinated Notes:
90,000	B	8.000% due 12/29/49 (e)	78,916
50,000	B	8.125% due 12/29/49 (e)	43,847
		GMAC LLC:
		Company Guaranteed Notes:
560,000	CCC	6.625% due 5/15/12 (a)	498,400
165,000	CCC	6.750% due 12/01/14 (a)	136,950
723,000	CCC	8.000% due 11/01/31 (a)	565,747
51,000	CC	Subordinated Notes, 8.000% due 12/31/18 (a)	37,613
		Synovus Financial Corp., Subordinated Notes:
160,000	B+	4.875% due 2/15/13	103,814
285,000	B+	5.125% due 6/15/17	152,749
185,000	A-	Wells Fargo Capital XIII, Company Guaranteed Notes, 7.700% due 12/29/49 (e)	161,875
95,000	A-	Wells Fargo Capital XV, Company Guaranteed Notes, 9.750% due 12/29/49 (e)	96,900
900,000	BB+	Zions Bancorporation, Subordinated Notes, 6.000% due 9/15/15	666,806

		Total Commercial Banks	2,619,106

Commercial Services & Supplies — 3.5%
925,000	B-	ACE Cash Express Inc., Senior Notes, 10.250% due 10/01/14 (a)	504,125
475,000	B+	Cardtronics Inc., Company Guaranteed Notes, 9.250% due 8/15/13	465,500
450,000	B-	Cenveo Corp., Company Guaranteed Notes, 7.875% due 12/01/13	337,500
867,000	B+	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13	883,256
340,000	NR	Dollar Financial Corp., Senior Unsecured Notes, 2.875% due 6/30/27	274,550
510,000	CCC+	Education Management LLC/Education Management Corp., Company Guaranteed Notes, 10.250% due 6/01/16	536,138
350,000	B-	Interface Inc., Company Guaranteed Notes, 9.500% due 2/01/14	335,562
355,000	B+	Mobile Mini Inc., Company Guaranteed Notes, 9.750% due 8/01/14	356,775
370,000	B	Prospect Medical Holdings Inc., Senior Secured Notes, 12.750% due 7/15/14 (a)	347,800
		RSC Equipment Rental Inc.:
450,000	B-	Company Guaranteed Notes, 9.500% due 12/01/14	405,000
115,000	BB-	Senior Secured Notes, 10.000% due 7/15/17 (a)	120,175
190,000	BB-	Service Corp. International, Senior Unsecured Notes, 7.625% due 10/01/18	182,875
290,000	B-	Team Health Inc., Company Guaranteed Notes, 11.250% due 12/01/13	298,700
		US Investigations Services Inc., Company Guaranteed Notes:
20,000	CCC+	10.500% due 11/01/15 (a)	16,650
355,000	CCC+	11.750% due 5/01/16 (a)	272,463

		Total Commercial Services & Supplies	5,337,069

Computers & Peripherals — 0.7%
1,035,000	B+	Seagate Technology HDD Holdings, Company Guaranteed Notes, 6.800% due 10/01/16	931,500
180,000	B-	Sungard Data Systems Inc., Company Guaranteed Notes, 10.250% due 8/15/15	179,100

		Total Computers & Peripherals	1,110,600

Consumer Finance — 2.2%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,100,000	CCC+	7.250% due 10/25/11	1,034,877
42,500	CCC+	3.260% due 1/13/12 (e)	35,434
105,000	CCC+	7.500% due 8/01/12	96,705
2,045,000	CCC+	12.000% due 5/15/15	2,131,136

		Total Consumer Finance	3,298,152

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)

Containers & Packaging — 0.6%
		Graham Packaging Co., Inc., Company Guaranteed Notes:
$70,000	CCC+	8.500% due 10/15/12	$70,350
355,000	CCC+	9.875% due 10/15/14	355,000
95,000	BB-	Rock-Tenn Co., Company Guaranteed Notes, 9.250% due 3/15/16	100,462
330,000	B+	Solo Cup Co., Senior Secured Notes, 10.500% due 11/01/13 (a)	348,150

		Total Containers & Packaging	873,962

Diversified Financial Services — 5.2%
880,000	CCC-	AAC Group Holding Corp., Senior Unsecured Notes, step bond to yield, 10.250% due 10/01/12 (a)	743,600
520,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/01/13 (a)	423,800
350,000	CC	CIT Group Funding Co. of Delaware LLC, Company Guaranteed Notes, 4.650% due 7/01/10	287,715
		CIT Group Inc., Senior Unsecured Notes:
80,000	CC	4.125% due 11/03/09	52,352
320,000	CC	4.250% due 2/01/10	198,172
205,000	CC	0.759% due 3/12/10 (e)	128,381
285,000	CC	5.800% due 7/28/11	169,811
260,000	CC	5.400% due 1/30/16	146,296
110,000	BB	El Paso Performance-Linked Trust, Senior Unsecured Notes, 7.750% due 7/15/11 (a)	112,956
570,000	B	Global Cash Access LLC/Global Cash Finance Corp., Company Guaranteed Notes, 8.750% due 3/15/12	562,875
		International Lease Finance Corp., Senior Unsecured Notes:
1,795,000	BBB+	6.375% due 3/25/13	1,409,562
430,000	BBB+	5.875% due 5/01/13	338,653
295,000	BBB+	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/29/49 (e)	281,991
290,000	BB+	Leucadia National Corp., Senior Unsecured Notes, 8.125% due 9/15/15	285,650
		Nuveen Investments Inc.:
2,620,000	CCC	Senior Notes, 10.500% due 11/15/15 (a)	1,978,100
630,000	CCC	Senior Unsecured Notes, 5.500% due 9/15/15	374,850
55,000	CCC-	Ocwen Capital Trust 1, Company Guaranteed Notes, 10.875% due 8/01/27	46,200
270,000	B-	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	263,250
130,000	CCC+	Vanguard Health Holdings Co. I LLC, Company Guaranteed Notes, step bond to yield, 11.250% due 10/01/15	131,300

		Total Diversified Financial Services	7,935,514

Diversified Telecommunication Services — 9.3%
555,000	CCC+	Broadview Networks Holdings Inc., Senior Secured Notes, 11.375% due 9/01/12	480,075
1,425,000	B-	Cincinnati Bell Inc., Company Guaranteed Notes, 8.375% due 1/15/14	1,389,375
35,000	BB	Cincinnati Bell Telephone Co., Company Guaranteed Notes, 6.300% due 12/01/28	25,375
300,000	BB	Frontier Communications Corp., Senior Unsecured Notes, 6.625% due 3/15/15	279,750
495,000	B-	GC Impsat Holdings I PLC, Senior Unsecured Notes, 9.875% due 2/15/17 (a)	512,325
475,000	B-	Global Crossing UK Finance PLC, Company Guaranteed Notes, 10.750% due 12/15/14	429,875
140,000	NR	Hawaiian Telcom Communications Inc., Company Guaranteed Notes, 12.500% due 5/01/15 (c)(d)	175
210,000	BB-	Intelsat Corp., Senior Unsecured Notes, 9.250% due 8/15/14	214,200
190,000	CCC+	Intelsat Intermediate Holding Co., Ltd., Company Guaranteed Notes, step bond to yield, 9.500% due 2/01/15	186,200
		Intelsat Jackson Holdings Ltd., Company Guaranteed Notes:
595,000	BB-	9.500% due 6/15/16	614,337
165,000	CCC+	11.250% due 6/15/16	172,837
165,000	CCC+	11.500% due 6/15/16	168,713
		Level 3 Financing Inc., Company Guaranteed Notes:
385,000	CCC	12.250% due 3/15/13	377,300
980,000	CCC	9.250% due 11/01/14	808,500
650,000	BB-	NII Capital Corp., Company Guaranteed Notes, 10.000% due 8/15/16 (a)	646,750
400,000	BB-	Nordic Telephone Co. Holdings ApS, Senior Secured Notes, 8.875% due 5/01/16 (a)	408,000
1,020,000	NR	Powerwave Technologies Inc., Senior Subordinated Notes, 3.875% due 10/01/27	508,725
785,000	B+	Qwest Communications International Inc., Company Guaranteed Notes, 7.500% due 2/15/14	761,450
180,000	BBB-	Qwest Corp., Senior Unsecured Notes, 7.625% due 6/15/15	179,550
440,000	NR	SAVVIS Inc., Senior Unsecured Notes, 3.000% due 5/15/12	378,400

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Diversified Telecommunication Services — 9.3% — (continued)

$20,000	BB-	SBA Telecommunications Inc., Company Guaranteed Notes, 8.250% due 8/15/19 (a)	$20,200
		Sprint Capital Corp., Company Guaranteed Notes:
450,000	BB	7.625% due 1/30/11	452,812
445,000	BB	8.375% due 3/15/12	447,781
95,000	BB	6.875% due 11/15/28	69,588
965,000	BB	8.750% due 3/15/32	805,775
1,785,000	BB	Sprint Nextel Corp., Senior Unsecured Notes, 6.000% due 12/01/16	1,508,325
465,000	B2 (f)	Syniverse Technologies Inc., Company Guaranteed Notes, 7.750% due 8/15/13	432,450
775,000	B-	Time Warner Telecom Holdings Inc., Company Guaranteed Notes, 9.250% due 2/15/14	792,438
340,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 8.750% due 4/15/14	346,800
460,000	BB-	Wind Acquisition Finance SA, Senior Secured Notes, 10.750% due 12/01/15 (a)	496,800
365,000	BB	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/01/16	368,194

		Total Diversified Telecommunication Services	14,283,075

Electric Utilities — 3.4%
245,000	BB-	Calpine Construction Finance Co. LP & CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/01/16 (a)	245,000
		Edison Mission Energy, Senior Unsecured Notes:
260,000	B	7.750% due 6/15/16	213,200
340,000	B	7.200% due 5/15/19	248,200
260,000	B	7.625% due 5/15/27	175,500
107,421	BB	Elwood Energy LLC, Senior Secured Notes, 8.159% due 7/05/26	94,537
		Energy Future Holdings Corp., Company Guaranteed Notes:
1,095,000	B-	10.875% due 11/01/17	788,400
2,198,600	B-	11.250% due 11/01/17 (b)	1,352,139
71,459	BB-	FPL Energy National Wind, Senior Secured Notes, 6.125% due 3/25/19 (a)(d)	66,780
58,144	BB	Mirant Mid Atlantic Pass Through Trust B, Pass Thru Certificates, 9.125% due 6/30/17	58,435
647,910	BB	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	651,149
140,000	B-	Mirant North America LLC, Company Guaranteed Notes, 7.375% due 12/31/13	135,100
		Texas Competitive Electric Holdings Co. LLC, Company Guaranteed Notes:
905,000	CCC	10.250% due 11/01/15	604,088
901,375	CCC	10.500% due 11/01/16 (b)	531,811

		Total Electric Utilities	5,164,339

Electronic Equipment & Instruments — 0.7%
355,000	B+	Belden Inc., Company Guaranteed Notes, 7.000% due 3/15/17	326,600
820,000	CCC	Sanmina-SCI Corp., Company Guaranteed Notes, 8.125% due 3/01/16	711,350

		Total Electronic Equipment & Instruments	1,037,950

Energy Equipment & Services — 1.4%
130,000	A-	ANR Pipeline Co., Senior Unsecured Notes, 9.625% due 11/01/21	177,557
220,000	CCC	Atlas Pipeline Partners LP, Company Guaranteed Notes, 8.750% due 6/15/18	180,400
830,000	B	Dynegy Holdings Inc., Senior Unsecured Notes, 7.750% due 6/01/19	593,450
695,000	B	Dynegy Roseton/Danskammer Pass Through Trust, Series B, Pass Thru Certificates, 7.670% due 11/08/16	611,600
		Enterprise Products Operating LP, Company Guaranteed Notes:
230,000	BB	8.375% due 8/01/66 (e)	199,774
120,000	BB	7.034% due 1/15/68 (e)	98,546
170,000	B-	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Senior Unsecured Notes, 8.750% due 6/15/12	168,300
50,000	B	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes, 8.250% due 7/01/16	45,000

		Total Energy Equipment & Services	2,074,627

Food Products — 0.9%
300,000	B-	Dole Food Co. Inc., Company Guaranteed Notes, 7.250% due 6/15/10	300,000
		Smithfield Foods Inc.:
160,000	B+	Senior Secured Notes, 10.000% due 7/15/14 (a)	164,000
		Senior Unsecured Notes:
180,000	B-	7.000% due 8/01/11	170,100
1,080,000	B-	7.750% due 7/01/17	793,800

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Food Products — 0.9% — (continued)

		Total Food Products	$1,427,900

Gas Utilities — 0.2%
$380,000	B+	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 6.875% due 12/15/13	370,500

Health Care Equipment & Supplies — 1.1%
470,000	B	Bausch & Lomb Inc., Senior Unsecured Notes, 9.875% due 11/01/15	473,525
		Biomet Inc., Company Guaranteed Notes:
515,000	B-	10.375% due 10/15/17 (b)	539,463
45,000	B-	11.625% due 10/15/17	47,812
425,000	BB-	Hologic Inc., Senior Unsecured Notes, step bond to yield, 2.000% due 12/15/37	345,312
140,000	B+	Invacare Corp., Company Guaranteed Notes, 9.750% due 2/15/15	144,200
		Universal Hospital Services Inc., Senior Secured Notes:
40,000	B+	4.635% due 6/01/15 (e)	32,600
35,000	B+	8.500% due 6/01/15 (b)	33,950

		Total Health Care Equipment & Supplies	1,616,862

Health Care Providers & Services — 5.8%
1,115,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.875% due 7/15/15	1,124,756
620,000	CCC+	CRC Health Corp., Company Guaranteed Notes, 10.750% due 2/01/16	421,600
		DaVita Inc., Company Guaranteed Notes:
160,000	B+	6.625% due 3/15/13	156,000
390,000	B	7.250% due 3/15/15	378,300
		HCA Inc.:
		Notes:
1,180,000	BB-	9.250% due 11/15/16	1,197,700
1,125,506	BB-	9.625% due 11/15/16 (b)	1,139,575
60,000	BB-	9.875% due 2/15/17 (a)	62,100
20,000	BB	Senior Secured Notes, 7.875% due 2/15/20 (a)	19,550
		Senior Unsecured Notes:
180,000	B-	6.250% due 2/15/13	167,850
120,000	B-	9.000% due 12/15/14	112,447
60,000	B-	7.690% due 6/15/25	47,101
245,000	CCC+	IASIS Healthcare LLC/IASIS Capital Corp., Company Guaranteed Notes, 8.750% due 6/15/14	240,712
340,000	B	Res-Care Inc., Company Guaranteed Notes, 7.750% due 10/15/13	324,700
1,010,000	CCC	Select Medical Corp., Company Guaranteed Notes, 7.625% due 2/01/15	924,150
		Tenet Healthcare Corp.:
		Senior Secured Notes:
150,000	BB-	9.000% due 5/01/15 (a)	154,500
390,000	BB-	10.000% due 5/01/18 (a)	422,175
232,000	BB-	8.875% due 7/01/19 (a)	240,700
460,000	CCC+	Senior Unsecured Notes, 6.875% due 11/15/31	305,900
385,000	CCC+	United Surgical Partners International Inc., Company Guaranteed Notes, 8.875% due 5/01/17	363,825
802,340	CCC+	US Oncology Holdings Inc., Senior Unsecured Notes, 6.904% due 3/15/12 (b)	686,001
370,000	CCC+	Vanguard Health Holdings Co. II LLC, Company Guaranteed Notes, 9.000% due 10/01/14	365,375

		Total Health Care Providers & Services	8,855,017

Hotels, Restaurants & Leisure — 6.2%
160,000	BB-	Ameristar Casinos Inc., Senior Unsecured Notes, 9.250% due 6/01/14 (a)	164,400
		Boyd Gaming Corp., Senior Subordinated Notes:
1,180,000	B+	6.750% due 4/15/14 (g)	1,033,975
30,000	B+	7.125% due 2/01/16 (g)	25,125
900,000	CCC-	Caesars Entertainment Inc., Company Guaranteed Notes, 8.125% due 5/15/11	832,500
140,000	NR	CB Buffets Inc., 0.000% due 11/01/14 (d)(h)	0
80,000	B-	Denny’s Holdings Inc., Company Guaranteed Notes, 10.000% due 10/01/12	80,600
250,000	B-	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 12.000% due 10/15/15 (a)	161,250
		El Pollo Loco Inc.:

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Hotels, Restaurants & Leisure — 6.2% — (continued)

$415,000	CCC	Company Guaranteed Notes, 11.750% due 11/15/13	$356,900
105,000	B	Senior Secured Notes, 11.750% due 12/01/12 (a)	110,250
65,000	NR	Fontainebleau Las Vegas Holdings LLC, 2nd Mortgage Notes, 11.000% due 6/15/15 (a)(c)	2,600
		Gaylord Entertainment Co., Company Guaranteed Notes:
595,000	B-	8.000% due 11/15/13	545,913
195,000	B-	6.750% due 11/15/14	165,262
360,000	CCC-	Harrah’s Operating Co., Inc., Company Guaranteed Notes, 10.750% due 2/01/16	234,900
410,000	B	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/01/17 (a)	419,225
65,000	BB+	Host Hotels & Resorts LP, Company Guaranteed Notes, 6.375% due 3/15/15	61,262
265,000	CCC	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/01/12 (a)	193,450
530,000	D	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10 (c)(d)	235,850
790,000	B-	Las Vegas Sands Corp., Senior Secured Notes, 6.375% due 2/15/15 (g)	681,375
		MGM Mirage:
		Company Guaranteed Notes:
15,000	CCC+	8.500% due 9/15/10	14,625
475,000	CCC-	8.375% due 2/01/11 (g)	404,938
		Senior Secured Notes:
370,000	B	13.000% due 11/15/13 (a)	414,400
25,000	B	10.375% due 5/15/14 (a)	26,437
300,000	B	11.125% due 11/15/17 (a)	326,250
180,000	B+	OED Corp./Diamond Jo LLC, Company Guaranteed Notes, 8.750% due 4/15/12	187,650
250,000	NR	Pegasus Solutions Inc., Senior Notes, 10.500% due 4/15/15 (a)(d)	85,000
		Pinnacle Entertainment Inc.:
		Company Guaranteed Notes:
203,000	B	8.250% due 3/15/12	204,015
440,000	B	7.500% due 6/15/15	385,000
230,000	BB	Senior Notes, 8.625% due 8/01/17 (a)	227,700
230,000	CCC-	Sbarro Inc., Company Guaranteed Notes, 10.375% due 2/01/15 (g)	164,450
		Snoqualmie Entertainment Authority, Senior Secured Notes:
120,000	CCC	4.680% due 2/01/14 (a)(e)	59,400
40,000	CCC	9.125% due 2/01/15 (a)	22,200
		Station Casinos Inc.:
15,000	D	Senior Subordinated Notes, 6.625% due 3/15/18 (c)(d)	600
		Senior Unsecured Notes:
235,000	D	6.000% due 4/01/12 (c)(d)	75,494
325,000	D	7.750% due 8/15/16 (c)(d)	102,781
1,155,000	CCC-	Travelport LLC, Company Guaranteed Notes, 9.875% due 9/01/14	984,638
495,000	BB+	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 1st Mortgage Notes, 6.625% due 12/01/14	457,450

		Total Hotels, Restaurants & Leisure	9,447,865

Household Durables — 1.5%
230,000	B	Elizabeth Arden Inc., Company Guaranteed Notes, 7.750% due 1/15/14	212,750
230,000	CCC	K Hovnanian Enterprises Inc., Senior Secured Notes, 11.500% due 5/01/13	223,675
1,130,000	B+	Libbey Glass Inc., Senior Secured Notes, 8.260% due 6/01/11 (e)	933,663
200,000	B	Norcraft Cos. LP/Norcraft Finance Corp., Company Guaranteed Notes, 9.000% due 11/01/11	203,000
425,000	CCC	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield, 9.750% due 9/01/12	408,000
330,000	CCC+	Sealy Mattress Co., Company Guaranteed Notes, 8.250% due 6/15/14	293,700

		Total Household Durables	2,274,788

Household Products — 0.0%
40,000	B+	American Greetings Corp., Senior Unsecured Notes, 7.375% due 6/01/16	33,899

Independent Power Producers & Energy Traders — 1.3%
		AES Corp.:
277,000	BB+	Senior Secured Notes, 8.750% due 5/15/13 (a)	282,540
		Senior Unsecured Notes:

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Independent Power Producers & Energy Traders — 1.3% — (continued)

$290,000	BB-	7.750% due 10/15/15	$282,750
290,000	BB-	8.000% due 10/15/17	279,125
10,000	BB-	8.000% due 6/01/20	9,400
1,040,000	BB-	NRG Energy Inc., Company Guaranteed Notes, 7.375% due 2/01/16	997,100
195,000	BB	Orion Power Holdings Inc., Senior Unsecured Notes, 12.000% due 5/01/10	202,313

		Total Independent Power Producers & Energy Traders	2,053,228

Insurance — 1.1%
		American International Group Inc., Senior Unsecured Notes:
765,000	A-	5.450% due 5/18/17	513,021
80,000	A-	5.850% due 1/16/18	53,388
370,000	A-	8.250% due 8/15/18	296,749
		HUB International Holdings Inc.:
370,000	CCC+	Senior Subordinated Notes, 10.250% due 6/15/15 (a)	312,650
550,000	CCC+	Senior Unsecured Notes, 9.000% due 12/15/14 (a)	498,437
90,000	BBB	Metlife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37 (a)	80,550

		Total Insurance	1,754,795

Internet & Catalog Retail — 0.3%
400,000	BB-	HSN Inc., Company Guaranteed Notes, 11.250% due 8/01/16	418,000

Internet Software & Services — 0.7%
		Terremark Worldwide Inc.:
725,000	B-	Senior Secured Notes, 12.000% due 6/15/17 (a)	765,781
405,000	NR	Senior Unsecured Notes, 6.625% due 6/15/13 (d)	337,588

		Total Internet Software & Services	1,103,369

IT Services — 0.2%
		Ceridian Corp.:
175,000	CCC+	Company Guaranteed Notes, 12.250% due 11/15/15 (b)	139,125
120,000	CCC+	Senior Unsecured Notes, 11.250% due 11/15/15	102,600

		Total IT Services	241,725

Leisure Equipment & Products — 0.5%
630,000	CCC+	Marquee Holdings Inc., Senior Discount Notes, step bond to yield, 12.000% due 8/15/14	528,412
200,000	NR	Wallace Theater Holdings Inc., UNITS, 12.500% due 6/15/13 (a)(e)	199,000

		Total Leisure Equipment & Products	727,412

Machinery — 0.3%
640,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/01/14 (a)(d)	259,200
15,000	BB-	Terex Corp., Senior Unsecured Notes, 10.875% due 6/01/16	15,862
270,000	CCC	Thermadyne Holdings Corp., Company Guaranteed Notes, 9.500% due 2/01/14	216,675

		Total Machinery	491,737

Media — 4.6%
		Affinion Group Inc.:
		Company Guaranteed Notes:
160,000	B-	10.125% due 10/15/13	159,800
520,000	B-	11.500% due 10/15/15	501,800
205,000	B-	Senior Notes, 10.125% due 10/15/13 (a)	205,769
629	D	CanWest MediaWorks Inc., Company Guaranteed Notes, 8.000% due 9/15/12 (d)	344
140,000	BB	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.750% due 5/01/17 (a)	142,100
1,132,000	D	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/01/15 (c)(d)	162,840
118,000	NR	CCH II LLC/CCH II Capital Corp., Company Guaranteed Notes, 10.250% due 10/01/13 (c)(d)(g)	131,718
350,000	CCC+	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	318,500
		Charter Communications Holdings Capital Corp./Charter Communications Holdings Capital, Senior Unsecured Notes:
180,000	D	11.750% due 5/15/11 (c)(d)	1,125

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Media — 4.6% — (continued)

$70,000	D	12.125% due 1/15/12 (c)(d)	$175
1,105,000	D	Charter Communications Operating LLC/Charter Communications Operating Capital, Secured Notes, 10.875% due 9/15/14 (a)(c)(d)	1,204,450
16,000	NR	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 9/15/14 (d)	6,869
		CSC Holdings Inc., Senior Unsecured Notes:
510,000	BB	7.625% due 4/01/11	518,925
170,000	BB	8.500% due 6/15/15 (a)	172,550
180,000	BBB-	DirecTV Holdings LLC/DirecTV Financing Co., Company Guaranteed Notes, 8.375% due 3/15/13	185,400
		DISH DBS Corp.:
		Company Guaranteed Notes:
40,000	BB-	7.000% due 10/01/13	39,400
170,000	BB-	6.625% due 10/01/14	161,925
1,005,000	BB-	Senior Notes, 7.875% due 9/01/19 (a)	996,206
455,000	D	Idearc Inc., Company Guaranteed Notes, 8.000% due 11/15/16 (c)	36,969
		RH Donnelley Corp.:
60,000	D	Senior Discount Notes, 6.875% due 1/15/13 (c)	3,825
100,000	D	Senior Unsecured Notes, 8.875% due 1/15/16 (c)	6,375
60,000	B+	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	40,950
285,000	B-	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/01/14 (a)	302,100
		XM Satellite Radio Inc.:
480,000	CCC	Company Guaranteed Notes, 13.000% due 8/01/13 (a)	458,400
475,000	B+	Senior Secured Notes, 11.250% due 6/15/13 (a)	495,187
1,015,000	CCC	Senior Subordinated Notes, 7.000% due 12/01/14 (a)	726,994

		Total Media	6,980,696

Metals & Mining — 2.2%
		Century Aluminum Co., Company Guaranteed Notes:
460,000	B	7.500% due 8/15/14	358,800
540,000	B	1.750% due 8/01/24	473,850
250,000	BB	Foundation PA Coal Co., Company Guaranteed Notes, 7.250% due 8/01/14	245,000
335,000	BBB-	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/01/17	349,726
280,000	CCC-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/01/15	257,600
1,758,942	D	Noranda Aluminium Acquisition Corp., Company Guaranteed Notes, 5.413% due 5/15/15 (b)	1,081,749
460,000	CCC+	Ryerson Inc., Senior Secured Notes, 12.000% due 11/01/15	425,500
105,000	BB	United States Steel Corp., Senior Unsecured Notes, 7.000% due 2/01/18	100,345

		Total Metals & Mining	3,292,570

Multiline Retail — 0.5%
40,000	B-	Dollar General Corp., Company Guaranteed Notes, 10.625% due 7/15/15	44,600
295,000	CCC	Michaels Stores Inc., Company Guaranteed Notes, 10.000% due 11/01/14	283,200
		Neiman Marcus Group Inc.:
618,363	B-	Company Guaranteed Notes, 9.000% due 10/15/15 (b)	463,772
70,000	BB-	Senior Secured Notes, 7.125% due 6/01/28	53,550

		Total Multiline Retail	845,122

Oil, Gas & Consumable Fuels — 10.7%
185,000	BB	Arch Coal Inc., Senior Notes, 8.750% due 8/01/16 (a)	185,925
210,000	BB-	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/01/14 (a)	215,250
735,000	NR	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	661,500
180,000	B	Berry Petroleum Co., Senior Notes, 10.250% due 6/01/14	188,775
865,000	CCC	Brigham Exploration Co., Company Guaranteed Notes, 9.625% due 5/01/14	774,175
1,035,000	NR	Carrizo Oil & Gas Inc., Senior Unsecured Notes, 4.375% due 6/01/28	777,544
		Chesapeake Energy Corp., Company Guaranteed Notes:
260,000	BB	6.375% due 6/15/15	238,225
100,000	BB	6.875% due 1/15/16	92,250
40,000	BB	6.500% due 8/15/17	35,500
245,000	BB	6.250% due 1/15/18	214,375

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Oil, Gas & Consumable Fuels — 10.7% — (continued)

$1,185,000	BB	7.250% due 12/15/18	$1,090,200
500,000	BB	Cie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.500% due 5/15/15	477,500
365,000	B+	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	314,812
445,000	B	Comstock Resources Inc., Company Guaranteed Notes, 6.875% due 3/01/12	440,550
75,000	B+	Copano Energy LLC/Copano Energy Finance Corp., Company Guaranteed Notes, 8.125% due 3/01/16 (d)	72,188
420,000	CC	Delta Petroleum Corp., Company Guaranteed Notes, 7.000% due 4/01/15	233,100
		El Paso Corp., Senior Unsecured Notes:
500,000	BB-	8.050% due 10/15/30	449,951
350,000	BB-	7.800% due 8/01/31	313,826
55,000	B	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/01/16	55,825
410,000	B-	EXCO Resources Inc., Company Guaranteed Notes, 7.250% due 1/15/11	403,850
210,000	BB-	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14 (a)	212,100
740,000	NR	GMX Resources Inc., Senior Unsecured Notes, 5.000% due 2/01/13	562,282
575,000	NR	Goodrich Petroleum Corp., Senior Unsecured Notes, 3.250% due 12/01/26	507,437
435,000	B+	Helix Energy Solutions Group Inc., Company Guaranteed Notes, 9.500% due 1/15/16 (a)	411,075
65,000	B+	Inergy LP/Inergy Finance Corp., Company Guaranteed Notes, 8.250% due 3/01/16	64,675
435,000	CCC	International Coal Group Inc., Company Guaranteed Notes, 10.250% due 7/15/14	369,750
535,000	BB-	Key Energy Services Inc., Company Guaranteed Notes, 8.375% due 12/01/14	486,850
155,000	B-	Linn Energy LLC, Company Guaranteed Notes, 11.750% due 5/15/17 (a)	164,300
		Mariner Energy Inc., Company Guaranteed Notes:
265,000	B+	7.500% due 4/15/13	251,750
540,000	B+	8.000% due 5/15/17	480,600
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
275,000	B+	6.875% due 11/01/14	253,000
605,000	B+	8.750% due 4/15/18	577,775
300,000	B	Parallel Petroleum Corp., Senior Unsecured Notes, 10.250% due 8/01/14	207,000
50,000	BB+	Peabody Energy Corp., Company Guaranteed Notes, 6.875% due 3/15/13	50,250
		PetroHawk Energy Corp., Company Guaranteed Notes:
390,000	B	9.125% due 7/15/13	397,800
60,000	B	7.875% due 6/01/15	58,500
305,000	B-	Petroquest Energy Inc., Company Guaranteed Notes, 10.375% due 5/15/12	272,975
		Plains Exploration & Production Co., Company Guaranteed Notes:
555,000	BB	7.750% due 6/15/15	541,125
385,000	BB	10.000% due 3/01/16	410,025
		Quicksilver Resources Inc.:
285,000	B	Company Guaranteed Notes, 8.250% due 8/01/15	269,325
455,000	B	Senior Notes, 11.750% due 1/01/16	484,575
		SandRidge Energy Inc., Company Guaranteed Notes:
465,000	B-	8.625% due 4/01/15 (b)	439,425
340,000	B-	8.000% due 6/01/18 (a)	309,400
470,000	NR	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(c)(d)	30,550
430,000	BB+	Southwestern Energy Co., Senior Notes, 7.500% due 2/01/18 (a)	434,837
140,000	B	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	126,700
50,000	BB	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/01/16	56,352
160,000	BB+	Tesoro Corp., Company Guaranteed Notes, 6.500% due 6/01/17	141,600
150,000	NR	VeraSun Energy Corp., Company Guaranteed Notes, 9.375% due 6/01/17 (c)	21,750
80,000	B	W&T Offshore Inc., Company Guaranteed Notes, 8.250% due 6/15/14 (a)	70,800
440,000	BB-	Whiting Petroleum Corp., Company Guaranteed Notes, 7.000% due 2/01/14	433,400

		Total Oil, Gas & Consumable Fuels	16,333,304

Paper & Forest Products — 1.5%
880,000	C	Appleton Papers Inc., Company Guaranteed Notes, 9.750% due 6/15/14 (d)	401,500
540,000	CCC	Catalyst Paper Corp., Company Guaranteed Notes, 7.375% due 3/01/14	218,700
185,000	BB-	Domtar Corp., Company Guaranteed Notes, 9.500% due 8/01/16	186,850
430,000	B-	Exopack Holding Inc., Company Guaranteed Notes, 11.250% due 2/01/14	393,450
330,000	BB-	Georgia-Pacific LLC, Company Guaranteed Notes, 8.250% due 5/01/16 (a)	334,950
325,000	CC	Mercer International Inc., Senior Unsecured Notes, 9.250% due 2/15/13	182,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)
Paper & Forest Products — 1.5% — (continued)

		NewPage Corp., Senior Secured Notes:
$515,000	C	6.733% due 5/01/12 (e)	$222,738
105,000	C	10.000% due 5/01/12	57,487
367,271	NR	Newpage Holding Corp., Senior Unsecured Notes, 10.265% due 11/01/13 (b)	86,309
210,000	B+	Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes, 11.500% due 7/01/14 (a)	206,850

		Total Paper & Forest Products	2,290,834

Pharmaceuticals — 0.0%
585,000	NR	Leiner Health Products Inc., Company Guaranteed Notes, 11.000% due 6/01/12 (c)(d)	2,925

Real Estate Investment Trusts (REITs) — 1.1%
70,200	NR	Ashton Woods USA LLC/Ashton Woods Finance Co., Company Guaranteed Notes, step bond to yield, 11.000% due 6/30/15 (a)(d)(h)	26,325
		Brandywine Operating Partnership LP, Company Guaranteed Notes:
140,000	BBB-	5.400% due 11/01/14	122,049
125,000	BBB-	6.000% due 4/01/16	108,944
		Felcor Lodging LP:
550,000	B	Company Guaranteed Notes, 9.000% due 6/01/11	518,375
355,000	B	Senior Secured Notes, 3.135% due 12/01/11 (e)	321,275
		Forest City Enterprises Inc., Senior Unsecured Notes:
90,000	B-	7.625% due 6/01/15	56,925
270,000	B-	6.500% due 2/01/17	144,450
		Realogy Corp., Company Guaranteed Notes:
270,000	C	10.500% due 4/15/14 (g)	162,000
18,673	C	11.000% due 4/15/14 (b)	9,336
240,000	C	12.375% due 4/15/15	98,400
183,000	BBB-	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 9.000% due 5/01/12	192,608

		Total Real Estate Investment Trusts (REITs)	1,760,687

Road & Rail — 1.7%
50,000	BB-	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/01/14	46,625
		Kansas City Southern de Mexico SA de CV, Senior Unsecured Notes:
630,000	B+	9.375% due 5/01/12	623,700
780,000	B+	12.500% due 4/01/16 (a)	848,478
545,000	B+	Kansas City Southern Railway, Company Guaranteed Notes, 13.000% due 12/15/13	617,212
470,000	BB-	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/01/17 (a)	488,213

		Total Road & Rail	2,624,228

Semiconductors & Semiconductor Equipment — 0.7%
490,000	NR	Conexant Systems Inc., Subordinated Notes, 4.000% due 3/01/26	345,450
		Freescale Semiconductor Inc., Company Guaranteed Notes:
215,000	CCC	8.875% due 12/15/14	146,200
115,000	CCC	10.125% due 12/15/16	64,400
500,000	D	Spansion Inc., Senior Secured Notes, 4.386% due 6/01/13 (a)(c)	446,250

		Total Semiconductors & Semiconductor Equipment	1,002,300

Software — 1.2%
1,555,000	B-	First Data Corp., Company Guaranteed Notes, 9.875% due 9/24/15 (g)	1,337,300
585,000	B-	Vangent Inc., Company Guaranteed Notes, 9.625% due 2/15/15	546,975

		Total Software	1,884,275

Specialty Retail — 0.5%
345,000	CC	Blockbuster Inc., Company Guaranteed Notes, 9.000% due 9/01/12 (g)	181,987
320,000	B-	Collective Brands Inc., Company Guaranteed Notes, 8.250% due 8/01/13	313,600
275,000	B-	Eye Care Centers of America, Company Guaranteed Notes, 10.750% due 2/15/15	284,969
25,000	BB	Ltd. Brands Inc., Senior Notes, 8.500% due 6/15/19 (a)	25,368

		Total Specialty Retail	805,924

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 85.4% — (continued)

Textiles, Apparel & Luxury Goods — 1.1%
$385,000	BB-	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	$402,325
600,000	B-	Perry Ellis International Inc., Company Guaranteed Notes, 8.875% due 9/15/13	531,000
1,255,000	CCC	Quiksilver Inc., Company Guaranteed Notes, 6.875% due 4/15/15	803,200

		Total Textiles, Apparel & Luxury Goods	1,736,525

Tobacco — 0.2%
260,000	B+	Alliance One International Inc., Senior Unsecured Notes, 10.000% due 7/15/16 (a)	258,050

Trading Companies & Distributors — 1.2%
285,000	B	Ashtead Capital Inc., Secured Notes, 9.000% due 8/15/16 (a)	251,513
360,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 8.375% due 7/15/16	311,400
		KAR Holdings Inc., Company Guaranteed Notes:
530,000	CCC	8.750% due 5/01/14	502,175
560,000	CCC	10.000% due 5/01/15	518,000
273,000	B	Wesco Distribution Inc., Company Guaranteed Notes, 7.500% due 10/15/17	228,296

		Total Trading Companies & Distributors	1,811,384

Transportation Infrastructure — 0.5%
65,000	BB-	Gulfmark Offshore Inc., Senior Unsecured Notes, 7.750% due 7/15/14	62,075
635,000	CCC+	Horizon Lines Inc., Senior Unsecured Notes, 4.250% due 8/15/12	465,137
		Swift Transportation Co., Inc., Senior Secured Notes:
100,000	CCC-	8.190% due 5/15/15 (a)(e)	53,000
265,000	CCC-	12.500% due 5/15/17 (a)	148,400

		Total Transportation Infrastructure	728,612

Wireless Telecommunication Services — 3.0%
415,000	B+	Alcatel-Lucent USA Inc., Senior Unsecured Notes, 6.500% due 1/15/28	284,275
160,000	A	ALLTEL Communications Inc., Company Guaranteed Notes, 10.375% due 12/01/17 (a)(b)	200,343
		Cricket Communications Inc.:
240,000	B-	Company Guaranteed Notes, 9.375% due 11/01/14	227,400
175,000	B+	Senior Secured Notes, 7.750% due 5/15/16 (a)	170,625
225,000	B+	Crown Castle International Corp., Senior Unsecured Notes, 9.000% due 1/15/15	235,125
325,000	B	GCI Inc., Senior Unsecured Notes, 7.250% due 2/15/14	304,281
160,000	B	iPCS Inc., Senior Secured Notes, 2.608% due 5/01/13 (e)	132,000
15,000	B	MetroPCS Wireless Inc., Senior Unsecured Notes, 9.250% due 11/01/14	14,794
325,000	B1(f)	Millicom International Cellular SA, Senior Unsecured Notes, 10.000% due 12/01/13	338,406
1,075,000	BB	Nextel Communications Inc., Company Guaranteed Notes, 6.875% due 10/31/13	967,500
880,000	B+	NII Holdings Inc., Senior Unsecured Notes, 3.125% due 6/15/12	750,200
		PAETEC Holding Corp.:
905,000	CCC+	Company Guaranteed Notes, 9.500% due 7/15/15 (g)	785,088
210,000	B	Senior Secured Notes, 8.875% due 6/30/17 (a)	201,079

		Total Wireless Telecommunication Services	4,611,116

		TOTAL CORPORATE BONDS & NOTES (Cost — $133,621,523)	130,614,634

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%
180,101	NR	Blackrock Capital Finance LP, Series 1996-R1, Class B3, 9.587% due 9/25/26	45,133

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $126,872)	45,133

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Shares	Rating‡	Security	Value

COMMON STOCKS — 0.0%
MATERIALS — 0.0%
Chemicals — 0.0%
419		Georgia Gulf Corp*	$12,574

		TOTAL COMMON STOCKS (Cost — $37,815)	12,574

PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
3,638		CMP Susquehanna Radio Holdings Corp. (a)(e)*	1,546
20,000		Ion Media Networks Inc.*	200

		Total Media	1,746

		TOTAL CONSUMER DISCRETIONARY	1,746

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
4,700		Federal National Mortgage Association (FNMA), 8.250% (e)	9,447
200		Preferred Blocker Inc., 7.000% (a)	93,057

		Total Diversified Financial Services	102,504

		TOTAL FINANCIALS	102,504

MATERIALS — 0.2%
Chemicals — 0.2%
9,364		Georgia Gulf Corp*	311,044

		TOTAL PREFERRED STOCKS (Cost — $565,019)	415,294

CONVERTIBLE PREFERRED STOCKS — 1.7%
CONSUMER DISCRETIONARY — 0.5%
Media — 0.5%
385		LodgeNet Interactive Corp., 10.000% (a)	756,498

FINANCIALS — 1.1%
Commercial Banks — 1.1%
410		Bank of America Corp., 7.250% (g)	353,830
1,470		Wells Fargo & Co., 7.500%	1,253,175

		Total Commercial Banks	1,607,005

		TOTAL FINANCIALS	1,607,005

INDUSTRIALS — 0.1%
Road & Rail — 0.1%
200		Kansas City Southern, 5.125%	175,800

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,066,362)	2,539,303

WARRANTS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
118		Buffets Restaurants Holdings Inc., expires 4/28/14 (h)*	0

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Shares	Rating‡	Security	Value

CONSUMER DISCRETIONARY — 0.0% — (continued)

Media — 0.0%
4,157		CMP Susquehanna Corp., expires 3/23/19*	$114

		TOTAL WARRANTS (Cost — $2,296)	114

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $136,419,887)	133,627,052

Face
Amount

SHORT-TERM INVESTMENTS (i) — 16.4%
MONEY MARKET FUNDS — 2.6%
983,502		CGCM Money Market Investments (j)	983,502
3,033,981		The AIM STIT — Liquid Asset Portfolio (j)	3,033,981

		TOTAL MONEY MARKET FUNDS (Cost — $4,017,483)	4,017,483

TIME DEPOSITS — 13.8%
21,028,826		Wells Fargo — Grand Cayman, 0.030% due 9/1/09 (Cost — $21,028,826)	21,028,826

		TOTAL SHORT-TERM INVESTMENTS (Cost — $25,046,309)	25,046,309

		TOTAL INVESTMENTS — 103.8% (Cost — $161,466,196 #)	158,673,361

		Liabilities in Excess of Other Assets — (3.8%)	(5,766,987)

		TOTAL NET ASSETS — 100.0%	$152,906,374

‡	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing securities.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(c)	Security is currently in default.
(d)	Illiquid Security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	All or a portion of this security is on loan (See Note 1).
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(i)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 13.8%.
(j)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $163,059,990.

See pages 133 and 134 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Summary of Investments by Security Typeˆ

Corporate Bonds & Notes	82.3%
Convertible Preferred Stock	1.6
Preferred Stock	0.3
Collateralized Mortgage Obligations	0.0	**
Common Stock	0.0	**
Warrant	0.0	**
Short-Term Investments	15.8

	100.0%

ˆ	As a percentage of total investments.
**	Position represents less than 0.1%.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

SOVEREIGN BONDS — 26.6%
Brazil — 0.4%
$660,000		Federative Republic of Brazil, 8.875% due 10/14/19 (a)	$825,990

Canada — 0.8%
		Province of Ontario Canada:
300,000	CAD	6.200% due 6/2/31 (a)	324,058
400,000	CAD	5.850% due 3/8/33 (a)	417,253
1,000,000	CAD	4.700% due 6/2/37 (a)	915,340

		Total Canada	1,656,651

France — 2.6%
300,000	EUR	French Treasury Note, 2.500% due 1/12/14	431,415
		Government of France:
2,100,000	EUR	4.250% due 10/25/18	3,207,191
900,000	EUR	4.750% due 4/25/35	1,420,555

		Total France	5,059,161

Germany — 11.9%
1,500,000	EUR	Bundesobligatioen, 3.500% due 4/12/13	2,257,364
		Bundesrepublik Deutschland:
2,500,000	EUR	3.750% due 1/4/15-1/4/19	3,756,826
4,000,000	EUR	6.250% due 1/4/24-1/4/30	7,398,751
100,000	EUR	5.500% due 1/4/31	172,379
3,100,000	EUR	4.750% due 7/4/34	4,920,393
100,000	EUR	4.000% due 1/4/37	143,530
3,200,000	EUR	4.250% due 7/4/39	4,826,452

		Total Germany	23,475,695

Japan — 6.1%
		Japan Government:
520,000,000	JPY	1.500% due 12/20/17	5,788,839
547,000,000	JPY	2.500% due 9/20/35-6/20/36	6,226,253

		Total Japan	12,015,092

Netherlands — 2.0%
		Netherlands Government:
100,000	EUR	3.750% due 7/15/14	150,866
200,000	EUR	3.250% due 7/15/15	293,178
2,300,000	EUR	4.000% due 7/15/19	3,433,234

		Total Netherlands	3,877,278

Russia — 0.3%
480,000		Russian Foreign Bond, step bond to yield, 7.500% due 3/31/30	496,800

South Africa — 0.5%
900,000		South Africa Government International Bond, 6.875% due 5/27/19 (a)	970,875

South Korea — 0.3%
400,000	EUR	The Export — Import Bank of Korea, 5.750% due 5/22/13	597,320

United Kingdom — 1.7%
		United Kingdom Treasury Gilt:
1,100,000	GBP	4.750% due 3/7/20-12/7/38	1,982,409
100,000	GBP	8.000% due 6/7/21	231,135
700,000	GBP	4.250% due 3/7/36	1,165,726

		Total United Kingdom	3,379,270

		TOTAL SOVEREIGN BONDS (Cost — $48,760,586)	52,354,132

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

ASSET-BACKED SECURITIES — 1.7%
Credit Card — 0.9%
$600,000	Arran Master Trust, Series 2005-B, Class A1, 0.679% due 12/15/12 (b)	$563,069
1,300,000	Turquoise Card Backed Securities PLC, Series 2007-1, Class A, 0.313% due 6/15/12 (b)	1,258,560

	Total Credit Card	1,821,629

Student Loan — 0.8%
627,142	Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.454% due 4/25/38 (a)(b)	625,552
	South Carolina Student Loan Corp.:
433,465	Series 2008-1, Class A1, 1.168% due 9/02/14 (a)(b)	434,132
500,000	Series 2008-1, Class A2, 1.218% due 3/01/18 (a)(b)	499,019

	Total Student Loan	1,558,703

	TOTAL ASSET-BACKED SECURITIES (Cost — $3,417,421)	3,380,332

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.5%
90,806	Banca Intesa SpA, Series 1, Class A2, 1.114% due 8/28/23 (b)	127,637
	Bear Stearns Adjustable Rate Mortgage Trust:
47,205	Series 2003-5, Class 1A2, 3.739% due 8/25/33 (a)(b)	44,615
56,047	Series 2003-7, Class 6A, 4.649% due 10/25/33 (a)(b)	53,107
184,561	Series 2004-2, Class 22A, 4.176% due 5/25/34 (a)(b)	169,279
45,733	Series 2004-2, Class 23A, 4.630% due 5/25/34 (a)(b)	38,105
130,724	Series 2005-2, Class A2, 2.216% due 3/25/35 (a)(b)	113,782
300,905	Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 5.642% due 1/26/36 (a)(b)	176,219
900,000	Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 0.496% due 2/05/19 (a)(b)(c)	668,993
	Countrywide Alternative Loan Trust:
40,798	Series 2005-21CB, Class A3, 5.250% due 6/25/35 (a)	34,340
176,703	Series 2007-11T1, Class A12, 0.616% due 5/25/37 (a)(b)	84,430
83,070	Series 2007-16CB, Class 5A1, 6.250% due 8/25/37 (a)	55,042
151,174	Series 2007-7T2, Class A9, 6.000% due 4/25/37 (a)	101,568
	Countrywide Asset-Backed Certificates:
139,561	Series 2006-15, Class A1, 0.376% due 10/25/46 (a)(b)	134,333
34,138	Series 2006-17, Class 2A1, 0.316% due 3/25/47 (a)(b)	33,535
298,496	Series 2007-2, Class 2A1, 0.316% due 8/25/37 (a)(b)	262,408
	Countrywide Home Loan Mortgage Pass Through Trust:
17,731	Series 2004-12, Class 11A1, 3.997% due 8/25/34 (a)(b)	11,645
73,763	Series 2005-11, Class 3A1, 3.230% due 4/25/35 (a)(b)	41,916
328,354	Series 2005-2, Class 1A1, 0.586% due 3/25/35 (a)(b)	167,993
43,279	Series 2005-3, Class 2A1, 0.556% due 4/25/35 (a)(b)	21,999
283,037	Series 2005-9, Class 1A3, 0.496% due 5/25/35 (a)(b)	145,677
181,952	Series 2005-HYB9, Class 3A2A, 5.250% due 2/20/36 (a)(b)	122,903
86,403	Credit Suisse Mortgage Capital Certificates, Series 2007-5R, Class A5, 6.500% due 7/26/36 (a)	53,668
245,974	Crusade Global Trust, Series 2004-2, Class A2, 1.001% due 11/19/37 (b)	326,453
79,771	CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 3.887% due 8/25/33 (a)(b)	73,788
400,000	CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36 (a)	226,450
	Federal Home Loan Mortgage Corp. (FHLMC):
251,858	Series 2391, Class FJ, 0.773% due 4/15/28 (a)(b)	248,850
76,167	Series 2526, Class CA, 5.000% due 6/15/16 (a)	77,047
453,568	Series 3037, Class BC, 4.500% due 2/15/20 (a)	474,432
561,585	Series 3174, Class FM, 0.513% due 5/15/36 (a)(b)	549,512
104,816	Structured Pass Through Securities, Series T-35, Class A, 0.546% due 9/25/31 (a)(b)	95,649
157,887	Structured Pass Through Securities, Series T-62, Class 1A1, 2.539% due 10/25/44 (a)(b)	154,772
29,978	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44 (a)	31,573
	Federal National Mortgage Association (FNMA), REMIC:
19,949	Series 2003-34, Class A1, 6.000% due 4/25/43 (a)	20,990
83,974	Series 2005-120, Class NF, 0.366% due 1/25/21 (a)(b)	82,369
220,714	Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44 (a)	229,802

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

	First Horizon Asset Securities Inc.:
$10,816	Series 2003-AR2, Class 2A1, 3.147% due 7/25/33 (a)(b)	$10,187
32,374	Series 2003-AR4, Class 2A1, 4.740% due 12/25/33 (a)(b)	29,446
91,181	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34 (a)	90,593
	Government National Mortgage Association:
674,425	Series 2004-68, Class ZC, 6.000% due 8/20/34 (a)	718,533
2,845,833	Series 2007-2, Class PA, 5.500% due 6/20/35 (a)	2,978,973
30,079	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 4.509% due 3/25/33 (a)(b)	29,041
	Harborview Mortgage Loan Trust:
65,039	Series 2003-1, Class A, 4.303% due 5/19/33 (a)(b)	60,089
71,117	Series 2005-2, Class 2A1A, 0.499% due 5/19/35 (a)(b)	37,712
243,902	Series 2006-SB1, Class A1A, 1.901% due 12/19/36 (a)(b)	83,856
34,215,000	JLOC Ltd., Series 36A, Class A1, 0.661% due 2/16/16 (a)(b)(c)	350,056
157,522	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A1, 5.550% due 10/25/36 (a)(b)	139,486
	JP Morgan Mortgage Trust:
50,682	Series 2003-A2, Class 3A1, 4.378% due 11/25/33 (a)(b)	47,262
49,363	Series 2005-A1, Class 6T1, 5.016% due 2/25/35 (a)(b)	47,319
537,792	Locat Securitisation Vehicle S.R.L., Series 2006-4, Class A2, 1.443% due 12/12/28 (b)	698,403
	Merrill Lynch Mortgage Investors Inc.:
26,285	Series 2003-A2, Class 1A1, 4.441% due 2/25/33 (a)(b)	22,984
219,084	Series 2005-2, Class 1A, 4.250% due 10/25/35 (a)(b)	187,949
700,000	Series 2008-LAQA, Class A1, 0.814% due 7/09/21 (a)(b)(c)	526,530
418,734	Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, 0.526% due 7/25/35 (a)(b)	334,563
	Puma Finance Ltd.:
425,340	Series G5, Class A1, 0.489% due 2/21/38 (a)(b)(c)	373,571
147,276	Series P10, Class BA, 3.430% due 7/12/36 (b)(d)	120,498
508,928	Series P11, Class BA, 3.327% due 8/22/37 (b)	411,873
163,156	Residential Accredit Loans Inc., Series 2007-QO2, Class A1, 0.416% due 2/25/47 (a)(b)	68,014
	Residential Asset Securitization Trust:
67,572	Series 2005-A15, Class 5A1, 5.750% due 2/25/36 (a)	43,384
135,142	Series 2006-R1, Class A2, 0.666% due 1/25/46 (a)(b)	53,234
	Structured Adjustable Rate Mortgage Loan Trust:
34,581	Series 2004-1, Class 4A1, 3.778% due 2/25/34 (a)(b)	29,005
126,390	Series 2004-19, Class 2A1, 2.301% due 1/25/35 (a)(b)	57,622
159,352	Series 2004-4, Class 3A2, 3.760% due 4/25/34 (a)(b)	137,123
	Structured Asset Mortgage Investments Inc.:
174,713	Series 2005-AR2, Class 2A1, 0.496% due 5/25/45 (a)(b)	90,995
184,669	Series 2005-AR8, Class A1A, 0.546% due 2/25/36 (a)(b)	95,874
116,898	Series 2006-AR5, Class 1A1, 0.476% due 5/25/46 (a)(b)	57,802
200,000	Series 2007-AR4, Class A3, 0.486% due 9/25/47 (a)(b)	44,168
268,920	Series 2007-AR6, Class A1, 2.551% due 8/25/47 (a)(b)	114,701
	Swan Trust:
487,842	Series 2006-1E, Class A1, 0.539% due 5/12/37 (b)	462,545
627,225	Series 2006-1E, Class A2, 3.437% due 5/12/37 (b)	505,994
761,902	Torrens Trust, Series 2007-1, Class A, 3.570% due 10/19/38 (b)	612,806
	Wachovia Bank Commercial Mortgage Trust:
900,000	Series 2006-C23, Class A5, 5.416% due 1/15/45 (a)(b)	743,340
500,000	Series 2006-C28, Class A4, 5.572% due 10/15/48 (a)	426,183
597,620	Series 2006-WL7A, Class A1, 0.363% due 9/15/21 (a)(b)(c)	451,879
73,459	WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A, 1.991% due 7/25/46 (a)(b)	25,394
	WaMu Mortgage Pass Through Certificates:
21,373	Series 2003-AR5, Class A7, 2.910% due 6/25/33 (a)(b)	18,339
159,143	Series 2005-AR13, Class A1A1, 0.556% due 10/25/45 (a)(b)	91,550
271,027	Series 2006-AR13, Class 2A, 3.099% due 10/25/46 (a)(b)	143,570
	Washington Mutual Inc.:
7,642	Series 2001-7, Class A, 2.458% due 5/25/41 (a)(b)	6,787
46,594	Series 2002-AR9, Class 1A, 2.451% due 8/25/42 (a)(b)	32,091
20,910	Series 2003-AR9, Class 1A5, 3.805% due 9/25/33 (a)(b)	20,819

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$2,000,000		Series 2003-AR9, Class 1A6, 3.805% due 9/25/33 (a)(b)	$1,768,613
162,485		Series 2006-AR4, Class 2A1A, 3.099% due 5/25/46 (a)(b)	69,655

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $20,963,823)	18,725,292

CORPORATE BONDS & NOTES — 33.3%
Australia — 2.9%
2,100,000	AUD	Investec Bank Australia Ltd., Government Liquid Guaranteed Notes, 5.000% due 2/27/14	1,687,272
500,000		National Australia Bank, Subordinated Notes, 0.800% due 6/19/17 (b)	454,278
1,400,000	GBP	Suncorp-Metway Ltd., Government Liquid Guaranteed Notes, 4.000% due 1/16/14	2,354,356
1,600,000	AUD	Westpac Banking Corp., Government Liquid Guaranteed Notes, 4.000% due 3/19/12	1,306,914

		Total Australia	5,802,820

Canada — 1.5%
1,400,000	CAD	Broadway Credit Card Trust, Asset Backed, 5.234% due 6/17/11 (a)	1,302,344
1,500,000	CAD	Golden Credit Card Trust, Asset Backed, 5.106% due 4/15/11 (a)	1,447,459
200,000	CAD	HSBC Financial Corp., Ltd., Company Guaranteed Notes, 0.646% due 5/03/12 (a)(b)	177,869

		Total Canada	2,927,672

Cayman Islands — 0.5%
1,000,000		Mizuho Finance, Bank Guaranteed Notes, 8.375% due 1/29/49	995,000

France — 5.7%
200,000	EUR	BNP Paribas, Subordinated Notes, 7.781% due 6/29/49 (b)	268,401
300,000	EUR	BNP Paribas Home Loan Covered Bonds SA, Covered Notes, 4.500% due 5/30/14	457,121
300,000	EUR	Caisse Nationale des Caisses d’Epargne et de Prevoyance, Junior Subordinated Notes, 6.117% due 10/29/49 (b)	282,037
		CM-CIC Covered Bonds, Covered Notes:
500,000	EUR	5.250% due 6/09/10	737,171
700,000	EUR	4.750% due 7/17/12	1,059,731
300,000	EUR	France Telecom SA, Senior Unsecured Notes, 7.250% due 1/28/13	490,206
2,100,000	EUR	Groupe Caisse d’Epargne, Covered Bonds, 5.250% due 9/17/10	3,128,296
1,800,000	EUR	Societe Generale, Junior Subordinated Notes, 7.756% due 5/29/49 (b)	2,221,844
1,600,000	EUR	Societe Generale Societe de Credit Fonciere, Covered Notes, 5.000% due 3/27/19	2,491,178

		Total France	11,135,985

Germany — 0.5%
700,000	EUR	Kreditanstalt fuer Wiederaufbau, Foreign Government Guaranteed Notes, 3.875% due 1/21/19	1,033,205

Ireland — 1.0%
900,000	GBP	General Electric Capital UK Funding, Company Guaranteed Notes, 6.000% due 4/11/13	1,536,134
400,000		TransCapitalInvest Ltd. for OJSC AK Transneft, Secured Notes, 8.700% due 8/07/18 (a)(c)	420,653

		Total Ireland	1,956,787

Japan — 0.2%
400,000		Resona Bank Ltd., Notes, 5.850% due 9/29/49 (a)(b)(c)	344,452

Netherlands — 1.7%
800,000	EUR	ING Bank NV, Covered Notes, 5.250% due 6/05/18	1,256,371
1,900,000		SovRisc BV, Notes, 5.250% due 4/30/11 (c)(d)	1,990,529

		Total Netherlands	3,246,900

New Zealand — 0.6%
1,200,000		ANZ National (Int’l) Ltd., Government Liquid Guaranteed Notes, 3.250% due 4/02/12 (a)(c)	1,240,165

Norway — 0.9%
1,200,000	EUR	DnB NOR Boligkreditt, Covered Notes, 4.125% due 2/01/13	1,785,767

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

CORPORATE BONDS & NOTES — (continued)
Norway — 0.9% — (continued)

Sweden — 0.7%
$200,000	EUR	Nordea Bank AB, Subordinated Notes, 1.460% due 3/08/16 (b)	$263,664
800,000	EUR	Stadshypotek AB, Covered Notes, 3.750% due 12/12/13	1,172,852

		Total Sweden	1,436,516

Switzerland — 0.8%
		UBS AG Stamford Branch, Senior Unsecured Notes:
300,000		1.392% due 5/05/10 (a)(b)	300,746
1,300,000		1.530% due 6/19/10 (a)(b)	1,284,466

		Total Switzerland	1,585,212

United Kingdom — 3.9%
200,000		Barclays Bank PLC, Senior Subordinated Notes, 6.050% due 12/04/17 (a)(c)	197,390
200,000	GBP	HBOS Capital Funding LP, Bank Guaranteed Notes, 9.540% due 3/29/49 (b)	185,940
		HBOS PLC:
1,700,000	EUR	Bank Guaranteed Notes, 5.625% due 5/23/13	2,597,325
600,000		Senior Subordinated Notes, 6.750% due 5/21/18 (a)(c)	501,166
200,000		Lloyds Banking Group PLC, Junior Subordinated Notes, 5.920% due 9/29/49 (a)(b)(c)	85,000
2,300,000		Lloyds TSB Bank PLC, Government Liquid Guaranteed Notes, 2.800% due 4/02/12 (a)(c)	2,338,853
300,000	CAD	National Grid PLC, Senior Unsecured Notes, 4.980% due 6/22/11 (d)	283,392
1,000,000		Pearson Dollar Finance PLC, Company Guaranteed Notes, 5.700% due 6/01/14 (a) (c)	1,047,849
400,000	EUR	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 7.092% due 10/29/49 (b)	226,777
100,000		Tate & Lyle International Finance PLC, Company Guaranteed Notes, 5.000% due 11/15/14 (a)(c)	94,027
100,000		XL Capital Finance Europe PLC, Company Guaranteed Notes, 6.500% due 1/15/12 (a)	100,164

		Total United Kingdom	7,657,883

United States — 12.4%
1,000,000		Alcoa Inc., Senior Unsecured Notes, 6.000% due 1/15/12 (a)	1,030,720
		American Express Bank FSB, Senior Unsecured Notes:
800,000		0.324% due 4/26/10 (a)(b)	791,877
800,000		0.391% due 5/29/12 (a)(b)	743,545
800,000		0.425% due 6/12/12 (a)(b)	743,464
1,000,000		American General Finance Corp., Senior Unsecured Notes, 6.900% due 12/15/17 (a)	618,309
		American International Group Inc.:
600,000		Junior Subordinated Debentures Notes, 8.175% due 5/15/58 (a)(b)	286,500
		Junior Subordinated Notes:
800,000	EUR	8.000% due 5/22/38 (b)	579,861
1,000,000	EUR	4.875% due 3/15/67 (b)	588,473
600,000	GBP	5.750% due 3/15/67 (b)	406,132
100,000,000	JPY	Senior Unsecured Notes, 0.564% due 4/03/12 (b)	669,390
300,000		Avnet Inc., Senior Unsecured Notes, 6.625% due 9/15/16 (a)	309,617
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/05/17	1,083,403
900,000	EUR	Bank of America Corp., Subordinated Notes, 4.750% due 5/23/17 (b)	1,125,933
1,100,000		Bank of America NA, Senior Unsecured Notes, 1.162% due 6/23/10 (a)(b)	1,100,866
100,000		Capital One Financial Corp., Senior Unsecured Notes, 5.700% due 9/15/11 (a)	103,234
200,000		CNA Financial Corp., Senior Unsecured Notes, 6.000% due 8/15/11 (a)	199,930
200,000		DR Horton Inc., Company Guaranteed Notes, 4.875% due 1/15/10 (a)	200,500
400,000		El Paso Performance-Linked Trust, Senior Unsecured Notes, 7.750% due 7/15/11 (a)(c)	410,750
1,000,000		GATX Financial Corp., Senior Unsecured Notes, 5.500% due 2/15/12 (a)	998,456
		Goldman Sachs Group Inc., Senior Unsecured Notes:
300,000		5.450% due 11/01/12 (a)	320,028
600,000	EUR	5.375% due 2/15/13	907,153
200,000		1.059% due 3/22/16 (a)(b)	183,042
500,000	AUD	3.628% due 4/12/16 (b)	373,232
300,000		iStar Financial Inc., Senior Unsecured Notes, 5.150% due 3/01/12 (a)	141,000
		Lehman Brothers Holdings Inc., Senior Unsecured Notes:
1,300,000		0.000% due 5/25/10 (e)	230,750
600,000		6.875% due 5/02/18 (e)	113,250

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

CORPORATE BONDS & NOTES — (continued)
United States — 12.4% — (continued)

$500,000		Limited Brands Inc., Senior Unsecured Notes, 6.900% due 7/15/17 (a)	$456,977
1,000,000		Macy’s Retail Holdings Inc., Company Guaranteed Notes, 5.900% due 12/01/16 (a)	886,497
1,000,000		Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 5.375% due 7/15/14 (a)	991,086
700,000		Merrill Lynch & Co., Inc, Senior Unsecured Notes, 0.712% due 3/23/10 (a)(b)	697,488
1,000,000		Metropolitan Life Global Funding I, Senior Secured Notes, 0.480% due 5/17/10 (a)(b)(c)	993,298
1,000,000		Nabors Industries Inc., Company Guaranteed Notes, 6.150% due 2/15/18 (a)	975,890
450,000		Pemex Project Funding Master Trust, Company Guaranteed Notes, 5.750% due 3/01/18 (a)	438,750
1,000,000		Prologis, Senior Unsecured Notes, 5.625% due 11/15/15 (a)	892,663
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18 (a)	910,000
500,000		UST Inc., Senior Unsecured Notes, 5.750% due 3/01/18 (a)	479,743
1,700,000	EUR	WM, Covered Bonds, 3.875% due 9/27/11	2,456,580

		Total United States	24,438,387

		TOTAL CORPORATE BONDS & NOTES (Cost — $65,772,876)	65,586,751

MORTGAGE-BACKED SECURITIES — 12.7%
FHLMC — 0.1%
		Federal Home Loan Mortgage Corp. (FHLMC):
		Gold:
94,123		4.500% due 2/1/10 (a)	97,053
202,675		4.000% due 3/1/10 (a)	204,932

		TOTAL FHLMC	301,985

FNMA — 8.0%
		Federal National Mortgage Association (FNMA):
700,000		5.480% due 7/1/18 (a)(b)	731,139
1,000,000		5.699% due 8/1/18 (a)(b)	1,004,513
328,971		3.887% due 11/1/34 (a)(b)	334,530
2,058,604		6.000% due 7/1/36-1/1/37 (a)	2,173,959
7,447,795		5.500% due 1/1/37-3/1/48 (a)	7,749,499
2,171,020		5.000% due 8/1/37 (a)	2,218,384
1,041,496		6.500% due 8/1/37 (a)	1,112,169
337,184		7.000% due 10/1/48 (a)	365,779

		TOTAL FNMA	15,689,972

GNMA — 4.6%
		Government National Mortgage Association (GNMA):
7,749,187		6.000% due 8/15/37-1/15/39 (a)	8,185,312
		Government National Mortgage Association II (GNMA):
806,859		6.000% due 9/20/38 (a)	853,222

		TOTAL GNMA	9,038,534

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $24,066,365)	25,030,491

MUNICIPAL BONDS — 0.1%
United States — 0.1%
200,000		Buckeye Ohio Tobacco Settlement, Series A-2, 5.875% due 6/1/47 (a)	145,994
100,000		Puerto Rico Sales Tax Financing Corp., Series A, AMBAC-Insured, 0.255% due 8/1/54 (a)	5,957
100,000		Tobacco Settlement Financing Corp., New Jersey, Series 1A, 5.000% due 6/1/41 (a)	68,983

		Total United States	220,934

		TOTAL MUNICIPAL BONDS (Cost — $292,497)	220,934

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.6%
U.S. GOVERNMENT OBLIGATIONS — 9.6%
$2,000,000		U.S. Treasury Bond, 4.250% due 5/15/39 (a)	$2,022,814
		U.S. Treasury Notes:
1,139,000		0.875% due 4/30/11 (a)(f)	1,141,091
15,800,000		1.000% due 8/31/11 (a)	15,811,123

		TOTAL U.S. GOVERNMENT OBLIGATIONS	18,975,028

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $18,915,064)	18,975,028

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $182,188,632)	184,272,960

SHORT-TERM INVESTMENTS — 5.8%
REPURCHASE AGREEMENTS — 3.3%
6,500,000		JPMorgan Chase & Co. repurchase agreement dated 8/31/09, 0.210% due 9/1/09, Proceeds at maturity — $6,500,038; (Fully collateralized by FNMA 4.000% due 3/01/2024; Market Value — $6,722,337) (g) (Cost — $6,500,000)	6,500,000

TIME DEPOSITS — 2.4%
		Bank of America — London:
71,581	CAD	0.037% due 9/1/09	65,261
		Bank of America — Toronto:
288,451	AUD	2.167% due 9/1/09	243,395
		BBH — Grand Cayman:
96,252,014	JPY	0.010% due 9/1/09	1,036,863
149,047	SEK	0.010% due 9/1/09	20,952
94,106	DKK	0.300% due 9/1/09	18,146
		JPMorgan Chase & Co. — London:
1,923,286	EUR	0.059% due 9/1/09	2,760,493
30,123	NZD	1.500% due 9/1/09	20,648
		Wells Fargo — Grand Cayman:
595,601		0.030% due 9/1/09	595,601

		TOTAL TIME DEPOSITS (Cost — $4,761,359)	4,761,359

U.S. GOVERNMENT OBLIGATION — 0.1%
260,000		U.S. Treasury Bill, 0.263% due 2/25/10 (f) (Cost — $259,664)	259,664

		TOTAL SHORT-TERM INVESTMENTS (Cost — $11,521,023)	11,521,023

		TOTAL INVESTMENTS — 99.3% (Cost — $193,709,655 #)	195,793,983

		Other Assets in Excess of Liabilities — 0.7%	1,289,482

		TOTAL NET ASSETS — 100.0%	$197,083,465

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Illiquid Security.
(e)	Security is currently in default.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $196,714,620.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments
Abbreviation used in this schedule:

AMBAC	—	Ambac Assurance Corporation
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
DKK	—	Danish Krone
EUR	—	Euro Dollar
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
NZD	—	New Zealand Dollar
PLC	—	Public Limited Company
REMIC	—	Real Estate Mortgage Investment Conduit
SEK	—	Swedish Krona

Summary of Investments by Security Typeˆ

Corporate Bonds & Notes	33.5%
Sovereign Bonds	26.7
Mortgage-Backed Securities	12.8
U.S. Government & Agency Obligations	9.7
Collateralized Mortgage Obligations	9.6
Asset-Backed Securities	1.7
Municipal Bonds	0.1
Short-Term Investments	5.9

100.0%

ˆ	As a percentage of total investments.

Schedule of Options Written

Contracts		Security Name	Expiration Date	Strike Price	Value

United Kingdom
53	GBP	90 Day Sterling Futures, Put	12/16/09	$92.00	$1,081

		Total United Kingdom			1,081

United States
13,000,000		Swaption, 3-Month USD-LIBOR, Put	11/23/09	3.75	39,422
1,000,000		Swaption, 3-Month USD-LIBOR, Put	11/23/09	4.00	6,227
10,000,000		Swaption, 3-Month USD-LIBOR, Put	6/15/10	5.00	55,581
3,000,000	EUR	Swaption, 6-Month EUR-LIBOR, Put	7/1/14	10.00	10,706
49		U.S. Treasury Notes 10-Year Futures, Put	11/20/09	110.00	8,422

		Total United States			120,358

		TOTAL OPTIONS WRITTEN (Premiums received — $324,876)			$121,439

See Notes to Financial Statements.

Schedules of Investments
(continued)

Schedule of Forward Sale Commitments

Face
Amount	Security	Value

$1,900,000	Federal National Mortgage Association (FNMA), 6.000% due 9/1/39 (a)	$1,999,454
7,800,000	Government National Mortgage Association (GNMA), 6.000 & due 9/1/39 (a)	8,222,908

	TOTAL OPEN SHORT SALES (Proceeds — $10,148,516)	$10,222,362

(a)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 89.5%
Alaska — 2.3%
$1,750,000	AA-	North Slope Boro Alaska, GO, Series A, NATL-RE-Insured, 5.000% due 6/30/16	$1,915,848

Arizona — 1.2%
1,000,000	Aaa (a)	Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding, Senior Series A-1, GTDSTD-Insured, AMT, 5.650% due 5/1/14 (b)	1,018,560

California — 4.9%
1,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36 (c)	1,157,330
1,000,000	A	California State, Refunding, GO, 5.000% due 2/1/33	966,490
1,000,000	AA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, NATL-RE-Insured, 5.250% due 7/1/19	1,077,990
1,000,000	A3 (a)	Rancho Mirage Joint Powers Financing Authority, Eisenhower Medical Center, Series A, 5.000% due 7/1/27	893,370

		Total California	4,095,180

Colorado — 4.5%
1,000,000	AA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Revolving Fund, Series A, 5.500% due 9/1/22	1,216,750
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,561,282

		Total Colorado	3,778,032

District of Colombia — 1.3%
1,075,000	AAA	Metropolitan Washington D.C., Airports Authority System, Refunding, Series D, FSA-Insured, AMT, 5.375% due 10/1/18 (b)	1,098,919

Florida — 6.9%
1,000,000	A	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, NATL-RE-Insured, 5.375% due 8/1/18	1,022,380
1,000,000	AA-	Jacksonville, FL, Sales Tax Revenue, Better Jacksonville Projects, 5.000% due 10/1/21	1,069,180
		Miami-Dade County, FL:
1,315,000	AA	Transit Sales Surtax Revenue, XLCA-Insured, 5.000% due 7/1/16	1,406,603
1,000,000	A+	Water & Sewer Revenue, XLCA-Insured, 5.000% due 10/1/21	1,028,060
1,075,000	A	Port St. Lucie, FL, Florida Stormwater Utility Revenue, NATL-RE-Insured, 5.000% due 5/1/23	1,083,181
195,000	AA-	Tampa, Florida Utility Tax & Special Revenue, Series A, Prerefunded 10/1/12 @ 101, AMBAC-Insured, 5.250% due 10/1/19 (c)	220,100

		Total Florida	5,829,504

Georgia — 2.6%
2,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.000% due 10/1/21	2,211,160

Hawaii — 0.7%
535,000	AA	Maui County, HI, GO, Series A, 5.500% due 3/1/15	561,707

Illinois — 9.5%
		Chicago, IL:
1,000,000	AA-	Board of Education, GO, School Reform Board, Series A, FGIC & NATL-RE-Insured, 5.250% due 12/1/20	1,087,660
1,000,000	AAA	Housing Authority Capital Program Revenue, Refunding, FSA-Insured, 5.000% due 7/1/14	1,099,140
		Illinois Finance Authority Revenue,
1,095,000	A3 (a)	DePaul University, Series A, 5.375%, due 10/1/19	1,203,569
2,000,000	A	OBG Bradley University, XLCA-Insured, 5.000% due 8/01/34	1,949,840
1,800,000	A-	Quincy, IL, OBG Blessing Hospital, 5.000% due 11/15/29	1,499,112
1,000,000	AA-	University of Illinois, University Revenue, Auxiliary Facilities System, Series B, FGIC & NATL-RE-Insured, 5.500% due 4/1/19	1,144,890

		Total Illinois	7,984,211

Indiana — 1.2%
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, Escrowed to Maturity, 5.750% due 9/1/15 (d)	1,000,110

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 89.5% — (continued)

Iowa — 1.2%
$1,000,000	A	Des Moines, IA, Public Parking Systems Revenue, Series A, FGIC & NATL-RE-Insured, 5.750% due 6/1/13	$1,028,070

Kansas — 1.4%
1,065,000	AA+	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,163,331

Massachusetts — 2.5%
1,000,000	AAA	Massachusetts Bay Transportation Authority Revenue, Series A, 5.250% due 7/1/34	1,106,610
1,000,000	A2 (a)	Massachusetts Health & Educational Facilities Authority Revenue, Northeastern University, Series R, 5.000% due 10/1/28	1,009,410

		Total Massachusetts	2,116,020

Michigan — 2.0%
1,750,000	AAA	Kalamazoo Michigan Hospital Finance Authority, Hospital Facilities Revenue, Bronson Hospital A RMK 4/30/08, FSA-Insured, 5.000% due 5/15/26	1,716,855

Minnesota — 0.9%
787,338	AAA	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	797,432

Nevada — 1.8%
1,500,000	AA+	Clark County, NV, GO, Refunding Flood Control, FGIC & NATL-RE-Insured, 4.750% due 11/1/24	1,506,705

New Jersey — 10.4%
1,000,000	Aa3 (a)	Egg Harbor Township School District, GO, FSA-Insured, 5.500% due 7/15/22	1,211,510
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Atlanticare Regional Medical Center, 5.000% due 7/1/27	1,409,790
		New Jersey State:
1,340,000	Aa2 (a)	Manalapan-Englishtown Regional Board Of Education, GO, FGIC & NATL-RE-Insured, 5.750% due 12/1/22	1,634,947
1,000,000	A	Transportation Corp., COP, Series A, AMBAC & FSA-Insured, 5.500% due 9/15/15	1,107,920
3,000,000	AAA	Turnpike Authority, Refunding, Series A, FSA-Insured, 5.250% due 1/1/27	3,357,240

		Total New Jersey	8,721,407

New Mexico — 1.4%
1,150,000	AA+	New Mexico Finance Authority Revenue, Senior Lien-Public Project Revolving Fund, Series E, NATL-RE-Insured, 5.000% due 6/1/29	1,198,622

New York — 5.6%
		New York City, NY:
1,450,000	AAA	Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,459,323
1,000,000	AA	Series D, 5.000% due 11/1/27	1,022,280
		New York State:
1,100,000	AAA	Urban Development Corp., Refunding, Correctional Capital Facilities, Series A, FSA-Insured, 5.250% due 1/01/14	1,177,803
1,000,000	AA-	Dormitory Authority Revenue, Series B, Mandatory Put 5/15/12 @ 100, 5.250%, due 11/15/23 (e)	1,077,040

		Total New York	4,736,446

Oregon — 3.1%
1,000,000	AAA	Oregon State Department of Administrative Services, COP, Series A, FSA-Insured, 5.000% due 5/1/24	1,062,130
1,330,000	Aa3 (a)	Washington & Clackamas Counties School District No 23, GO, NATL-RE-Insured, 5.000% due 6/15/22	1,517,889

		Total Oregon	2,580,019

Pennsylvania — 2.7%
2,000,000	AA	Commonwealth of Pennsylvania, GO, 5.000% due 7/1/17	2,310,340

Tennessee — 1.0%
1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, University Health System, 5.250% due 4/1/36	880,380

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 89.5% — (continued)

Texas — 6.7%
$2,000,000	AA	RoundRock, Texas, Independent School District, GO, 5.000% due 8/1/33	$2,072,660
		Texas State:
420,000	AAA	Department Of Housing & Community Affairs Residential Mortgage Revenue, Series A, GNMA/FNMA- Insured, AMT, 6.200% due 7/01/19 (b)	422,713
1,000,000	AAA	Transportation Commission, 5.000%, due 4/1/27	1,060,760
1,000,000	A+	University of North Texas, University Revenue, Financing System, FGIC & NATL-RE-Insured, 5.000% due 4/15/18	1,035,130
1,000,000	AAA	Waxahachie, Texas, GO, Series A, FSA-Insured, 5.000% due 8/1/25	1,063,720

		Total Texas	5,654,983

Virginia — 2.1%
1,550,000	AA+	Virginia Commonwealth Transportation Board, Transportation District Revenue, Series A, 5.000% due 5/15/13	1,740,945

Washington — 9.0%
1,500,000	AAA	Central Puget Sound Regional Transportation Authority, Sales & Use Tax Revenue, Series A, AMBAC-Insured, 5.000% due 11/1/24	1,589,265
2,000,000	AA+	King County, Washington School District No 210 Federal Way, FGIC & NATL-RE-Insured, 5.000% due 12/1/23	2,159,580
2,000,000	AA+	State of Washington, GO, Series A, 5.000% due 7/1/22	2,208,460
1,500,000	AA-	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	1,574,100

		Total Washington	7,531,405

Wisconsin — 2.6%
1,000,000	A1 (a)	Sun Prairie, WI, Area School District, FGIC & NATL-RE-Insured, 5.625% due 4/1/16	1,018,140
1,340,000	BBB	Wisconsin State, HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,155,790

		Total Wisconsin	2,173,930

		TOTAL MUNICIPAL BONDS (Cost — $74,510,064)	75,350,121

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $74,510,064)	75,350,121

SHORT-TERM INVESTMENTS — 12.0%
TIME DEPOSITS — 12.0%
10,043,961		Wells Fargo — Grand Cayman, 0.030% due 9/1/09 (Cost — $10,043,961)	10,043,961

		TOTAL SHORT-TERM INVESTMENTS (Cost — $10,043,961)	10,043,961

		TOTAL INVESTMENTS — 101.5% (Cost — $84,554,025 #)	85,394,082

		Liabilities in Excess of Other Assets — (1.5%)	(1,226,032)

		TOTAL NET ASSETS — 100.0%	$84,168,050

‡	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.
#	Aggregate cost for federal income tax purposes is $84,554,025.

See pages 133 and 134 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments
Abbreviation used in this schedule:

AMBAC	—	Ambac Assurance Corporation
AMT	—	Alternative Minimum Tax
COP	—	Certificate of Participation
FGIC	—	Financial Guarantee Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTDSTD	—	Guaranteed Student Loans
HEFA	—	Health & Education Facility Authority
NATL-RE	—	National Public Finance Guarantee Corp.
XLCA	—	XL Capital Assurance Inc.

Summary of Investments by Industryˆ

Education	21.2%
General Obligation	20.4
Transportation	13.2
Health Care Providers & Services	12.0
Utilities	8.4
Public Facilities	3.8
Development	3.8
Housing	2.7
Water and Sewer	1.4
Airport	1.3
Short-Term Investments	11.8

100.0%

ˆ	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 100.0%
COMMERCIAL PAPER — 87.8%
$10,000,000	American Honda Finance, 0.250% due 10/2/09 (a)	$9,997,847
8,000,000	Amsterdam Funding Corp., 0.330% due 10/28/09 (a)(b)	7,995,820
8,000,000	Atlantis One Funding, 0.300% due 10/6/09 (a)(b)	7,997,667
8,000,000	Autobahn Funding Co. LLC, 0.941% due 9/1/09 (a)(b)	8,000,000
10,229,000	Barton Capital LLC, 0.270% due 10/13/09 (a)(b)	10,225,778
5,000,000	Bryant Park Funding LLC, 0.230% due 9/14/09 (a)(b)	4,999,585
	Caisse Nationale des Caisses d’Epargne et de Prevoyance:
10,000,000	0.370% due 9/8/09 (a)(b)	9,999,280
4,000,000	0.461% due 9/21/09 (a)(b)	3,998,978
8,000,000	Calyon North America Inc., 0.320% due 10/14/09 (a)	7,996,942
	Cancara Asset Securitisation LLC:
3,000,000	0.671% due 9/9/09 (a)(b)	2,999,553
9,000,000	0.380% due 10/20/09 (a)(b)	8,995,345
	Danske Corp.:
2,000,000	0.552% due 12/21/09 (a)(b)	1,996,608
2,000,000	0.950% due 2/18/10 (a)(b)	2,000,000
3,000,000	Enterprise Funding LLC, 0.260% due 10/9/09 (a)(b)	2,999,177
10,000,000	Gemini Security Corp. LLC, 0.270% due 9/23/09 (a)(b)	9,998,350
4,000,000	General Electric Capital Corp., 0.230% due 9/21/09 (a)	3,999,489
5,000,000	Governor & Co. of the Bank of Ireland, 0.600% due 9/9/09 (a)	4,999,333
10,000,000	Hannover Funding Co. LLC, 0.700% due 9/1/09 (a)(b)	10,000,000
4,000,000	Kitty Hawk Funding Corp., 0.320% due 9/2/09 (a)(b)	3,999,964
1,000,000	Lloyds Bank PLC, 0.225% due 9/10/09 (a)	999,944
	Manhattan Asset Funding Co.:
5,000,000	0.480% due 9/4/09 (a)(b)	4,999,800
5,000,000	0.521% due 9/8/09 (a)(b)	4,999,494
5,000,000	Microsoft Corp., 0.160% due 11/19/09 (a)(b)	4,998,244
9,000,000	Mont Blanc Capital Corp., 0.320% due 11/4/09 (a)(b)	8,994,880
4,000,000	Nestle Capital Corp., 0.230% due 10/13/09 (a)(b)	3,998,927
1,000,000	Paccar Financial Corp., 0.240% due 11/12/09 (a)	999,520
5,000,000	Pfizer Inc., 0.270% due 11/2/09 (a)(b)	4,997,675
4,000,000	Ranger Funding Co. LLC, 0.320% due 12/16/09 (a)(b)	3,996,231
10,000,000	RBS Holding USA Inc., 0.601% due 10/26/09 (a)(b)	9,990,833
500,000	Salisbury Receivables Co., 0.320% due 9/11/09 (a)(b)	499,956
10,000,000	San Paolo IMI U.S. Financial Co., 0.220% due 10/19/09 (a)	9,997,067
5,000,000	Sheffield Receivables Corp.:
	0.260% due 10/27/09 (a)(b)	4,997,978
5,000,000	0.270% due 9/17/09 (a)(b)	4,999,400
	Societe Generale:
2,000,000	0.300% due 10/20/09 (a)	1,999,183
8,000,000	0.280% due 11/13/09 (a)	7,995,458
2,025,000	Stadshypotek AB, 0.400% due 9/3/09 (a)(b)	2,024,955
10,000,000	Surrey Funding Corp., 0.250% due 9/24/09 (a)(b)	9,998,403
3,000,000	Swedbank AB, 1.102% due 6/11/10 (a)(b)	2,974,294
6,638,000	Thames Asset Global Securization No. 1 Inc., 0.330% due 9/14/09 (a)(b)	6,637,209
2,875,000	Thunder Bay Funding LLC, 0.230% due 9/2/09 (a)(b)	2,874,982
	UBS Finance Delaware LLC:
10,000,000	0.190% due 9/1/09 (a)	10,000,000
2,000,000	0.641% due 10/1/09 (a)	1,998,933

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

COMMERCIAL PAPER — 87.8% — (continued)

$9,000,000	Windmill Funding Corp., 0.180% due 9/1/09 (a)(b)	$9,000,000
8,000,000	Yorktown Capital LLC, 0.421% due 1/11/10 (a)(b)	7,987,680

	TOTAL COMMERCIAL PAPER (Cost — $256,160,762)	256,160,762

U.S. GOVERNMENT AGENCIES — 12.2%
	Federal Home Loan Bank (FHLB):
2,000,000	1.020% due 2/12/10	1,999,596
20,000,000	0.260% due 7/9/10	20,000,000
	Federal Home Loan Bank (FHLB), Discount Notes:
3,302,000	0.080% due 9/1/09 (a)	3,302,000
3,000,000	0.572% due 12/8/09 (a)	2,995,345
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
4,000,000	0.200% due 10/19/09 (a)	3,998,933
1,000,000	0.290% due 11/16/09 (a)	999,388
1,496,000	0.190% due 12/8/09 (a)	1,495,226
1,000,000	0.240% due 1/20/10 (a)	999,060

	TOTAL U.S. GOVERNMENT AGENCY (Cost — $35,789,548)	35,789,548

TIME DEPOSITS — 0.0%
420	BBH — Grand Cayman, 0.030% due 9/1/09 (Cost — $420)	420

	TOTAL TIME DEPOSITS
	TOTAL SHORT-TERM INVESTMENTS (Cost — $291,950,730)	291,950,730

	TOTAL INVESTMENTS — 100.0% (Cost — $291,950,730 #)	291,950,730

	Liabilities in Excess of Other Assets — 0.0%	(38,756)

	TOTAL NET ASSETS — 100.0%	$291,911,974

(a)	Rate shown represents yield-to-maturity.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $291,950,730.

Abbreviation used in this schedule:

PLC	—	Public Limited Company

See Notes to Financial Statements.

Ratings
(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa
— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings
(unaudited) (continued)

Short-Term Security Ratings

SP-1
— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1
— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1
— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

(This page intentionally left blank)

Statements of Assets and Liabilities
August 31, 2009

	Large	Large	Small
	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth
	Investments	Investments	Investments

ASSETS:
Investments, at cost	$1,288,418,884	$1,432,745,978	$457,513,381
Foreign currency, at cost	—	—	—

Investments, at value *	$1,443,690,259	$1,523,128,225	$472,367,994
Foreign currency, at value	—	—	—
Cash	—	1,005	359
Receivable for securities sold	20,091,858	9,276,278	2,465,148
Dividends and interest receivable	1,330,204	4,617,229	46,480
Receivable for Fund shares sold	2,679,590	2,937,822	1,052,073
Unrealized appreciation on open forward currency contracts (Notes 1 and 3)	—	—	—
Receivable from broker — variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—
Swap premiums paid (Notes 1 and 3)	—	—	—
Prepaid expenses	32,673	26,451	12,624
Other assets	—	—	—

Total Assets	1,467,824,584	1,539,987,010	475,944,678

LIABILITIES:
Payable for securities on loan	131,222,731	257,154,307	96,399,493
Payable for Fund shares repurchased	1,872,645	1,574,966	403,647
Payable for securities purchased	11,274,067	7,110,485	8,067,807
Investment management fee payable	691,696	601,790	213,793
Transfer agent fees payable	78,979	77,853	64,598
Custody fee payable	85,183	91,975	20,121
Trustees’ fees payable	38,529	36,125	9,989
Interest payable for forward sale commitments (Note 1)	—	—	—
Due to custodian	12,464,034	—	—
Swap premiums received (Notes 1 and 3)	—	—	—
Forward sale commitments, at value (proceeds received $32,045,500 and $10,148,516, respectively)(Note 1)	—	—	—
Options written, at value (premiums received $148,413 and $324,876, respectively) (Notes 1 and 3)	—	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—
Unrealized depreciation on open forward currency contracts (Notes 1 and 3)	—	—	—
Deposits from counterparty	—	—	—
Distributions payable	—	—	—
Accrued expenses	64,437	60,944	48,986

Total Liabilities	157,792,301	266,708,445	105,228,434

Total Net Assets	$1,310,032,283	$1,273,278,565	$370,716,244

NET ASSETS:
Par value (Note 4)	$117,500	$173,530	$28,544
Paid-in capital in excess of par value (Note 4)	1,640,619,097	1,892,852,089	671,832,606
Accumulated net investment loss	—	—	—
Undistributed (Dividend in excess) net investment income	6,275,954	25,380,658	—
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap contracts, foreign currency transactions and forward sale commitments	(492,251,643)	(735,509,959)	(315,999,519)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts, foreign currencies and forward sale commitments	155,271,375	90,382,247	14,854,613

Total Net Assets	$1,310,032,283	$1,273,278,565	$370,716,244

Shares Outstanding	117,499,606	173,530,125	28,544,289

Net Asset Value	$11.15	$7.34	$12.99

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, and High Yield Investments with a market value of $128,370,165, $251,297,698, $94,074,980, $59,022,298, $36,473,021, $24,258,548, $466,570 and $3,935,777 respectively.

**	Value represents amortized cost.

See Notes to Financial Statements.

Small		Emerging
Capitalization	International	Markets	Core Fixed		International	Municipal	Money
Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

$412,261,052	$712,825,328	$564,583,212	$986,493,982	$161,466,196	$193,709,655	$84,554,025	$291,950,730
—	—	3,108,716	22,105	—	—	—	—

$439,119,538	$760,807,698	$702,221,395	$969,616,958	$158,673,361	$195,793,983	$85,394,082	$291,950,730	**
—	—	3,126,574	11,357	—	—	—	—
323	—	—	—	—	—	—	—
502,334	14,403,262	768,966	57,955,366	244,159	25,461,042	—	—
582,415	1,489,004	2,078,400	6,314,467	3,313,592	2,328,069	974,305	35,168
1,109,707	1,710,537	2,615,605	2,751,194	605,533	514,526	235,991	200,811
—	—	—	249,405	—	864,475	—	—
—	—	767,803	300,932	—	20,020	—	—
—	—	—	4,355,269	—	2,468,101	—	—
—	—	—	162,163	—	783,238	—	—
13,020	20,994	16,596	20,304	12,206	13,178	11,124	11,666
—	502	—	—	—	—	—	—

441,327,337	778,431,997	711,595,339	1,041,737,415	162,848,851	228,246,632	86,615,502	292,198,375

60,372,511	37,947,293	25,140,093	477,059	4,017,483	—	—	—
471,953	941,572	762,142	1,847,251	227,266	538,233	16,491	—
6,458,318	3,707,065	13,683,235	123,401,624	5,525,515	11,101,084	2,307,480	—
210,490	401,267	378,741	260,911	57,581	89,558	24,956	21,891
66,657	69,675	52,375	47,513	19,520	35,407	2,566	39,030
19,779	127,282	77,548	61,189	10,278	41,726	8,399	7,136
4,783	22,276	9,233	14,794	2,469	7,068	2,050	1,572
—	—	—	1,986	—	—	—	—
—	10,634,256	20,412	106,699	37,804	4,328,128	45,764	161,633
—	—	—	2,921,690	—	236,584	—	—

—	—	—	32,322,538	—	10,222,362	—	—
—	—	—	115,956	—	121,439	—	—
—	—	—	5,628,770	—	753,717	—	—
—	2,635	—	174,961	—	1,309,755	—	—
—	—	—	2,380,000	—	2,330,000	—	—
—	—	—	—	—	—	—	15,828
48,350	56,841	52,645	56,010	44,561	48,106	39,746	39,311

67,652,841	53,910,162	40,176,424	169,818,951	9,942,477	31,163,167	2,447,452	286,401

$373,674,496	$724,521,835	$671,418,915	$871,918,464	$152,906,374	$197,083,465	$84,168,050	$291,911,974

$43,124	$80,746	$52,473	$105,639	$40,612	$25,356	$9,259	$291,888
420,810,346	1,117,560,697	734,998,730	877,641,276	262,407,277	209,141,648	84,620,236	291,593,718
—	—	—	—	—	—	—	—
3,465,336	19,121,419	7,131,258	6,775,642	1,519,275	7,331,489	143,749	—

(77,502,796)	(460,275,697)	(208,271,439)	5,194,349	(108,267,955)	(23,470,446)	(1,445,251)	26,368

26,858,486	48,034,670	137,507,893	(17,798,442)	(2,792,835)	4,055,418	840,057	—

$373,674,496	$724,521,835	$671,418,915	$871,918,464	$152,906,374	$197,083,465	$84,168,050	$291,911,974

43,124,386	80,745,614	52,473,380	105,638,539	40,611,937	25,355,611	9,259,318	291,888,461

$8.67	$8.97	$12.80	$8.25	$3.77	$7.77	$9.09	$1.00

See Notes to Financial Statements.

Statements of Operations
For the Year Ended August 31, 2009

	Large	Large	Small
	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth
	Investments	Investments	Investments

INVESTMENT INCOME:
Dividends	$15,908,994	$51,250,320	$823,929
Interest	225,777	319,446	43,398
Income from securities lending	577,344	595,347	552,453
Miscellaneous income	167	—	—
Less: Foreign taxes withheld	(282,953)	(434,855)	(10,178)

Total Investment Income	16,429,329	51,730,258	1,409,602

EXPENSES:
Investment management fee (Note 2)	8,639,387	7,740,281	2,343,420
Transfer agent fees (Note 2)	569,451	602,099	476,575
Custody fees	554,742	505,951	137,552
Trustees’ fees	176,840	164,304	77,605
Shareholder reports	41,493	57,776	39,375
Insurance	40,084	50,121	14,612
Audit and tax	39,588	40,072	36,808
Legal fees	16,125	22,820	14,142
Registration fees	18,420	27,109	20,008
Interest expense on forward sale commitments	—	—	—
Miscellaneous expenses	58,690	89,125	15,799

Total Investment Expenses	10,154,820	9,299,658	3,175,896
Less: Fee waivers and/or expense reimbursement (Notes 2)	(1,188)	(166,875)	(30,222)

Net Expenses	10,153,632	9,132,783	3,145,674

Net Investment Income (Loss)	$6,275,697	$42,597,475	$(1,736,072)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$(471,376,254)	$(700,632,114)	$(66,146,891)
Futures contracts	—	—	—
Options written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Net Realized Gain (Loss)	(471,376,254)	(700,632,114)	(66,146,891)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(78,813,906)	150,144,219	(61,167,217)
Futures contracts	—	—	—
Options written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currencies	—	—	—

Change in Net Unrealized Appreciation/Depreciation	(78,813,906)	150,144,219	(61,167,217)

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	(550,190,160)	(550,487,895)	(127,314,108)

Total Net Assets Increase (Decrease) in Net Assets From Operations	$(543,914,463)	$(507,890,420)	$(129,050,180)

See Notes to Financial Statements.

Small		Emerging
Capitalization	International	Markets	Core Fixed		International	Municipal	Money
Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

$6,815,135	$22,858,098	$15,168,364	$7,718	$93,217	$—	$—	$—
53,374	158,783	177,238	45,031,218	12,877,152	11,479,550	3,654,060	1,550,716
270,052	848,261	173,382	9,623	42,901	470	—	—
270	74,979	9,582	19,556	—	6,216	—	—
(14,559)	(1,907,452)	(1,406,463)	—	—	—	—	—

7,124,272	22,032,669	14,122,103	45,068,115	13,013,270	11,486,236	3,654,060	1,550,716

2,178,223	5,367,100	4,460,985	3,272,773	755,452	1,197,813	330,695	250,236
436,252	498,533	355,216	347,594	123,860	273,135	12,241	306,886
147,782	763,113	473,637	448,819	59,688	232,270	41,467	68,884
72,109	125,461	86,001	103,914	23,828	54,232	6,625	59,026
36,659	42,779	48,132	19,511	9,911	34,955	1,425	27,769
11,950	34,044	16,599	21,436	3,445	5,545	2,814	66,792
37,590	42,940	38,408	43,965	36,931	39,689	34,856	32,272
14,273	17,280	23,705	11,721	10,201	11,989	13,443	9,767
17,293	20,307	19,572	22,796	14,028	23,405	14,014	14,786
—	—	—	55,290	—	9,525	—	—
15,314	47,899	30,756	34,106	7,036	14,965	5,747	8,232

2,967,445	6,959,456	5,553,011	4,381,925	1,044,380	1,897,523	463,327	844,650
(26,616)	(96,387)	(696,509)	(30,182)	(165,346)	—	—	(59,987)

2,940,829	6,863,069	4,856,502	4,351,743	879,034	1,897,523	463,327	784,663

$4,183,443	$15,169,600	$9,265,601	$40,716,372	$12,134,236	$9,588,713	$3,190,733	$766,053

$(77,652,796)	$(446,897,914)	$(199,715,428)	$12,164,453	$(16,501,109)	$8,857,921	$(1,362,332)	$37,293
—	—	(1,798,773)	9,460,469	—	12,805,032	—	—
—	—	—	(1,070,100)	—	(3,466,477)	—	—
—	—	—	(7,046,205)	—	(7,036,120)	—	—
—	—	—	3,153,512	—	(5,615,057)	—	—
—	5,016,960	(1,614,860)	1,277,539	—	(2,634,353)	—	—

(77,652,796)	(441,880,954)	(203,129,061)	17,939,668	(16,501,109)	2,910,946	(1,362,332)	37,293

7,265,903	152,921,143	96,972,922	14,497,259	6,875,302	4,072,058	1,982,395	—
—	—	(141,916)	893,622	—	(859,365)	—	—
—	—	—	(948,761)	—	243,402	—	—
—	—	—	550,110	—	638,513	—	—
—	—	—	(2,397,854)	—	3,555,714	—	—
—	(992,982)	203,460	(273,704)	—	(2,574,233)	—	—

7,265,903	151,928,161	97,034,466	12,320,672	6,875,302	5,076,089	1,982,395	—

(70,386,893)	(289,952,793)	(106,094,595)	30,260,340	(9,625,807)	7,987,035	620,063	37,293

$(66,203,450)	$(274,783,193)	$(96,828,994)	$70,976,712	$2,508,429	$17,575,748	$3,810,796	$803,346

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended August 31, 2009 and 2008

	Large Capitalization		Large Capitalization
	Growth Investments		Value Equity Investments
	2009	2008	2009	2008

OPERATIONS:
Net investment income (loss)	$6,275,697	$4,378,666	$42,597,475	$39,205,730
Net realized gain (loss)	(471,376,254)	45,016,906	(700,632,114)	353,885
Change in net unrealized appreciation/depreciation	(78,813,906)	(137,816,349)	150,144,219	(325,607,049)

Increase (Decrease) in Net Assets From Operations	(543,914,463)	(88,420,777)	(507,890,420)	(286,047,434)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,377,108)	(3,954,342)	(43,375,754)	(33,369,050)
Net realized gains	(25,056,642)	(37,186,357)	—	(153,425,668)

Decrease in Net Assets From Distributions to Shareholders	(29,433,750)	(41,140,699)	(43,375,754)	(186,794,718)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	400,491,954	624,747,203	381,829,188	827,723,497
Reinvestment of distributions	28,971,181	40,536,841	42,579,605	183,915,867
Value of shares repurchased	(760,478,579)	(784,980,605)	(571,963,461)	(382,417,950)

Increase (Decrease) in Net Assets From Fund Share Transactions	(331,015,444)	(119,696,561)	(147,554,668)	629,221,414

Increase (Decrease) in Net Assets	(904,363,657)	(249,258,037)	(698,820,842)	156,379,262
NET ASSETS:
Beginning of year	2,214,395,940	2,463,653,977	1,972,099,407	1,815,720,145

End of year*	$1,310,032,283	$2,214,395,940	$1,273,278,565	$1,972,099,407

* Includes undistributed net investment income of:	$6,275,954	$4,379,199	$25,380,658	$26,275,508

See Notes to Financial Statements.

Small Capitalization		Small Capitalization		International Equity		Emerging Markets
Growth Investments		Value Equity Investments		Investments		Equity Investments
2009	2008	2009	2008	2009	2008	2009	2008

$(1,736,072)	$(2,055,181)	$4,183,443	$3,582,164	$15,169,600	$35,077,374	$9,265,601	$8,175,879
(66,146,891)	7,215,601	(77,652,796)	16,597,191	(441,880,954)	147,051,380	(203,129,061)	35,772,796
(61,167,217)	(17,375,488)	7,265,903	(34,625,311)	151,928,161	(450,256,808)	97,034,466	(145,514,590)

(129,050,180)	(12,215,068)	(66,203,450)	(14,445,956)	(274,783,193)	(268,128,054)	(96,828,994)	(101,565,915)

—	—	(2,581,324)	(2,472,132)	(31,256,469)	(21,938,813)	(3,916,782)	(9,976,097)
—	—	(13,756,305)	(49,103,056)	(47,712,750)	(121,694,248)	(14,413,586)	(42,087,055)

—	—	(16,337,629)	(51,575,188)	(78,969,219)	(143,633,061)	(18,330,368)	(52,063,152)

179,728,932	190,230,478	202,735,827	144,221,647	187,265,397	569,781,646	339,898,649	375,833,080
—	—	16,095,851	50,798,336	77,728,755	141,693,426	18,154,243	51,536,231
(138,363,761)	(121,149,980)	(141,801,878)	(102,254,631)	(593,991,027)	(547,146,828)	(205,879,965)	(169,652,643)

41,365,171	69,080,498	77,029,800	92,765,352	(328,996,875)	164,328,244	152,172,927	257,716,668

(87,685,009)	56,865,430	(5,511,279)	26,744,208	(682,749,287)	(247,432,871)	37,013,565	104,087,601

458,401,253	401,535,823	379,185,775	352,441,567	1,407,271,122	1,654,703,993	634,405,350	530,317,749

$370,716,244	$458,401,253	$373,674,496	$379,185,775	$724,521,835	$1,407,271,122	$671,418,915	$634,405,350

—	—	$3,465,336	$2,588,328	$19,121,419	$30,191,785	$7,131,258	$3,397,794

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended August 31, 2009 and 2008 (continued)

	Core Fixed Income
	Investments
	2009	2008

OPERATIONS:
Net investment income (loss)	$40,716,372	$45,074,908
Net realized gain (loss)	17,939,668	35,744,591
Change in net unrealized appreciation/depreciation	12,320,672	(30,314,627)

Increase (Decrease) in Net Assets From Operations	70,976,712	50,504,872

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(41,335,529)	(49,103,135)
Net realized gains	(15,023,168)	—

Decrease in Net Assets From Distributions to Shareholders	(56,358,697)	(49,103,135)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	387,772,957	539,306,993
Reinvestment of distributions	54,692,315	47,540,632
Value of shares repurchased	(537,701,961)	(496,801,671)

Increase (Decrease) in Net Assets From Fund Share Transactions	(95,236,689)	90,045,954

Increase (Decrease) in Net Assets	(80,618,674)	91,447,691
NET ASSETS:
Beginning of year	952,537,138	861,089,447

End of year*	$871,918,464	$952,537,138

* Includes undistributed net investment income of:	$6,775,642	$7,560,185

See Notes to Financial Statements.

High Yield		International Fixed		Municipal Bond		Money Market
Investments		Income Investments		Investments		Investments
2009	2008	2009	2008	2009	2008	2009	2008

$12,134,236	$10,860,975	$9,588,713	$8,993,862	$3,190,733	$3,463,964	$766,053	$5,161,475
(16,501,109)	(6,505,581)	2,910,946	4,369,462	(1,362,332)	596,653	37,293	10,187
6,875,302	(7,895,869)	5,076,089	(4,467,845)	1,982,395	(1,205,048)	—	—

2,508,429	(3,540,475)	17,575,748	8,895,479	3,810,796	2,855,569	803,346	5,171,662

(12,348,057)	(10,907,289)	(20,938,038)	(4,292,682)	(3,190,602)	(3,450,817)	(766,053)	(5,161,469)
—	—	—	—	—	—	—	—

(12,348,057)	(10,907,289)	(20,938,038)	(4,292,682)	(3,190,602)	(3,450,817)	(766,053)	(5,161,469)

76,111,800	97,181,051	95,433,344	164,233,247	42,895,443	72,913,544	349,247,639	313,711,074
11,904,482	10,522,648	20,374,381	4,168,703	2,931,673	3,235,721	721,794	5,571,668
(55,529,164)	(48,801,386)	(200,914,576)	(76,066,908)	(63,083,860)	(44,387,277)	(202,286,948)	(293,446,441)

32,487,118	58,902,313	(85,106,851)	92,335,042	(17,256,744)	31,761,988	147,682,485	25,836,301

22,647,490	44,454,549	(88,469,141)	96,937,839	(16,636,550)	31,166,740	147,719,778	25,846,494

130,258,884	85,804,335	285,552,606	188,614,767	100,804,600	69,637,860	144,192,196	118,345,702

$152,906,374	$130,258,884	$197,083,465	$285,552,606	$84,168,050	$100,804,600	$291,911,974	$144,192,196

$1,519,275	$1,632,340	$7,331,489	$4,759,238	$143,749	$143,618	—	—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)

Net asset value, Beginning of Year	$14.66	$15.45	$12.88	$12.73	$10.81

Income (Loss) from Operations:
Net investment income (loss)	0.04	0.03	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(3.35)	(0.55)	2.54	0.16	1.93

Total Income (Loss) from Operations	(3.31)	(0.52)	2.57	0.15	1.92

Less Distributions From:
From net investment income	(0.03)	(0.03)	—	—	—
Net realized gain	(0.17)	(0.24)	—	—	—

Total Distributions	(0.20)	(0.27)	—	—	—

Net Asset Value, End of Year	$11.15	$14.66	$15.45	$12.88	$12.73

Total Return(2)	(22.25)%	(3.52)%	19.95%	1.18%	17.76%
Net Assets, End of Year (millions)	$1,310	$2,214	$2,464	$1,807	$1,520
Ratio of Average to Net Assets:
Gross expenses	0.71%	0.69%	0.70%	0.78%	0.90%
Net expenses	0.71 (3)	0.69 (3)	0.70	0.77 (3)	0.88 (3)
Net investment income (loss)	0.44	0.18	0.18	(0.06)	(0.12)
Portfolio Turnover Rate	113%	79%	112%	63%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Value Equity Investments

	2009(1)	2008(1)	2007(1)	2006	2005

Net Asset Value, Beginning of Year	$9.88	$12.87	$12.25	$11.50	$10.01

Income (Loss) From Operations:
Net investment income	0.22	0.23	0.21	0.21	0.16
Net realized and unrealized gain (loss)	(2.55)	(1.92)	1.43	1.21	1.45

Total Income (Loss) From Operations	(2.33)	(1.69)	1.64	1.42	1.61

Less Distributions From:
From net investment income	(0.21)	(0.23)	(0.19)	(0.19)	(0.12)
Net realized gains	—	(1.07)	(0.83)	(0.48)	—

Total Distributions	(0.21)	(1.30)	(1.02)	(0.67)	(0.12)

Net Asset Value, End of Year	$7.34	$9.88	$12.87	$12.25	$11.50

Total Return(2)	(23.14)%	(14.23)%	13.58%	12.82%	16.10	%(3)
Net Assets, End of Year (millions)	$1,273	$1,972	$1,816	$1,546	$1,351
Ratios to Average Net Assets:
Gross expenses	0.72%	0.69%	0.70%	0.77%	0.88%
Net expenses	0.71 (4)	0.67 (4)	0.69 (4)	0.76 (4)	0.86	(4)
Net investment income	3.30	2.12	1.67	1.73	1.41
Portfolio Turnover Rate	97%	55%	46%	58%	67%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	The Sub-adviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Growth Investments

	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)

Net asset value, Beginning of Year	$17.32	$18.28	$15.83	$14.89	$11.97

Income (Loss) from Operations:
Net investment loss	(0.07)	(0.09)	(0.10)	(0.01)	(0.11)
Net realized and unrealized gain (loss)	(4.26)	(0.87)	2.55	0.95	3.03

Total Income (Loss) from Operations	(4.33)	(0.96)	2.45	0.94	2.92

Net Asset Value, End of Year	$12.99	$17.32	$18.28	$15.83	$14.89

Total return(2)	(25.00)%	(5.25)%	15.48%	6.31%	24.39%
Net Assets, End of Year (millions)	$371	$458	$402	$369	$417
Ratios to Average Net Assets:
Gross expenses	1.08%	1.00%	0.99%	1.12%	1.32%
Net expenses	1.07 (3)	0.99 (3)	0.99 (3)	1.08 (3)	1.24 (3)
Net investment loss	(0.59)	(0.51)	(0.58)	(0.08)	(0.84)
Portfolio Turnover Rate	73%	66%	69%	59%	70%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Value Equity Investments

	2009(1)	2008(1)	2007(1)	2006	2005(1)

Net asset value, Beginning of Year	$10.65	$13.51	$14.19	$16.95	$15.05

Income (Loss) from Operations:
Net investment income	0.11	0.12	0.15	0.09	0.10
Net realized and unrealized gain (loss)	(1.63)	(0.89)	1.46	1.52	3.50

Total Income (Loss) from Operations	(1.52)	(0.77)	1.61	1.61	3.60

Less Distributions From:
From net investment income	(0.07)	(0.10)	(0.11)	(0.09)	(0.13)
Net realized gains	(0.39)	(1.99)	(2.18)	(4.28)	(1.57)

Total Distributions	(0.46)	(2.09)	(2.29)	(4.37)	(1.70)

Net Asset Value, End of Year	$8.67	$10.65	$13.51	$14.19	$16.95

Total Return(2)	(12.73)%	(5.36)%	11.94%	11.73%	24.89%
Net Assets, End of Year (millions)	$374	$379	$352	$344	$385
Ratios to Average Net Assets:
Gross expenses	1.09%	1.01%	1.01%	1.12%	1.24%
Net expenses	1.08 (3)	0.99 (3)	1.01	1.09 (3)	1.17 (3)
Net investment income	1.54	1.07	1.06	0.64	0.64
Portfolio Turnover Rate	53%	39%	40%	31%	64%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Equity Investments

	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)

Net asset value, Beginning of Year	$11.90	$15.57	$13.55	$11.12	$9.01

Income (Loss) from Operations:
Net investment income	0.15	0.30	0.23	0.22	0.15
Net realized and unrealized gain (loss)	(2.32)	(2.61)	2.08	2.38	2.06

Total Income (Loss) from Operations	(2.17)	(2.31)	2.31	2.60	2.21

Less Distributions From:
From net investment income	(0.30)	(0.21)	(0.29)	(0.17)	(0.10)
Net realized gain	(0.46)	(1.15)	—	—	—

Total Distributions	(0.76)	(1.36)	(0.29)	(0.17)	(0.10)

Net Asset Value, End of Year	$8.97	$11.90	$15.57	$13.55	$11.12

Total Return(2)	(15.48)%	(16.23)%	17.21%	23.55%	24.65%
Net Assets, End of Year (millions)	$725	$1,407	$1,655	$1,309	$910
Ratios to Average Net Assets:
Gross expenses	0.91%	0.83%	0.82%	0.84%	1.02%
Net expenses	0.90 (3)	0.77 (3)	0.75 (3)	0.83 (3)	0.99 (3)
Net investment income	1.98	2.16	1.57	1.76	1.49
Portfolio Turnover Rate	72%	124%	44%	50%	57%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Emerging Markets Equity Investments

	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)

Net asset value, Beginning of Year	$15.36	$19.19	$13.59	$10.55	$7.60

Income (Loss) from Operations:
Net investment income	0.19	0.23	0.21	0.15	0.12
Net realized and unrealized gain (loss)	(2.39)	(2.24)	5.52	3.01	2.93

Total Income (Loss) from Operations	(2.20)	(2.01)	5.73	3.16	3.05

Less Distributions From:
From net investment income	(0.08)	(0.35)	(0.13)	(0.12)	(0.10)
Net realized gain	(0.28)	(1.47)	—	—	—

Total Distributions	(0.36)	(1.82)	(0.13)	(0.12)	(0.10)

Net Asset Value, End of Year	$12.80	$15.36	$19.19	$13.59	$10.55

Total Return(2)	(12.86)%	(12.37)%	42.41%	30.10%	40.31	%(3)
Net Assets, End of Year (millions)	$671	$634	$530	$287	$248
Ratio of Average to Net Assets:
Gross expenses	1.12%	1.08%	1.15%	1.32%	1.52%
Net expenses	0.98 (4)	0.93 (4)	1.04 (4)	1.28 (4)	1.44	(4)
Net investment income	1.87	1.24	1.31	1.15	1.27
Portfolio Turnover Rate	133%	74%	66%	70%	70%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	The Sub-adviser fully reimbursed the Fund for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Core Fixed Income Investments

	2009(1)		2008(1)		2007(1)		2006		2005

Net asset value, Beginning of Year	$8.05		$8.07		$8.09		$8.35		$8.32

Income (Loss) from Operations:
Net investment income	0.39		0.38		0.38		0.37		0.30
Net realized and unrealized gain (loss)	0.36		0.01		—		(0.25)		0.05

Total Income from Operations	0.75		0.39		0.38		0.12		0.35

Less Distributions From:
From net investment income	(0.40)		(0.41)		(0.40)		(0.38)		(0.32)
Net realized gain	(0.15)		—		—		—		—

Total Distributions	(0.55)		(0.41)		(0.40)		(0.38)		(0.32)

Net Asset Value, End of Year	$8.25		$8.05		$8.07		$8.09		$8.35

Total return(2)	9.96%		4.78%		4.82%		1.51%		4.30%
Net Assets, End of Year (millions)	$872		$953		$861		$760		$534
Ratios to Average Net Assets:
Gross expenses	0.54	%(3)	0.52	%(3)	0.54	%(3)	0.63%		0.75%
Net expenses	0.53	(3)(4)	0.52	(3)(4)	0.54	(3)(4)	0.61	(4)	0.71	(4)
Net investment income	4.98		4.56		4.68		4.50		3.65
Portfolio Turnover Rate	374%		346	%(5)	400	%(5)	443	%(5)	418	%(5)

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments which represents .01%.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Amount has been increased from prior years’ presentation to reflect all mortgage dollar roll activity without which the turnover would be lower.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

High Yield Investments

	2009(1)	2008(1)	2007(1)	2006	2005(1)

Net Asset Value, Beginning of Year	$4.13	$4.58	$4.62	$4.78	$4.81

Income (Loss) From Operations:
Net investment income	0.37	0.39	0.38	0.39	0.31
Net realized and unrealized gain (loss)	(0.35)	(0.46)	(0.03)	(0.22)	0.03

Total Income (Loss) from Operations	0.02	(0.07)	0.35	0.17	0.34

Less Distributions From:
From net investment income	(0.38)	(0.38)	(0.39)	(0.33)	(0.37)

Total Distributions	(0.38)	(0.38)	(0.39)	(0.33)	(0.37)

Net Asset Value, End of Year	$3.77	$4.13	$4.58	$4.62	$4.78

Total Return(2)	2.48%	(1.69)%	7.56%	3.80%	7.16%
Net Assets, End of Year (millions)	$153	$130	$86	$110	$262
Ratios to Average Net Assets:
Gross expenses	0.97%	0.90%	1.00%	0.90%	1.04%
Net expenses	0.81 (3)	0.74 (3)	0.85 (3)	0.86 (3)	0.99 (3)
Net investment income	11.24	8.78	7.92	6.78	6.49
Portfolio Turnover Rate	68%	73%	119%	108%	106%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Fixed Income Investments

	2009(1)		2008(1)		2007(1)		2006(1)	2005(1)

Net asset value, Beginning of Year	$7.86		$7.67		$7.78		$8.23	$8.16

Income (Loss) from Operations:
Net investment income	0.30		0.32		0.23		0.25	0.20
Net realized and unrealized gain (loss)	0.31		0.05		(0.05)		(0.39)	0.37

Total Income (Loss) from Operations	0.61		0.37		0.18		(0.14)	0.57

Less Distributions From:
From net investment income	(0.70)		(0.18)		(0.29)		(0.09)	(0.50)
Net realized gains	—		—		—		(0.06)	—
Return of capital	—		—		—		(0.16)	—

Total Distributions	(0.70)		(0.18)		(0.29)		(0.31)	(0.50)

Net Asset Value, End of Year	$7.77		$7.86		$7.67		$7.78	$8.23

Total Return(2)	8.54%		4.90%		2.33%		(1.70)%	6.86%
Net Assets, End of Year (millions)	$197		$286		$189		$195	$154
Ratios to Average Net Assets:
Gross expenses	0.79	%(3)	0.70	%(3)	0.78	%(3)	0.84%	1.01%
Net expenses	0.79	(3)	0.70	(3)	0.78	(3)(4)	0.82 (4)	0.95 (4)
Net investment income	4.00		4.12		3.00		3.25	2.38
Portfolio Turnover Rate	263%		263%		433%		416%	346%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments which represents .004%.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Municipal Bond Investments

	2009(1)	2008(1)	2007(1)	2006	2005

Net asset value, Beginning of Year	$8.92	$8.94	$9.13	$9.26	$9.23

Income (Loss) from Operations:
Net investment income	0.34	0.33	0.35	0.32	0.32
Net realized and unrealized gain (loss)	0.17	(0.02)	(0.19)	(0.12)	0.06

Total Income from Operations	0.51	0.31	0.16	0.20	0.38

Less Distributions From:
From net investment income	(0.34)	(0.33)	(0.35)	(0.33)	(0.35)

Total Distributions	(0.34)	(0.33)	(0.35)	(0.33)	(0.35)

Net Asset Value, End of Year	$9.09	$8.92	$8.94	$9.13	$9.26

Total return(2)	5.98%	3.48%	1.77%	2.26%	4.17%
Net Assets, End of Year (millions)	$84	$101	$70	$66	$40
Ratios to Average Net Assets:
Gross expenses	0.56%	0.56%	0.59%	0.73%	0.90%
Net expenses	0.56	0.56	0.59 (3)	0.72 (3)	0.88 (3)
Net investment income	3.86	3.66	3.84	3.70	3.58
Portfolio Turnover Rate	25%	26%	14%	26%	7%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Money Market Investments

	2009(1)		2008(1)	2007(1)	2006(1)	2005

Net asset value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Income from Operations:
Net investment income	0.00	(2)	0.03	0.05	0.04	0.02

Total income from Operations	0.00	(2)	0.03	0.05	0.04	0.02

Less Distributions From:
From net investment income	0.00	(2)	(0.03)	(0.05)	(0.04)	(0.02)

Total Distributions	0.00	(2)	(0.03)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(3)	0.49%		3.10%	4.86%	4.03%	2.17%
Net Assets, End of Year (millions)	$292		$144	$118	$129	$96
Ratios to Average Net Assets:
Gross expenses	0.51%		0.44%	0.48%	0.72%	1.14%
Net expenses(4)(5)	0.47		0.42	0.47	0.47	0.34
Net investment income	0.46		3.11	4.75	4.01	2.16

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.60%.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments, (individually, a “Fund” and collectively, the “Funds”) are separate diversified investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

On June 1, 2009, Morgan Stanley and Citigroup combined Morgan Stanley’s Global Wealth Management Group and Citigroup’s Smith Barney, Quilter in the UK, and Smith Barney Australia into a new joint venture to be named Morgan Stanley Smith Barney LLC (“Joint Venture”). Under the terms of the Joint Venture, Citigroup exchanged 100 percent of its Smith Barney, Smith Barney Australia and Quilter units for a 49 percent stake in the Joint Venture and an upfront cash payment of $2.7 billion. Morgan Stanley exchanged 100 percent of its Global Wealth Management business for a 51 percent stake in the Joint Venture. After year three, Morgan Stanley and Citigroup will have various purchase and sale rights for the joint venture, but Citigroup will continue to own a significant stake in the Joint Venture at least through year five. The Joint Venture constituted a “change of control” of the Manager under applicable provisions of the 1940 Act. The 1940 Act provides that a “change of control” of a fund’s adviser or sub-adviser results in an “assignment,” and a consequent automatic termination, of an investment advisory agreement between a fund and its adviser or sub-adviser, as the case may be. At a special meeting of shareholders held on October 28, 2009, a new investment advisory agreement between the Trust and Consulting Group Advisory Services LLC (formerly Citigroup Investment Advisory Services LLC) was approved.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Each Fund calculates its net asset value (“NAV”) once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally at 4:00 PM Eastern time) on each day the NYSE is open. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Debt securities that will mature in more than 60 days are valued using prices provided by approved independent pricing services, which are determined by such services’ analyses of a variety of factors, including, transactions in debt securities, quotations from bond dealers, market transactions in comparable securities and relationships between securities.

Debt securities that will mature in 60 days or less and securities held by Money Market Investments are valued at amortized cost, which approximates current market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization of any premium and accretion of any discount to maturity. Money Market Investments’ use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees. Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to Financial Statements
(continued)

Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available or are determined to be unreliable by the Trust’s Valuation Committee are valued at fair value as determined pursuant to procedures adopted by the Trustees. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its net asset NAV. The Board of Trustees has authorized the use of an independent pricing service to fair value foreign securities in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Trust’s Valuation Committee.

The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”), effective September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the funds (observable inputs) and (2) the funds’ own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the SFAS 157 hierarchy are as follows:

Level 1 — unadjusted quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments.)

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s securities using the fair value hierarchy:

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2009	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Large Capitalization Growth Investments
Investments, at value
Common Stocks	$1,301,341,321	$1,301,341,321	$—	$—
Short-term	142,348,938	131,222,731	11,126,207	—

Total - Investments, at value	$1,443,690,259	$1,432,564,052	$11,126,207	$—

Large Capitalization Value Equity Investments
Investments, at value
Common Stocks	$1,238,926,017	$1,238,926,017	$—	$—
Short-term	284,202,208	257,154,307	27,047,901	—

Total - Investments, at value	$1,523,128,225	$1,496,080,324	$27,047,901	$—

Small Capitalization Growth Investments
Investments, at value
Common Stocks	$355,208,425	$355,208,425	$—	$—
Short-term	117,159,569	96,399,493	20,760,076	—

Total - Investments, at value	$472,367,994	$451,607,918	$20,760,076	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2009	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Small Capitalization Value Equity Investments
Investments, at value
Common Stocks	$353,002,566	$353,002,566	$—	$—
Short-term	86,116,972	60,372,511	25,744,461	—

Total - Investments, at value	$439,119,538	$413,375,077	$25,744,461	$—

International Equity Investments
Investments, at value
Common Stocks:
United Kingdom	$121,941,583	$121,941,492	$—	$91
Japan	97,621,582	97,621,582	—	—
France	66,320,106	66,320,106	—	—
Switzerland	64,491,004	64,491,004	—	—
Germany	56,455,890	56,455,890	—	—
Brazil	35,510,356	35,510,356	—	—
Hong Kong	33,596,559	33,588,647	7,912	—
Spain	31,675,751	31,675,751	—	—
China	23,581,186	23,581,186	—	—
Other Countries	171,803,577	171,803,577	—	—
Rights:
United Kingdom	7,558	—	7,558	—
Warrants:
Luxembourg	3,545,843	—	3,545,843	—
Short-term	54,256,703	37,947,293	16,309,410	—

Total - Investments, at value	$760,807,698	$740,936,884	$19,870,723	$91
Other Financial Instruments
Forward Currency Contracts	(2,635)	—	(2,635)	—

Total - Other Financial Instruments	$(2,635)	$—	$(2,635)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2009	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Emerging Markets Equity Investments
Investments, at value
Common Stocks:
Brazil	$95,179,496	$95,179,496	$—	$—
South Korea	84,240,582	84,240,582	—	—
China	66,867,035	66,867,035	—	—
South Africa	63,871,373	63,871,373	—	—
Taiwan	53,353,861	51,039,272	2,314,589	—
Russia	48,802,876	46,467,512	2,335,364	—
Mexico	33,262,419	33,262,419	—	—
Turkey	31,946,964	31,946,964	—	—
Hong Kong	30,918,384	30,918,384	—	—
Other Countries	105,723,825	105,253,348	470,477	—
Preferred Stocks:
Brazil	7,843,656	7,843,656	—	—
Russia	510,769	—	510,769	—
South Korea	1,296,166	1,296,166	—	—
Exchange-Traded Funds (ETFs):
United States	6,107,958	6,107,958	—	—
Rights:
Chile	1,390	1,390	—	—
Warrants:
Malaysia	1,570	1,570	—	—
Short-term	72,293,071	25,140,093	47,152,978	—

Total - Investments, at value	$702,221,395	$649,437,218	$52,784,177	$—
Other Financial Instruments
Futures Contracts	(107,537)	(107,537)	—	—

Total - Other Financial Instruments	$(107,537)	$(107,537)	$—	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2009	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Core Fixed Income Investments
Investments, at value
Mortgage-Backed Securities	$384,547,920	$—	$384,547,920	$—
Asset-Backed Securities	5,299,338	—	5,299,338	—
Collateralized Mortgage Obligations	140,342,901	—	140,342,901	—
Corporate Bonds & Notes	214,466,398	—	214,466,398	—
Municipal Bonds	13,901,897	—	13,901,897	—
Sovereign Bonds	7,616,828	—	7,616,828	—
U.S. Government & Agency Obligations	95,154,435	—	95,154,435	—
Preferred Stocks	65,436	—	55,834	9,602
Convertible Preferred Stocks	77,337	—	77,337	—
Short-term	108,144,468	477,059	107,667,409	—

Total - Investments, at value	$969,616,958	$477,059	$969,130,297	$9,602
Other Financial Instruments
Credit Default Swaps	(1,916,858)	—	(1,916,858)	—
Forward Currency Contracts	74,444	—	74,444	—
Forward Sale Commitments	(32,322,538)	—	(32,322,538)	—
Futures Contracts	1,316,178	1,316,178	—	—
Interest Rate Swaps	643,357	—	643,357	—
Written Options	(115,956)	(115,956)	—	—

Total - Other Financial Instruments	$(32,321,373)	$1,200,222	$(33,521,595)	$—

High Yield Investments
Investments, at value
Corporate Bonds & Notes	$130,614,634	$43,847	$130,544,462	$26,325
Collateralized Mortgage Obligations	45,133	—	45,133	—
Common Stocks	12,574	12,574	—	—
Preferred Stocks	415,294	9,447	405,847	—
Convertible Preferred Stocks	2,539,303	1,782,805	756,498	—
Warrants	114	—	114	—
Short-term	25,046,309	4,017,483	21,028,826	—

Total - Investments, at value	$158,673,361	$5,866,156	$152,780,880	$26,325

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2009	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

International Fixed Income Investments
Investments, at value
Sovereign Bonds:
Germany	$23,475,695	$—	$23,475,695	$—
Japan	12,015,092	—	12,015,092	—
France	5,059,161	—	5,059,161	—
Netherlands	3,877,278	—	3,877,278	—
United Kingdom	3,379,270	—	3,379,270	—
Canada	1,656,651	—	1,656,651	—
South Africa	970,875	—	970,875	—
Brazil	825,990	—	825,990	—
South Korea	597,320	—	597,320	—
Russia	496,800	—	496,800	—
Asset-Backed Securities	3,380,332	—	3,380,332	—
Collateralized Mortgage Obligations	18,725,292	—	18,725,292	—
Corporate Bonds & Notes:
United States	24,438,387	—	24,438,387	—
France	11,135,985	—	11,135,985	—
United Kingdom	7,657,883	—	7,657,883	—
Australia	5,802,820	—	5,802,820	—
Netherlands	3,246,900	—	3,246,900	—
Canada	2,927,672	—	2,927,672	—
Ireland	1,956,787	—	1,956,787	—
Norway	1,785,767	—	1,785,767	—
Switzerland	1,585,212	—	1,585,212	—
Other Countries	5,049,338	—	5,049,338	—
Mortgage-Backed Securities	25,030,491	—	25,030,491	—
Municipal Bonds	220,934	—	220,934	—
U.S. Government & Agency Obligations	18,975,028	—	18,975,028	—
Short-term	11,521,023	—	11,521,023	—

Total - Investments, at value	$195,793,983	$—	$195,793,983	—
Other Financial Instruments
Credit Default Swaps	955,056	—	955,056	—
Forward Currency Contracts	(445,280)	—	(445,280)	—
Forward Sale Commitments	(10,222,362)	—	(10,222,362)	—
Futures Contracts	620,637	620,637	—	—
Interest Rate Swaps	759,328	—	759,328	—
Written Options	(121,439)	(8,422)	(113,017)	—

Total - Other Financial Instruments	$(8,454,060)	$612,215	$(9,066,275)	$—

Municipal Bond Investments
Investments, at value
Municipal Bonds	$75,350,121	$—	$75,350,121	$—
Short-term	10,043,961	—	10,043,961	—

Total - Investments, at value	$85,394,082	$—	$85,394,082	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2009	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Money Market Investments
Investments, at value
Short-term	$291,950,730	$—	$291,950,730	$—

Total - Investments, at value	$291,950,730	$—	$291,950,730	$—

For further information regarding security characteristics, see the Schedule of Investments.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period September 1, 2008, through August 31, 2009:

		Asset-	Collateralized		Corporate	Credit	Interest	Mortgage-
		Backed	Mortgage	Common	Bonds &	Default	Rate	Backed	Preferred
	Total	Securities	Obligations	Stocks	Notes	Swaps	Swaps	Securities	Stocks

International Equity Investments
Balance as of August 31, 2008	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—	—	—	—	—
Accrued discounts/premiums	6	—	—	6	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(9,010)	—	—	(9,010)	—	—	—	—	—
Net purchases (sales)	9,095	—	—	9,095	—	—	—	—	—
Transfers in and/or out of Level 3	—	—	—	—	—	—	—	—	—

Balance as of August 31, 2009	$91	$—	$—	$91	$—	$—	$—	$—	$—

Core Fixed Income Investments
Balance as of August 31, 2008	$(1,102,761)	$—	$—	$—	$—	$401,517	$(1,504,278)	$—	$—
Total realized gain (loss)	—	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—	—	—	—	—	—
Net purchases (sales)	—	—	—	—	—	—	—	—	—
Transfers in and/or out of Level 3	1,112,363	—	—	—	—	(401,517)	1,504,278	—	9,602

Balance as of August 31, 2009	$9,602	$—	$—	$—	$—	$—	$—	$—	$9,602

High Yield Investments
Balance as of August 31, 2008	$277	$277	$—	$—	$—	$—	$—	$—	$—
Total realized gain (loss)	—	—	—	—	—	—	—	—	—
Accrued discounts/premiums	(21,892)	—	—	—	(21,892)	—	—	—	—
Change in unrealized appreciation (depreciation)	(86,160)	—	—	—	(86,160)	—	—	—	—
Net purchases (sales)	134,377	—	—	—	134,377	—	—	—	—
Transfers in and/or out of Level 3	(277)	(277)	—	—	—	—	—	—	—

Balance as of August 31, 2009	$26,325	$—	$—	$—	$26,325	$—	$—	$—	$—

International Fixed Income Investments
Balance as of August 31, 2008	$5,465,957	$—	$2,714,038	$—	$906,666	$122,062	$15,228	$1,707,963	$—
Total realized gain (loss)	132,601	—	—	—	132,601	—	—	—	—
Accrued discounts/premiums	36	—	—	—	36	—	—	—	—
Change in unrealized appreciation (depreciation)	(68,039)	—	—	—	(68,039)	—	—	—	—
Net purchases (sales)	(971,264)	—	—	—	(971,264)	—	—	—	—
Transfers in and/or out of Level 3	(4,559,291)	—	(2,714,038)	—	—	(122,062)	(15,228)	(1,707,963)	—

Balance as of August 31, 2009	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Accounting for Derivative Instruments. The Funds adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosure about Derivative Instruments and Hedging Activities, an

Notes to Financial Statements
(continued)

amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 establishes disclosure requirements for derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

In September 2008, FASB Staff Position 133-1 and Fin 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at period-end for each Fund are disclosed in Note 3 to these Financial Statements.

Following is a description of the derivative instruments utilized by the Funds during the reporting period, including the primary underlying risk exposures related to each instrument type:

(i) Financial Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(ii) Written Options. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of

Notes to Financial Statements
(continued)

protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap agreement.

Notes to Financial Statements
(continued)

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(vii) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

An upfront payment received by the Fund, as the protector, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the Fund.

Notes to Financial Statements
(continued)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

International Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Liability derivatives
Unrealized depreciation on foreign currency contracts (a)	$—	$2,635	$—	$—	$—	$2,635

	$—	$2,635	$—	$—	$—	$2,635

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on foreign currency transactions	$—	$5,042,105	$—	$—	$—	$5,042,105

	$—	$5,042,105	$—	$—	$—	$5,042,105

Change in unrealized appreciation/(depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	$—	$(1,067,337)	$—	$—	$—	$(1,067,337)

	$—	$(1,067,337)	$—	$—	$—	$(1,067,337)

Emerging Markets Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts (b)	$—	$—	$—	$4,280	$—	$4,280

	$—	$—	$—	$4,280	$—	$4,280

Liability derivatives
Unrealized depreciation on futures contracts (b)	$—	$—	$—	$111,817	$—	111,817

	$—	$—	$—	$111,817	$—	$111,817

Notes to Financial Statements
(continued)

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$(1,798,773)	$—	(1,798,773)
Net realized gain (loss) on foreign currency transactions	—	(55,623)	—	—	—	(55,623)

	$—	$(55,623)	$—	$(1,798,773)	$—	$(1,854,396)

Change in unrealized appreciation/(depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$(141,916)	$—	(141,916)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	216,894	—	—	—	216,894

	$—	$216,894	$—	$(141,916)	$—	$74,978

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts (b)	$1,316,178	$—	$—	$—	$—	$1,316,178
Unrealized appreciation on foreign currency contracts (c)	—	249,405	—	—	—	249,405
Unrealized appreciation on swap contracts (c)	656,094	—	3,699,176	—	—	4,355,270

	$1,972,272	$249,405	$3,699,176	$—	$—	$5,920,853

Liability derivatives
Written options outstanding (a)	$115,956	$—	$—	$—	$—	$115,956
Unrealized depreciation on foreign currency contracts (a)	—	174,961	—	—	—	174,961
Unrealized depreciation on swap contracts (a)	12,736	—	5,616,035	—	—	5,628,771

	$128,692	$174,961	$5,616,035	$—	$—	$5,919,688

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$3,066,773	$42,423	$—	$—	$—	$3,109,196
Net realized gain (loss) on futures contracts	9,460,469	—	—	—	—	9,460,469
Net realized gain (loss) on options written	(1,113,098)	42,998	—	—	—	(1,070,100)
Net realized gain (loss) on swaps contracts	(927,130)	—	4,080,642	—	—	3,153,512
Net realized gain (loss) on foreign currency transactions	—	(419,909)	—	—	—	(419,909)

	$10,487,014	$(334,488)	$4,080,642	$—	$—	$14,233,168

Notes to Financial Statements
(continued)

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Change in unrealized appreciation/(depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$2,056,153	$4,854	$—	$—	$—	$2,061,007
Net change in unrealized appreciation (depreciation) on futures contracts	894,865	—	—	—	—	894,865
Net change in unrealized appreciation (depreciation) on options written	(907,341)	(41,420)	—	—	—	(948,761)
Net change in unrealized appreciation (depreciation) on swaps contracts	1,406,328	—	(3,804,182)	—	—	(2,397,854)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(40,826)	—	—	—	(40,826)

	$3,450,005	$(77,392)	$(3,804,182)	$—	$—	$(431,569)

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts (b)	$620,637	$—	$—	$—	$—	$620,637
Unrealized appreciation on foreign currency contracts (c)	—	864,475	—	—	—	864,475
Unrealized appreciation on swap contracts (c)	763,651	—	1,704,450	—	—	2,468,101

	$1,384,288	$864,475	$1,704,450	$—	$—	$3,953,213

Liability derivatives
Written options outstanding (a)	$121,439	$—	$—	$—	$—	$121,439
Unrealized depreciation on foreign currency contracts (a)	—	1,309,755	—	—	—	1,309,755
Unrealized depreciation on swap contracts (a)	4,323	—	749,394	—	—	753,717

	$125,762	$1,309,755	$749,394	$—	$—	$2,184,911

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$5,485,855	$291,514	$—	$—	$—	$5,777,369
Net realized gain (loss) on futures contracts	12,805,032	—	—	—	—	12,805,032
Net realized gain (loss) on options written	(3,351,876)	(114,601)	—	—	—	(3,466,477)
Net realized gain (loss) on swaps contracts	(5,410,038)	—	(205,019)	—	—	(5,615,057)
Net realized gain (loss) on foreign currency transactions	—	3,297,778	—	—	—	3,297,778

	$9,528,973	$3,474,691	$(205,019)	$—	$—	$12,798,645

Notes to Financial Statements
(continued)

	Derivatives not accounted for as hedging instruments under Statement 133

		Foreign
	Interest rate	exchange	Credit	Equity	Other
Location	contracts	contracts	contracts	contracts	contracts	Total

Change in unrealized appreciation/(depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(52,442)	$(112,059)	$—	$—	$—	$(164,501)
Net change in unrealized appreciation (depreciation) on futures contracts	(854,550)	—	—	—	—	(854,550)
Net change in unrealized appreciation (depreciation) on options written	251,477	(8,075)	—	—	—	243,402
Net change in unrealized appreciation (depreciation) on swaps contracts	4,303,581	—	(747,867)	—	—	3,555,714
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(2,150,261)	—	—	—	(2,150,261)

	$3,648,066	$(2,270,395)	$(747,867)	$—	$—	$629,804

(a)	Statements of Assets and Liabilities location: Payables for open forward foreign currency contracts, open swap contracts, at value and written options.
(b)	Cumulative appreciation (depreciation) on futures contracts is reported in “Open Future Contract” below. Only current day’s variation margin, if any, reported within the Statements of Assets & Liabilities.
(c)	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts and open swap contracts, at value.
(d)	Statements of Operations location: Net realized gain (loss) on investment transactions, foreign currency transactions, futures contracts, written options and swap contracts.
(e)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on investment transactions, translation of assets and liabilities in foreign currencies, futures contracts, written options and swap contracts.
*	See note 1 in the Notes to Financial Statements for additional information.

The average notional amounts of futures contacts, swaps contracts, written options, purchased options and forward currency contracts outstanding during the year ended August 31, 2009 were approximately as follows:

	Futures	Swaps	Written	Purchased	Forwards
	Contracts	Contracts	Options	Options	Currency Contracts

International Equity Investments	$—	$—	$—	$—	$35,357,489
Emerging Markets Equity Investments	14,218,246	—	—	—	418,378
Core Fixed Income Investments	313,343,586	413,355,320	3,849,290	4,915,646	43,048,507
International Fixed Income Investments	271,286,547	6,517,152,133	2,608,282	2,440,755	145,468,927

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal-only securities, which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater

Notes to Financial Statements
(continued)

in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. The Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Funds.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Such collateral is maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. All collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in either an unaffiliated registered money market fund or CGCM Money Market Investments. The Funds have the right under the securities lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. At August 31, 2009, the aggregate market value of the loaned securities and the value of the collateral each Fund received were as follows:

Loaned Securities

	Market Value of	Value of
Fund	Securities on Loan	Collateral Held

Large Capitalization Growth Investments	$128,370,165	$131,222,731
Large Capitalization Value Equity Investments	251,297,698	257,154,307
Small Capitalization Growth Investments	94,074,980	96,399,493
Small Capitalization Value Equity Investments	59,022,298	60,372,511
International Equity Investments	36,473,021	37,947,293
Emerging Markets Equity Investments	24,258,548	25,140,093
Core Fixed Income Investments	466,570	477,059
High Yield Investments	3,935,777	4,017,483

(g) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the

Notes to Financial Statements
(continued)

Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sell transactions is that selling short magnifiers the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of a sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Financial Statements
(continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis.

Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

In June 2006, FASB issued Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, and was applied to all open tax years as of the effective date. Management has reviewed the tax positions for each of the four open tax years as of August 31, 2009 and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Notes to Financial Statements
(continued)

			Undistributed
		Undistributed	Realized Gains/
		(Dividend in Excess)	Accumulated Net
Fund		Net Investment Income	Realized Losses	Paid-in Capital

Large Capitalization Growth Investments	(f)	$(1,834)	$1,834	$—
Large Capitalization Value Equity Investments	(a)	(116,571)	116,571	—
Small Capitalization Growth Investments	(a),(b)	1,736,072	13,284	(1,749,356)
Small Capitalization Value Equity Investments	(a)	(725,111)	725,114	(3)
International Equity Investments	(c)	5,016,503	(5,016,503)	—
Emerging Markets Equity Investments	(c)	(1,615,355)	1,615,357	(2)
Core Fixed Income Investments	(c),(d),(g)	(165,386)	165,386	—
High Yield Investments	(d),(e)	100,756	2,025,640	(2,126,396)
International Fixed Income Investments	(c),(d),(g)	13,921,576	(13,921,575)	(1)
Municipal Bond Investments	(e)	—	1,249,410	(1,249,410)

Additionally, there were no reclassifications during the current year for Money Market Investments.

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to expiring capital loss carry forward.
(f)	Reclassifications are primarily due to distribution reclass.
(g)	Reclassifications are primarily due to swap income.

(q) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the investment manager and/or Sub-adviser pursuant to procedures approved by the Board of Trustees. The value of restricted securities is determined as described in Note 1(a).

(r) Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

2.	Investment Management Agreement and Other Transactions with Affiliates

The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS”)(formerly known as Citigroup Investment Advisory Services LLC), a wholly-owned subsidiary of Morgan Stanley Smith Barney Holdings LLC (“MSSB”), serves as the investment manager (“Manager”) to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-adviser fee from its investment management fees.

Notes to Financial Statements
(continued)

The maximum allowable investment management fee represents the total amount that could be charged to the Fund. The maximum allowable annual management fee, the aggregate advisory fee paid by CGAS to a Fund’s Sub-advisers and the fee retained by CGAS for year ended August 31, 2009, are indicated below:

		Consulting Group	Maximum
	Subadviser	Advisory Services LLC	Allowable Annual
	Fee	Fee	Management Fee

Large Capitalization Growth Investments	0.36%	0.24%	0.60%
Large Capitalization Value Equity Investments	0.29%	0.30%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.39%	0.30%	0.70%
Emerging Markets Equity Investments	0.46%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.30%	0.25%	0.70%
International Fixed Income Investments	0.25%	0.25%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.11%	0.00%	0.15%

*	Effective February 1, 2009, The Dreyfus Corporation, Sub-adviser to Money Market Investments, agreed to reduce its fee to 0.10%

The Manager has agreed to waive a portion of its fee. For the year ended August 31, 2009, the amounts waived by the Manager were as follows:

Fund

Large Capitalization Growth Investments	$1,188
Large Capitalization Value Equity Investments	166,875
Small Capitalization Growth Investments	30,222
Small Capitalization Value Equity Investments	26,616
International Equity Investments	96,387
Emerging Markets Equity Investments	696,509
Core Fixed Income Investments	30,182
High Yield Investments	165,346
Money Market Investments	59,987

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. BBH’s principal offices are located at 40 Water Street, Boston, MA 02109. For its administrative services, BBH receives an annual asset based fee of 0.0275% of the Trust’s assets up to $5 billion and 0.02% on assets in excess of $5 billion plus out-of-pocket expenses. The fee is calculated daily and paid monthly based on aggregate Trust assets.

For the year ended August 31, 2009, the Funds paid Citigroup Institutional Trust Company (“CITC”), which prior to December 1, 2008, was an indirect, wholly-owned subsidiary of Citigroup, and its successor, First State Trust Company, to

Notes to Financial Statements
(continued)

which CITC was sold effective December 1, 2008, shareholder recordkeeping fees as follows (included in transfer agent fees in Statements of Operations):

Fund

Large Capitalization Growth Investments	$10,546
Large Capitalization Value Equity Investments	10,646
Small Capitalization Growth Investments	8,918
Small Capitalization Value Equity Investments	6,260
International Equity Investments	9,035
Emerging Markets Equity Investments	4,016
Cored Fixed Income Investments	5,708
High Yield Investments	1,327
International Fixed Income Investments	2,228

For the year ended August 31, 2009, Citigroup Global Markets Inc. (“CGMI”), the Trust’s distributor and an indirect, wholly-owned subsidiary of Citigroup Inc., and its affiliates and Morgan Stanley & Co. Incorporated (“MS&Co.”), which became a Fund affiliate on June 1, 2009, as a result of the MSSB joint venture, received brokerage commissions of:

	Commission	Commission	Commission
Fund	Dollars to CGMI(1)	Dollars to MS&Co.(2)	Aggregate

Large Capitalization Growth Investments	$57,908	$23,670	$81,578
Large Capitalization Value Equity Investments	6,561	12,059	18,620
Small Capitalization Growth Investments	10,940	3,917	14,857
Small Capitalization Value Investments	132	865	997
International Equity Investments	3,212	27,283	30,495
Emerging Markets Equity Investments	5,705	45,784	51,489

(1)	CGMI includes commissions paid to Citigroup, Inc. or any of its affiliates from September 1, 2008, to August 31, 2009.
(2)	MS&Co includes commissions paid to Morgan Stanley & Co. Incorporated or any of its affiliates from June 1, 2009, to August 31, 2009.

All officers, with the exception of the Fund’s Chief Compliance Officer (“CCO”) and one Trustee of the Trust, do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

3.	Investments

During the year ended August 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations

Fund	Purchases	Sales	Purchases	Sales

Large Capitalization Growth Investments	$1,611,291,805	$1,874,635,907	$—	$—
Large Capitalization Value Equity Investments	1,238,094,103	1,294,309,674	—	—
Small Capitalization Growth Investments	258,564,518	217,032,640	—	—
Small Capitalization Value Equity Investments	213,993,402	144,408,869	—	—
International Equity Investments	547,829,646	871,024,328	—	—
Emerging Markets Equity Investments	780,827,623	645,700,054	—	—
Core Fixed Income Investments	225,604,411	206,457,386	3,345,243,211	3,471,670,031
High Yield Investments	94,263,389	69,164,626	—	—
International Fixed Income Investments	306,192,816	432,726,251	325,208,806	360,692,875
Municipal Bond Investments	19,700,369	45,864,173	—	—

Notes to Financial Statements
(continued)

At August 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation/Depreciation

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Fund	Appreciation	Depreciation	Depreciation

Large Capitalization Growth Investments	$207,115,315	$(90,848,335)	$116,266,980
Large Capitalization Value Equity Investments	153,422,790	(109,648,635)	43,774,155
Small Capitalization Growth Investments	58,865,682	(53,507,440)	5,358,242
Small Capitalization Value Equity Investments	53,381,762	(33,986,089)	19,395,673
International Equity Investments	119,756,064	(121,033,558)	(1,277,494)
Emerging Markets Equity Investments	152,451,110	(50,015,365)	102,435,745
Core Fixed Income Investments	45,853,293	(64,558,962)	(18,705,669)
High Yield Investments	8,654,709	(13,041,338)	(4,386,629)
International Fixed Income Investments	9,524,194	(10,444,831)	(920,637)
Municipal Bond Investments	2,183,908	(1,343,851)	840,057

At August 31, 2009, Emerging Markets Equity Investment, Core Fixed Income Investments and International Fixed Income Investments had open future contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

	Number of	Expiration	Market	Unrealized
Emerging Markets Equity Investments	Contracts	Date	Value	Gain/Loss

Contracts to Buy:
FTSE/JSE Top 40 Index	42	9/09	$1,208,957	$(18,022)
MSCI Taiwan Stock Index	106	9/09	2,633,040	4,280
The Hang Seng China Enterprises Index	41	9/09	2,981,755	(93,795)

Net Unrealized Loss on Open Futures Contracts				$(107,537)

At August 31, 2009, Emerging Markets Equity Investments had deposited $767,803 with a broker or brokers as margin collateral.

	Number of	Expiration	Market	Unrealized
Core Fixed Income Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
3-Month Euribor Interest Rate June Futures	17	6/10	$6,014,015	$8,989
3-Month Euribor Interest Rate September Futures	137	9/10	48,293,825	135,259
90-Day Eurodollar June Futures	137	6/10	33,874,962	126,288
90-Day Eurodollar March Futures	118	3/10	29,289,075	232,350
90-Day Eurodollar September Futures	203	9/10	49,983,675	248,562
U.S. Treasury 2-Year Note December Futures	105	12/09	22,716,095	46,828
U.S. Treasury 5-Year Note December Futures	338	12/09	38,954,500	209,336
U.S. Treasury 10-Year Note December Futures	113	12/09	13,245,719	119,414
U.S. Treasury Long Bond December Futures	49	12/09	5,867,750	45,297
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	154	6/10	30,904,768	50,236
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	101	9/10	20,165,752	93,619

Net Unrealized Gain on Open Futures Contracts				$1,316,178

At August 31, 2009, Core Fixed Income Investments had deposited $300,932 with a broker or brokers as margin collateral.

Notes to Financial Statements
(continued)

	Number of	Expiration	Market	Unrealized
International Fixed Income Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
3-Month Euribor Interest Rate December Futures	44	12/10	$15,458,324	$6,483
3-Month Euribor Interest Rate September Futures	105	9/10	37,013,516	100,579
90-Day Eurodollar June Futures	33	6/11	8,033,025	9,975
90-Day Eurodollar March Futures	48	3/11	11,725,800	21,000
Japan Government 10-Year Bond September Futures	13	9/09	19,483,895	465,474
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	21	12/10	4,171,472	17,126

Net Unrealized Gain on Open Futures Contracts				$620,637

At August 31, 2009, International Fixed Income Investments had deposited $20,020 with a broker or brokers as margin collateral.

During the year ended August 31, 2009, written option transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

	Number of	Premiums
Core Fixed Income Investments	Contracts	Received

Options written, outstanding at August 31, 2008	142,900,086	$6,077,110
Options written	24,301,180	1,069,363
Options closed	(132,700,768)	(6,100,498)
Options expired	(34,500,345)	(897,562)

Options written, outstanding at August 31, 2009	153	$148,413

	Number of	Premiums
International Fixed Income Investments	Contracts	Received

Options written, outstanding at August 31, 2008	86,420,278	$1,911,388
Options written	230,280,496	1,365,578
Options closed	(207,220,045)	(2,220,461)
Options expired	(82,480,627)	(731,629)

Options written, outstanding at August 31, 2009	27,000,102	$324,876

At August 31, 2009, International Equity Investment, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Sell:
Mexican Peso	62,549,000	SSB	$4,635,723	11/30/09	$(2,635)

Net Unrealized Loss on Open Forward Foreign Currency Contracts					$(2,635)

Notes to Financial Statements
(continued)

Core Fixed Income Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Brazilian Real	371,844	DUB	$197,616	10/2/09	$(384)
Brazilian Real	710,451	HSBC	377,568	10/2/09	(432)
Brazilian Real	372,735	HSBC	198,089	10/2/09	89
Brazilian Real	372,042	JPM	197,721	10/2/09	(279)
Brazilian Real	372,042	BCLY	197,721	10/2/09	(279)
Euro	1,471,000	RBS	2,111,331	9/4/09	20,569
Malaysian Ringgit	13,740	BCLY	3,889	11/12/09	59
Malaysian Ringgit	17,401	JPM	4,926	11/12/09	76
Malaysian Ringgit	6,629	DUB	1,877	11/12/09	9
Mexican Peso	43,338	HSBC	3,213	11/27/09	6
Mexican Peso	38,208	DUB	2,833	11/27/09	161
Yuan Renminbi	2,233,737	BCLY	326,982	9/8/09	(18)
Yuan Renminbi	10,968,300	DUB	1,605,577	9/8/09	(324)
Yuan Renminbi	14,496,491	HSBC	2,113,523	3/29/10	(29,977)
Yuan Renminbi	10,089,374	DUB	1,470,985	3/29/10	(23,952)
Yuan Renminbi	2,119,900	BCLY	309,072	3/29/10	(4,662)
Yuan Renminbi	135,300	JPM	19,726	3/29/10	(292)
Yuan Renminbi	4,139,873	HSBC	603,008	6/7/10	(11,992)
Yuan Renminbi	5,710,146	JPM	831,732	6/7/10	(16,268)
Yuan Renminbi	7,321,493	BCLY	1,066,439	6/7/10	(20,561)
Yuan Renminbi	2,202,018	DUB	320,743	6/7/10	(6,257)
Yuan Renminbi	5,093,517	HSBC	741,918	6/15/11	(24,082)

					(118,790)

Contracts to Sell:
Euro	2,958,000	DUB	4,245,626	9/4/09	(34,842)
Indian Rupee	463,720	HSBC	9,488	10/6/09	30
Indian Rupee	1,117,617	JPM	22,867	10/6/09	(216)
Mexican Peso	81,546	DUB	6,046	11/27/09	(144)
Pound Sterling	2,818,000	HSBC	4,596,066	9/16/09	180,444
Yuan Renminbi	4,033,944	DUB	590,502	9/8/09	3,074
Yuan Renminbi	9,168,093	JPM	1,342,057	9/8/09	5,617
Yuan Renminbi	5,617,752	DUB	819,043	3/29/10	13,957
Yuan Renminbi	2,217,485	BCLY	322,996	6/7/10	4,004
Yuan Renminbi	10,968,300	DUB	1,597,627	6/7/10	21,310

					193,234

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$74,444

International Fixed Income Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Brazilian Real	2,781,043	JPM	$1,477,981	10/2/09	$121,705
Canadian Dollar	1,006,000	RBS	917,202	9/17/09	(19,346)
Chilean Peso	1,850,000	BCLY	3,334	11/19/09	140

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Euro	353,000	BCLY	$506,662	9/4/09	$4,332
Euro	5,444,000	RBS	7,813,789	9/4/09	20,148
Euro	429,000	JPM	615,745	9/4/09	5,232
Japanese Yen	1,032,860,000	DUB	11,126,360	9/2/09	85,987
Korean Won	382,796,576	BCLY	306,122	11/18/09	4,813
Korean Won	4,091,799,042	BCLY	3,272,209	11/18/09	(95,943)
Korean Won	290,337,768	RBS	232,183	11/18/09	5,887
Malaysian Ringgit	21,154	BCLY	5,989	11/12/09	92
Malaysian Ringgit	26,182	JPM	7,412	11/12/09	114
Malaysian Ringgit	9,974	DUB	2,824	11/12/09	13
Mexican Peso	12,003	DUB	890	11/27/09	21
Mexican Peso	104,463	JPM	7,745	11/27/09	(4)
New Taiwan Dollar	107,955,870	BCLY	3,281,134	11/16/09	(51,866)
Pound Sterling	129,000	JPM	210,395	9/16/09	(2,286)
Pound Sterling	2,854,000	RBS	4,654,781	9/16/09	(28,302)
Singapore Dollar	3,202	DUB	2,220	11/18/09	27
Singapore Dollar	945	BCLY	655	11/18/09	6
Singapore Dollar	1,420	RBS	985	11/18/09	6
Singapore Dollar	4,784,357	UBS	3,316,657	11/18/09	(17,343)
Yuan Renminbi	970,725	HSBC	142,098	9/8/09	2,098
Yuan Renminbi	2,425,930	DUB	355,115	9/8/09	5,115
Yuan Renminbi	483,210	BCLY	70,734	9/8/09	734
Yuan Renminbi	414,180	JPM	60,629	9/8/09	629
Yuan Renminbi	2,432,670	BOA	354,408	5/17/10	(38,592)
Yuan Renminbi	2,153,330	BCLY	313,712	5/17/10	(35,288)
Yuan Renminbi	27,157,662	HSBC	3,955,747	6/7/10	(62,253)

					(94,124)

Contracts to Sell:
Australian Dollar	6,284,000	JPM	5,291,754	9/28/09	(85,988)
Brazilian Real	466,279	BCLY	247,803	10/2/09	5,197
Canadian Dollar	6,403,000	JPM	5,837,818	9/17/09	96,488
Danish Krone	260,000	RBS	50,103	10/1/09	(1,200)
Euro	43,141,000	DUB	61,920,407	9/4/09	(508,158)
Euro	3,780,000	HSBC	5,425,445	9/4/09	(10,977)
Euro	2,780,000	BCLY	3,990,142	9/4/09	(842)
Indian Rupee	65,413	HSBC	1,338	10/6/09	4
Indian Rupee	157,652	JPM	3,226	10/6/09	(30)
Japanese Yen	1,032,860,000	GSC	11,126,360	9/2/09	(141,672)
Japanese Yen	182,609,000	GSC	1,967,227	9/9/09	(59,465)
Japanese Yen	75,948,000	JPM	818,180	9/9/09	(12,789)
Japanese Yen	1,032,860,000	DUB	11,129,174	10/8/09	(86,086)
Korean Won	807,408,000	BCLY	645,684	11/18/09	2,316
Mexican Peso	12,003	DUB	890	11/27/09	(51)
New Taiwan Dollar	18,478,297	BCLY	561,616	11/16/09	3,298
New Zealand Dollar	42,000	RBS	28,743	9/28/09	(412)
Philippine Peso	546,580	DUB	11,116	11/16/09	59
Pound Sterling	471,559	RBS	769,106	9/9/09	(1,106)

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Pound Sterling	7,691,000	HSBC	$12,543,771	9/16/09	$492,474
Singapore Dollar	811,709	BCLY	562,700	11/18/09	1,300
Yuan Renminbi	4,294,045	DUB	628,577	9/8/09	(20,355)
Yuan Renminbi	4,586,000	BCLY	668,119	5/17/10	(29,401)
Yuan Renminbi	4,598,152	BCLY	669,760	6/7/10	6,240

					(351,156)

Net Unrealized Loss on Open Forward Foreign Currency Contracts					$(445,280)

At August 31, 2009, Core Fixed Income Investments held the following interest rate swap contracts:

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid/	Appreciation/
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	BRL-CDI-Compounded	11.020%	1/2/2012	UBS	BRL 543,950	$206	$0	$206
Pay	BRL-CDI-Compounded	10.150%	1/2/2012	GSC	BRL 600,000	(12,736)	0	(12,736)
Pay	BRL-CDI-Compounded	10.115%	1/2/2012	MSC	BRL 3,524,292	(117,763)	(201,197)	83,434
Pay	3-Month CAD-BA-CDOR	5.750%	12/19/2028	RBS	CAD 2,500,000	3,825	(21,155)	24,980
Pay	6-Month GBP-LIBOR-BBA	5.000%	9/15/2010	BCLY	GBP 3,930,900,000	287,133	(55,781)	342,914
Pay	6-Month GBP-LIBOR-BBA	6.000%	9/18/2009	MSC	GBP 5,400,000	180,851	33,076	147,775
Pay	3-Month USD-LIBOR-BBA	4.000%	12/16/2014	RBS	USD 2,000,000	93,602	36,818	56,784

						$435,118	$(208,239)	$643,357

At August 31, 2009, Core Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid/	Appreciation/
Reference Obligation	(Pay) Rate	Date	Counterparty	2009 (3)		Amount (4)	Value	(Received)	(Depreciation)

Daimler Finance North America, A-	(0.535%)	9/20/2011	BCLY	0.961%	USD	$300,000	$2,287	$0	$2,287
Daimler Finance North America, A-	(0.580%)	9/20/2011	BCLY	0.961%	USD	600,000	3,971	0	3,971
Embarq Corp., BAA-	(1.250%)	3/20/2014	DUB	0.702%	USD	1,200,000	(31,326)	0	(31,326)
Embarq Corp., BAA-	(1.270%)	3/20/2014	DUB	0.702%	USD	600,000	(16,204)	0	(16,204)
Embarq Corp., BAA-	(1.300%)	3/20/2014	MSC	0.702%	USD	200,000	(5,672)	0	(5,672)
Embarq Corp., BAA-	(1.425%)	3/20/2014	DUB	0.702%	USD	600,000	(20,397)	0	(20,397)
Fosters Finance Corp., BAA	(2.140%)	12/20/2014	BCLY	0.700%	USD	2,400,000	(181,006)	0	(181,006)
Goodrich Corp., BAA+	(0.510%)	9/20/2016	DUB	0.427%	USD	300,000	(1,895)	0	(1,895)
HSBC Finance Corp., A	(0.165%)	12/20/2013	BNP	2.558%	USD	300,000	27,377	0	27,377
Istar Financial Inc., CAA+	(0.365%)	3/20/2011	BCLY	45.328%	USD	300,000	135,893	0	135,893
Motorola Inc., BAA-	(3.550%)	12/20/2017	MSC	1.915%	USD	400,000	(46,287)	0	(46,287)
Motorola Inc., BAA-	(3.600%)	12/20/2017	RBS	1.915%	USD	400,000	(47,657)	0	(47,657)
Newell Rubbermaid Inc., BAA-	(0.480%)	6/20/2017	UBS	1.800%	USD	200,000	16,660	0	16,660
Newell Rubbermaid Inc., BAA-	(0.485%)	6/20/2017	RBS	1.800%	USD	400,000	33,187	0	33,187
Race Point CLO, BA	(4.030%)	4/15/2020	BOA	44.760%	USD	1,100,000	906,804	8,250	898,554
Race Point CLO, BAA	(1.950%)	4/15/2020	BOA	31.794%	USD	800,000	620,476	2,800	617,676
Saratoga CLO I Ltd., BAA-	(1.880%)	12/15/2019	BOA	37.924%	USD	1,000,000	815,334	7,500	807,834
Saratoga CLO I Ltd., BA-	(3.780%)	12/15/2019	BOA	195.457%	USD	1,100,000	715,927	4,735	711,192

Notes to Financial Statements
(continued)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid/	Appreciation/
Reference Obligation	(Pay) Rate	Date	Counterparty	2009 (3)		Amount (4)	Value	(Received)	(Depreciation)

UBS AG, AA	(2.250%)	3/20/2014	BCLY	1.126%	EUR	1,000,000	$(74,542)	0	$(74,542)

							$2,852,930	$23,285	$2,829,645

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid/	Appreciation/
Reference Obligation	Receive Rate	Date	Counterparty	2009 (3)		Amount (4)	Value	(Received)	(Depreciation)

GMAC LLC, CAA	3.570%	9/20/2017	BOA	7.351%	USD	4,000,000	$(727,383)	$0	$(727,383)

							$(727,383)	$0	$(727,383)

Credit Default Swaps on Credit Indices - Buy Protection (1)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid/	Appreciation/
Obligation	(Pay) Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX IG10 10 Year Index, BAA+	(1.500%)	6/20/2018	MSC	USD	$5,172,800	$(14,068)	$(212,284)	$198,216
Dow Jones CDX IG12 5 Year Index, BAA+	(1.000%)	6/20/2014	DUB	USD	3,600,000	23,163	61,817	(38,654)
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	GSC	USD	4,489,600	201,728	(38,611)	240,339
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	MSC	USD	292,800	13,157	7,167	5,990

						$223,980	$(181,911)	$405,891

Credit Default Swaps on Credit Indices - Sell Protection (2)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid/	Appreciation/
Obligation	Receive Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

ABX.HE 06-2 Index, AAA	0.110%	5/25/2046	CSFB	USD	$398,013	$(254,866)	$(83,224)	$(171,642)
ABX.HE 06-2 Index, AAA	0.110%	5/25/2046	GSC	USD	10,248,839	(6,562,807)	(2,309,438)	(4,253,369)

						$(6,817,673)	$(2,392,662)	$(4,425,011)

At August 31, 2009, International Fixed Income Investments held the following interest rate swap contracts:

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid/	Appreciation/
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	6-Month EUR-EURIBOR-Reuters	2.500%	9/15/2011	BCLY	EUR 17,000,000	$32,957	$37,280	$(4,323)
Pay	6-Month EUR-EURIBOR-Reuters	3.000%	9/15/2012	DUB	EUR 2,700,000	19,082	14,792	4,290
Pay	6-Month EUR-EURIBOR-Reuters	3.250%	9/15/2012	BCLY	EUR 12,000,000	166,816	17,661	149,155
Pay	6-Month GBP-LIBOR-BBA	4.000%	9/16/2019	BNP	GBP 5,800,000	46,212	(223,120)	269,332
Pay	6-Month JPY-LIBOR-BBA	1.000%	12/16/2014	UBS	JPY 1,520,000,000	93,419	(12,424)	105,843
Pay	6-Month JPY-LIBOR-BBA	1.500%	12/20/2015	GSC	JPY 870,000,000	306,577	126,714	179,863
Pay	6-Month JPY-LIBOR-BBA	1.500%	12/16/2019	RBS	JPY 410,000,000	12,191	6,366	5,825
Pay	MXN-TIIE-Banxico	8.450%	6/3/2019	BCLY	MXN 47,300,000	36,226	0	36,226
Pay	3-Month SEK-SIBOR-SIDE	4.500%	3/18/2014	GSC	SEK 1,000,000	12,077	(1,040)	13,117

						$725,557	$(33,771)	$759,328

Notes to Financial Statements
(continued)

At August 31, 2009, International Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid/	Appreciation/
Reference Obligation	(Pay) Rate	Date	Counterparty	2009 (3)		Amount (4)	Value	(Received)	(Depreciation)

Alcoa Inc., BAA-	(0.850%)	3/20/2012	MSC	2.900%	USD	$1,000,000	$47,417	$0	$47,417
American General Finance Corp., BAA-	(1.820%)	12/20/2017	RBS	11.550%	USD	1,000,000	351,374	0	351,374
Avnet Inc., BAA-	(1.530%)	9/20/2016	UBS	1.086%	USD	300,000	(9,120)	0	(9,120)
Bear Stearns & Cos., AA-	(0.870%)	3/20/2018	DUB	0.696%	USD	3,000,000	(43,428)	0	(43,428)
Bear Stearns & Cos., AA-	(1.050%)	3/20/2018	RBS	0.696%	USD	2,000,000	(56,039)	0	(56,039)
Capital One Financial Corp., BAA+	(0.350%)	9/20/2011	UBS	1.677%	USD	100,000	2,586	0	2,586
Cleveland Electric Illumination Co., BAA	(0.940%)	6/20/2017	RBS	1.385%	USD	1,000,000	27,349	0	27,349
CNA Financial Corp., BAA-	(0.440%)	9/20/2011	JPM	6.138%	USD	200,000	10,094	0	10,094
Credit Suisse Group Finance, AA	(2.000%)	6/20/2013	DUB	0.764%	USD	700,000	(34,355)	0	(34,355)
Daimler Finance North America, A-	(0.620%)	9/20/2011	RBS	0.961%	USD	100,000	572	0	572
Deutsche Telekom International, BAA+	(1.180%)	9/20/2018	DUB	0.820%	USD	500,000	(14,959)	0	(14,959)
DR Horton Inc., BA-	(3.950%)	3/20/2010	RBS	1.896%	USD	200,000	(3,851)	0	(3,851)
GATX Financial Corp., BAA+	(0.605%)	3/20/2012	RBS	1.625%	USD	1,000,000	23,940	0	23,940
Goldman Sachs Group Inc., A+	(0.330%)	3/20/2016	BES	1.244%	USD	200,000	10,339	0	10,339
HSBC Financial Corp., Ltd., A	(0.500%)	6/20/2012	BSN	2.605%	USD	200,000	10,866	0	10,866
Istar Financial Inc., CAA+	(0.450%)	3/20/2012	CSFB	38.553%	USD	300,000	156,433	0	156,433
Kroger Co. (The), BAA	(0.775%)	9/20/2017	DUB	0.867%	USD	500,000	2,404	0	2,404
Limited Brands Inc., BA	(3.550%)	9/20/2017	GSC	3.050%	USD	500,000	(18,600)	0	(18,600)
Macys Retail Holdings Inc., BA	(2.530%)	12/20/2016	DUB	3.191%	USD	1,000,000	32,004	0	32,004
Marsh & McLennan Cos., Inc., BAA	(0.670%)	9/20/2014	DUB	0.432%	USD	1,000,000	(12,707)	0	(12,707)
Nabors Industries Inc., BAA+	(0.630%)	3/20/2018	DUB	1.338%	USD	1,000,000	48,766	0	48,766
National Grid PLC, BAA+	(0.208%)	6/20/2011	BCLY	0.683%	USD	300,000	2,440	0	2,440
Pearson Dollar Finance PLC, BAA+	(0.540%)	6/20/2014	MSC	0.430%	USD	1,000,000	(6,090)	0	(6,090)
Prologis, BAA	(1.480%)	12/20/2015	BOA	4.273%	USD	1,000,000	130,597	0	130,597
Starwood Hotels & Resorts World, BA+	(1.490%)	6/20/2018	BOA	3.218%	USD	1,000,000	104,912	0	104,912
Tate & Lyle International, BAA-	(0.510%)	12/20/2014	DUB	1.450%	USD	100,000	4,411	0	4,411
UBS AG, AA	(3.300%)	9/20/2009	BCLY	0.566%	USD	200,000	(1,620)	0	(1,620)
UBS AG, AA	(2.150%)	12/20/2013	BCLY	1.111%	EUR	900,000	(59,470)	0	(59,470)
UBS AG, AA	(2.350%)	3/20/2014	BCLY	1.126%	USD	2,600,000	(147,179)	0	(147,179)
UST Inc. , BAA+	(0.720%)	3/20/2018	GSC	0.360%	USD	500,000	(14,306)	0	(14,306)
XL Capital Finance Europe PLC, BAA+	(0.310%)	3/20/2012	BCLY	2.623%	USD	100,000	5,524	0	5,524

							$550,304	$0	$550,304

Notes to Financial Statements
(continued)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid/	Appreciation/
Reference Obligation	Receive Rate	Date	Counterparty	2009 (3)		Amount (4)	Value	(Received)	(Depreciation)

Gazprom, BAA+	0.610%	5/20/2012	BOA	3.547%	USD	$200,000	$(14,652)	$0	$(14,652)
General Electric Capital Corp., AA+	5.000%	9/20/2010	DUB	2.229%	USD	900,000	34,945	27,395	7,550
General Electric Capital Corp., AA+	1.320%	3/20/2013	GSC	2.697%	USD	600,000	(25,240)	0	(25,240)
HSBC Financial Corp., Ltd., A	1.500%	6/20/2010	GSC	2.416%	USD	1,300,000	(5,696)	0	(5,696)
SLM Corp., BAA-	0.700%	6/20/2012	GSC	12.110%	USD	100,000	(24,062)	0	(24,062)

							$(34,705)	$27,395	$(62,100)

Credit Default Swaps on Credit Indices - Buy Protection (1)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid/	Appreciation/
Obligation	(Pay) Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX IG12 10 Year Index, BAA+	(1.000%)	6/20/2019	DUB	USD	$2,200,000	$23,321	$95,690	$(72,369)
Dow Jones CDX IG12 5 Year Index, BAA+	(1.000%)	6/20/2014	MSC	USD	8,000,000	51,472	237,123	(185,651)
Dow Jones CDX IG8 10 Year Index, BAA+	(0.600%)	6/20/2017	DUB	USD	2,440,000	121,258	16,106	105,152
Dow Jones CDX IG8 10 Year Index, BAA+	(0.600%)	6/20/2017	GSC	USD	15,518,400	771,206	160,217	610,989
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	DUB	USD	1,171,200	52,625	43,894	8,731

						$1,019,882	$553,030	$466,852

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Financial Statements
(continued)

Counterparty Abbreviations:

BCLY	Barclays Bank PLC
BES	Bear Stearns & Co., Inc.
BNP	BNP Paribas Bank
BOA	Bank of America
BSN	Bank of Nova Scotia
CSFB	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	J.P. Morgan Chase & Co.
MSC	Morgan Stanley & Co. Incorporated
RBS	Royal Bank of Scotland PLC
UBS	UBS Securities LLC

Currency Abbreviation:

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona

At August 31, 2009, Core Fixed Income Investments and International Fixed Income Investments had total net unrealized appreciation (depreciation) of ($1,273,501) and $1,714,384, respectively, from swap contracts.

At August 31, 2009, Core Fixed Income Investments and International Fixed Income Investments had collateral held by brokers in the amount of $2,380,000 and $2,330,000, respectively, for the open swaps contracts.

4.	Shares of Beneficial Interest

At August 31, 2009, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2009, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended	Year Ended
	August 31,	August 31,
	2009	2008

Large Capitalization Growth Investments
Shares sold	39,061,573	40,363,948
Shares issued on reinvestment	3,307,212	2,578,679
Shares repurchased	(75,916,822)	(51,342,800)

Net (Decrease)	(33,548,037)	(8,400,173)

Large Capitalization Value Equity Investments
Shares sold	55,392,119	76,759,909
Shares issued on reinvestment	6,878,773	16,613,900
Shares repurchased	(88,360,113)	(34,805,302)

Net Increase (Decrease)	(26,089,221)	58,568,507

Small Capitalization Growth Investments
Shares sold	14,695,967	11,363,767
Shares repurchased	(12,611,414)	(6,872,593)

Net Increase	2,084,553	4,491,174

Notes to Financial Statements
(continued)

	Year Ended	Year Ended
	August 31,	August 31,
	2009	2008

Small Capitalization Value Equity Investments
Shares sold	25,024,231	13,787,677
Shares issued on reinvestment	2,507,142	4,865,741
Shares repurchased	(20,012,241)	(9,141,722)

Net Increase	7,519,132	9,511,696

International Equity Investments
Shares sold	23,880,949	41,065,929
Shares issued on reinvestment	12,279,424	9,999,535
Shares repurchased	(73,654,202)	(39,132,746)

Net Increase (Decrease)	(37,493,829)	11,932,718

Emerging Markets Equity Investments
Shares sold	30,423,486	19,743,741
Shares issued on reinvestment	2,345,510	2,677,206
Shares repurchased	(21,590,881)	(8,757,028)

Net Increase	11,178,115	13,663,919

Core Fixed Income Investments
Shares sold	49,272,490	65,445,760
Shares issued on reinvestment	7,079,739	5,782,836
Shares repurchased	(68,978,014)	(59,659,102)

Net Increase (Decrease)	(12,625,785)	11,569,494

High Yield Investments
Shares sold	22,160,783	21,582,696
Shares issued on reinvestment	3,664,950	2,416,831
Shares repurchased	(16,777,999)	(11,158,077)

Net Increase	9,047,734	12,841,450

International Fixed Income Investments
Shares sold	12,713,378	20,900,311
Shares issued on reinvestment	2,869,631	543,508
Shares repurchased	(26,550,941)	(9,713,574)

Net Increase (Decrease)	(10,967,932)	11,730,245

Municipal Bond Investments
Shares sold	4,917,802	8,055,503
Shares issued on reinvestment	335,889	361,928
Shares repurchased	(7,292,704)	(4,912,524)

Net Increase (Decrease)	(2,039,013)	3,504,907

Money Market Investments
Shares sold	349,247,639	313,671,074
Shares issued on reinvestment	718,861	5,611,668
Shares repurchased	(202,286,947)	(293,446,441)

Net Increase	147,679,553	25,836,301

Notes to Financial Statements
(continued)

5.	Dividends and Tax Components of Capital Subsequent to August 31, 2009

Subsequent to the August 31, 2009, the Funds made the following distributions:

Record Date	Core Fixed Income	High Yield	Municipal Bond	Money Market
Payable Date	Investments	Investments	Investments	Investments

9/29/09-9/30/2009	$0.028092	$0.032095	$0.025326	$0.000047

The tax character of distributions paid during the fiscal year ended August 31, 2009, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	4,834,137	43,375,754	—	2,527,896
Net Long-term Capital Gains	24,599,613	—	—	13,809,730

Total Distributions Paid	$29,433,750	$43,375,754	$—	$16,337,626

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	31,256,926	3,920,728	56,358,697	12,348,057
Net Long-term Capital Gains	47,712,293	14,409,640	—	—

Total Distributions Paid	$78,969,219	$18,330,368	$56,358,697	$12,348,057

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$3,187,034	$—
Tax Return of Capital	—	—	—
Ordinary Income	20,938,038	3,568	766,053
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$20,938,038	$3,190,602	$766,053

Notes to Financial Statements
(continued)

The tax character of distributions paid during the fiscal year ended August 31, 2008, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	19,908,745	71,553,942	—	5,593,692
Net Long-term Capital Gains	21,231,954	115,240,776	—	45,981,496

Total Distributions Paid	$41,140,699	$186,794,718	$—	$51,575,188

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	62,224,765	21,089,798	49,103,135	10,907,289
Net Long-term Capital Gains	81,408,296	30,973,354	—	—

Total Distributions Paid	$143,633,061	$52,063,152	$49,103,135	$10,907,289

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$3,418,532	$—
Tax Return of Capital	—	—	—
Ordinary Income	4,292,682	32,285	5,161,469
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$4,292,682	$3,450,817	$5,161,469

As of August 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Large		Large		Small		Small
	Capitalization		Capitalization		Capitalization		Capitalization
	Growth		Value Equity		Growth		Value Equity
	Investments		Investments		Investments		Investments

Undistributed ordinary income - net	$6,275,954.00		$25,380,658		$—		$3,465,336
Undistributed long-term capital gains - net	—		—		—		—
Total Undistributed earnings	6,275,954		25,380,658		—		3,465,336
Capital Loss Carryforward*	(73,777,339)		(144,780,834)		(254,866,980)		(12,297,267)
Post October losses	(379,469,912	)(b)	(544,121,033	)(b)	(51,636,167	)(b)	(57,742,716	)(b)
Other book/tax temporary differences	(39,004,395	)(a)	(46,608,092	)(a)	(9,496,371	)(a)	(7,462,813	)(f)
Unrealized appreciation/(depreciation)	155,271,375		90,382,247		14,854,613		26,858,486

Total accumulated earnings/(losses) - net	$(330,704,317)		$(619,747,054)		$(301,144,905)		$(47,178,974)

Notes to Financial Statements
(continued)

			Emerging Market		Core Fixed
	International		Equity		Income		High Yield
	Equity Investments		Investments		Investments		Investments

Undistributed ordinary income - net	$19,121,419		$7,613,759		$10,401,453		$2,071,104
Undistributed long-term capital gains - net	—		—		2,666,057		—
Total Undistributed earnings	19,121,419		7,613,759		13,067,510		2,071,104
Capital Loss Carryforward*	(97,222,339)		(32,265,235)		—		(94,870,037)
Post October losses	(313,875,606	)(b)	(141,286,267	)(b)	—		(12,355,955	)(b)
Other book/tax temporary differences	(49,259,864	)(c)	(35,202,438	)(c)	(1,828,645	)(e)	(1,593,794	)(e)
Unrealized appreciation/(depreciation)	48,034,670		137,507,893		(17,798,442)		(2,792,835)

Total accumulated earnings/(losses) - net	$(393,201,720)		$(63,632,288)		$(6,559,577)		$(109,541,517)

	International Fixed
	Income		Municipal Bond		Money Market
	Investments		Investments		Investments

Undistributed tax exempt income - net	$—		$143,749		$—
Undistributed ordinary income - net	8,067,947		—		42,197
Undistributed long-term capital gains - net	—		—		—
Total Undistributed earnings	8,067,947		143,749		42,197
Capital Loss Carryforward*	(8,500,992)		(639,907)		—
Post October losses	11,970,805	(b)	(823,244	)(b)	—
Other book/tax temporary differences	(3,004,965	)(d)	—		—
Unrealized appreciation/(depreciation)	4,055,418		840,057		—

Total accumulated earnings/(losses) - net	$12,588,213		$(479,345)		$42,197

As of August 31, 2009, there were no significant differences between the book and tax components of net assets for Money Market Investments.

*	During the taxable year ended August 31, 2009, Municipal Bond Investments utilized $710,322 and Money Market Investments utilized $10,924 of each of their respective capital loss carryover available from prior years.
(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital and currency losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(e)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax accrual of defaulted bond interest and the difference between book and tax amortization methods for premiums on fixed income securities.
(f)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investments.

Notes to Financial Statements
(continued)

6.	Capital Loss Carry Forward

As of August 31, 2009, the Funds had the following net capital loss carryforwards remaining:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity	International	Emerging Markets
Year of Expiration	Investments	Investments	Investments	Investments	Equity Investments	Equity Investments

8/31/2010	$—	$—	$(44,418,868)	$—	$—	$—
8/31/2011	—	—	(191,873,306)	—	—	—
8/31/2012	—	—	—	—	—	—
8/31/2013	—	—	—	—	—	—
8/31/2014	—	—	—	—	—	—
8/31/2015	—	—	—	—	—	—
8/31/2016	—	—	—	—	—	—
8/31/2017	$(73,777,339)	(144,780,834)	(18,574,806)	(12,297,267)	(97,222,339)	(32,265,235)

	$(73,777,339)	$(144,780,834)	$(254,866,980)	$(12,297,267)	$(97,222,339)	$(32,265,235)

	Core Fixed		International Fixed
	Income	High Yield	Income	Municipal Bond	Money Market
Year of Expiration	Investments	Investments	Investments	Investments	Investments

8/31/2010	$—	$(45,159,946)	$—	$—	$—
8/31/2011	—	(37,864,134)	—	—	—
8/31/2012	—	—	—	—	—
8/31/2013	—	—	—	—	—
8/31/2014	—	(1,114,740)	(242,180)	(45,465)	—
8/31/2015	—	—	(875,063)	(55,354)	—
8/31/2016	—	—	(690,526)	—	—
8/31/2017	—	(10,731,217)	(6,693,223)	(539,088)	—

	$—	$(94,870,037)	$(8,500,992)	$(639,907)	$—

These amounts will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On November 13, 2008, in connection with the settlement of a civil action arising out of an investigation by the SEC into CGMI’s underwriting, marketing, and sale of auction rate securities (“ARS”), CGMI, without admitting or denying the allegations of the SEC’s complaint, except as to those relating to personal and subject matter jurisdiction, which were admitted, consented to the entry in the civil action of a Judgment As To Defendant Citigroup Global Markets Inc. (the “Judgment”). Thereafter, on December 11, 2008, the SEC filed its civil action in the federal district court for the Southern District of New York (the “Court”). The Judgment, which was entered on December 23, 2008: (i) permanently enjoined CGMI from directly or indirectly violating Section 15(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) provides that, upon later motion of the SEC, the Court shall determine whether it is appropriate to order that CGMI pay a civil penalty pursuant to Section 21(d)(3) of the Exchange Act, and if so, the amount of the civil penalty; and (iii) ordered that CGMI’s Consent be incorporated into the Judgment and that CGMI comply with all of the undertakings and agreements set forth in the Consent, which include an offer to buy back at par certain ARS from certain customers. The SEC’s Complaint alleged that: (1) CGMI misled tens of thousands of its customers regarding the fundamental nature of and risks associated with ARS that CGMI underwrote, marketed, and sold; (2) through its financial advisers, sales personnel, and marketing materials, CGMI misrepresented to customers that ARS were safe, highly liquid investments comparable to money market instruments; (3) as a result, numerous CGMI customers invested in ARS funds they needed to have available on a short-term basis; (4) in mid-February 2008, CGMI decided to stop supporting the auctions; and (5) as a result of the failed

Notes to Financial Statements
(continued)

auctions, tens of thousands of CGMI customers held approximately $45 billion of illiquid ARS, instead of the liquid short-term investments CGMI had represented ARS to be. CGMI reached substantially similar settlements with the New York Attorney General (the “NYAG”) and the Texas State Securities Board (the “TSSB”), although those settlements were administrative in nature and neither involved the filing of a civil action in state court. The settlements with the NYAG and the TSSB differed somewhat from the settlement with the SEC in that the state settlements: (1) made findings that CGMI failed to preserve certain recordings of telephone calls involving the ARS trading desk; and (2) require CGMI to refund certain underwriting fees to certain municipal issuers. In addition, as part of the settlement with New York, CGMI paid a civil penalty of $50 million. CGMI also has agreed in principle to pay to states other than New York with which it enters into formal settlements a total of $50 million. CGMI paid $3.59 million of this $50 million to Texas as part of the settlement with that state. CGMI expects it will reach settlements with the remaining states.

***

On August 13, 2008, MS agreed on the general terms of a settlement with the Office of the New York State Attorney General and the Office of the Illinois Secretary of State, Securities Department (on behalf of a task force of the North American Securities Administrators Association) with respect to the sale of auction rate securities (“ARS”). MS agreed, among other things, to repurchase at par approximately $4.5 billion of illiquid ARS held by certain clients of MS which were purchased prior to February 13, 2008. Additionally, MS has agreed to pay a total fine of $35 million.

***

On July 13, 2007, the NYSE issued a Hearing Board Decision in connection with the settlement of an enforcement proceeding brought in conjunction with the New Jersey Bureau of Securities against CGMI. The decision held that CGMI failed to (1) adequately supervise certain branch offices and Financial Advisors who engaged in deceptive mutual fund market timing on behalf of certain clients from January 2000 through September 2003 (in both proprietary and non-proprietary funds); (2) prevent the Financial Advisors from engaging in this conduct; and (3) make and keep adequate books and records. Without admitting or denying the findings, CGMI agreed to (a) a censure; (b) establishing a $35 million distribution fund for disgorgement payments; (c) a penalty of $10 million (half to be paid to the NYSE and half to be paid to the distribution fund); (d) a penalty of $5 million to be paid to the State of New Jersey; and (e) appointing a consultant to develop a plan to pay CGMI’s clients affected by the market timing.

***

The following discussion relates to various entities that may have been affiliates of or predecessors to affiliates of the Fund’s investment adviser. Such entities include Citigroup Global Markets, Inc. (“CGMI”), the Smith Barney Fund Management, LLC (“SBFM”), Salomon Brothers Smith Barney (“SSB”) and various entities affiliated with Morgan Stanley & Co. (“MS”) as described in greater detail below. For important information on the current ownership structure of which the investment adviser is a component, please see “Other Matters” beginning on page 195 within the August 31, 2009 Annual Report.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against CGMI and SBFM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Smith Barney Funds”). SBFM was an affiliate of CGMI during the relevant period.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Smith Barney Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Service Group (“First Data”), the Smith Barney Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Smith Barney Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First

Notes to Financial Statements
(continued)

Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the material provided to the Smith Barney Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Smith Barney Funds’ best interest and that no viable alternatives existed. SBFM and CGMI did not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Section 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Smith Barney Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, had been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup that was submitted for approval by the SEC.

The order requires SBFM to recommend a new transfer agent contract to the Smith Barney Fund Boards within 180 days of the entry of the order, if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. The policy, as amended, among other things, requires that when requested by a Smith Barney Fund Board, CAM will retain at its own expense an independent consulting expert to advise and assist the Board on the selection of certain service providers affiliated with Citigroup.

***

In March 2005, CGMI consented to the issuance of an SEC administrative order for two disclosure failures in the offering and selling of mutual fund shares. First, as alleged in the order, CGMI violated the Securities Act of 1933 (“Securities Act”) and Rule 10b-10 under the Securities Exchange Act of 1934 (“Exchange Act”) by failing to disclose that it received revenue sharing payments from mutual fund advisers and distributors in exchange for preferential sales treatment. Second, as alleged in the order, CGMI violated the Securities Act by failing to disclose adequately, at the point of sale, that Class B mutual fund shares, in amounts aggregating $50,000 or more, were subject to higher annual fees. Under the terms of the order, the SEC (1) imposed a censure against CGMI; (2) required CGMI to cease and desist from committing or causing any violations and any future violations of the applicable provisions; (3) imposed a $20 million civil penalty against CGMI; and (4) required CGMI to comply with certain undertakings, such as retaining an independent consultant to conduct a review of CGMI’s mutual fund sales practices and offering affected customers the option of converting their Class B shares into Class A shares.

In March 2005, the NASD censured and fined CGMI with respect to CGMI’s offer and sale of Class B and Class C mutual fund shares during 2002 and the first six months of 2003. The NASD found that CGMI failed to disclose that it received revenue sharing payments from mutual fund advisers and distributors in exchange for preferential sales treatment and failed to disclose adequately, at the point of sale, that Class B mutual fund shares, in amounts aggregating $50,000 or more, were subject to higher annual fees. The NASD also found that CGMI’s supervisory and compliance policies and procedures regarding Class B and Class C shares had not been reasonably designed to ensure that SB Financial Consultants consistently provided adequate disclosure of, or consideration to, the benefits of the various mutual fund share classes as they applied to individual clients. The NASD censured CGMI and required CGMI to pay a $6.25 million fine.

***

In 2003, SSB settled civil and regulatory actions brought by the SEC, the New York Stock Exchange (“NYSE”), the NASD, the Attorney General of the State of New York (“NYAG”), and state securities regulators, which alleged violations of certain federal and state securities laws and regulations, and certain NASD and NYSE rules, by SSB arising out of certain business practices concerning sell-side research during 1999 to 2001, and initial public offerings (“IPOs”) during 1996 to 2000. The

Notes to Financial Statements
(continued)

actions alleged, among other things, that SSB published fraudulent research reports, permitted inappropriate influence by investment bankers over research analysts, and failed to adequately supervise the employees who engaged in those practices. It was also alleged that SSB engaged in improper “spinning” of shares to executives of investment banking clients and failed to maintain policies and procedures reasonably designed to prevent the potential misuse of material non-public information in certain circumstances. Without admitting or denying the findings, SSB consented to (1) censures by NASD and the NYSE; (2) cease and desist orders in state proceedings prohibiting SSB from violating certain state laws and regulations; (3) a judgment prohibiting SSB from violating certain laws and regulations; (4) certain operational reforms; (5) participating in a voluntary initiative pursuant to which SSB will no longer make allocations of securities in hot IPOs to accounts of executive officers or directors of U.S. public companies; and (6) a payment of $400 million.

***

The National Association of Securities Dealers Inc. (“NASD”) alleged that between October, 1999 and December, 2002, Morgan Stanley DW Inc., a predecessor broker-dealer and registered investment adviser that was merged into Morgan Stanley (“MS”) in April 2007 (“MSDW”) violated the non-cash compensation provisions of the NASD Conduct Rules (under which MSDW was prohibited from providing its Financial Advisors with non-cash compensation for sales of mutual funds and variable annuities that were not based on total sales and equal weighting). MSDW offered rewards to its Financial Advisors for sales of affiliated mutual funds in general, or particular affiliated mutual funds or certain variable annuities. By a Letter of Acceptance, Waiver and Consent (“LAWC”) dated September 15, 2003, MSDW agreed to (1) fines totaling $2.25 million; (2) update its compliance systems and procedures; and (3) retain an independent consultant to review and make recommendations on MSDW’s supervisory and compliance procedures.

***

On April 28, 2003, the SEC filed a complaint alleging that MS violated certain NASD and NYSE Conduct Rules (collectively, the “Conduct Rules”) by creating conflicts of interest for its research analysts with respect to investment banking activity, failing to adequately manage such conflicts, failing to ensure, in offerings where MS was the lead underwriter, that payments made to other broker-dealers for publishing research reports were disclosed by the issuers in the offering documents and the other broker-dealers in their research reports, and failing to supervise properly its research analysts, including with respect to the ratings, price targets and content of the reports of senior research analysts. Without admitting or denying the substantive allegations in the complaint, on October 31, 2003, MS consented to the entry of a final judgment that enjoined MS from violating the Conduct Rules and required it to make payments of $50 million for past conduct and allocate $75 million to fund independent research. In addition, MS agreed to a number of structural changes to the operations of its equity research and investment banking operations. Concurrently, MS also entered into a settlement with the NYSE, the NASD and the Attorney General of the State of New York with respect to the same conduct specified in the Complaint. MS has finalized settlements with the other state and territorial securities administrators.

***

The SEC alleged disclosure violations in connection with marketing arrangements between MSDW and certain mutual fund complexes in connection with the offer and sale of class B shares in certain MS proprietary mutual funds in the amount of $100,000 or more in a single transaction. The SEC also alleged that receipt of directed brokerage commissions as payment for such marketing arrangements contravened NASD Rule 2830(k). On November 17, 2003, without admitting or denying the findings, MSDW consented to orders including a censure; a cease and desist; and an undertaking to distribute, for the benefit of certain customers, $50 million dollars, consisting of disgorgement plus prejudgment interest in the amount of $25 million and civil penalty of $25 million. MSDW also made certain other undertakings including (1) preparing and distributing certain disclosures and a mutual fund bill of rights; (2) permitting certain class B shares to be converted to class A shares; and (3) retaining an independent consultant to review, among other things, the completeness of the disclosures and conformity with other aspects of the order.

Notes to Financial Statements
(continued)

***

In 2004, the NYSE brought an administrative action alleging that MS and MSDW (1) failed to ensure delivery of prospectuses in connection with certain sales of securities; (2) failed to timely and accurately file daily program trade reports; (3) erroneously executing certain sell orders on a minus tick for securities in which MS held a short position; (4) failed to timely submit RE-3 in connection with certain matters; (5) hired certain individuals subject to statutory disqualification and failed to file fingerprint cards for certain non-registered employees; (6) failed to comply with requirements concerning certain market-on-close and limit-on-close orders; (7) failed to reasonably supervise certain activities. MS and MSDW resolved the action on January 7, 2005, by consenting, without admitting or denying guilt, to a censure, a fine of $13 million, and a rescission offer to those clients who should have received a prospectus during the period from June 2003 to September 2004.

***

In January 2005, the SEC filed a complaint in federal court alleging that, during 1999 and 2000, MS violated Regulation M by attempting to induce certain customers who received allocations of IPOs to place purchase orders for additional shares in the aftermarket. No allegation of fraud or impact on the market was made. On January 25, 2005, MS agreed to the entry of a judgment enjoining MS from future violations and the payment of a $40 million civil penalty. The settlement terms received court approval on February 4, 2005.

***

In May 2005, MS and MSDW discovered that, from about January 1997 until May 2005, their order entry systems did not check whether certain secondary market securities transactions complied with state registration requirements known as Blue Sky laws. This resulted in the improper sale of securities that were not registered in 46 state and territorial jurisdictions. MS and MSDW conducted an internal investigation, repaired system errors, self-reported the problem to all affected states and the New York Stock Exchange, identified transactions which were executed in violation of the Blue Sky laws, and offered rescission to affected customers. MS settled the state regulatory issues in a multi-state settlement with the 46 affected state and territorial jurisdictions. Under the settlement, MS consented to a cease and desist order with, and agreed to pay a total civil monetary penalty of $8.5 million to be divided among, each of the 46 state and territorial jurisdictions. The first order was issued by Alabama on March 19, 2008.

***

In a LAWC dated August 1, 2005, the NASD found that MSDW failed to establish and maintain a supervisory system, including written procedures, reasonably designed to review and monitor MSDW’s fee-based brokerage business, between January 2001 and December 2003. Without admitting or denying the allegations, MSDW consented to the described sanctions and findings and was censured and fined $1.5 million, and agreed to the payment of restitution to 3,549 customers in the total amount of approximately $4.7 million, plus interest.

***

The SEC alleged that MS violated the Exchange Act by inadvertently failing to timely produce emails to the SEC staff pursuant to subpoenas in the SEC’s investigation into MS’s practices in allocating shares of stock in initial public offerings and an investigation into conflicts of interest between MS’s research and investment banking practices. Without admitting or denying the allegations, MS consented to a final judgment on May 12, 2006 in which it was permanently restrained and enjoined from violating the Exchange Act. MS agreed to make payments aggregating $15 million, which amount was reduced by $5 million contemporaneously paid by MS to the NASD and the NYSE in related proceedings. MS also agreed to notify the SEC, the NASD and the NYSE that it has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Exchange Act. MS also agreed to provide annual training to its employees responsible for

Notes to Financial Statements
(continued)

preserving or producing electronic communications and agreed to retain an independent consultant to review and comment on the implementation and effectiveness of the policies, procedures and training.

***

On June 27, 2006, the SEC announced the initiation and concurrent settlement of administrative cease and desist proceedings against MS and MSDW for failing to maintain and enforce adequate written policies and procedures to prevent the misuse of material nonpublic information. The SEC found that from 1997 through 2006, MS and MSDW violated the Exchange Act and the Advisers Act by failing to (1) conduct any surveillance of a number of accounts and securities; (2) provide adequate guidance to MS’s and MSDW’s personnel charged with conducting surveillance; and (3) have adequate controls in place with respect to certain aspects of “Watch List” maintenance. The SEC’s findings covered different areas from the 1997 through 2006 time period. MS and MSDW were ordered to pay a civil money penalty of $10 million and agreed to enhance their policies and procedures.

***

On August 21, 2006, MS and MSDW entered into a LAWC relating various finds that at various times between July 1999 and 2005, MS violated a number of NASD and SEC rules. The violations related to areas including trade reporting through the Nasdaq Market Center (formerly Automated Confirmation Transaction Service (“ACT”)), Trade Reporting and Compliance Engine (“TRACE”) and Order Audit Trail System (“OATS”); market making activities; trading practices; short sales; and large options positions reports. The NASD also found that, at various times during December 2002 and May 2005, MSDW violated NASD rules and MSRB rules related to areas including trade reporting through TRACE, short sales, and OATS. The NASD further found that, in certain cases, MS and MSDW violated NASD Rule 3010 because their supervisory systems did not provide supervision reasonably designed to achieve compliance with applicable securities laws, regulations and/or rules.

Without admitting or denying the findings, MS and MSDW consented to the LAWC. In the LAWC, MS and MSDW were censured, required to pay a monetary fine of $2.9 million and agreed to make restitution to the parties involved in certain transactions, plus interest, from the date of the violative conduct until the date of the LAWC. MS and MSDW also consented to (1) revise their written supervisory procedures, and (2) provide a report that described the corrective action that they completed during the year preceding the LAWC to address regulatory issues and violations addressed in the LAWC, and the ongoing corrective action that they were in the process of completing.

***

On May 9, 2007, the SEC issued an Order (“May 2007 Order”) settling an administrative action with MS. In this matter, the SEC found that MS violated its duty of best execution under the Exchange Act. In particular, the SEC found that, during the period of October 24, 2001 through December 8, 2004, MS’s proprietary market-making system failed to provide best execution to certain retail OTC orders. In December 2004, MS removed the computer code in the proprietary market-making system that caused the best execution violations. MS consented, without admitting or denying the findings, to a censure, to cease and desist from committing or causing future violations, to pay disgorgement of approximately $5.9 million plus prejudgment interest on that amount, and to pay a civil penalty of $1.5 million. MS also consented to retain an Independent Compliance Consultant to review its policies and procedures in connection with its market-making system’s order handling procedures and its controls relating to changes to those procedures, and to develop a better plan of distribution.

***

On September 27, 2007, MS entered into a LAWC with Financial Industry Regulatory Authority (“FINRA”). FINRA found that, from October 2001 through March 2005, MSDW provided inaccurate information to arbitration claimants and regulators regarding the existence of pre-September 11, 2001 emails, failed to provide such emails in response to discovery requests and

Notes to Financial Statements
(continued)

regulatory inquiries, failed adequately to preserve books and records, and failed to establish and maintain systems and written procedures reasonably designed to preserve required records and to ensure that it conducted adequate searches in response to regulatory inquiries and discovery requests. FINRA also found that MSDW failed to provide arbitration claimants with updates to a supervisory manual in discovery from late 1999 through the end of 2005. MS agreed, without admitting or denying these findings, to establish a $9.5 million fund for the benefit of potentially affected arbitration claimants. In addition, MS was censured and agreed to pay a $3 million regulatory fine and to retain an independent consultant to review its procedures for complying with discovery requirements in arbitration proceedings relating to its retail brokerage operations.

***

On October 10, 2007, MS became the subject of an Order Instituting Administrative and Cease-And-Desist Proceedings (“October 2007 Order”) by the SEC. The October 2007 Order found that, from 2000 until 2005, MS and MSDW failed to provide to their retail customers accurate and complete written trade confirmations for certain fixed income securities in violation of the Exchange Act, and MSRB rules. In addition, MS was ordered to cease and desist from committing or causing any future violations, and was required to pay a $7.5 million penalty and to retain an independent consultant to review MS’s applicable policies and procedures. MS consented to the issuance of the October 2007 Order without admitting or denying the SEC’s findings.

***

On December 18, 2007, MS became the subject of an Order Instituting Administrative Cease-and-Desist Proceedings (“December 2007 Order”) by the SEC. The December 2007 Order found that, from January 2002 until August 2003, MSDW (a) failed to reasonably supervise four Financial Advisors, with a view to preventing and detecting their mutual fund market-timing activities and (b) violated the Investment Company Act of 1940 by allowing multiple mutual fund trades that were placed or amended after the close of trading to be priced at that day’s closing net asset value. The December 2007 Order also found that, from 2000 through 2003, MSDW violated the Exchange Act by not making and keeping records of customer orders placed after the market close and orders placed for certain hedge fund customers in variable annuity sub-accounts. Without admitting or denying the SEC’s findings, MS agreed to a censure, to cease and desist from future violations of the applicable provisions, to pay a penalty of approximately $11.9 million, to disgorge profits related to the trading activity (including prejudgment interest) of approximately $5.1 million and to retain an independent distribution consultant.

***

On March 25, 2009, MS entered into a LAWC with FINRA.  FINRA found that, from 1998 through 2003, MSDW failed to reasonably supervise the activities of two Financial Advisors in one of its branches. FINRA found that these Financial Advisors solicited brokerage and investment advisory business from retirees and potential retirees of certain large companies by promoting unrealistic investment returns and failing to disclose material information. FINRA also held that MS failed to ensure that the securities and accounts recommended for the retirees were properly reviewed for appropriate risk disclosure, suitability and other concerns. MS consented, without admitting or denying the findings, to a censure, a fine of $3 million, and restitution of approximately $2.4 million plus interest to 90 former clients of the Financial Advisors.

8.	Legal Matters

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as advisor to the Funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On December 28, 2005, the five actions were consolidated in Federal District Court in the Southern District of New York. On April 17, 2006, the Court appointed a lead plaintiff and lead counsel, who filed a consolidated, amended complaint on June 2,

Notes to Financial Statements
(continued)

2006. The consolidated, amended complaint alleged violations of federal securities laws and added as defendants two former SBFM executives, Thomas Jones and Lewis Daidone. On October 3, 2006, the Defendants filed a motion and supporting memorandum to dismiss all of these claims. On November 28, 2006, plaintiffs filed a memorandum in opposition to Defendants’ motion to dismiss, and Defendants filed a reply brief on December 19, 2006. Oral arguments on the motion to dismiss occurred on February 1, 2007. On September 26, 2007, the district court issued an order granting defendants’ motion to dismiss. The order gave plaintiffs through and including October 19, 2007, to replead the one claim that was dismissed without prejudice, but plaintiffs chose not to do so. However, plaintiffs appealed the dismissal of their remaining claims with prejudice, and the appeal has been fully briefed and argued.

CGM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

***

9.	Other Matters

Change in Independent Registered Public Accounting Firm

On May 28, 2009, KPMG LLP resigned in the ordinary course as the independent registered public accounting firm for the Funds.

The reports of KPMG LLP on the Funds’ financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with KPMG LLP during the Funds’ two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference thereto in their reports on the Funds’ financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on May 28, 2009, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Trust approved Deloitte & Touche LLP as the Funds’ independent registered public accounting firm for the period ending August 31, 2009. To the best of the Funds’ knowledge, for the fiscal years ended August 31, 2008 and August 31, 2007, and through May 28, 2009, the Funds did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

***

On November 24, 2008, Citigroup announced it reached an agreement with the U.S. Treasury, the Federal Reserve Board and the Federal Deposit Insurance Corporation (FDIC) to add $40 billion of capital benefit to Citigroup through a government guarantee on $306 billion of its assets and through the issuance of preferred stock and a warrant. A summary of the terms of the eligible asset guarantee, the preferred stock and the warrant was filed on November 26, 2008 with the SEC on Citigroup’s Form 8-K.

***

U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

Money Market Investments (“Money Market Fund”) participated in the United States Treasury Department’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (“Program”). The Program expired on September 18, 2009.

Notes to Financial Statements
(continued)

10.	Subsequent Events

In accordance with the provisions set forth in FASB Statement of Accounting Standards No. 165 “Subsequent Events”, management has evaluated the possibility of subsequent events existing in the Fund’s financial statement’s through October 30, 2009. Management has determined that there are no material events that would require disclosure in its Funds’ financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds (the “Funds”) comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments as of August 31, 2009, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2008 and the financial highlights for each of the four years in the period ended August 31, 2008 were audited by other auditors whose report, dated October 29, 2008, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Consulting Group Capital Markets Funds as of August 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

October 30, 2009

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited)

Approval of Management Agreements and Subadvisory Agreements

At a meeting held in person on May 27, 2009, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust or the Manager, re-approved for an annual period the Trust’s management agreement (the “Previous Management Agreement”) and certain subadvisory agreements (the “Previous Subadvisory Agreements”). The Board of Trustees also approved an interim management agreement (the “Interim Management Agreement” and, together with the Previous Management Agreement, the “Management Agreements”) and interim subadvisory agreements (the “Interim Subadvisory Agreements” and, together with the Previous Subadvisory Agreements, the “Subadvisory Agreements”) at its in person meeting held on May 27, 2009.

The approval of the Interim Management Agreement and the Interim Subadvisory Agreements was necessary due to the formation of a joint venture between Morgan Stanley & Co. and Citigroup Inc. (“Citigroup”) which combined Morgan Stanley’s Global Wealth Management Group and Citigroup’s Smith Barney division into a new company known as Morgan Stanley Smith Barney LLC (“Joint Venture”). Consulting Group Advisory Services LLC (“CGAS” or the “Manager”)(formerly Citigroup Investment Advisory Services LLC), the investment adviser to the Trust, was among the affiliated entities that Citigroup contributed to the Joint Venture. The Joint Venture constituted a “change of control” under applicable provisions of the 1940 Act. The 1940 Act provides that a “change of control” of a fund’s investment adviser results in an “assignment,” and a consequent automatic termination, of an investment advisory agreement between the fund and its adviser. Accordingly, the Previous Investment Management Agreement, dated December 1, 2005, between CGAS and the Trust terminated upon the closing of the Joint Venture on June 1, 2009. The Previous Subadvisory Agreements, which are respectively between CGAS and each of the Sub-advisers, also terminated upon the closing of the Joint Venture on June 1, 2009.

Rule 15a-4 under the 1940 Act permits an incumbent investment adviser to serve temporarily, after its advisory agreement terminates, under an interim agreement it enters into as a result of a change in control thereof, subject to certain conditions designed to protect shareholders. These conditions include that a fund’s board of trustees, including a majority of the non-interested trustees, must have voted in person to approve the interim contract in advance of the termination of the previous shareholder approved contract, and that the interim contract may not have a term longer than 150 days from the date on which the previous contract was terminated. Shareholders have been asked to approve a new investment management agreement between the Trust and CGAS on October 28, 2009.

In their consideration of the approval of the Management Agreements and the Subadvisory Agreements, the Board considered the factors described below.

The non-interested Board Members requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Management Agreements and the Subadvisory Agreements and the performance of the Manager and the Sub-advisers. Representatives of the Manager also discussed with the Board the Joint Venture partners’ intentions regarding the preservation and strengthening of the Manager’s business as part of the Joint Venture. The non-interested Board Members also requested and received certain assurances from senior management of the Manager regarding the continuation of the level of services provided to the Funds and their shareholders after consummation of the Joint Venture. The non-interested Board Members met in a private session with their independent legal counsel, at which no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board Members approved the Management Agreements and the Subadvisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements and Subadvisory Agreements.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreements and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the review of the Trust’s and the Sub-advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds.

The Board also considered the Manager’s brokerage policies and practices, the standards applied to the Sub-advisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans and recent organizational changes, including those expected to result from the Joint Venture.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreements and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for each Fund as well as for a group of comparable funds (“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods ended March 31, 2009. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the respective Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Funds’ performance against their benchmarks.

The Board was generally satisfied with the overall performance of the Funds and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Board determined to continue to evaluate the Funds’ performance and directed the non-interested Board Members’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rates (after taking any waivers and reimbursements into account) (“Actual Management Fees”) and whether any fee waivers and/or reimbursements could be discontinued by the Manager. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ actual total expenses with those of a group of comparable funds (“Expense Group”) and a broader group of funds (“Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers, and, in this regard, the amount of the Contractual and Actual Management Fees retained by the Manager.

The Board concluded that the fee paid by each Fund to the Manager and the fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense and advisory fee information, and (as discussed below) costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager and Sub-advisers from the relationship with the Funds.

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Approval of a New Subadvisory Agreement

At a meeting held in person on May 27, 2009, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the 1940 Act, of the Trust or the Manager, approved one new investment advisory agreements (“Subadvisory Agreement”) for an initial two-year period with Lazard Asset Management LLC (“Lazard”), on behalf of Emerging Markets Equity Investments.

The non-interested Board Members met separately in a private session with their independent legal counsel, at which no representative of management was present, and were advised by independent legal counsel throughout the process. Following the closed session, the Board approved the Subadvisory Agreement with Lazard.

To assist the Board in its consideration of the Subadvisory Agreement with Lazard, the Manager provided materials and information about Lazard, including financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the in person meeting. Representatives from Lazard also made a presentation to and responded to questions from the Board.

In their deliberations concerning the Subadvisory Agreement with Lazard, among other things, the Board considered:

(i) that the Manager conducted a thorough search process in selecting Lazard, including a review of the universe of emerging markets equity sub-advisers, including managers that had a recommended opinion from the Manager’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

(ii) Lazard met all of the Manager’s qualitative and quantitative requirements and was “recommended” by the Manager’s research department;

(iii) the history, reputation, qualification and financial condition of Lazard;

(iv) the qualifications and experience of Lazard’s key personnel in institutional investing and the quality of services that they would be expected to provide the Fund;

(v) Lazard’s relevant investment performance;

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

(vi) the level of assets under management;

(vii) that Lazard’s Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(viii) the fees and expense ratios of comparable mutual funds; and

(ix)	that the terms of the Subadvisory Agreement were substantially similar in all respects to the agreements between the additional sub-investment advisers to the Fund, except with respect to fees.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Subadvisory Agreement with Lazard were acceptable. The Subadvisory Agreement with Lazard became effective on June 1, 2009.

Additional Information
(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ Manager, The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS”)(formerly Citigroup Investment Advisory Services LLC).

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by a double asterisk.

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Non-Interested Trustees
Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birth Year: 1927	Chairman and Trustee	Since 1994	Group Chairman, Vistage International (organization of chief executives)	11	None

Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Trustee	Since 2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001.	Retired	11	Trustee Emeritus, Nicholas Applegate Funds; Trustee, UBS Funds

Adela Cepeda c/o MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds (Mercer); Trustee, UBS Funds; Director, Ft. Dearborn Income Securities
H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Trustee	Since 1999	Retired	11	None

Stephen E. Kaufman 277 Park Avenue, 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management)	11	Trustee, Nicholas Applegate Institutional Funds; Trustee, Legg Mason Partners Equity Trust; Director, UBS Funds

Mark J. Reed 101 S. Hanley Road., Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance, Officer, Bush O’Donnell Investment Advisors, Inc., (1988-present)	11	None

Interested Trustees:

Laurie A. Hesslein** Citigroup Inc. 485 Lexington Ave., 17th Floor New York, NY 10017 Birth Year: 1959	Trustee	Since 2006	Strategic Relationship Management, Citigroup Inc. (2009-present); Managing Director, Productivity Improvement and Re-engineering, Citigroup Inc. (2008-2009), Managing Director, Chief Administrative Officer, Private Client Group, Citi Smith Barney (2004-2008); Managing Director, Investment Products, Private Client Group, Smith Barney (2003-2006); Director and member of the Audit Committee, CitiStreet, Retirement Plan Record Keeper (2002-2008); Interested Director, Vice President of a 501(c)(3) public charity which hosts Citi Impact Funding Trust (Citi GIFT), a donor-advised fund (2000-current).	11	None

W. Thomas Matthews** CGM 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005-2007); previously, President and Chief Executive Officer, Smith Barney (2002-2004).	11	None

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Officers:

James J. Tracy MSSB 787 Seventh Ave., 15th Floor New York, NY 10019 Birth Year: 1957	Chief Executive Officer and President	Since 2007	Managing Director, Head of Investment Advisory Services, MSSB (2009- present); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (“IAS”) (2008-2009); previously, Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).	N/A	N/A

James F. Walker MSSB 787 Seventh Ave., 32nd Floor New York, NY 10019 Birth Year: 1963	Chief Financial Officer and Treasurer	Since 2007	Managing Director and Chief Operating Officer, MSSB (2009-present), previously, Managing Director, CGM and Chief Operating Officer, IAS, Smith Barney (2006-2009); Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Marc Brookman MSSB 787 Seventh Ave., 32nd Floor New York, NY 10019 Birth Year: 1963	Chief Administrative Officer	Since 2008	Managing Director and Director of Advisory Product and Program Management, MSSB (2009-present); previously, Managing Director, IAS, Citi Global Wealth Management and Director Product Development and Management (2005-2009); Managing Director, Head of Retirement Services, Citigroup Asset Management (2004-2005); Head of Global Institutional Sales, New York Life Investment Management (1998-2004).	N/A	N/A

Paul F. Gallagher MSSB 222 Delaware Ave., 7th Floor Wilmington, DE 19801 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director and Associate General Counsel, MSSB (2009-present); previously, Director and Associate General Counsel, CGM (2006-2009); Senior Vice President and General Counsel, ICMA Retirement Corporation (1998-2006).	N/A	N/A

Dominic Maurillo MSSB 787 Seventh Ave., 32nd Floor New York, NY 10019 Birth Year: 1967	Chief Operating Officer	Since 2007	Vice President, MSSB (2009-present); previously, Senior Vice President, CGM (2009); First Vice President, CGM (2007-2009); Senior Vice President for D.F. King & Co., Inc. (1994-2007).	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Steven Hartstein MSSB 480 Washington Blvd., 19th Floor Jersey City, NJ 07310 Birth Year: 1963	Chief Compliance Officer	Since 2006	Executive Director, MSSB (2009-present); previously, Director, CGM and Assistant Director, IAS Compliance, Smith Barney (2008-2009); previously Senior Vice President, CGM and Assistant Director, IAS Compliance, Smith Barney (2006-2007); Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004).	N/A	N/A

Jeanine Larrea MSSB 1221 Avenue of the Americas, 35th Floor New York, NY 10017 Birth Year: 1966	Anti- Money Laundering Compliance Officer	Since 2009	Vice President and Deputy AML Compliance Officer, MSSB (2009-present); previously, Vice President, Morgan Stanley & Co. (2004-2009).	N/A	N/A

Israel Grafstein MSSB 485 Lexington Ave. New York, NY 10017 Birth Year: 1974	Assistant Secretary	Since 2006	Vice President and Associate General Counsel, MSSB (2009-present); previously, Senior Vice President and Associate General Counsel, CGM (2008-2009); First Vice President and Associate General Counsel, CGM (2006-2007); Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004).	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

LeRoy T. Pease III MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1958	Vice President and Investment Officer	Since 1996	Vice President, MSSB (2009-present); previously, Senior Vice President, CGM (prior to 2009).	N/A	N/A

Halvard Kvaale MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1963	Investment Officer	Since 2009	Managing Director and Head of Portfolio Advisory Services, MSSB (2009-present); previously, Managing Director and Head of Global Advisor Research, Morgan Stanley & Co. (2006-2009); Head of Global Manager Research and Fee-based Advisory Solutions, Deutsche Bank (2000-2006).	N/A	N/A

Vincenzo Alomia MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Vice President and Senior Research Analyst, MSSB (2009-present); previously, Vice President and Senior Research Analyst, MSSB (2006-2009); Senior Research Associate, AIG SunAmerica Asset Management (1999-2004).	N/A	N/A

Jay T. Shearon MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2007	Vice President, MSSB (2009-present); previously, Vice President, CGM (2005-2009); Assistant Vice President (2000-2005).	N/A	N/A

Robert Seidel MSSB 650 S. Exeter St. Baltimore, MD 21202 Birth Year: 1975	Investment Officer	Since 2007	Vice President, MSSB (2009-present); previously, First Vice President, CGM (2006-2009); Vice President, Legg Mason (1997-2006).	N/A	N/A.

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Ms. Hesslein and Mr. Matthews are interested persons of the Trust as defined in the 1940 Act because each is or was an officer of MSSB’s predecessor and the Trust’s affiliate, Citigroup, Inc., or certain of its affiliates.

Important Tax Information
(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2009:

	Large
	Capitalization	Large Cap Growth	Small Capitalization	International
	Value Equity	Equity	Value Equity	Equity		Emerging Markets
	Investments	Investments	Investments	Investments		Equity Investments

Record Date:	12/4/2008	12/4/2008	12/4/2008	12/4/2008		12/4/2008
Payable Date:	12/5/2008	12/5/2008	12/5/2008	12/5/2008		12/5/2008
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	78.67%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	99.28%	100.00%	100.00%	—		—
Foreign Source Income	—	—	—	91.36	%*	93.96	%*
Foreign Tax Paid Per Share	—	—	—	$.01622		$.023360
Long-Term Capital Gain Dividend	—	$.16268 **	$.38926 **	$.46386	**	$.27761	**

International
	Fixed Income	Core Fixed	Municipal Bond	Money Market	High Yield
	Investments	Investments	Investments	Investments	Investments

Record Date:	12/4/2008	Monthly	Monthly	Monthly	Monthly
Payable Date:	12/5/2008	Monthly	Monthly	Monthly	Monthly
Interest from Tax-Exempt Obligations	—	—	99.88%	—	—
Interest from Federal Obligations	13.30%	49.27%	—	42.17%	.15%
Tax Return of Capital	—	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
**	Of this amount, 0.0003% for Large Capitalization Value Equity Investments and 0.0009% for Small Capitalization Value Equity Investments represented Unrecaptured Section 1250 gains subject to a maximum 25% rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

CITIGROUP GLOBAL MARKETS INC.
Distributor

CONSULTING GROUP ADVISORY SERVICES LLC
Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-374-9999 (ask for “Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-374-9999 (ask for “Consulting Group”), (2) on the Funds’ website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html and (3) on the SEC’s website at www.sec.gov.

© 2009 Morgan Stanley Smith Barney LLC (“MSSB”). Consulting Group Advisory Services LLC (“CGAS”) (formerly Citigroup Investment Advisory Services LLC) is a business of MSSB. Securities are offered through Citigroup Global Markets Inc., a clearing broker of MSSB and an affiliate of CGAS and MSSB. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

Consulting Group Capital Markets Funds
222 Delaware Avenue
Wilmington, Delaware 19801

TK 2120A, 8/09

ITEM 2. CODE OF ETHICS.
As of the period ended August 31, 2009 (“Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant’s Code of Ethics was amended during the Reporting Period to make certain non-material changes. A copy of this code of ethics is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).
The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
AUDIT FEES —
(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2009 and August 31, 2008 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $322,500 in 2009 and $322,500 in 2008.
(b) Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended August 31, 2009 and August 31, 2008 for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4.
(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2009 and August 31, 2008 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $65,270 in 2009 and $65,270 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
(d) All Other Fees. There were no other fees billed for each of the last two fiscal years ended August 31, 2009 and August 31, 2008 for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at

least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).
(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2009 and 2008; Tax Fees were 0% for 2009 and 2008; and Other Fees were 0% for 2009 and 2008.
(f) Not Applicable.
(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 in 2009 and 2008.
(h) Consulting Group Capital Markets Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.
ITEM 6. INVESTMENTS.
A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.
Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, as amended, 17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not Applicable.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Consulting Group Capital Markets Funds

By:	/s/ JAMES J TRACY
James J. Tracy
Chief Executive Officer Consulting Group Capital Markets Funds

Date: November 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J TRACY
James J. Tracy
Chief Executive Officer Consulting Group Capital Markets Funds

Date: November 9, 2009

By:	/s/ JAMES F WALKER
James F. Walker
Chief Financial Officer Consulting Group Capital Markets Funds

Date: November 4, 2009